BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Daily Class Shares

■	BofA California Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

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Prospectus Primer

This prospectus tells you about BofA California Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Daily Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofAFunds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

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BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

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BofA California Tax-Exempt Reserves

BofA California Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Daily Class: NADXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

   Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

   Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

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BofA California Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a

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BofA California Tax-Exempt Reserves

greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

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State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in California municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is in a severe economic recession. Personal income has been declining in California for some time. Taxable sales and the assessed value of property have both fallen sharply in California. In addition, California’s unemployment rate has seen steady increases. California’s Governor and Legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and cost cutting programs and the issuance of additional debt. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of California or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are

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BofA California Tax-Exempt Reserves

generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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BofA California Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Daily Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.01%
(a)

The calendar year returns shown for all periods are the returns of Daily Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.77%
Worst:	1st quarter 2004:	0.04%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA California Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Daily Class Shares	1.45%	1.79%	1.67%

(a)	The returns shown for all periods are the returns of Daily Class shares of the Predecessor Fund.

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Daily Class Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not

    limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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BofA California Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Daily Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.60%
Other expenses	0.01%
Total annual Fund operating expenses	0.85%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.80%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Daily Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$266	$466	$1,044

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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BofA California Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

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BofA California Tax-Exempt Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

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Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Daily Class Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Daily Class shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500. Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.35% distribution fee and 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The term “selling agent” or “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

20

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Daily Class shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA California Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the

23

Buying, Selling and Exchanging Shares

Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

24

Buying, Selling and Exchanging Shares

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Daily Class shares are primarily intended for use in connection with specific Cash Management Services programs. Daily Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

26

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Daily Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

27

Buying, Selling and Exchanging Shares

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves* – Daily Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006 (a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0054		0.0182		0.0280		0.0114		0.0190		0.0063
Less Distributions to Shareholders:
From net investment income	(0.0054)		(0.0182)		(0.0280)		(0.0114)		(0.0190)		(0.0063)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return(b)(c)	0.54%		1.84%		2.84%		1.15	%(d)	1.91%		0.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.73	%(e)	0.80	%(e)	0.80	%(e)	0.80	%(e)(f)	0.80	%(e)	0.80%
Waiver/Reimbursement	0.16%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net investment income	0.62	%(e)	1.76	%(e)	2.80	%(e)	2.73	%(e)(f)	1.94	%(e)	0.63%
Net assets, end of period (000s)	$1,045,609		$1,772,303		$1,538,428		$1,394,667		$1,357,176		$742,981

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.85%	8.52%	$10,852.43	$90.41
3	15.76%	0.85%	13.03%	$11,302.81	$94.16
4	21.55%	0.85%	17.72%	$11,771.87	$98.07
5	27.63%	0.85%	22.60%	$12,260.40	$102.14
6	34.01%	0.85%	27.69%	$12,769.21	$106.38
7	40.71%	0.85%	32.99%	$13,299.13	$110.79
8	47.75%	0.85%	38.51%	$13,851.05	$115.39
9	55.13%	0.85%	44.26%	$14,425.87	$120.18
10	62.89%	0.85%	50.25%	$15,024.54	$125.16
Total Gain After Fees and Expenses				$5,024.54
Total Annual Fees and Expenses Paid					$1,044.36

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA California Tax-Exempt Reserves

Daily Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723

Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42907-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Class A Shares

■	BofA Cash Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Cash Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Class A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

3

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Class A: NPRXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

7

BofA Cash Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free

8

BofA Cash Reserves

from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.13%

(a)

The calendar year returns shown for all periods are the returns of Class A shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.21%
Worst:	2nd quarter 2004:	0.12%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■    management of fund holdings,

■    market conditions,

■    fund expenses, and

■    flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Class A Shares	2.33%	2.99%	2.47%

(a)	The returns shown for all periods are the returns of Class A shares of the Predecessor Fund. The inception date of Class A shares of the Predecessor Fund was May 13, 2002.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Class A Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Class A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Class A Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.45%
Other expenses	0.01%
Total annual Fund operating expenses	0.70%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.65%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class A shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$66	$219	$385	$866

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

15

BofA Cash Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator, and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

17

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About Class A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Class A Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500, and Class A shares are available to the general public for investment.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.10% distribution fee and 0.25% service fee
Maximum Shareholder Administration Fee	0.10%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About Class A Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Class A shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Class A	0.10%	0.25%	0.35%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

22

About Class A Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Class A shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund’s Class A shares:

Shareholder Administration Fee

Class A	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Class A shares continues. BofA Funds may reduce or discontinue payments at any time.

23

About Class A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

24

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class A shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

25

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

26

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

27

Buying, Selling and Exchanging Shares

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

28

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Class A shares are available to the general public for investment. Once you have opened an account, you can buy Class A shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Class A shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class A shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Class A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Class A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

29

Buying, Selling and Exchanging Shares

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstance, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

30

Buying, Selling and Exchanging Shares

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.
■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

31

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

32

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

33

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

34

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Class A Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007(a)	Period Ended August 31, 2006(b)		Year Ended March, 31 2006(c)	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(d)	—	(d)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(e)(f)	0.74	%(g)(h)	3.26	%(g)(h)	4.83%	1.89	%( i)	3.15%	1.13%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(j)	0.66%		0.65%		0.65%	0.65	%(k)	0.65%	0.65%
Waiver/Reimbursement	0.10%		0.05%		0.06%	0.06	%(k)	0.07%	0.07%
Net Investment Income(j)	0.94	%(h)	3.03	%(h)	4.73%	4.49	%(k)	3.11%	1.10%
Net Assets, End of Period (000s)	$382,035		$692,142		$391,997	$315,859		$251,431	$256,503

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	On May 30, 2007, Market Class shares were exchanged for Class A shares.

(b)	The Fund changed its fiscal year end from March 31 to August 31.

(c)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(d)	Rounds to less than $0.01 per share.

(e)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.50)% and 2.27%, respectively.

(h)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(i)	Not annualized.

(j)	The benefits derived from expense reductions had an impact of less than 0.01%.

(k)	Annualized.

35

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Class A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.70%	8.84%	$10,883.71	$74.62
3	15.76%	0.70%	13.52%	$11,351.70	$77.82
4	21.55%	0.70%	18.40%	$11,839.83	$81.17
5	27.63%	0.70%	23.49%	$12,348.94	$84.66
6	34.01%	0.70%	28.80%	$12,879.94	$88.30
7	40.71%	0.70%	34.34%	$13,433.78	$92.10
8	47.75%	0.70%	40.11%	$14,011.43	$96.06
9	55.13%	0.70%	46.14%	$14,613.93	$100.19
10	62.89%	0.70%	52.42%	$15,242.33	$104.50
Total Gain After Fees and Expenses				$5,242.33
Total Annual Fees and Expenses Paid					$865.83

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

36

Notes

37

Notes

38

Notes

39

BofA Cash Reserves

Class A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42908-0510

BofA Funds

Prospectus

January 1, 2010, as Revised May 1, 2010

Class B and Class C Shares

■	BofA Cash Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Cash Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a summary of the Fund’s various share classes offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbols:	Class B: NIBXX Class C: N/A
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

8

BofA Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class B shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.02%

(a)

The calendar year returns shown for all periods are the returns of Class B shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2000:	1.38%
Worst:	2nd quarter 2004:	0.06%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Class B Shares	1.65%	2.37%	2.41%
Class C Shares	1.65%	2.37%	2.40%

(a)

The returns shown for all periods are the returns of Class B shares and Class C shares of the Predecessor Fund. The inception dates of Class B and Class C shares of the Predecessor Fund were October 4, 1999 and October 5, 1999, respectively.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class B and Class C shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See Choosing a Share Class – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

	Class B Shares	Class C Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	5.00%	1.00%

Annual Fund Operating Expenses (deducted from the Fund’s assets)

	Class B Shares	Class C Shares
Management fees(a)(b)	0.24%	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	1.10%	1.10%
Other expenses	0.01%	0.01%
Total annual Fund operating expenses	1.35%	1.35%
Fee waivers and/or reimbursements(c)	-0.05%	-0.05%
Total net expenses	1.30%	1.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class B or Class C shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year,

■	your Class B shares convert to Class A shares after you’ve owned them for eight years, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class B Shares
Assuming no redemption	$132	$423	$735	$1,441
Assuming complete redemption of shares at the end of the period	$632	$723	$935	$1,441
Class C Shares
Assuming no redemption	$132	$423	$735	$1,620
Assuming complete redemption of shares at the end of the period	$232	$423	$735	$1,620

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

15

BofA Cash Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

17

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

Choosing a Share Class

Comparison of the Share Classes

Share Class Features

The Fund offers two classes of shares in this prospectus: Class B and Class C shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class B and Class C shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

	Class B Shares	Class C Shares
Eligible Investors and Minimum Initial Investments(a)	The Fund no longer accepts investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in more detail under Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed.	Minimum initial investments range from $0 to $2,500; the share class is available to the general public for investment.
Investment Limits	up to $49,999 (based on aggregate account value)(b)	up to $999,999
Conversion Features	convert to Class A shares eight years after purchase	none
Front-End Sales Charges	none	none
Contingent Deferred Sales Charges (CDSCs)(c)	5.00% maximum, gradually declining to 0.00% after six years	1.00% on investments sold within one year of purchase
Maximum Distribution and Service Fees	0.75% distribution fee 0.25% service fee	0.75% distribution fee 0.25% service fee
Maximum Shareholder Administration Fee	0.10%	0.10%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of these share classes.

(b)

If you hold Class B shares of the Fund and your account has a value of less than $49,999, you may purchase additional Class B shares of the Fund in certain limited transactions in amounts that increase your account value up to a maximum of $49,999. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed for important information regarding purchases of Class B shares. The value of your account, for this purpose, includes the value of all eligible accounts held by you and your “immediate family.” See the discussion about account value aggregation and eligible accounts in Choosing a Share Class – Reductions/Waivers of Sales Charges for more information. If you have reached the $49,999 limit, any additional amounts you attempt to invest in Class B shares of the Fund will be invested in Class A shares of the Fund, without regard to the normal minimum investment amount for Class A shares. Such investments will, however, be subject to a front-end sales charge that generally applies to Class A shares.

(c)	See Choosing a Share Class – Reductions/Waivers of Sales Charges for information about certain exceptions to these sales charges.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

Choosing a Share Class

Sales Charges and Commissions

Sales charges, commissions and distribution and service fees (discussed in a separate sub-section below) compensate selling and/or servicing agents, and typically your financial advisor, for selling shares to you and for maintaining and servicing the shares held in your account. These charges, commissions and fees are intended to provide incentives for selling and/or servicing agents to provide these services.

Depending on which share class you choose you will pay these charges either at the time you sell your shares as a contingent deferred sales charge and/or over time in the form of increased ongoing fees. Whether the ultimate cost is higher for one class over the other depends on how long you hold your shares. Information on the Fund’s sales charges is available on the Fund’s website at www.bofacapital.com.

Class B and Class C Shares – Sales Charges

You don’t pay a front-end sales charge when you buy Class B or Class C shares, but you may pay a CDSC when you sell Class B or Class C shares.

The CDSC on Class B and Class C shares:

■	is applied to the net asset value at the time of your purchase or sale, whichever is lower,

■	will not be applied to any shares you receive through reinvested distributions, and

■	generally declines each year until there is no sales charge for selling shares.

For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which your purchase was made. When you place an order to sell your Class B or Class C shares, the Fund will first redeem any shares that aren’t subject to a CDSC followed by those you have held the longest.

Class B Shares – CDSC and Commissions

You’ll pay a CDSC if you sell Class B shares unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions or have been held for at least seven years. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details. The CDSC you pay on Class B shares depends on how long you’ve held your shares:

Class B Shares – CDSC Schedule

Number of Years Class B Shares Held	Applicable CDSC
One	5.00%
Two	4.00%
Three	3.00%
Four	3.00%
Five	2.00%
Six	1.00%
Seven	none
Eight	none
Nine	Conversion to Class A Shares

The Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 4.00% of the net asset value per share when you buy Class B shares. The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

Class B shares automatically convert to Class A shares after you’ve owned them for eight years. This conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the Fund.

The following rules apply to the conversion of Class B shares to Class A shares:

■	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion.

■	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.

■

You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of a Columbia Fund when that exchange privilege existed will convert based on the day you bought the original shares.

■	No sales charge or other charges apply, and conversions are free from federal income tax.

22

Choosing a Share Class

Class C Shares – CDSC and Commissions

You’ll pay a CDSC of 1.00% if you sell Class C shares within one year of buying them unless you qualify for a waiver of the CDSC or the shares you’re selling were bought through reinvested distributions. See Choosing a Share Class – Reductions/Waivers of Sales Charges for details.

The Distributor pays an up-front commission directly to your selling and/or servicing agent of up to 1.00% of the net asset value per share when you buy Class C shares. The Distributor seeks to recover this commission through distribution fees it receives under the Fund’s distribution plan and any applicable CDSC applied when you sell your shares. See Choosing a Share Class – Distribution and Service Fees for details.

23

Choosing a Share Class

Reductions/Waivers of Sales Charges

Eligible Accounts

The types of accounts that are eligible for the account value aggregation purposes described above are:

■	individual accounts,

■	joint accounts,

■	certain IRA accounts,

■	certain health savings accounts,

■	certain trust accounts, and

■	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts.

Eligible accounts include those registered in the name of the broker/dealer or other financial intermediary through which you own shares of the BofA Funds.

Eligible accounts do not include Class R share accounts or accounts holding institutional share classes of the BofA Funds (Capital Class shares, Liquidity Class shares, Adviser Class shares, Investor Class shares, Trust Class shares, Institutional Class shares and Marsico shares). Certain share classes are not offered by this prospectus.

Your “Immediate Family” and
Account Value Aggregation

For purposes of reaching the Class B shares investment limit described in Choosing a Share Class – Comparison of the Share Classes, the value of your account will be deemed to include the value of all non-institutional shares of the Fund in eligible accounts that are held by you and/or your “immediate family,” which includes your spouse (or legal equivalent under state law), parent, step-parent, legal guardian, child, step-child, father-in-law and mother-in-law. Remember that in order to properly apply the investment limit, you must notify your financial advisor in writing at the time you buy your shares of each eligible account maintained by you and/or your immediate family. Group plan accounts are valued at the plan level.

CDSC Waivers

You may be able to avoid an otherwise applicable CDSC when you sell Class B or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the BofA Funds or for other reasons.

Generally, a CDSC that would otherwise be applied may be waived for certain sales, including sales made under the Systematic Withdrawal Plan or in connection with the death or post-purchase disability of a shareholder; certain medical expenses; charitable gifts; involuntary sales; and agreements by selling and/or servicing agents to waive or return their commissions. Restrictions may apply to certain accounts and certain transactions.

The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases.

For more information about the sales charge reductions and waivers described here, consult the SAI.

24

Choosing a Share Class

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to each share class:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Class B and Class C shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated daily and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund’s Class B and Class C shares:

Shareholder Administration Fee

Class B	0.10%
Class C	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Class B and Class C shares continues. BofA Funds may reduce or discontinue payments at any time.

25

Choosing a Share Class

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

26

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class B and Class C shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

27

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

Remember that sales charges may apply to your transactions. You should also ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated

28

Buying, Selling and Exchanging Shares

Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

29

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

30

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Class C shares are available to the general public for investment. Once you have opened an account, you can buy Class C shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Class B Shares Closed

The Fund no longer accepts investments from new or existing investors in Class B shares, except for certain limited transactions involving existing investors in Class B shares as described in more detail below.

Additional Class B shares will be issued only to existing investors in Class B shares and only through the following type of transaction (Qualifying Transactions):

■	Dividends and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund.

Any initial purchase orders for the Fund’s Class B shares will be rejected (other than through a Qualifying Transaction that is an exchange transaction).

Unless contrary instructions are received in advance by the Fund, purchase orders (except those submitted by a financial intermediary through the National Securities Clearing Corporation (NSCC) as described in more detail below) for additional Class B shares of the Fund received from existing investors in Class B shares, including orders made through an active systematic investment plan, will be invested in Class A shares of the Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. See Choosing a Share Class – Class A Shares – Front-end Sales Charge for additional information.

Additional purchase orders for a Fund’s Class B shares by an existing Class B shareholder, submitted by such shareholder’s financial intermediary through the NSCC, will be rejected due to operational limitations of the NSCC. Investors should consult their financial advisor if they wish to invest in the Fund by purchasing a share class of the Fund other than Class B shares.

In addition, dividend and/or capital gain distributions from Class B shares of a BofA Fund will no longer be automatically invested in Class B shares of another BofA Fund. Unless contrary instructions are received in advance of the date of declaration, such dividend and/or capital gain distributions from Class B shares of a BofA Fund will be reinvested in Class B shares of the same BofA Fund that is making the distribution.

Minimum Initial Investments

The minimum initial investment for Class C shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class C shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class C shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

31

Buying, Selling and Exchanging Shares

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Buying Shares – Class B Shares Closed for restrictions applicable to Class B shares.

Wire Purchases

You may buy Class C shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class C shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Class B and Class C shares at net asset value per share.
■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class B and Class C shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class B and Class C shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class B and/or Class C shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and

32

Buying, Selling and Exchanging Shares

capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange, except that when Class B shares are exchanged for Class Z shares, any CDSC charges applicable to Class B shares will be applied. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

33

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

34

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the

35

Distributions and Taxes

IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

36

Financial Highlights

The financial highlights tables are designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Class B Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006(b)	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(c)	0.03		0.04	0.02		0.02	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(c)	—	(c)	—	—		—	—
Total from Investment Operations	—	(c)	0.03		0.04	0.02		0.02	0.01
Less Distributions to Shareholders:
From Net Investment Income	—	(c)	(0.03)		(0.04)	(0.02)		(0.02)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(d)(e)	0.41	%(f)	2.58	%(f)	4.15%	1.61	%(g)	2.49%	0.60%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(h)	0.99%		1.30%		1.30%	1.30	%( i )	1.30%	1.16%
Waiver/Reimbursement	0.42%		0.05%		0.06%	0.06	%( i )	0.07%	0.21%
Net Investment Income(h)	0.41%		2.54%		4.08%	3.83	%( i )	2.73%	0.56%
Net Assets, End of Period (000s)	$46,074		$47,315		$51,015	$56,906		$57,242	$22,076

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	On August 22, 2005, the Fund’s Investor B shares were renamed Class B shares.

(c)	Rounds to less than $0.01 per share.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.83)% and 1.60%, respectively.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

37

Financial Highlights

BofA Cash Reserves* – Class C Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006(b)	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	—	(c)	0.03		0.04	0.02		0.02	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(c)	—	(c)	—	—		—	—
Total from Investment Operations	—	(c)	0.03		0.04	0.02		0.02	0.01
Less Distributions to Shareholders:
From Net Investment Income	—	(c)	(0.03)		(0.04)	(0.02)		(0.02)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(d)(e)	0.41	%(f)	2.58	%(f)(g)	4.18%	1.61	%(h)	2.49%	0.60%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(i)	1.00%		1.30%		1.30%	1.30	%(j)	1.30%	1.18%
Waiver/Reimbursement	0.41%		0.05%		0.06%	0.06	%(j)	0.07%	0.19%
Net Investment Income(i)	0.40%		2.33	%(g)	4.08%	3.87	%(j)	2.59%	0.55%
Net Assets, End of Period (000s)	$19,733		$16,015		$8,282	$5,752		$2,915	$1,543

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from May 31 to August 31.

(b)	On August 22, 2005, the Fund’s Investor C shares were renamed Class C shares.

(c)	Rounds to less than $0.01 per share.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.84)% and 1.60%, respectively.

(g)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

38

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in each share class of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratio used for each share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the charts and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge. If contingent deferred sales charges were reflected, the “Hypothetical Year-End Balance After Fees and Expenses” amounts shown would be lower and the “Annual Fees and Expenses” amounts shown would be higher.

BofA Cash Reserves – Class B Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	1.30%	3.70%	$10,370.00	$132.41
2	10.25%	1.35%	7.49%	$10,748.51	$142.55
3	15.76%	1.35%	11.41%	$11,140.83	$147.75
4	21.55%	1.35%	15.47%	$11,547.47	$153.15
5	27.63%	1.35%	19.69%	$11,968.95	$158.74
6	34.01%	1.35%	24.06%	$12,405.81	$164.53
7	40.71%	1.35%	28.59%	$12,858.63	$170.53
8	47.75%	1.35%	33.28%	$13,327.97	$176.76
9	55.13%	0.70%	39.01%	$13,901.07	$95.30
10	62.89%	0.70%	44.99%	$14,498.82	$99.40
Total Gain After Fees and Expenses				$4,498.82
Total Annual Fees and Expenses Paid					$1,441.12

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

39

Hypothetical Fees and Expenses

BofA Cash Reserves – Class C Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	1.30%	3.70%	$10,370.00	$132.41
2	10.25%	1.35%	7.49%	$10,748.51	$142.55
3	15.76%	1.35%	11.41%	$11,140.83	$147.75
4	21.55%	1.35%	15.47%	$11,547.47	$153.15
5	27.63%	1.35%	19.69%	$11,968.95	$158.74
6	34.01%	1.35%	24.06%	$12,405.81	$164.53
7	40.71%	1.35%	28.59%	$12,858.63	$170.53
8	47.75%	1.35%	33.28%	$13,327.97	$176.76
9	55.13%	1.35%	38.14%	$13,814.44	$183.21
10	62.89%	1.35%	43.19%	$14,318.66	$189.90
Total Gain After Fees and Expenses				$4,318.66
Total Annual Fees and Expenses Paid					$1,619.53

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

40

Notes

41

Notes

42

Notes

43

BofA Cash Reserves

Class B and Class C Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43005-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Class Z Shares

■	BofA Cash Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Cash Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Class Z shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Class Z: CHZXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

8

BofA Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class Z shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.38%

(a)

The calendar year returns shown for all periods are the returns of Class Z shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.32%
Worst:	4th quarter 2008:	0.56%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Class Z Shares	2.79%	4.32%

(a)	The returns shown for all periods are the returns of Class Z shares of the Predecessor Fund. The inception date of Class Z shares of the Predecessor Fund was November 18, 2005.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Class Z Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Class Z Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class Z shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class Z Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

15

Additional Investment Strategies and Policies

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect,

17

Management of the Fund

wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About Class Z Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class Z shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares(a)
Eligible Investors and Minimum Initial Investments(b)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)

Class Z shares of the BofA Funds are generally closed to new investors and are available for purchase only to existing Class Z shareholders and investors purchasing through exchanges of Class Z shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About Class Z Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class Z shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the

24

Buying, Selling and Exchanging Shares

Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

25

Buying, Selling and Exchanging Shares

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Class Z shares are generally closed to new investors, and are available for purchase only to existing Class Z shareholders and investors purchasing through exchanges of Class Z shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Class Z shares.

Buying Shares

Eligible Investors

Class Z shares are available only to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

■

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a BofA Global Capital Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

■

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

■

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

■

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

■

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

■	Any investor buying shares through a BofA Global Capital Management state tuition plan organized under Section 529 of the Internal Revenue Code.

■

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

■	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

■	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

27

Buying, Selling and Exchanging Shares

■

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum investment requirement noted above).

For investors establishing a Systematic Investment Plan, the minimum initial investment is $50.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

Once the Transfer Agent or your selling and/or servicing agent receives your buy order in “good form,” your purchase will be made at the next calculated net asset value per share.

■	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by

28

Buying, Selling and Exchanging Shares

your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■	If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

29

Buying, Selling and Exchanging Shares

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

30

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

31

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the

32

Distributions and Taxes

IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

33

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Class Z Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(c)	—	(c)	—	—		—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(d)(e)	1.13	%(f)	3.72	%(f)	5.30%	2.08	%(g)	1.57	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(h)	0.26%		0.20%		0.20%	0.20	%( i )	0.20	%( i )
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%( i )	0.07	%( i )
Net Investment Income(h)	1.15%		3.67%		5.18%	4.92	%( i )	4.29	%( i )
Net Assets, End of Period (000s)	$610,474		$674,440		$707,426	$729,504		$753,395

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Class Z Shares commenced operations on November 18, 2005.

(c)	Rounds to less than $0.01 per share.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.11)% and 2.73%, respectively.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

34

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

35

BofA Cash Reserves

Class Z Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42911-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Daily Class Shares

■	BofA Cash Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Cash Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Daily Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Daily Class: NSHXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

7

BofA Cash Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free

8

BofA Cash Reserves

from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Daily Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.09%

(a)

The calendar year returns shown for all periods are the returns of Daily Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.50%
Worst:	2nd quarter 2004:	0.08%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Daily Class Shares	2.18%	2.84%	2.94%

(a)	The returns shown for all periods are the returns of Daily Class shares of the Predecessor Fund. The inception date of Daily Class shares of the Predecessor Fund was April 12, 1999.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Daily Class Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Daily Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.60%
Other expenses	0.01%
Total annual Fund operating expenses	0.85%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.80%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Daily Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$266	$466	$1,044

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

15

BofA Cash Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

17

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About Daily Class Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Daily Class shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500. Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.35% distribution fee and 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

22

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

23

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Daily Class shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

24

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

25

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

26

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

27

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Daily Class shares are primarily intended for use in connection with specific Cash Management Services programs. Daily Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

28

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Daily Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

29

Buying, Selling and Exchanging Shares

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.
■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

30

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

31

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

32

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

33

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Daily Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.65	%(e)	3.10	%(e)	4.67%	1.82	%(f)	3.00%	0.98%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.75%		0.80%		0.80%	0.80	%(h)	0.80%	0.80%
Waiver/Reimbursement	0.16%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	0. 71%		3.07%		4.57%	4.32	%(h)	3.07%	1.00%
Net Assets, End of Period (000s)	$12,642,466		$17,730,933		$20,080,558	$17,402,205		$16,936,455	$9,560,013

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.59)% and 2.12%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

34

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.85%	8.52%	$10,852.43	$90.41
3	15.76%	0.85%	13.03%	$11,302.81	$94.16
4	21.55%	0.85%	17.72%	$11,771.87	$98.07
5	27.63%	0.85%	22.60%	$12,260.40	$102.14
6	34.01%	0.85%	27.69%	$12,769.21	$106.38
7	40.71%	0.85%	32.99%	$13,299.13	$110.79
8	47.75%	0.85%	38.51%	$13,851.05	$115.39
9	55.13%	0.85%	44.26%	$14,425.87	$120.18
10	62.89%	0.85%	50.25%	$15,024.54	$125.16
Total Gain After Fees and Expenses				$5,024.54
Total Annual Fees and Expenses Paid					$1,044.36

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

35

BofA Cash Reserves

Daily Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42909-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Marsico Shares

■	BofA Cash Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Cash Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Marsico shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Marsico Shares: NMOXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

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BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans.

They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance

8

BofA Cash Reserves

that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Marsico shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.17%

(a)

The calendar year returns shown for all periods are the returns of Marsico shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.23%
Worst:	2nd quarter 2004:	0.15%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Marsico Shares	2.43%	3.10%	2.57%

(a)	The returns shown for all periods are the returns of Marsico shares of the Predecessor Fund. The inception date of Marsico Class shares of the Predecessor Fund was May 13, 2002.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Marsico shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Marsico Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Marsico Shares
Management fees(a)(b)	0.24%
Service and shareholder administration fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Marsico shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Marsico Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

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BofA Cash Reserves

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America and currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

17

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About Marsico Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Marsico shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Marsico shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Marsico Shares
Eligible Investors and Minimum Initial Investments(a)	Marsico shares are available only to investors in the Marsico Flexible Capital Fund, the Marsico Focus Fund, the Marsico Global Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (the Marsico Funds). The minimum initial investment amounts for Marsico shares range from $500 to $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.25%
Maximum Shareholder Administration Fee	0.10%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About Marsico Shares

Service Fee

Pursuant to a shareholder servicing plan, the Fund pays its servicing agent, UMB Fund Services, Inc., a fee for providing services to investors. This fee is calculated daily and paid monthly. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Marsico shares:

Service Fee

Marsico Shares	0.25%

The Fund will pay this fee to its servicing agent, UMB Fund Services, Inc., for as long as the shareholder servicing plan for Marsico shares continues. BofA Funds may reduce or discontinue payments at any time.

22

About Marsico Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Marsico shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund’s Marsico shares:

Shareholder Administration Fee

Marsico Shares	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Marsico shares continues. BofA Funds may reduce or discontinue payments at any time.

23

About Marsico Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

24

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Marsico shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

25

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

26

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

27

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Remember that Marsico shares are only available to investors in the Marsico Flexible Capital Fund, the Marsico Focus Fund, the Marsico Global Fund, the Marsico Growth Fund, the Marsico 21st Century Fund, and the Marsico International Opportunities Fund (Marsico Funds). Please call the servicing agent, UMB Fund Services, Inc., at 888.860.8686 for details.

Minimum Initial Investments

The minimum initial investments for Marsico shares are as follows:

■	$2,500 for regular accounts;

■	$1,000 for traditional and Roth IRAs;

■	$500 for spousal IRA accounts;

■	$500 for SEP IRA accounts; and

■	$500 for transfers to minor accounts.

For investors establishing a Systematic Investment Plan, the minimum investment is $1,000.

Minimum Additional Investments

The minimum additional investment for Marsico shares is $100.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Other Purchase Rules You Should Know

■	You buy Marsico shares at net asset value per share.

■

The servicing agent, UMB Fund Services, Inc., is responsible for sending your buy orders to BofA Funds and ensuring that we receive your money on time. If we do not receive your money on time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. BofA Funds reserves the right to redeem all or part of your holding of shares in any BofA Fund in order to meet these costs.

■	All purchases must be made in U.S. dollars and checks drawn on U.S. banks. No cash, credit cards or third party checks or other checks deemed high-risk will be accepted.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Marsico shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by

28

Buying, Selling and Exchanging Shares

giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Other Redemption Rules You Should Know

■

If you sell your shares through the servicing agent, UMB Fund Services, Inc., BofA Funds will normally send the sale proceeds by Fedwire as soon as practicable following the net asset value determination time applicable to your order.

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidity of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another Marsico Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the Marsico Fund into which you are exchanging.

Systematic Exchanges

You may buy Marsico shares of the Fund by exchanging $50 or more of Marsico shares of the Fund for shares of the

Marsico Funds on the 5th, 10th, 15th or 20th day of the month. Contact your financial advisor or the servicing agent, UMB Fund Services, Inc., to set up the plan. You can then send your order to the servicing agent in writing or by calling 888.860.8686. If you set up your plan to exchange more than $100,000 you must have your signature Medallion guaranteed. You must already have an investment in the Funds you want to exchange.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will

29

Buying, Selling and Exchanging Shares

be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

30

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

31

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

32

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

33

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Marsico Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions Declared to Shareholders
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.81	%(e)	3.36	%(e)(f)	4.93%	1.93	%(g)	3.26%	1.23%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(h)	0.58%		0.55%		0.55%	0.55	%( i )	0.55%	0.55%
Waiver/Reimbursement	0.08%		0.05%		0.06%	0.06	%( i )	0.07%	0.07%
Net Investment Income(h)	0.84%		3.15	%(f)	4.82%	4.58	%( i )	3.19%	1.19%
Net Assets, End of Period (000s)	$18,497		$22,075		$12,947	$11,232		$10,385	$11,005

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.43)% and 2.73%, respectively.

(f)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

34

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Marsico shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Marsico Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

35

BofA Cash Reserves

Marsico Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

One Financial Center, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42910-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

G-Trust Shares

■	BofA Connecticut Municipal Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Connecticut Municipal Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s G-Trust shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Connecticut Municipal Reserves

BofA Connecticut Municipal Reserves
Investment Objective:	Current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	G-Trust: GCUXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax and Connecticut individual, trust and estate income tax. These securities are issued by or on behalf of the State of Connecticut, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Connecticut. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation, including the federal alternative minimum tax. The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

5

BofA Connecticut Municipal Reserves

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the

6

BofA Connecticut Municipal Reserves

risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects. Since the Fund invests in Connecticut municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut is facing economic and fiscal challenges brought on by the current recession, such as a past fiscal year deficit, a projected current fiscal year deficit, future fiscal year projected current services deficits and falling employment, among other issues. The Governor and the General Assembly continue to take actions designed to address these challenges and consider various corrective actions for them, including, but not limited to, the elimination or reduction of state services, increases in state taxes and reduction of aid to municipalities. In addition, several municipalities in Connecticut are facing similar economic and fiscal challenges as well. Rising costs, slow tax collections and the possibility for a reduction in state aid have caused several municipalities to consider reductions of services and programs, and increases in taxes and fees. There can be no assurances, however, that the financial condition of Connecticut will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of Connecticut or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to Connecticut municipal securities, which investors should carefully consider.

7

BofA Connecticut Municipal Reserves

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA Connecticut Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s G-Trust shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.29%
(a)

The calendar year returns shown for all periods are the returns of G-Trust Class shares of Columbia Connecticut Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.89%
Worst:	1st quarter 2005:	0.31%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA Connecticut Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
G-Trust Shares	2.07%	2.34%

(a)

The returns shown for all periods are the returns of G-Trust Class shares of the Predecessor Fund. On November 23, 2005, the Galaxy Connecticut Municipal Money Market Fund’s Trust shares were reorganized into the Predecessor Fund’s G-Trust shares. The Galaxy Connecticut Municipal Money Market Fund’s Trust share class commenced operations on March 1, 2004. For periods prior to November 23, 2005, the performance of the Predecessor Fund’s G-Trust shares represents that of the Galaxy Connecticut Municipal Money Market Fund’s Trust shares.

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Connecticut Municipal Reserves

Shareholder Fees (paid directly from your investment)

G-Trust Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

G-Trust Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.06%
Total annual Fund operating expenses	0.30%
Fee waivers and/or reimbursements(c)	-0.10%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Connecticut Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in G-Trust shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
G-Trust Shares	$20	$86	$159	$371

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Connecticut Municipal Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

13

BofA Connecticut Municipal Reserves

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator, and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC

(BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About G-Trust Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: G-Trust shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the G-Trust shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

G-Trust Shares
Eligible Investors and Minimum Initial Investments(a)	The minimum initial investment amount for the Fund’s G-Trust shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About G-Trust Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

20

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for G-Trust shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

21

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Connecticut Municipal Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the

22

Buying, Selling and Exchanging Shares

Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to

23

Buying, Selling and Exchanging Shares

arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts;

accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

24

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

G-Trust shares of the Fund are available for purchase by investors maintaining a qualified account at a bank or trust institution, including affiliates of Bank of America. Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Contact BofA Funds or your financial advisor for more information about qualified accounts.

Minimum Initial Investments

The minimum initial investment for the Fund’s G-Trust shares is $2,500.

Minimum Additional Investments

There is no minimum additional investment for G-Trust shares.

Wire Purchases

You may buy G-Trust shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy G-Trust shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy G-Trust shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your G-Trust shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

25

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell G-Trust shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

26

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

27

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

28

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

29

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Connecticut Municipal Reserves* – G-Trust Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended May 31, 2006(b)(c)		Year Ended May 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.010	(d)	0.025	(d)	0.034	(d)	0.009	(d)	0.025	(d)	0.011
Less Distributions to Shareholders:
From net investment income	(0.010)		(0.025)		(0.034)		(0.009)		(0.025)		(0.011)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return(e)(f)	0.99%		2.48%		3.50%		0.86	%(g)	2.52%		1.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.24	%(h)	0.20	%(h)	0.20	%(h)	0.20	%(h)( i )	0.37	%(h)	0.55%
Waiver/Reimbursement	0.10%		0.11%		0.21%		0.33	%( i )	0.13%		—	%(j)
Net investment income	0.95	%(h)	2.41	%(h)	3.45	%(h)	3.39	%(h)( i )	2.48	%(h)	1.05%
Net assets, end of period (000s)	$275,997		$251,676		$146,801		$109,635		$74,575		$94,459

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Connecticut Municipal Reserves to BofA Connecticut Municipal Reserves.

(a)	The Fund changed its fiscal year end from May 31 to August 31.

(b)	Effective on November 23, 2005, Trust Shares were renamed G-Trust Shares.

(c)	On November 18, 2005, the Galaxy Connecticut Municipal Money Market Fund was renamed Columbia Connecticut Municipal Reserves.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

30

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in G-Trust shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Connecticut Municipal Reserves – G-Trust Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.30%	9.73%	$10,972.56	$32.18
3	15.76%	0.30%	14.88%	$11,488.27	$33.69
4	21.55%	0.30%	20.28%	$12,028.22	$35.27
5	27.63%	0.30%	25.94%	$12,593.55	$36.93
6	34.01%	0.30%	31.85%	$13,185.44	$38.67
7	40.71%	0.30%	38.05%	$13,805.16	$40.49
8	47.75%	0.30%	44.54%	$14,454.00	$42.39
9	55.13%	0.30%	51.33%	$15,133.34	$44.38
10	62.89%	0.30%	58.45%	$15,844.61	$46.47
Total Gain After Fees and Expenses				$5,844.61
Total Annual Fees and Expenses Paid					$370.95

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

31

BofA Connecticut Municipal Reserves

G-Trust Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904. www.bofacapital.com

INT-36/42912-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Retail A Shares

■	BofA Connecticut Municipal Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Connecticut Municipal Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Retail A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

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BofA Connecticut Municipal Reserves

BofA Connecticut Municipal Reserves
Investment Objective:	Current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Retail A: GCNXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and Connecticut individual, trust and estate income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax and Connecticut individual, trust and estate income tax. These securities are issued by or on behalf of the State of Connecticut, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Connecticut. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation, including the federal alternative minimum tax.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

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BofA Connecticut Municipal Reserves

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

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BofA Connecticut Municipal Reserves

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

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Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

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BofA Connecticut Municipal Reserves

Since the Fund invests in Connecticut municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Connecticut and other factors specifically impacting the ability of issuers of Connecticut municipal securities to meet their obligations. Connecticut is facing economic and fiscal challenges brought on by the current recession, such as a past fiscal year deficit, a projected current fiscal year deficit, future fiscal year projected current services deficits and falling employment, among other issues. The Governor and the General Assembly continue to take actions designed to address these challenges and consider various corrective actions for them, including, but not limited to, the elimination or reduction of state services, increases in state taxes and reduction of aid to municipalities. In addition, several municipalities in Connecticut are facing similar economic and fiscal challenges as well. Rising costs, slow tax collections and the possibility for a reduction in state aid have caused several municipalities to consider reductions of services and programs, and increases in taxes and fees. There can be no assurances, however, that the financial condition of Connecticut will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of Connecticut or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to Connecticut municipal securities, which investors should carefully consider.

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Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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BofA Connecticut Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Retail A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.21%

(a)

The calendar year returns shown for all periods are the returns of Retail A shares of Columbia Connecticut Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.87%
Worst:	3rd quarter 2003:	0.07%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA Connecticut Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Retail A Shares	1.97%	2.18%	2.00%

(a)

The returns shown for all periods are the returns of Retail A shares of the Predecessor Fund. On November 23, 2005, the Galaxy Connecticut Municipal Money Market Fund’s Retail A shares were reorganized into the Predecessor Fund’s Retail A shares. The Galaxy Connecticut Municipal Money Market Fund’s Retail A share class commenced operations on October 4, 1993. For periods prior to November 23, 2005, the performance of the Predecessor Fund’s Retail A shares represents the performance of the Galaxy Connecticut Municipal Money Market Fund’s Retail A shares.

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BofA Connecticut Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Retail A Shares – Service Fee for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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BofA Connecticut Municipal Reserves

Shareholder Fees (paid directly from your investment)

Retail A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Retail A Shares
Management fees(a)(b)	0.24%
Service fee	0.10%
Other expenses	0.06%
Total annual Fund operating expenses	0.40%
Fee waivers and/or reimbursements(c)	-0.10%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofATreasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA Connecticut Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Retail A shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Retail A Shares	$31	$118	$214	$495

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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BofA Connecticut Municipal Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

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BofA Connecticut Municipal Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution, shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

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Management of the Fund

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About Retail A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Retail A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Retail A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Retail A Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new Retail A shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.10%

(a)

Retail A shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About Retail A Shares

Service Fee

Pursuant to the shareholder servicing plan for Retail A shares adopted by the Board, the Fund pays the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Retail A shares:

Service Fee

Retail A Shares	0.10%

The Fund will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Retail A shares continues. BofA Funds may reduce or discontinue payments at any time.

21

About Retail A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Retail A shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Connecticut Municipal Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

24

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we

25

Buying, Selling and Exchanging Shares

believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Retail A shares are generally closed to new investors, and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Retail A shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing Retail A shareholder opening a new Retail A shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for Retail A shares.

Wire Purchases

You may buy Retail A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Retail A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Retail A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Retail A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

27

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Retail A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Connecticut Municipal Reserves* – Retail A Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended May 31, 2006(b)		Year Ended May 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.009	(c)	0.024	(c)	0.033	(c)	0.008	(c)	0.024	(c)	0.010
Less Distributions to Shareholders:
From Net Investment Income	(0.009)		(0.024)		(0.033)		(0.008)		(0.024)		(0.010)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(d)(e)	0.89%		2.38%		3.39%		0.83	%(f)	2.43%		1.03%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.34	%(g)	0.30	%(g)	0.30	%(g)	0.30	%(g)(h)	0.46	%(g)	0.64%
Waiver/Reimbursement	0.10%		0.11%		0.21%		0.33	%(h)	0.14%		0.03%
Net Investment Income	0.91	%(g)	2.36	%(g)	3.35	%(g)	3.30	%(g)(h)	2.41	%(g)	0.96%
Net Assets, End of Period (000s)	$24,602		$31,715		$34,621		$22,354		$24,970		$13,051

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Connecticut Municipal Reserves to BofA Connecticut Municipal Reserves.

(a)	The Fund changed its fiscal year end from May 31 to August 31.

(b)	On November 18, 2005, the Galaxy Connecticut Municipal Money Market Fund was renamed Columbia Connecticut Municipal Reserves.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Retail A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Connecticut Municipal Reserves – Retail A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.40%	9.52%	$10,951.62	$42.84
3	15.76%	0.40%	14.55%	$11,455.39	$44.81
4	21.55%	0.40%	19.82%	$11,982.34	$46.88
5	27.63%	0.40%	25.34%	$12,533.53	$49.03
6	34.01%	0.40%	31.10%	$13,110.07	$51.29
7	40.71%	0.40%	37.13%	$13,713.14	$53.65
8	47.75%	0.40%	43.44%	$14,343.94	$56.11
9	55.13%	0.40%	50.04%	$15,003.76	$58.70
10	62.89%	0.40%	56.94%	$15,693.93	$61.40
Total Gain After Fees and Expenses				$5,693.93
Total Annual Fees and Expenses Paid					$495.42

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Connecticut Municipal Reserves

Retail A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43006-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Class A Shares

■	BofA Government Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Government Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Class A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Class A: NGAXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in

5

BofA Government Reserves

the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

6

BofA Government Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Government Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA Government Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.01%

(a)

The calendar year returns shown for all periods are the returns of Class A shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2006:	1.18%
Worst:	2nd quarter 2004:	0.11%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Class A shares	1.92%	2.84%	2.33%

(a)	The returns shown for all periods are the returns of Class A shares of the Predecessor Fund. The inception date of Class A shares of the Predecessor Fund was May 13, 2002.

10

BofA Government Reserves

   Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Class A Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Class A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Class A Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.45%
Other expenses	0.01%
Total annual Fund operating expenses	0.70%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.65%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class A shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$66	$219	$385	$866

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

BofA Government Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

14

BofA Government Reserves

adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

16

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

17

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About Class A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Class A Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500, and Class A shares are available to the general public for investment.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.10% distribution fee and 0.25% service fee
Maximum Shareholder Administration Fee	0.10%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About Class A Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Class A shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Class A	0.10%	0.25%	0.35%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

21

About Class A Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Class A shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund’s Class A shares:

Shareholder Administration Fee

Class A	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Class A shares continues. BofA Funds may reduce or discontinue payments at any time.

22

About Class A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

23

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class A shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

24

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

25

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

26

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

27

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Class A shares are available to the general public for investment. Once you have opened an account, you can buy Class A shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Class A shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class A shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Class A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Class A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

28

Buying, Selling and Exchanging Shares

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstance, in connection with the liquidating of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

29

Buying, Selling and Exchanging Shares

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.
■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

30

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

31

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

32

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

33

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Government Reserves* – Class A Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007(a)	Period Ended August 31, 2006(b)		Year Ended March 31, 2006(c)	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net investment income	0.0043	0.0290	0.0463	0.0185		0.0303	0.0107
Less Distributions to Shareholders:
From net investment income	(0.0043)	(0.0290)	(0.0463)	(0.0185)		(0.0303)	(0.0107)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(d)(e)	0.43%	2.94%	4.73%	1.86	%(f)	3.07%	1.08%
Ratios to Average Net Assets/Supplemental Data:
Net expenses(g)	0.51%	0.65%	0.65%	0.65	%(h)	0.65%	0.65%
Waiver/Reimbursement	0.19%	0.05%	0.06%	0.07	%(h)	0.07%	0.07%
Net investment income(g)	0.41%	2.84%	4.63%	4.44	%(h)	2.98%	1.13%
Net assets, end of period (000s)	$13,777	$11,110	$13,497	$24,002		$16,903	$31,654

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	On May 30, 2007, Market Class shares were exchanged for Class A shares.

(b)	The Fund changed its fiscal year end from March 31 to August 31.

(c)	On August 22, 2005, Investor A shares were renamed Class A shares.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

34

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Government Reserves – Class A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.70%	8.84%	$10,883.71	$74.62
3	15.76%	0.70%	13.52%	$11,351.70	$77.82
4	21.55%	0.70%	18.40%	$11,839.83	$81.17
5	27.63%	0.70%	23.49%	$12,348.94	$84.66
6	34.01%	0.70%	28.80%	$12,879.94	$88.30
7	40.71%	0.70%	34.34%	$13,433.78	$92.10
8	47.75%	0.70%	40.11%	$14,011.43	$96.06
9	55.13%	0.70%	46.14%	$14,613.93	$100.19
10	62.89%	0.70%	52.42%	$15,242.33	$104.50
Total Gain After Fees and Expenses				$5,242.33
Total Annual Fees and Expenses Paid					$865.83

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

35

BofA Government Reserves

Class A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42913-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Daily Class Shares

■	BofA Government Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Government Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Daily Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Daily Class: NRDXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments. Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to

6

BofA Government Reserves

pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■	U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk.

Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Daily Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.00%
(a)

The calendar year returns shown for all periods are the returns of Daily Class shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.47%
Worst:	2nd quarter 2004:	0.07%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Daily Class Shares	1.75%	2.68%	2.79%

(a)	The returns shown for all periods are the returns of Daily Class shares of the Predecessor Fund. The inception date of Daily Class shares of the Predecessor Fund was April 12, 1999.

9

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Daily Class Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Daily Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.60%
Other expenses	0.01%
Total annual Fund operating expenses	0.85%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.80%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Daily Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$266	$466	$1,044

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Government Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

13

BofA Government Reserves

adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Daily Class Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Daily Class shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500. Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.35% distribution fee and 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

20

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Daily Class shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

23

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

24

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Daily Class shares are primarily intended for use in connection with specific Cash Management Services programs. Daily Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

26

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Daily Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

27

Buying, Selling and Exchanging Shares

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.
■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Government Reserves* – Daily Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0036	0.0274		0.0448	0.0179		0.0288	0.0092
Less Distributions to Shareholders:
From Net Investment Income	(0.0036)	(0.0274)		(0.0448)	(0.0179)		(0.0288)	(0.0092)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.36%	2.77	%(d)	4.57%	1.80	%(e)	2.92%	0.93%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.56%	0.80%		0.80%	0.80	%(g)	0.80%	0.80%
Waiver/Reimbursement	0.29%	0.05%		0.06%	0.07	%(g)	0.07%	0.07%
Net Investment Income(f)	0.36%	2.57	%(d)	4.48%	4.26	%(g)	3.06%	0.94%
Net Assets, End Of Period (000s)	$1,022,642	$898,522		$719,973	$540,518		$591,846	$304,322

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Government Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.85%	8.52%	$10,852.43	$90.41
3	15.76%	0.85%	13.03%	$11,302.81	$94.16
4	21.55%	0.85%	17.72%	$11,771.87	$98.07
5	27.63%	0.85%	22.60%	$12,260.40	$102.14
6	34.01%	0.85%	27.69%	$12,769.21	$106.38
7	40.71%	0.85%	32.99%	$13,299.13	$110.79
8	47.75%	0.85%	38.51%	$13,851.05	$115.39
9	55.13%	0.85%	44.26%	$14,425.87	$120.18
10	62.89%	0.85%	50.25%	$15,024.54	$125.16
Total Gain After Fees and Expenses				$5,024.54
Total Annual Fees and Expenses Paid					$1,044.36

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Government Reserves

Daily Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42914-0510

BofA Funds

Prospectus

January 1, 2010, as of May 1, 2010

G-Trust Shares

■	BofA Government Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Government Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s G-Trust shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	G-Trust: CGGXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low

6

BofA Government Reserves

prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS—U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s G-Trust shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.15%
(a)

The calendar year returns shown for all periods are the returns of G-Trust shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2006:	1.29%
Worst:	4th quarter 2008:	0.38%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
G-Trust Shares	2.36%	4.09%

(a)	The returns shown for all periods are the returns of G-Trust shares of the Predecessor Fund. The inception date of G-Trust shares of the Predecessor Fund was November 21, 2005.

9

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

G-Trust Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

G-Trust Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in G-Trust shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
G-Trust Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Government Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

13

BofA Government Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the  icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About G-Trust Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: G-Trust shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the G-Trust shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

G-Trust Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new G-Trust shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)

G-Trust shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About G-Trust Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

20

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for G-Trust shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

21

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

22

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

23

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

24

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, G-Trust shares are generally closed to new investors, and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in G-Trust shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing G-Trust shareholder opening a new G-Trust shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for G-Trust shares.

Wire Purchases

You may buy G-Trust shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy G-Trust shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy G-Trust shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your G-Trust shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

25

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell G-Trust shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

26

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

27

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

28

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

29

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Government Reserves* – G-Trust Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0071	0.0334	0.0508	0.0204		0.0149
Less Distributions to Shareholders:
From net investment income	(0.0071)	(0.0334)	(0.0508)	(0.0204)		(0.0149)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(c)(d)	0.71%	3.39%	5.20%	2.06	%(e)	1.50	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.20%	0.20%	0.20%	0.20	%(g)	0.20	%(g)
Waiver/Reimbursement	0.05%	0.05%	0.06%	0.07	%(g)	0.07	%(g)
Net investment income(f)	0.75%	3.40%	5.08%	4.88	%(g)	4.14	%(g)
Net assets, end of period (000s)	$129,606	$191,126	$230,740	$261,651		$246,188

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	G-Trust shares commenced operations on November 21, 2005.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

30

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in G-Trust shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Government Reserves – G-Trust Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

31

BofA Government Reserves

G-Trust Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723, Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43007-0510

BofA Funds

Prospectus

January 1, 2010 as revised May 1, 2010

Retail A Shares

■	BofA Government Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Government Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Retail A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Management Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Retail A: CRTXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

6

BofA Government Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Government Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Retail A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.09%

(a)

The calendar year returns shown for all periods are the returns of Retail A shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2006:	1.27%
Worst:	4th quarter 2008:	0.36%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Retail A Shares	2.27%	3.99%

(a)	The returns shown for all periods are the returns of Retail A shares of the Predecessor Fund. The inception date of Retail A shares of the Predecessor Fund was November 21, 2005.

10

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Retail A Shares – Service Fee for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Retail A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Retail A Shares
Management fees(a)(b)	0.24%
Service fee	0.09%
Other expenses	0.01%
Total annual Fund operating expenses	0.34%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.29%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Retail A shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Retail A Shares	$30	$104	$186	$426

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

BofA Government Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

14

BofA Government Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

16

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

17

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the  icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About Retail A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Retail A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Retail A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Retail A Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new Retail A shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.09%

(a)

Retail A shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About Retail A Shares

Service Fee

Pursuant to the shareholder servicing plan for Retail A shares adopted by the Board, the Fund pays the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Retail A shares:

Service Fee

Retail A Shares	0.09%

The Fund will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Retail A shares continues. BofA Funds may reduce or discontinue payments at any time.

21

About Retail A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Retail A shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

24

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

25

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Retail A shares are generally closed to new investors, and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Retail A shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing Retail A shareholder opening a new Retail A shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for Retail A shares.

Wire Purchases

You may buy Retail A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Retail A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Retail A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Retail A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

27

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Retail A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Government Reserves* – Retail A Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0062	0.0325	0.0499	0.0200		0.0146
Less Distributions to Shareholders:
From Net Investment Income	(0.0062)	(0.0325)	(0.0499)	(0.0200)		(0.0146)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(c)(d)	0.62%	3.30%	5.11%	2.02	%(e)	1.47	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.29%	0.29%	0.29%	0.29	%(g)	0.29	%(g)
Waiver/Reimbursement	0.05%	0.05%	0.06%	0.07	%(g)	0.07	%(g)
Net Investment Income(f)	0.66%	3.27%	4.99%	4.77	%(g)	4.06	%(g)
Net Assets, End of Period (000s)	$42,038	$54,591	$56,879	$63,573		$68,003

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Retail A Shares commenced operations on November 21, 2005.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Retail A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Government Reserves – Retail A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.29%	4.71%	$10,471.00	$29.68
2	10.25%	0.34%	9.59%	$10,958.95	$36.43
3	15.76%	0.34%	14.70%	$11,469.64	$38.13
4	21.55%	0.34%	20.04%	$12,004.12	$39.91
5	27.63%	0.34%	25.64%	$12,563.51	$41.76
6	34.01%	0.34%	31.49%	$13,148.97	$43.71
7	40.71%	0.34%	37.62%	$13,761.71	$45.75
8	47.75%	0.34%	44.03%	$14,403.01	$47.88
9	55.13%	0.34%	50.74%	$15,074.19	$50.11
10	62.89%	0.34%	57.77%	$15,776.65	$52.45
Total Gain After Fees and Expenses				$5,776.65
Total Annual Fees and Expenses Paid					$425.81

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Government Reserves

Retail A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

www.bofacapital.com

INT-36/42917-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

G-Trust Shares

■	BofA Government Plus Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Government Plus Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s G-Trust shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Government Plus Reserves

BofA Government Plus Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	G-Trust: CVTXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

BofA Government Plus Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed

6

BofA Government Plus Reserves

to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Government Plus Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s G-Trust shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.20%
(a)

The calendar year returns shown for all periods are the returns of G-Trust shares of Columbia Government Plus Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.29%
Worst:	4th quarter 2008:	0.42%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■  management of fund holdings,

■  market conditions,

■  fund expenses, and

■  flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Government Plus Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
G-Trust Shares	2.48%	4.15%

(a)	The returns shown for all periods are the returns of G-Trust shares of the Predecessor Fund. The inception date of G-Trust shares of the Predecessor Fund was November 21, 2005.

9

BofA Government Plus Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■  shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■  annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■  management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■  distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■  other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Government Plus Reserves

Shareholder Fees (paid directly from your investment)

G-Trust Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

G-Trust Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.04%
Total annual Fund operating expenses	0.28%
Fee waivers and/or reimbursements(c)	-0.08%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.18% and an administration fee of 0.06%.

(b)

The Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in G-Trust shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
G-Trust Shares	$20	$82	$149	$348

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Government Plus Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

13

BofA Government Plus Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.14% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About G-Trust Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: G-Trust shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the G-Trust shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

G-Trust Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new G-Trust shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)

G-Trust shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About G-Trust Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

20

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for G-Trust shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

21

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Government Plus Reserves is received by 4:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days
A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.
In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

22

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

23

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, G-Trust shares are generally closed to new investors, and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in G-Trust shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing G-Trust shareholder opening a new G-Trust shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for G-Trust shares.

Wire Purchases

You may buy G-Trust shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern

24

Buying, Selling and Exchanging Shares

time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy G-Trust shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy G-Trust shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your G-Trust shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell G-Trust shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

25

Buying, Selling and Exchanging Shares

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

26

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

27

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income.

Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

28

Distributions and Taxes

your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

29

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Government Plus Reserves* – G-Trust Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.008	0.034	0.051	0.035
Less Distributions to Shareholders:
From net investment income	(0.008)	(0.034)	(0.051)	(0.035)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total return(c)(d)	0.80%	3.49%	5.22%	3.59	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.20%	0.20%	0.20%	0.20	%(g)
Waiver/Reimbursement	0.08%	0.10%	0.13%	0.12	%(g)
Net investment income(f)	0.81%	3.45%	5.10%	4.44	%(g)
Net assets, end of period (000s)	$156,431	$189,029	$187,636	$198,528

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Plus Reserves to BofA Government Plus Reserves.

(a)	The Fund changed its fiscal year end from October 31 to August 31.

(b)	G-Trust Shares commenced operations on November 21, 2005.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

30

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in G-Trust shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Government Plus Reserves – G-Trust Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.28%	9.75%	$10,974.66	$30.04
3	15.76%	0.28%	14.93%	$11,492.66	$31.45
4	21.55%	0.28%	20.35%	$12,035.11	$32.94
5	27.63%	0.28%	26.03%	$12,603.17	$34.49
6	34.01%	0.28%	31.98%	$13,198.04	$36.12
7	40.71%	0.28%	38.21%	$13,820.99	$37.83
8	47.75%	0.28%	44.73%	$14,473.34	$39.61
9	55.13%	0.28%	51.56%	$15,156.48	$41.48
10	62.89%	0.28%	58.72%	$15,871.87	$43.44
Total Gain After Fees and Expenses				$5,871.87
Total Annual Fees and Expenses Paid					$347.88

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

31

BofA Government Plus Reserves

G-Trust Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723

Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43106-0510

BofA Funds

Prospectus

January 1, 2010 as revised May 1, 2010

Retail A Shares

■	BofA Government Plus Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Government Plus Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Retail A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Government Plus Reserves

BofA Government Plus Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Retail A: CVRXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

BofA Government Plus Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to

6

BofA Government Plus Reserves

pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■	U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the

U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Government Plus Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Retail A shares(a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.13%
(a)

The calendar year returns shown for all periods are the returns of Retail A shares of Columbia Government Plus Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.26%
Worst:	4th quarter 2008:	0.39%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Government Plus Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Retail A Shares	2.38%	4.05%

(a)	The returns shown for all periods are the returns of Retail A shares of the Predecessor Fund. The inception date of Retail A shares of the Predecessor Fund was November 21, 2005.

9

BofA Government Plus Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Retail A Shares – Service Fee for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Government Plus Reserves

Shareholder Fees (paid directly from your investment)

Retail A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Retail A Shares
Management fees(a)(b)	0.24%
Service fee	0.10%
Other expenses	0.04%
Total annual Fund operating expenses	0.38%
Fee waivers and/or reimbursements(c)	-0.08%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.18% and an administration fee of 0.06%.

(b)

The Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Retail A shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Retail A Shares	$31	$114	$205	$473

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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BofA Government Plus Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

13

BofA Government Plus Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.18% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Retail A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Retail A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Retail A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Retail A Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new Retail A shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.10%

(a)

Retail A shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors,

third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About Retail A Shares

Service Fee

Pursuant to the shareholder servicing plan for Retail A shares adopted by the Board, the Fund pays the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time. The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Retail A shares:

Service Fee

Retail A Shares	0.10%

The Fund will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Retail A shares continues. BofA Funds may reduce or discontinue payments at any time.

20

About Retail A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Retail A shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Government Plus Reserves is received by 4:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early. In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

23

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

24

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Retail A shares are generally closed to new investors, and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Retail A shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing Retail A shareholder opening a new Retail A shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for Retail A shares.

Wire Purchases

You may buy Retail A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Retail A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Retail A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Retail A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

26

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Retail A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares - Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

27

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

28

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

29

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

30

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Government Plus Reserves* – Retail A Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	0.007	0.033	0.050	0.035
Less Distributions to Shareholders:
From net investment income	(0.007)	(0.033)	(0.050)	(0.035)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total return(c)(d)	0.71%	3.39%	5.12%	3.51	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.30%	0.30%	0.30%	0.30	%(g)
Waiver/Reimbursement	0.08%	0.10%	0.13%	0.12	%(g)
Net investment income(f)	0.75%	3.38%	5.02%	4.39	%(g)
Net assets, end of period (000s)	$6,718	$8,694	$9,761	$10,660

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Plus Reserves to BofA Government Plus Reserves.

(a)	The Fund changed its fiscal year end from October 31 to August 31.

(b)	Retail A Shares commenced operations on November 21, 2005.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

31

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Retail A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Government Plus Reserves – Retail A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.38%	9.54%	$10,953.71	$40.71
3	15.76%	0.38%	14.60%	$11,459.78	$42.59
4	21.55%	0.38%	19.89%	$11,989.22	$44.55
5	27.63%	0.38%	25.43%	$12,543.12	$46.61
6	34.01%	0.38%	31.23%	$13,122.61	$48.76
7	40.71%	0.38%	37.29%	$13,728.88	$51.02
8	47.75%	0.38%	43.63%	$14,363.15	$53.37
9	55.13%	0.38%	50.27%	$15,026.73	$55.84
10	62.89%	0.38%	57.21%	$15,720.96	$58.42
Total Gain After Fees and Expenses				$5,720.96
Total Annual Fees and Expenses Paid					$472.58

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

32

Notes

33

Notes

34

Notes

35

BofA Government Plus Reserves

Retail A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43107-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

G-Trust Shares

■	BofA Massachusetts Municipal Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Massachusetts Municipal Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s G-Trust shares offered by thisprospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

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BofA Massachusetts Municipal Reserves

BofA Massachusetts Municipal Reserves
Investment Objective:	Current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	G-Trust: GMSXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax and Massachusetts individual income tax. These securities are issued by or on behalf of the Commonwealth of Massachusetts, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Massachusetts. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation, including the federal alternative minimum tax.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

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BofA Massachusetts Municipal Reserves

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

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BofA Massachusetts Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

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BofA Massachusetts Municipal Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in Massachusetts municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically impacting the ability of issuers of Massachusetts municipal securities to meet their obligations. From time to time, including in recent fiscal years, the Commonwealth of Massachusetts and its various agencies, instrumentalities and political subdivisions have experienced significant financial difficulties. In particular, the Commonwealth has experienced revenue shortfalls. The Commonwealth has taken various actions designed to address such difficulties, including, but not limited to, making spending reductions, placing a greater reliance on federal support and making transfers from the state’s stabilization fund. There can be no assurances, however, that the financial condition of Massachusetts will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of Massachusetts or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to Massachusetts municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue

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BofA Massachusetts Municipal Reserves

generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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BofA Massachusetts Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s G-Trust shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.30%

(a)

The calendar year returns shown for all periods are the returns of G-Trust shares of Columbia Massachusetts Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.89%
Worst:	1st quarter 2005:	0.33%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA Massachusetts Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
G-Trust shares	2.08%	2.37%

(a)

The returns shown for all periods are the returns of G-Trust shares of the Predecessor Fund. On November 23, 2005, the Galaxy Massachusetts Municipal Money Market Fund’s Trust shares were reorganized into the Predecessor Fund’s G-Trust shares. The Galaxy Massachusetts Municipal Money Market Fund’s Trust share class commenced operations on March 1, 2004. For periods prior to November 23, 2005, the performance of the Predecessor Fund’s G-Trust shares represents that of the Galaxy Massachusetts Municipal Money Market Fund’s Trust shares.

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BofA Massachusetts Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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BofA Massachusetts Municipal Reserves

Shareholder Fees (paid directly from your investment)

G-Trust Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

G-Trust Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.05%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.09%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA Massachusetts Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in G-Trust shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
G-Trust Shares	$20	$84	$154	$359

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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BofA Massachusetts Municipal Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond

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BofA Massachusetts Municipal Reserves

to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

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Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About G-Trust Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: G-Trust shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the G-Trust shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

G-Trust Shares
Eligible Investors and Minimum Initial Investments(a)	The minimum initial investment amount for the Fund’s G-Trust shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About G-Trust Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for G-Trust shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Massachusetts Municipal Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

24

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

25

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

G-Trust shares of the Fund are available for purchase by investors maintaining a qualified account at a bank or trust institution, including affiliates of Bank of America. Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Contact BofA Funds or your financial advisor for more information about qualified accounts.

Minimum Initial Investments

The minimum initial investment for the Fund’s G-Trust shares is $2,500.

Minimum Additional Investments

There is no minimum additional investment for G-Trust shares.

Wire Purchases

You may buy G-Trust shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy G-Trust shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy G-Trust shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your G-Trust shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

27

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell G-Trust shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Massachusetts Municipal Reserves* – G-Trust Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended May 31, 2006(b)(c)		Year Ended May 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.010	(d)	0.025	(d)	0.035	(d)	0.009	(d)	0.025	(d)	0.012
Less Distributions to Shareholders:
From Net Investment Income	(0.010)		(0.025)		(0.035)		(0.009)		(0.025)		(0.012)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(e)(f)	1.03%		2.48	%(g)	3.51%		0.86	%(h)	2.54%		1.19%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.24	%( i )	0.20	%( i )	0.20	%( i )	0.20	%( i )(j)	0.34	%( i )	0.52%
Waiver/Reimbursement	0.09%		0.08%		0.15%		0.19	%(j)	0.08%		0.01%
Net Investment Income	1.01	%( i )	2.28	%(g)( i )	3.46	%( i )	3.39	%( i )(j)	2.54	%( i )	1.12%
Net Assets, End of Period (000s)	$315,359		$411,289		$210,826		$159,235		$152,704		$126,602

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Massachusetts Municipal Reserves to BofA Massachusetts Municipal Reserves.

(a)	The Fund changed its fiscal year end from May 31 to August 31.

(b)	Effective on November 23, 2005, Trust Shares were renamed G-Trust Shares.

(c)	On November 18, 2005, Galaxy Massachusetts Municipal Money Market Fund was renamed Columbia Massachusetts Municipal Reserves.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in G-Trust shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Massachusetts Municipal Reserves – G-Trust Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.29%	9.74%	$10,973.61	$31.11
3	15.76%	0.29%	14.90%	$11,490.46	$32.57
4	21.55%	0.29%	20.32%	$12,031.67	$34.11
5	27.63%	0.29%	25.98%	$12,598.36	$35.71
6	34.01%	0.29%	31.92%	$13,191.74	$37.40
7	40.71%	0.29%	38.13%	$13,813.07	$39.16
8	47.75%	0.29%	44.64%	$14,463.67	$41.00
9	55.13%	0.29%	51.45%	$15,144.91	$42.93
10	62.89%	0.29%	58.58%	$15,858.23	$44.95
Total Gain After Fees and Expenses				$5,858.23
Total Annual Fees and Expenses Paid					$359.42

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Massachusetts Municipal Reserves

G-Trust Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723

Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

www.bofacapital.com

INT-36/43109-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Retail A Shares

■	BofA Massachusetts Municipal Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Massachusetts Municipal Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Retail A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Massachusetts Municipal Reserves

BofA Massachusetts Municipal Reserves
Investment Objective:	Current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Retail A: GMAXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and Massachusetts individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax and Massachusetts individual income tax. These securities are issued by or on behalf of the Commonwealth of Massachusetts, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of Massachusetts. The Fund may invest up to 20% of its net assets in securities that pay interest subject to taxation, including the federal alternative minimum tax.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

5

BofA Massachusetts Municipal Reserves

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

6

BofA Massachusetts Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

7

BofA Massachusetts Municipal Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in Massachusetts municipal

securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically impacting the ability of issuers of Massachusetts municipal securities to meet their obligations. From time to time, including in recent fiscal years, the Commonwealth of Massachusetts and its various agencies, instrumentalities and political subdivisions have experienced significant financial difficulties. In particular, the Commonwealth has experienced revenue shortfalls. The Commonwealth has taken various actions designed to address such difficulties, including, but not limited to, making spending reductions, placing a greater reliance on federal support and making transfers from the state’s stabilization fund. There can be no assurances, however, that the financial condition of Massachusetts will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of Massachusetts or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to Massachusetts municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing

8

BofA Massachusetts Municipal Reserves

the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Massachusetts Municipal Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Retail A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.24%

(a)

The calendar year returns shown for all periods are the returns of Retail A shares of Columbia Massachusetts Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.91%
Worst:	3rd quarter 2003:	0.08%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Massachusetts Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Retail A Shares	2.00%	2.23%	2.07%

(a)	The returns shown for all periods are the returns of Retail A shares of the Predecessor Fund.

11

BofA Massachusetts Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Retail A Shares – Service Fee for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Massachusetts Municipal Reserves

Shareholder Fees (paid directly from your investment)

Retail A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Retail A Shares
Management fees(a)(b)	0.24%
Service fee	0.08%
Other expenses	0.05%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(c)	-0.09%
Total net expenses	0.28%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Massachusetts Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Retail A shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Retail A Shares	$29	$110	$199	$459

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Massachusetts Municipal Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

15

BofA Massachusetts Municipal Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect,

17

Management of the Fund

wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About Retail A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Retail A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Retail A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Retail A Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new Retail A shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.08%

(a)

Retail A shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About Retail A Shares

Service Fee

Pursuant to the shareholder servicing plan for Retail A shares adopted by the Board, the Fund pays the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Retail A shares:

Service Fee

Retail A Shares	0.08%

The Fund will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Retail A shares continues. BofA Funds may reduce or discontinue payments at any time.

22

About Retail A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

23

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Retail A shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

24

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Massachusetts Municipal Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

25

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

26

Buying, Selling and Exchanging Shares

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

27

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Retail A shares are generally closed to new investors, and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Retail A shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing Retail A shareholder opening a new Retail A shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for Retail A shares.

Wire Purchases

You may buy Retail A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Retail A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Retail A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Retail A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

28

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Retail A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 800.345.6611 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.
■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

29

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

30

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

31

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

32

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Massachusetts Municipal Reserves* – Retail A Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended May 31, 2006(b)		Year Ended May 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.009	(c)	0.024	(c)	0.034	(c)	0.008	(c)	0.024	(c)	0.011
Less Distributions to Shareholders:
From Net Investment Income	(0.009)		(0.024)		(0.034)		(0.008)		(0.024)		(0.011)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(d)(e)	0.94%		2.40%		3.43%		0.84	%(f)	2.47%		1.11%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.32	%(g)	0.28	%(g)	0.28	%(g)	0.28	%(g)(h)	0.42	%(g)	0.60%
Waiver/Reimbursement	0.09%		0.08%		0.15%		0.19	%(h)	0.08%		0.02%
Net Investment Income	0.87	%(g)	2.31	%(g)	3.38	%(g)	3.31	%(g)(h)	2.48	%(g)	1.04%
Net Assets, End of Period (000s)	$143,993		$154,075		$106,505		$69,743		$56,919		$38,586

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Massachusetts Municipal Reserves to BofA Massachusetts Municipal Reserves.

(a)	The Fund changed its fiscal year end from May 31 to August 31.

(b)	On November 18, 2005, Galaxy Massachusetts Municipal Money Market Fund was renamed Columbia Massachusetts Municipal Reserves.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

33

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Retail A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Massachusetts Municipal Reserves – Retail A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.28%	4.72%	$10,472.00	$28.66
2	10.25%	0.37%	9.57%	$10,956.85	$39.64
3	15.76%	0.37%	14.64%	$11,464.16	$41.48
4	21.55%	0.37%	19.95%	$11,994.95	$43.40
5	27.63%	0.37%	25.50%	$12,550.31	$45.41
6	34.01%	0.37%	31.31%	$13,131.39	$47.51
7	40.71%	0.37%	37.39%	$13,739.38	$49.71
8	47.75%	0.37%	43.76%	$14,375.51	$52.01
9	55.13%	0.37%	50.41%	$15,041.09	$54.42
10	62.89%	0.37%	57.37%	$15,737.50	$56.94
Total Gain After Fees and Expenses				$5,737.50
Total Annual Fees and Expenses Paid					$459.18

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Notes

35

BofA Massachusetts Municipal Reserves

Retail A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43008-0510

BofA Funds

Prospectus

January 1, 2010, as May 1, 2010

G-Trust Shares

■	BofA Money Market Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s G-Trust shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	G-Trust: CVGXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments. Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Money Market Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

7

BofA Money Market Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities

8

BofA Money Market Reserves

pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s G-Trust shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.39%
(a)

The calendar year returns shown for all periods are the returns of G-Trust shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.32%
Worst:	4th quarter 2008:	0.54%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
G-Trust Shares	2.80%	4.32%

(a)	The returns shown for all periods are the returns of G-Trust shares of the Predecessor Fund. The inception date of G-Trust shares of the Predecessor Fund was November 21, 2005.

11

BofA Money Market Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

G-Trust Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

G-Trust Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in G-Trust shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
G-Trust Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Money Market Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

15

BofA Money Market Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

17

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About G-Trust Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: G-Trust shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the G-Trust shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

G-Trust Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new G-Trust shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)

G-Trust shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About G-Trust Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for G-Trust shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Money Market Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

24

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

25

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, G-Trust shares are generally closed to new investors, and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in G-Trust shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing G-Trust shareholder opening a new G-Trust shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for G-Trust shares.

Wire Purchases

You may buy G-Trust shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy G-Trust shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy G-Trust shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your G-Trust shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

27

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell G-Trust shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under limited circumstances, in connection with the liquidation of the Funds.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Money Market Reserves* – G-Trust Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(c)	—	(c)	—	—		—
Total From Investment Operations	0.01		0.04		0.05	0.02		0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(d)(e)	1.13	%(f)	3.76	%(g)	5.30%	2.08	%(h)	1.53	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(i)	0.24%		0.20%		0.20%	0.20	%(j)	0.20	%(j)
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(j)	0.06	%(j)
Net Investment Income(i)	1.19%		3.73%		5.18%	4.93	%(j)	4.22	%(j)
Net Assets, End of Period (000s)	$490,631		$680,983		$727,195	$730,240		$780,544

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	G-Trust shares commenced operations on November 21, 2005.

(c)	Rounds to less than $0.01 per share.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Had an affiliate of the investment advisor not provided capital support, total return would have been 0.24%.

(g)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in G-Trust shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Money Market Reserves – G-Trust Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Money Market Reserves

G-Trust Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42919-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Retail A Shares

■	BofA Money Market Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Money Market Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Retail A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Retail A: CVSXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Money Market Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

7

BofA Money Market Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free

8

BofA Money Market Reserves

from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Retail A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.34%
(a)

The calendar year returns shown for all periods are the returns of Retail A shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.31%
Worst:	4th quarter 2008:	0.52%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Retail A Shares	2.73%	4.25%

(a)	The returns shown for all periods are the returns of Retail A shares of the Predecessor Fund. The inception date of Retail A shares of the Predecessor Fund was November 21, 2005.

11

BofA Money Market Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Retail A Shares – Service Fee for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

Retail A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Retail A Shares
Management fees(a)(b)	0.24%
Service fee	0.07%
Other expenses	0.01%
Total annual Fund operating expenses	0.32%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.27%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Retail A shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Retail A Shares	$28	$98	$175	$401

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Money Market Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

15

BofA Money Market Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution, shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

17

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About Retail A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Retail A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Retail A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Retail A Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new Retail A shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.07%

(a)

Retail A shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About Retail A Shares

Service Fee

Pursuant to the shareholder servicing plan for Retail A shares adopted by the Board, the Fund pays the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Retail A shares:

Service Fee

Retail A Shares	0.07%

The Fund will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Retail A shares continues. BofA Funds may reduce or discontinue payments at any time.

22

About Retail A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

23

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Retail A shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

24

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Money Market Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the

25

Buying, Selling and Exchanging Shares

Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

26

Buying, Selling and Exchanging Shares

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

27

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Retail A shares are generally closed to new investors, and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Retail A shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing Retail A shareholder opening a new Retail A shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for Retail A shares.

Wire Purchases

You may buy Retail A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Retail A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Retail A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Retail A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

28

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Retail A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

29

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

30

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the

31

Distributions and Taxes

IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

32

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Money Market Reserves* – Retail A Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Income from Investment Operations:
Net investment income	0.01		0.04		0.05	0.02		0.01
Net realized and unrealized loss on investments and Capital Support Agreement	—	(c)	—	(c)	—	—		—
Total from investment operations	0.01		0.04		0.05	0.02		0.01
Less Distributions to Shareholders:
From net investment income	(0.01)		(0.04)		(0.05)	(0.02)		(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return(d)(e)	1.06	%(f)	3.69	%(g)	5.23%	2.05	%(h)	1.50	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(i)	0.31%		0.27%		0.27%	0.27	%(j)	0.27	%(j)
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(j)	0.06	%(j)
Net investment income(i)	1.12%		3.66%		5.11%	4.85	%(j)	4.15	%(j)
Net assets, end of period (000s)	$67,757		$87,508		$96,260	$101,776		$110,828

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Retail A Shares commenced operations on November 21, 2005.

(c)	Rounds to less than $0.01 per share.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Had an affiliate of the investment advisor not provided capital support, total return would have been 0.17%.

(g)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

33

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Retail A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Money Market Reserves – Retail A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.27%	4.73%	$10,473.00	$27.64
2	10.25%	0.32%	9.63%	$10,963.14	$34.30
3	15.76%	0.32%	14.76%	$11,476.21	$35.90
4	21.55%	0.32%	20.13%	$12,013.30	$37.58
5	27.63%	0.32%	25.76%	$12,575.52	$39.34
6	34.01%	0.32%	31.64%	$13,164.05	$41.18
7	40.71%	0.32%	37.80%	$13,780.13	$43.11
8	47.75%	0.32%	44.25%	$14,425.04	$45.13
9	55.13%	0.32%	51.00%	$15,100.13	$47.24
10	62.89%	0.32%	58.07%	$15,806.82	$49.45
Total Gain After Fees and Expenses				$5,806.82
Total Annual Fees and Expenses Paid					$400.87

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Notes

35

BofA Money Market Reserves

Retail A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42918-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Daily Class Shares

■	BofA Municipal Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Municipal Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Daily Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates— Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Daily Class: NMDXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

   Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

5

BofA Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■	Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest

6

BofA Municipal Reserves

rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Daily Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.07%
(a)

The calendar year returns shown for all periods are the returns of Daily Class shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.90%
Worst:	1st quarter 2004:	0.05%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Daily Class Shares	1.76%	1.91%	1.86%

(a)	The returns shown for all periods are the returns of Daily Class shares of the Predecessor Fund. The inception date of Daily Class shares of the Predecessor Fund was April 12, 1999.

9

BofA Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Daily Class Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Daily Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.60%
Other expenses	0.01%
Total annual Fund operating expenses	0.85%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.80%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Daily Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$266	$466	$1,044

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Municipal Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

13

BofA Municipal Reserves

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Daily Class Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Daily Class shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500. Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.35% distribution fee and 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

19

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example,

brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

20

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Daily Class shares of the Fund at the following times each business day (unless the Fund closes early):

■	12:00 noon Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Municipal Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

23

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

24

Buying, Selling and Exchanging Shares

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Daily Class shares are primarily intended for use in connection with specific Cash Management Services programs. Daily Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

26

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Daily Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the

Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

27

Buying, Selling and Exchanging Shares

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Municipal Reserves* – Daily Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006 (a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0071		0.0206		0.0291		0.0118		0.0196		0.0068
Less Distributions to Shareholders:
From net investment income	(0.0071)		(0.0206)		(0.0291)		(0.0118)		(0.0196)		(0.0068)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return (b)(c)	0.71%		2.08%		2.95%		1.19	%(d)	1.97%		0.68%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.78	%(e)	0.80	%(e)	0.80	%(e)	0.80	%(e)(f)	0.80	%(e)	0.80%
Waiver/Reimbursement	0.10%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net investment income	0.78	%(e)	1.99	%(e)	2.91	%(e)	2.81	%(e)(f)	2.02	%(e)	0.67%
Net assets, end of period (000s)	$1,347,281		$1,990,097		$1,562,589		$1,433,097		$1,368,604		$591,206

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Municipal Reserves—Daily Class Shares

Maximum Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.85%	8.52%	$10,852.43	$90.41
3	15.76%	0.85%	13.03%	$11,302.81	$94.16
4	21.55%	0.85%	17.72%	$11,771.87	$98.07
5	27.63%	0.85%	22.60%	$12,260.40	$102.14
6	34.01%	0.85%	27.69%	$12,769.21	$106.38
7	40.71%	0.85%	32.99%	$13,299.13	$110.79
8	47.75%	0.85%	38.51%	$13,851.05	$115.39
9	55.13%	0.85%	44.26%	$14,425.87	$120.18
10	62.89%	0.85%	50.25%	$15,024.54	$125.16
Total Gain After Fees and Expenses				$5,024.54
Total Annual Fees and Expenses Paid					$1,044.36

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Municipal Reserves

Daily Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43110-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Class Z Shares

■	BofA Municipal Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Municipal Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Class Z shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Class Z: CRZXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Municipal Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

6

BofA Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

7

BofA Municipal Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class Z shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.44%

(a)

The calendar year returns shown for all periods are the returns of Class Z shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.91%
Worst:	2nd quarter 2008:	0.53%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Class Z Shares	2.38%	3.10%

(a)	The returns shown for all periods are the returns of Class Z shares of the Predecessor Fund. The inception date of Class Z shares of the Predecessor Fund was November 18, 2005.

10

BofA Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class Z shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund's net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Class Z Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Class Z Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class Z shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class Z Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

BofA Municipal Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

14

BofA Municipal Reserves

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

16

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

17

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About Class Z Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class Z shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class Z shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Class Z Shares(a)
Eligible Investors and Minimum Initial Investments(b)	Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements. These minimum initial investment amounts range from $0 to $2,500. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for details.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)

Class Z shares of the BofA Funds are generally closed to new investors and are available for purchase only to existing Class Z shareholders and investors purchasing through exchanges of Class Z shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms ‘‘selling agent’’ and ‘‘servicing agent’’ refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About Class Z Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund's next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class Z shares of the Fund at the following times each business day (unless the Fund closes early):

■	12:00 noon Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in ‘‘good form’’ by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Municipal Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early. In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

‘‘Good Form’’

An order is in ‘‘good form’’ if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, ‘‘good form’’ means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

23

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

24

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund's performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Class Z shares are generally closed to new investors, and are available for purchase only to existing Class Z shareholders and investors purchasing through exchanges of Class Z shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Class Z shares.

Buying Shares

Eligible Investors

Class Z shares are available only to the categories of eligible investors described below, each of which is subject to its own minimum initial investment requirements.

Minimum Initial Investments

There is no minimum initial investment in Class Z shares for the following categories of eligible investors:

■

Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a BofA Global Capital Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

■

Any health savings account sponsored by a third party platform, including those sponsored by Bank of America affiliates, and any omnibus group retirement plan for which a financial intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

■

Any investor participating in a wrap program sponsored by a financial intermediary or other entity that is paid an asset-based fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $1,000:

■

Any individual retirement plan (assuming the eligibility criteria below are met) or group retirement plan that is not held in an omnibus manner for which a financial intermediary or other entity provides services and is not compensated by the Fund for those services, other than in the form of payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent.

The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,500:

■

Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.

■	Any investor buying shares through a BofA Global Capital Management state tuition plan organized under Section 529 of the Internal Revenue Code.

■

Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor (i) who holds Class Z shares; (ii) who held Primary A shares prior to the share class redesignation of Primary A shares as Class Z shares that occurred on August 22, 2005; (iii) who holds Class A shares that were obtained by an exchange of Class Z shares; or (iv) who bought shares of certain mutual funds that were not subject to sales charges and that merged with another fund distributed by the Distributor.

■	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.

■	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.

26

Buying, Selling and Exchanging Shares

■

Any investor participating in an account offered by a financial intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Transfer Agent (each investor buying shares through a financial intermediary must independently satisfy the minimum investment requirement noted above).

For investors establishing a Systematic Investment Plan, the minimum initial investment is $50.

Minimum Additional Investments

There is no minimum additional investment for Class Z shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Wire Purchases

You may buy Class Z shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class Z shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in ‘‘good form.’’ You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	Once the Transfer Agent or your selling and/or servicing agent receives your buy order in ‘‘good form,’’ your purchase will be made at the next calculated net asset value per share.

■	You generally buy Class Z shares at net asset value per share because no front-end sales charge applies to purchases of this share class.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class Z shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in ‘‘good form’’ prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class Z shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up

27

Buying, Selling and Exchanging Shares

to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class Z shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Class Z shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply

28

Buying, Selling and Exchanging Shares

when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

29

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

30

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund's net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as ‘‘qualified dividend income’’ taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

31

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

32

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund's annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Municipal Reserves* – Class Z Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0125	0.0267	0.0351	0.0143		0.0109
Less Distributions to Shareholders:
From Net Investment Income	(0.0125)	(0.0267)	(0.0351)	(0.0143)		(0.0109)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(c)(d)	1.26%	2.70%	3.56%	1.44	%(e)	1.09	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.23%	0.20%	0.20%	0.20	%(g)	0.20	%(g)
Waiver/Reimbursement	0.05%	0.05%	0.06%	0.06	%(g)	0.06	%(g)
Net investment Income(f)	1.24%	2.70%	3.51%	3.42	%(g)	2.96	%(g)
Net Assets, End of Period (000s)	$36,380	$36,333	$39,772	$51,606		$54,158

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Class Z Shares commenced operations on November 18, 2005.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

33

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Municipal Reserves – Class Z Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Notes

35

BofA Municipal Reserves

Class Z Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43111-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Class A Shares

■	BofA New York Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA New York Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Class A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Class A: NYMXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

6

BofA New York Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

7

BofA New York Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for

8

BofA New York Tax-Exempt Reserves

payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA New York Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.09%

(a)

The calendar year returns shown for all periods are the returns of Class A shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund). The inception date of Class A shares of the Predecessor Fund was February 15, 2002. The Predecessor Fund’s Class A shares were fully redeemed on December 22, 2002 and recommenced operations on August 25, 2003. From December 22, 2002 to August 25, 2003, performance for the share class could not be calculated due to nominal asset levels. The Predecessor Fund’s first full calendar year of returns after it recommenced operations was the year ended December 31, 2004. Effective May 30, 2007, the name of the share class was changed from Market Class to Class A.

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2007:	0.78%
Worst:	1st quarter 2004:	0.11%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)(b)
Class A Shares	1.60%	1.97%	1.87%

(a)

The returns shown for all periods are the returns of Class A shares of the Predecessor Fund. The inception date of Class A shares of the Predecessor Fund was February 15, 2002. The Predecessor Fund’s Class A shares were fully redeemed on December 22, 2002 and recommenced operations on August 25, 2003. From December 22, 2002 to August 25, 2003, performance for the share class could not be calculated due to nominal asset levels. Effective May 30, 2007, the name of the share class was changed from Market Class to Class A.

(b)	Returns for the Predecessor Fund’s Class A shares shown in the Life of Fund column are as of August 25, 2003.

11

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Class A Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Class A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Class A Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.45%
Other expenses	0.03%
Total annual Fund operating expenses	0.72%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.65%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class A shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$66	$223	$394	$888

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA New York Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

15

BofA New York Tax-Exempt Reserves

adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

16

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

17

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

18

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

19

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

20

About Class A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Class A Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500, and Class A shares are available to the general public for investment.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.10% distribution fee and 0.25% service fee
Maximum Shareholder Administration Fee	0.10%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

21

About Class A Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Class A shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Class A	0.10%	0.25%	0.35%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

22

About Class A Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Class A shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund’s Class A shares:

Shareholder Administration Fee

Class A	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Class A shares continues. BofA Funds may reduce or discontinue payments at any time.

23

About Class A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

24

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class A shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

25

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

26

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

27

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Class A shares are available to the general public for investment. Once you have opened an account, you can buy Class A shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Class A shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class A shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Class A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Class A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

28

Buying, Selling and Exchanging Shares

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

29

Buying, Selling and Exchanging Shares

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

30

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

31

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

32

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

33

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA New York Tax-Exempt Reserves* – Class A Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007(a)		Period Ended August 31, 2006(b)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0065		0.0200		0.0301		0.0122		0.0206		0.0080
Less Distributions to Shareholders:
From Net Investment Income	(0.0065)		(0.0200)		(0.0301)		(0.0122)		(0.0206)		(0.0080)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(c)(d)	0.65%		2.02	%(e)	3.05%		1.23	%(f)	2.07%		0.80%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.65	%(g)	0.65	%(g)	0.65	%(g)	0.65	%(g)(h)	0.65	%(g)	0.65%
Waiver/Reimbursement	0.11%		0.08%		0.11%		0.14	%(h)	0.14%		0.33%
Net Investment Income	0.72	%(g)	1.82	%(e)(g)	3.01	%(g)	2.92	%(g)(h)	2.07	%(g)	0.82%
Net Assets, End of Period (000s)	$34,694		$102,951		$43,867		$37,820		$29,726		$11,469

*	Effective on or about May 1, 2010 the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	On May 30, 2007, Market Class shares were renamed Class A shares.

(b)	The Fund changed its fiscal year end from March 31 to August 31.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

34

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA New York Tax-Exempt Reserves – Class A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.72%	8.82%	$10,881.62	$76.74
3	15.76%	0.72%	13.47%	$11,347.35	$80.02
4	21.55%	0.72%	18.33%	$11,833.02	$83.45
5	27.63%	0.72%	23.39%	$12,339.47	$87.02
6	34.01%	0.72%	28.68%	$12,867.60	$90.75
7	40.71%	0.72%	34.18%	$13,418.33	$94.63
8	47.75%	0.72%	39.93%	$13,992.64	$98.68
9	55.13%	0.72%	45.92%	$14,591.52	$102.90
10	62.89%	0.72%	52.16%	$15,216.04	$107.31
Total Gain After Fees and Expenses				$5,216.04
Total Annual Fees and Expenses Paid					$887.91

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

35

BofA New York Tax-Exempt Reserves

Class A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43112-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Daily Class Shares

■	BofA New York Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA New York Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Daily Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management

Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a

6

BofA New York Tax-Exempt Reserves

greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■	State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially

7

BofA New York Tax-Exempt Reserves

backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA New York Tax-Exempt Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Daily Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.03%

(a)

The calendar year returns shown for all periods are the returns of Daily Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.75%
Worst:	4th quarter 2008:	0.30%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Daily Class Shares	1.45%	2.23%

(a)	The returns shown for all periods are the returns of Daily Class shares of the Predecessor Fund. The inception date of Daily Class shares of the Predecessor Fund was November 1, 2006.

10

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Daily Class Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Daily Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.60%
Other expenses	0.03%
Total annual Fund operating expenses	0.87%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.80%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Daily Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$271	$475	$1,066

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

Fund Summary

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

14

Fund Summary

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

16

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

17

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor and all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About Daily Class Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Daily Class shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500. Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.35% distribution fee and 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

21

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Daily Class shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000

24

Buying, Selling and Exchanging Shares

of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

25

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Daily Class shares are primarily intended for use in connection with specific Cash Management Services programs. Daily Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

27

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Daily Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

28

Buying, Selling and Exchanging Shares

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

29

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

30

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

31

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

32

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA New York Tax-Exempt Reserves* – Daily Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008	Period Ended August 31, 2007(a)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00
Income from Investment Operations:
Net investment income	0.0055		0.0195	0.0232
Less Distributions to Shareholders:
From net investment income	(0.0055)		(0.0195)	(0.0232)
Net Asset Value, End of Period	$1.00		$1.00	$1.00
Total return(b)(c)	0.55	%(d)	1.96%	2.34	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.69%		0.80%	0.81	%(g)
Waiver/Reimbursement	0.22%		0.08%	0.11	%(g)
Net investment income(f)	0.12	%(d)	1.85%	2.90	%(g)
Net assets, end of period (000s)	$10		$10	$10

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	Daily Class Shares re-commenced operations on November 1, 2006.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

33

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA New York Tax-Exempt Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.87%	8.50%	$10,850.35	$92.53
3	15.76%	0.87%	12.98%	$11,298.47	$96.35
4	21.55%	0.87%	17.65%	$11,765.09	$100.33
5	27.63%	0.87%	22.51%	$12,250.99	$104.47
6	34.01%	0.87%	27.57%	$12,756.96	$108.78
7	40.71%	0.87%	32.84%	$13,283.82	$113.28
8	47.75%	0.87%	38.32%	$13,832.44	$117.96
9	55.13%	0.87%	44.04%	$14,403.72	$122.83
10	62.89%	0.87%	49.99%	$14,998.59	$127.90
Total Gain After Fees and Expenses				$4,998.59
Total Annual Fees and Expenses Paid					$1,066.11

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Notes

35

BofA New York Tax-Exempt Reserves

Daily Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43113-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

G-Trust Shares

■	BofA New York Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA New York Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s G-Trust shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	G-Trust: CYGXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York. The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more

6

BofA New York Tax-Exempt Reserves

than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■	Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and

7

BofA New York Tax-Exempt Reserves

local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA New York Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s G-Trust shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.34%
(a)

The calendar year returns shown for all periods are the returns of G-Trust shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.89%
Worst:	4th quarter 2008:	0.45%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
G-Trust Shares	2.06%	2.95%

(a)	The returns shown for all periods are the returns of G-Trust shares of the Predecessor Fund. The inception date of G-Trust shares of the Predecessor Fund was November 21, 2005.

10

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

G-Trust Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

G-Trust Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.03%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in G-Trust shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
G-Trust Shares	$20	$80	$145	$336

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

BofA New York Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

14

BofA New York Tax-Exempt Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

16

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

17

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the  icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About G-Trust Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: G-Trust shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the G-Trust shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

G-Trust Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new G-Trust shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)

G-Trust shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About G-Trust Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for G-Trust shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

23

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at

www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

24

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, G-Trust shares are generally closed to new investors, and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in G-Trust shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing G-Trust shareholder opening a new G-Trust shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for G-Trust shares.

Wire Purchases

You may buy G-Trust shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy G-Trust shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy G-Trust shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your G-Trust shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

26

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell G-Trust shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

27

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

28

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

29

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

30

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA New York Tax-Exempt Reserves* – G-Trust Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0104	0.0245	0.0346	0.0141		0.0104
Less Distributions to Shareholders:
From net investment income	(0.0104)	(0.0245)	(0.0346)	(0.0141)		(0.0104)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(c)(d)	1.05%	2.48%	3.51%	1.42	%(e)	1.04	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.24%	0.20%	0.20%	0.20	%(g)	0.20	%(g)
Waiver/Reimbursement	0.07%	0.08%	0.11%	0.14	%(g)	0.14	%(g)
Net investment income(f)	1.08%	2.35%	3.45%	3.38	%(g)	2.89	%(g)
Net assets, end of period (000s)	$20,434	$26,560	$16,468	$17,548		$17,664

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	G-Trust shares commenced operations on November 21, 2005.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

31

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in G-Trust shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA New York Tax-Exempt Reserves – G-Trust Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees and Expenses				$5,885.51
Total Annual Fees and Expenses Paid					$336.34

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

32

Notes

33

Notes

34

Notes

35

BofA New York Tax-Exempt Reserves

G-Trust Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723, Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43114-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Retail A Shares

■	BofA New York Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA New York Tax-Exempt Reserves (the Fund), which is one of the BofA Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a description of the Fund’s Retail A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapial.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Retail A: CYAXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a

6

BofA New York Tax-Exempt Reserves

greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■	Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various

7

BofA New York Tax-Exempt Reserves

public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA New York Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Retail A shares(a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.27%
(a)

The calendar year returns shown for all periods are the returns of Retail A shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2007:	0.87%
Worst:	4th quarter 2008:	0.42%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Retail A Shares	1.96%	2.85%

(a)	The returns shown for all periods are the returns of Retail A shares of the Predecessor Fund. The inception date of Retail A shares of the Predecessor Fund was November 21, 2005.

10

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Retail A Shares – Service Fee for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Retail A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Retail A Shares
Management fees(a)(b)	0.24%
Service fee	0.10%
Other expenses	0.03%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Retail A shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Retail A Shares	$31	$112	$201	$461

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

BofA New York Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

14

BofA New York Tax-Exempt Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

16

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

17

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About Retail A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Retail A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Retail A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Retail A Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new Retail A shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.10%

(a)

Retail A shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About Retail A Shares

Service Fee

Pursuant to the shareholder servicing plan for Retail A shares adopted by the Board, the Fund pays the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Retail A shares:

Service Fee

Retail A Shares	0.10%

The Fund will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Retail A shares continues. BofA Funds may reduce or discontinue payments at any time.

21

About Retail A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Retail A shares of the Fund at the following times each business day (unless the Fund closes early):

■	11:30 a.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

24

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares on a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in

25

Buying, Selling and Exchanging Shares

which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Money Market Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Retail A shares are generally closed to new investors, and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Retail A shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing Retail A shareholder opening a new Retail A shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for Retail A shares.

Wire Purchases

You may buy Retail A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Retail A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Retail A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Retail A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

27

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Retail A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA New York Tax-Exempt Reserves* – Retail A Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0094	0.0236	0.0336	0.0137		0.0100
Less Distributions to Shareholders:
From net investment income	(0.0094)	(0.0236)	(0.0336)	(0.0137)		(0.0100)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(c)(d)	0.95%	2.38%	3.41%	1.38	%(e)	1.01	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.34%	0.30%	0.30%	0.30	%(g)	0.30	%(g)
Waiver/Reimbursement	0.07%	0.08%	0.11%	0.14	%(g)	0.14	%(g)
Net investment income(f)	0.96%	2.36%	3.36%	3.28	%(g)	2.77	%(g)
Net assets, end of period (000s)	$56	$66	$64	$80		$74

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Retail A Shares commenced operations on November 21, 2005.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Retail A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA New York Tax-Exempt Reserves – Retail A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.37%	9.55%	$10,954.76	$39.64
3	15.76%	0.37%	14.62%	$11,461.97	$41.47
4	21.55%	0.37%	19.93%	$11,992.66	$43.39
5	27.63%	0.37%	25.48%	$12,547.92	$45.40
6	34.01%	0.37%	31.29%	$13,128.88	$47.50
7	40.71%	0.37%	37.37%	$13,736.75	$49.70
8	47.75%	0.37%	43.73%	$14,372.76	$52.00
9	55.13%	0.37%	50.38%	$15,038.22	$54.41
10	62.89%	0.37%	57.34%	$15,734.49	$56.93
Total Gain After Fees and Expenses				$5,734.49
Total Annual Fees and Expenses Paid					$461.15

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA New York Tax-Exempt Reserves

Retail A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT- 36/43115-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Class A Shares

■	BofA Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Class A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Management Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Class A: NTEXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

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BofA Tax-Exempt Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

6

BofA Tax-Exempt Reserves

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.11%

(a)

The calendar year returns shown for all periods are the returns of Class A shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.94%
Worst:	1st quarter 2004:	0.08%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Class A Shares	1.74%	2.00%	1.98%

(a)	The returns shown for all periods are the returns of Class A shares of the Predecessor Fund.

9

BofA Tax-Exempt Reserves

   Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Class A Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Class A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Class A Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.45%
Other expenses	0.01%
Total annual Fund operating expenses	0.70%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.65%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class A shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$66	$219	$385	$866

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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BofA Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

13

BofA Tax-Exempt Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Class A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Class A Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500, and Class A shares are available to the general public for investment.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.10% distribution fee and 0.25% service fee
Maximum Shareholder Administration Fee	0.10%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About Class A Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Class A shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Class A	0.10%	0.25%	0.35%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

20

About Class A Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Class A shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund’s Class A shares:

Shareholder Administration Fee

Class A	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Class A shares continues. BofA Funds may reduce or discontinue payments at any time.

21

About Class A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class A shares of the Fund at the following times each business day (unless the Fund closes early):

■	12:00 noon Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated

24

Buying, Selling and Exchanging Shares

Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at

25

Buying, Selling and Exchanging Shares

www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Class A shares are available to the general public for investment. Once you have opened an account, you can buy Class A shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Class A shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class A shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Class A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Class A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

27

Buying, Selling and Exchanging Shares

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

28

Buying, Selling and Exchanging Shares

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.
■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.
■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

29

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

30

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

31

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

32

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Tax-Exempt Reserves* – Class A Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006(b)		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0073		0.0209		0.0302		0.0122		0.0206		0.0080
Less Distributions to Shareholders:
From net investment income	(0.0073)		(0.0209)		(0.0302)		(0.0122)		(0.0206)		(0.0080)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return(c)(d)	0.73%		2.11	%(e)	3.06%		1.23	%(f)	2.08%		0.80%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.64	%(g)	0.65	%(g)	0.65	%(g)	0.65	%(g)(h)	0.65	%(g)	0.65%
Waiver/Reimbursement	0.09%		0.06%		0.06%		0.07	%(h)	0.07%		0.08%
Net investment income	0.70	%(g)	1.92	%(e)(g)	3.01	%(g)	2.91	%(g)(h)	2.06	%(g)	0.75%
Net assets, end of period (000s)	$24,394		$27,212		$14,790		$17,859		$25,572		$28,934

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	On August 22, 2005, Investor A shares were renamed Class A shares.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

33

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Tax-Exempt Reserves—Class A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.70%	8.84%	$10,883.71	$74.62
3	15.76%	0.70%	13.52%	$11,351.70	$77.82
4	21.55%	0.70%	18.40%	$11,839.83	$81.17
5	27.63%	0.70%	23.49%	$12,348.94	$84.66
6	34.01%	0.70%	28.80%	$12,879.94	$88.30
7	40.71%	0.70%	34.34%	$13,433.78	$92.10
8	47.75%	0.70%	40.11%	$14,011.43	$96.06
9	55.13%	0.70%	46.14%	$14,613.93	$100.19
10	62.89%	0.70%	52.42%	$15,242.33	$104.50
Total Gain After Fees and Expenses				$5,242.33
Total Annual Fees and Expenses Paid					$865.83

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Notes

35

BofA Tax-Exempt Reserves

Class A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723, Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43116-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Daily Class Shares

■	BofA Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Daily Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Daily Class: NEDXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Tax-Exempt Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

6

BofA Tax-Exempt Reserves

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Daily Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.05%
(a)

The calendar year returns shown for all periods are the returns of Daily Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.91%
Worst:	1st quarter 2004:	0.05%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Daily Class Shares	1.59%	1.84%	1.83%

(a)	The returns shown for all periods are the returns of Daily Class shares of the Predecessor Fund.

9

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Daily Class Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Daily Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.60%
Other expenses	0.01%
Total annual Fund operating expenses	0.85%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.80%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Daily Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$266	$466	$1,044

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

13

BofA Tax-Exempt Reserves

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Daily Class Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Daily Class shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500. Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.35% distribution fee and 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

20

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Daily Class shares of the Fund at the following times each business day (unless the Fund closes early):

■	12:00 noon Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000

23

Buying, Selling and Exchanging Shares

of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

24

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Eligible Investors

Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Daily Class shares are primarily intended for use in connection with specific Cash Management Services programs. Daily Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

26

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Daily Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

27

Buying, Selling and Exchanging Shares

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

28

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

30

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Tax-Exempt Reserves* – Daily Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0062		0.0194		0.0287		0.0116		0.0191		0.0065
Less Distributions to Shareholders:
From net investment income	(0.0062)		(0.0194)		(0.0287)		(0.0116)		(0.0191)		(0.0065)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total return(b)(c)	0.62%		1.96	%(d)	2.90%		1.16	%(e)	1.93%		0.65%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.76	%(f)	0.80	%(f)	0.80	%(f)	0.80	%(f)(g)	0.80	%(f)	0.80%
Waiver/Reimbursement	0.12%		0.06%		0.06%		0.07	%(g)	0.07%		0.08%
Net investment income	0.64	%(f)	1.56	%(d)(f)	2.86	%(f)	2.76	%(f)(g)	1.88	%(f)	0.63%
Net assets, end of period (000s)	$59,499		$95,228		$29,191		$26,833		$28,871		$36,441

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Tax-Exempt Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.85%	8.52%	$10,852.43	$90.41
3	15.76%	0.85%	13.03%	$11,302.81	$94.16
4	21.55%	0.85%	17.72%	$11,771.87	$98.07
5	27.63%	0.85%	22.60%	$12,260.40	$102.14
6	34.01%	0.85%	27.69%	$12,769.21	$106.38
7	40.71%	0.85%	32.99%	$13,299.13	$110.79
8	47.75%	0.85%	38.51%	$13,851.05	$115.39
9	55.13%	0.85%	44.26%	$14,425.87	$120.18
10	62.89%	0.85%	50.25%	$15,024.54	$125.16
Total Gain After Fees and Expenses				$5,024.54
Total Annual Fees and Expenses Paid					$1,044.36

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Tax-Exempt Reserves

Daily Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723

Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43117-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

G-Trust Shares

■	BofA Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s G-Trust shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	G-Trust: CXGXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Tax-Exempt Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

6

BofA Tax-Exempt Reserves

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s G-Trust shares(a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.38%
(a)

The calendar year returns shown for all periods are the returns of G-Trust shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2007:	0.90%
Worst:	2nd quarter 2008:	0.47%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
G-Trust Shares	2.20%	3.00%

(a)	The returns shown for all periods are the returns of G-Trust shares of the Predecessor Fund. The inception date of G-Trust shares of the Predecessor Fund was November 21, 2005.

9

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to G-Trust shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

G-Trust Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

G-Trust Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in G-Trust shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
G-Trust Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

13

BofA Tax-Exempt Reserves

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About G-Trust Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: G-Trust shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the G-Trust shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

G-Trust Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new G-Trust shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)

G-Trust shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About G-Trust Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

20

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for G-Trust shares of the Fund at the following times each business day (unless the Fund closes early):

■	12:00 noon Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

21

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

22

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

23

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

24

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, G-Trust shares are generally closed to new investors, and are available for purchase only to the Fund’s existing G-Trust shareholders and investors purchasing through exchanges of G-Trust shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in G-Trust shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing G-Trust shareholder opening a new G-Trust shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for G-Trust shares.

Wire Purchases

You may buy G-Trust shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment.

In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy G-Trust shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy G-Trust shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your G-Trust shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

25

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell G-Trust shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).
■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

26

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

27

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

28

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

29

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Tax-Exempt Reserves* – G-Trust Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0113	0.0254	0.0347	0.0141		0.0104
Less Distributions to Shareholders:
From net investment income	(0.0113)	(0.0254)	(0.0347)	(0.0141)		(0.0104)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(c)(d)	1.14%	2.57%	3.52%	1.42	%(e)	1.04	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.23%	0.20%	0.20%	0.20	%(g)	0.20	%(g)
Waiver/Reimbursement	0.05%	0.06%	0.06%	0.07	%(g)	0.07	%(g)
Net investment income(f)	1.14%	2.52%	3.46%	3.36	%(g)	2.90	%(g)
Net assets, end of period (000s)	$590,847	$708,813	$681,696	$721,252		$802,458

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	G-Trust shares commenced operations on November 21, 2005.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

30

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in G-Trust shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Tax-Exempt Reserves – G-Trust Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

31

BofA Tax-Exempt Reserves

G-Trust Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43118-0510

BofA Funds

Prospectus

January 1, 2010 as revised May 1, 2010

Retail A Shares

■	BofA Tax-Exempt Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Tax-Exempt Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Retail A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Retail A: CRAXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk
Tax-exempt pass-through certificates risk
Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

   Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

   Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Tax-Exempt Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

6

BofA Tax-Exempt Reserves

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Retail A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.32%
(a)

The calendar year returns shown for all periods are the returns of Retail A shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.87%
Worst:	2nd quarter 2008:	0.45%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Retail A Shares	2.11%	2.91%

(a)	The returns shown for all periods are the returns of Retail A shares of the Predecessor Fund. The inception date of Retail A shares of the Predecessor Fund was November 21, 2005.

9

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Retail A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Retail A Shares – Service Fee for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Retail A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Retail A Shares
Management fees(a)(b)	0.24%
Service fee	0.09%
Other expenses	0.01%
Total annual Fund operating expenses	0.34%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.29%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Retail A shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Retail A Shares	$30	$104	$186	$426

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Tax-Exempt Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

13

BofA Tax-Exempt Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

15

Management of the Fund

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Retail A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Retail A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Retail A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Retail A Shares(a)
Eligible Investors and Minimum Initial Investments(b)	The minimum initial investment amount for an existing shareholder opening a new Retail A shares account is $2,500.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.09%

(a)

Retail A shares of the BofA Funds are generally closed to new investors and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Share Class Closed for more details.

(b)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About Retail A Shares

Service Fee

Pursuant to the shareholder servicing plan for Retail A shares adopted by the Board, the Fund pays the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Fund’s assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Fund’s Retail A shares:

Service Fee

Retail A Shares	0.09%

The Fund will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Retail A shares continues. BofA Funds may reduce or discontinue payments at any time.

20

About Retail A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Retail A shares of the Fund at the following times each business day (unless the Fund closes early):

■	12:00 noon Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000

23

Buying, Selling and Exchanging Shares

of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

24

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Share Class Closed

With limited exceptions, Retail A shares are generally closed to new investors, and are available for purchase only to the Fund’s existing Retail A shareholders and investors purchasing through exchanges of Retail A shares of other BofA Funds. Contact BofA Funds or your financial advisor for information about investing in Retail A shares.

Buying Shares

Minimum Initial Investments

The minimum initial investment for an existing Retail A shareholder opening a new Retail A shares account is $2,500.

Minimum Additional Investments

There is no minimum additional investment for Retail A shares.

Wire Purchases

You may buy Retail A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Retail A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Retail A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Retail A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

26

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may sell Retail A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

27

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

28

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

29

Distributions and Taxes

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

30

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Tax-Exempt Reserves* – Retail A Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net investment income	0.0104	0.0245	0.0338	0.0137		0.0101
Less Distributions to Shareholders:
From net investment income	(0.0104)	(0.0245)	(0.0338)	(0.0137)		(0.0101)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Total return(c)(d)	1.05%	2.48%	3.43%	1.38	%(e)	1.01	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses(f)	0.32%	0.29%	0.29%	0.29	%(g)	0.29	%(g)
Waiver/Reimbursement	0.05%	0.06%	0.06%	0.07	%(g)	0.07	%(g)
Net investment income(f)	1.10%	2.49%	3.38%	3.28	%(g)	2.81	%(g)
Net assets, end of period (000s)	$12,052	$14,788	$16,748	$18,503		$19,200

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Retail A shares commenced operations on November 21, 2005.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return represents aggregate total return for the period and assumes reinvestment of all distributions.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

31

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Retail A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Tax-Exempt Reserves – Retail A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year- End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.29%	4.71%	$10,471.00	$29.68
2	10.25%	0.34%	9.59%	$10,958.95	$36.43
3	15.76%	0.34%	14.70%	$11,469.64	$38.13
4	21.55%	0.34%	20.04%	$12,004.12	$39.91
5	27.63%	0.34%	25.64%	$12,563.51	$41.76
6	34.01%	0.34%	31.49%	$13,148.97	$43.71
7	40.71%	0.34%	37.62%	$13,761.71	$45.75
8	47.75%	0.34%	44.03%	$14,403.01	$47.88
9	55.13%	0.34%	50.74%	$15,074.19	$50.11
10	62.89%	0.34%	57.77%	$15,776.65	$52.45
Total Gain After Fees and Expenses				$5,776.65
Total Annual Fees and Expenses Paid					$425.81

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

32

Notes

33

Notes

34

Notes

35

BofA Tax-Exempt Reserves

Retail A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds c/o Boston Financial Data Services, Inc. P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43119-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Class A Shares

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC-INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Treasury Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Class A shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates— Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904.

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Class A: NTSXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

BofA Treasury Reserves

First-Tier Securities
First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations
U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low

6

BofA Treasury Reserves

prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

7

BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Class A shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.00%
(a)

The calendar year returns shown for all periods are the returns of Class A shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2006:	1.18%
Worst:	4th quarter 2008:	0.01%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

8

BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Class A Shares	1.19%	2.62%	2.17%

(a)

The returns shown for all periods are the returns of Class A shares of Columbia Treasury Reserves of the Predecessor Fund. The inception date of Class A shares of the Predecessor Fund was May 13, 2002.

9

BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Class A shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Class A Shares – Distribution and Service Fees for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

10

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Class A Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Class A Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.45%
Other expenses	0.01%
Total annual Fund operating expenses	0.70%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.65%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

11

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Class A shares of the Fund for the periods indicated,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A Shares	$66	$219	$385	$866

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

12

BofA Treasury Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

13

BofA Treasury Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

14

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

15

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

16

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;

■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

17

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

18

About Class A Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Class A shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Class A shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Class A Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500; subject to certain limited exceptions, the share class is closed to both new investors and new accounts.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.10% distribution fee and 0.25% service fee
Maximum Shareholder Administration Fee	0.10%

(a)	See Buying, Selling and Exchanging Shares - Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

19

About Class A Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Class A shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Class A	0.10%	0.25%	0.35%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Class A shares adopted by the Board, the Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Fund’s Class A shares:

Shareholder Administration Fee

Class A	0.10%

The Fund will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents, for as long as the shareholder administration plan for Class A shares continues. BofA Funds may reduce or discontinue payments at any time.

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About Class A Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

21

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Class A shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

22

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000

23

Buying, Selling and Exchanging Shares

of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan.

24

Buying, Selling and Exchanging Shares

Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

25

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Fund Closed

The Fund is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants. In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Buying Shares

Eligible Investors

Subject to the Fund closure described above, once you have opened an account, you can buy Class A shares in a lump sum, through our Systematic Investment Plan, by dividend diversification, by wire or by electronic funds transfer.

Minimum Initial Investments

The minimum initial investment for Class A shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Class A shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan’s investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Class A shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Class A shares of the Fund by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under

26

Buying, Selling and Exchanging Shares

certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Class A shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Class A shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund doesn’t issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Class A shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Class A shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Class A shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

27

Buying, Selling and Exchanging Shares

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Class A shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

29

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the

30

Distributions and Taxes

IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

31

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Treasury Reserves* – Class A Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007(a)	Period Ended August 31, 2006(b)		Year Ended March 31, 2006(c)	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0009	0.0237	0.0458	0.0184		0.0300	0.0099
Less Distributions to Shareholders:
From Net Investment Income	(0.0009)	(0.0237)	(0.0458)	(0.0184)		(0.0300)	(0.0099)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(d)(e)	0.09%	2.40%	4.67%	1.85	%(f)	3.04%	1.00%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.34%	0.65%	0.65%	0.65	%(h)	0.65%	0.65%
Waiver/Reimbursement	0.36%	0.05%	0.06%	0.06	%(h)	0.06%	0.07%
Net Investment Income(g)	0.12%	2.53%	4.57%	4.39	%(h)	3.05%	0.95%
Net Assets, End of Period (000s)	$200,805	$377,207	$647,929	$593,733		$707,503	$632,569

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	On May 30, 2007, Market Class shares were exchanged for Class A shares.

(b)	The Fund changed its fiscal year end from March 31 to August 31.

(c)	On August 22, 2005, the Fund’s Investor A shares were renamed Class A shares.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

32

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Treasury Reserves – Class A Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.65%	4.35%	$10,435.00	$66.41
2	10.25%	0.70%	8.84%	$10,883.71	$74.62
3	15.76%	0.70%	13.52%	$11,351.70	$77.82
4	21.55%	0.70%	18.40%	$11,839.83	$81.17
5	27.63%	0.70%	23.49%	$12,348.94	$84.66
6	34.01%	0.70%	28.80%	$12,879.94	$88.30
7	40.71%	0.70%	34.34%	$13,433.78	$92.10
8	47.75%	0.70%	40.11%	$14,011.43	$96.06
9	55.13%	0.70%	46.14%	$14,613.93	$100.19
10	62.89%	0.70%	52.42%	$15,242.33	$104.50
Total Gain After Fees and Expenses				$5,242.33
Total Annual Fees and Expenses Paid					$865.83

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

33

Notes

34

Notes

35

BofA Treasury Reserves

Class A Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723, Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43120-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Daily Class Shares

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Fund and may be compensated or incented in connection with the sale of Fund shares. The Fund may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about BofA Treasury Reserves (the Fund), which is one of the Funds in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Fund in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of the Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information,

■	fees and expenses, and

■	a description of the Fund’s additional investment strategies and policies.

This summary is followed by other important information, including:

■	a discussion of the Fund’s primary service providers, including the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a description of the Fund’s Daily Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Fund, including:

■	how to buy, sell and exchange shares of the Fund, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of the Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in the Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of the Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Fund in the Statement of Additional Information (SAI), which includes more detailed information about the Fund’s investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Fund is sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Fund’s investment advisor (the Advisor) and its administrator (the Administrator). BofA Distributors, Inc. is the Fund’s distributor (the Distributor). Boston Financial Data Services, Inc. is the Fund’s transfer agent (the Transfer Agent).

The Fund, like all mutual funds, is designed to be a part of a broad and diversified investment portfolio and is not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Fund and any other BofA Fund carefully before investing.

4

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Daily Class: NDLXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments. Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

5

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

6

BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Daily Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.00%

(a)

The calendar year returns shown for all periods are the returns of Daily Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.45%
Worst:	4th quarter 2008:	0.00%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■  management of fund holdings,

■  market conditions,

■  fund expenses, and

■  flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Daily Class shares	1.08%	2.48%	2.66%

(a)	The returns shown for all periods are the returns of Daily Class shares of the Predecessor Fund. The inception date of Daily Class shares of the Predecessor Fund was April 12, 1999.

10

BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Daily Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■  shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■  annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■  management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Fund – Primary Service Providers for more information.

■  distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors, including affiliates of Bank of America. See About Daily Class Shares – Distribution and Service Fees for more information.

■  other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Daily Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Daily Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.60%
Other expenses	0.01%
Total annual Fund operating expenses	0.85%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.80%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Daily Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Daily Class Shares	$82	$266	$466	$1,044

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

BofA Treasury Reserves

Additional Investment Strategies and Policies

This section describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Fund.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Fund’s Investment Objective and Policies

The Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

The Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. The Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning the Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The

14

BofA Treasury Reserves

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 or, if your shares are held through a financial intermediary, contact your intermediary directly.

15

Management of the Fund

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Fund and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Fund. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Fund’s investments.

The Fund pays the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

For the Fund’s most recent fiscal year, aggregate advisory fees paid to the Advisor by the Fund amounted to 0.15% of average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement with the Advisor is available in the Fund’s semi-annual report to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Fund. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Fund’s needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Fund change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Fund to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Fund to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Fund would inform the Fund’s shareholders of any actions taken in reliance on this relief. Until the Advisor and the Fund obtain this relief, the Fund will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Fund.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services.

The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in the Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

16

Management of the Fund

The Distributor

Shares of the Fund are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

17

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Fund – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Fund for which they are compensated. Bank of America and its affiliates may also provide other services to the Fund and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Fund. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Fund.

Conflicts of interest and limitations that could affect the Fund may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Fund and the sale of its shares;

■	the allocation of, and competition for, investment opportunities among the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Fund and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Fund invests; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Fund.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Fund and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.

18

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

19

About Daily Class Shares

Description of the Share Class

Share Class Features

The Fund offers one class of shares in this prospectus: Daily Class shares. The Fund may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Daily Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Fund’s share classes and how to choose among them.

Daily Class Shares
Eligible Investors and Minimum Initial Investments(a)	Minimum initial investments range from $0 to $2,500. Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Subject to certain limited exceptions, the share class is closed to both new investors and new accounts. See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders – Fund Closed for details.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.35% distribution fee and 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

20

About Daily Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Fund’s Daily Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Daily Class	0.35%	0.25%	0.60%

The Fund will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. The Fund may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

21

About Daily Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

22

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Daily Class shares of the Fund at the following times each business day (unless the Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time.

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

The Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, the Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

23

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Fund may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless the Fund closes early) will be processed as follows:

■

If your order for BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the Fund may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The Fund reserves the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early. In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Fund seeks to maintain a constant net asset value of $1.00 per share, we can’t guarantee that the Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904.

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

24

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Fund to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Fund may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Fund shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

25

Buying, Selling and Exchanging Shares

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Above Small Account Policy (Accounts Below $250 and Minimum Balance Fee)

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Small Account Policy – Broker/Dealer and Wrap Fee Accounts

BofA Funds may automatically redeem at any time broker/dealer networked accounts and wrap fee accounts that have account balances of $20 or less or have less than one share.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Fund) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Fund has no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

26

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Fund Closed

The Fund is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Buying Shares

Eligible Investors

Subject to the Fund closure described above, Daily Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Daily Class shares are primarily intended for use in connection with specific Cash Management Services programs. Daily Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Daily Class shares is $2,500 for regular accounts and $1,000 for individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement plans. For investors establishing a Systematic Investment Plan, the minimum initial investment is $50. There is no minimum initial investment for Daily Class shares purchased through omnibus accounts or wrap accounts. For group retirement plans, the minimum initial investment and minimum additional investment are determined based on the plan's investment rather than that of its individual participants.

Minimum Additional Investments

There is no minimum additional investment for Daily Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Daily Class shares of the Fund by wiring money from your bank account to your Fund account by calling the

27

Buying, Selling and Exchanging Shares

Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Fund closes early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Daily Class shares of the Fund by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Daily Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Fund reserves the right to cancel your order if it doesn’t receive payment within three business days of receiving your buy order. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Fund. The Fund does not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Daily Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to the close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Daily Class shares of the Fund and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Daily Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. All dividend and capital gain distributions must be reinvested to set up the plan. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Fund using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service.

28

Buying, Selling and Exchanging Shares

Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in the Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC, or under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Fund to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Daily Class shares of the Fund by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers, subject to BofA Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Fund may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

29

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Fund may, however, pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses.

The Fund generally pays cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904. No sales charges apply to the purchase or sale of such shares. Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of the Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Fund does not generally expect to have material amounts of unrealized capital gain. If you buy shares of the Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Fund does not generally expect to have material amounts of such carryforwards.

30

Distributions and Taxes

Taxes and Your Investment

The Fund will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. The Fund expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Fund’s ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long the Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to the Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as the Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.

■

The Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the

31

Distributions and Taxes

IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

32

Financial Highlights

The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. The Fund is newly formed. On December 31, 2009, pursuant to a reorganization, the Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of the Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

BofA Treasury Reserves* – Daily Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net investment income	0.0007	0.0222	0.0443	0.0177		0.0285	0.0085
Less Distributions to Shareholders:
From net investment income	(0.0007)	(0.0222)	(0.0443)	(0.0177)		(0.0285)	(0.0085)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.07%	2.25%	4.52%	1.79	%(d)	2.88%	0.85%
Ratios to Average Net Assets/Supplemental Data:
Net expenses(e)	0.34%	0.79%	0.80%	0.80	%(f)	0.80%	0.80%
Waiver/Reimbursement	0.51%	0.06%	0.06%	0.06	%(f)	0.06%	0.07%
Net investment income(e)	0.06%	2.11%	4.42%	4.24	%(f)	3.06%	0.83%
Net assets, end of period (000s)	$1,153,305	$1,159,298	$882,296	$648,576		$710,078	$256,064

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

33

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund’s returns over a 10-year period. The chart shows the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Daily Class shares of the Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the share class, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart and is net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Treasury Reserves – Daily Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.80%	4.20%	$10,420.00	$81.68
2	10.25%	0.85%	8.52%	$10,852.43	$90.41
3	15.76%	0.85%	13.03%	$11,302.81	$94.16
4	21.55%	0.85%	17.72%	$11,771.87	$98.07
5	27.63%	0.85%	22.60%	$12,260.40	$102.14
6	34.01%	0.85%	27.69%	$12,769.21	$106.38
7	40.71%	0.85%	32.99%	$13,299.13	$110.79
8	47.75%	0.85%	38.51%	$13,851.05	$115.39
9	55.13%	0.85%	44.26%	$14,425.87	$120.18
10	62.89%	0.85%	50.25%	$15,024.54	$125.16
Total Gain After Fees and Expenses				$5,024.54
Total Annual Fees and Expenses Paid					$1,044.36

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

34

Notes

35

BofA Treasury Reserves

Daily Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the Fund and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Shareholder Communications with the Board

The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Fund and its policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Fund is a series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43121-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Adviser Class Shares

■	BofA California Tax-Exempt Reserves

■	BofA Cash Reserves

■	BofA Government Plus Reserves

■	BofA Government Reserves

■	BofA Money Market Reserves

■	BofA Municipal Reserves

■	BofA New York Tax-Exempt Reserves

■	BofA Tax-Exempt Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a summary of the Funds’ Adviser Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA California Tax-Exempt Reserves

BofA California Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: NARXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA California Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

6

BofA California Tax-Exempt Reserves

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

7

BofA California Tax-Exempt Reserves

Since the Fund invests in California municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is in a severe economic recession. Personal income has been declining in California for some time. Taxable sales and the assessed value of property have both fallen sharply in California. In addition, California’s unemployment rate has seen steady increases. California’s Governor and Legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and cost cutting programs and the issuance of additional debt. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of California or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

8

BofA California Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.12%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.86%
Worst:	3rd quarter 2003:	0.12%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

9

BofA California Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Adviser Class Shares	1.80%	2.14%	2.02%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund.

10

BofA California Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

11

BofA California Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

12

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$155	$275	$623

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

13

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: NCRXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

14

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

15

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

16

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

17

BofA Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

18

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.21%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.59%
Worst:	2nd quarter 2004:	0.17%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

19

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Adviser Class Shares	2.53%	3.20%	3.34%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund.

20

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

21

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

22

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$155	$275	$623

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

23

BofA Government Plus Reserves

BofA Government Plus Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: GGCXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

   Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

24

BofA Government Plus Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

25

BofA Government Plus Reserves

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

26

BofA Government Plus Reserves

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

27

BofA Government Plus Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.05%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia Government Plus Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2006:	1.23%
Worst:	2nd quarter 2004:	0.17%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

28

BofA Government Plus Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Adviser Class Shares	2.22%	3.09%	2.75%

(a)

The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund. On November 21, 2005, the Galaxy Institutional Government Money Market Fund’s Preferred shares were reorganized into the Predecessor Fund’s Adviser Class shares. The Galaxy Institutional Government Money Market Fund’s Preferred share class commenced operations on February 28, 2003. For periods prior to November 21, 2005, the performance of the Predecessor Fund’s Adviser Class shares represents that of the Galaxy Institutional Government Money Market Fund’s Preferred shares.

29

BofA Government Plus Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

30

BofA Government Plus Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.04%
Total annual Fund operating expenses	0.53%
Fee waivers and/or reimbursements(c)	-0.08%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.18% and an administration fee of 0.06%.

(b)

The Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

31

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$162	$288	$657

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

32

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: NGRXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

33

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

34

BofA Government Reserves

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

35

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.04%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.56%
Worst:	2nd quarter 2004:	0.16%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

36

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Adviser Class Shares	2.10%	3.04%	3.19%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund.

37

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

38

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

39

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$155	$275	$623

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

40

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: NRAXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

41

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

42

BofA Money Market Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

43

BofA Money Market Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

44

BofA Money Market Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

45

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.22%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2000:	1.59%
Worst:	2nd quarter 2004:	0.17%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

46

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Adviser Class Shares	2.55%	3.21%	3.32%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund.

47

BofA Money Market Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

48

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

49

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$155	$275	$623

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

50

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: NMRXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a

51

BofA Municipal Reserves

suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund

52

BofA Municipal Reserves

shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise.

Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of

53

BofA Municipal Reserves

the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

54

BofA Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.25%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.99%
Worst:	3rd quarter 2003:	0.13%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

55

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Adviser Class Shares	2.12%	2.27%	2.22%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund.

56

BofA Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

57

BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

58

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$155	$275	$623

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

59

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

60

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

61

BofA New York Tax-Exempt Reserves

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

62

BofA New York Tax-Exempt Reserves

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

63

BofA New York Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.18%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.83%
Worst:	4th quarter 2008:	0.38%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

64

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Adviser Class Shares	1.80%	2.60%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund. The inception date of Adviser Class shares of the Predecessor Fund was April 14, 2005.

65

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

66

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.03%
Total annual Fund operating expenses	0.52%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

67

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$160	$284	$646

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

68

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: NTAXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

69

BofA Tax-Exempt Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund

70

BofA Tax-Exempt Reserves

shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise.

Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of

71

BofA Tax-Exempt Reserves

the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

72

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.20%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.83%
Worst:	1st quarter 2004:	0.13%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

73

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Adviser Class Shares	1.95%	2.20%	1.89%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund. The inception date of Adviser Class shares of the Predecessor Fund was August 9, 2002.

74

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

75

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Advisor Class Shares	$46	$155	$275	$623

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

77

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Adviser Class: NTRXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

78

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

79

BofA Treasury Reserves

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

80

BofA Treasury Reserves

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Adviser Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.00%

(a)

The calendar year returns shown for all periods are the returns of Adviser Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.54%
Worst:	4th quarter 2008:	0.01%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Adviser Class Shares	1.35%	2.82%	3.05%

(a)	The returns shown for all periods are the returns of Adviser Class shares of the Predecessor Fund.

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BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Adviser Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

84

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Adviser Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Adviser Class Shares
Management fees(a)(b)	0.24%
Service fee	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.45%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

85

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Adviser Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Adviser Class Shares	$46	$155	$275	$623

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

86

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

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Additional Fund Investment Strategies and Policies

adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

88

Management of the Funds

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15%
BofA Cash Reserves	0.15%
BofA Government Plus Reserves	0.14%
BofA Government Reserves	0.15%
BofA Money Market Reserves	0.15%
BofA Municipal Reserves	0.15%
BofA New York Tax-Exempt Reserves	0.15%
BofA Tax-Exempt Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

89

Management of the Funds

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services. The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Fund and is paid monthly. The fee payable to the Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

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About Adviser Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Adviser Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Adviser Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Adviser Class Shares
Eligible Investors and Minimum Initial Investments(a)

Adviser Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).

The minimum initial investment amount for Adviser Class shares is $100,000.

Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Service Fee	0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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About Adviser Class Shares

Service Fee

Pursuant to the shareholder servicing plan for Adviser Class shares adopted by the Board, the Funds pay the Distributor and/or eligible selling and/or servicing agents a service fee that is intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. This fee is calculated daily and paid periodically. Because the fee is paid out of the Funds’ assets on an ongoing basis, it will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as an annual % of average daily net assets) applicable to the Funds’ Adviser Class shares:

Service Fee

Adviser Class Shares	0.25%

The Funds will pay this fee to the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder servicing plan for Adviser Class shares continues. BofA Funds may reduce or discontinue payments at any time.

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About Adviser Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Adviser Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■	12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■	11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves).

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Municipal Reserves or BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA California Tax-Exempt Reserves or BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Plus Reserves is received by 4:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the

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Buying, Selling and Exchanging Shares

Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on

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Buying, Selling and Exchanging Shares

buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Adviser Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Adviser Class shares are primarily intended for use in connection with specific Cash Management Services programs, including those designed for certain sweep account customers of Bank of America. Adviser Class Shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Adviser Class shares is $100,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Adviser Class shares.

Minimum Additional Investments

There is no minimum additional investment for Adviser Class shares.

Wire Purchases

You may buy Adviser Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Adviser Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at

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Buying, Selling and Exchanging Shares

888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Adviser Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Adviser Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Adviser Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

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Buying, Selling and Exchanging Shares

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

104

Distributions and Taxes

your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

105

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves* – Adviser Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0076		0.0217		0.0315		0.0129		0.0225		0.0098
Less Distributions to Shareholders:
From Net Investment Income	(0.0076)		(0.0217)		(0.0315)		(0.0129)		(0.0225)		(0.0098)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.76%		2.20%		3.19%		1.30	%(d)	2.27%		0.98%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.48	%(e)	0.45	%(e)	0.45	%(e)	0.45	%(e)(f)	0.45	%(e)	0.45%
Waiver/Reimbursement	0.06%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	0.88	%(e)	2.09	%(e)	3.15	%(e)	3.08	%(e)(f)	2.19	%(e)	1.01%
Net Assets, End of Period (000s)	$309,195		$674,000		$498,926		$376,973		$260,633		$593,136

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

106

Financial Highlights

BofA Cash Reserves* – Adviser Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.89	%(e)	3.46	%(e)	5.04%	1.97	%(f)	3.36%	1.34%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.50%		0.45%		0.45%	0.45	%(h)	0.45%	0.45%
Waiver/Reimbursement	0.06%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	1.03%		3.51%		4.92%	4.68	%(h)	3.36%	1.33%
Net Assets, End of Period (000s)	$6,761,914		$13,868,350		$18,357,646	$15,815,912		$14,216,339	$11,085,234

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.35)% and 2.47%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

107

Financial Highlights

BofA Government Plus Reserves* – Adviser Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)(b)		Year Ended October 31, 2005	Year Ended October 31, 2004(c)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.006		0.032		0.049		0.035		0.024	0.008
Less Distributions to Shareholders:
From Net Investment Income	(0.006)		(0.032)		(0.049)		(0.035)		(0.024)	(0.008)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(d)(e)	0.58	%(f)	3.24	%(f)	4.96%		3.59	%(g)	2.47%	0.82%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.43	%(h)	0.45	%(h)	0.45	%(h)	0.45	%(h)( i )	0.45%	0.43%
Waiver/Reimbursement	0.10%		0.10%		0.13%		0.13	%( i )	0.12%	0.13%
Net Investment Income	0.68	%(f)(h)	2.41	%(f)(h)	4.85	%(h)	4.17	%(h)( i )	2.37%	0.80%
Net Assets, End of Period (000s)	$100,232		$156,679		$2,001		$8,256		$18,213	$13,439

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Plus Reserves to BofA Government Plus Reserves.

(a)	The Fund changed its fiscal year end from October 31 to August 31.

(b)	Effective November 21, 2005, Preferred Shares were renamed Adviser Class Shares.

(c)	Effective February 28, 2004, Class III Shares were renamed Preferred Shares.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

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Financial Highlights

BofA Government Reserves* – Adviser Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0051	0.0309		0.0483	0.0194		0.0323	0.0127
Less Distributions to Shareholders:
From Net Investment Income	(0.0051)	(0.0309)		(0.0483)	(0.0194)		(0.0323)	(0.0127)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.51%	3.13	%(d)	4.94%	1.95	%(e)	3.28%	1.28%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.42%	0.45%		0.45%	0.45	%(g)	0.45%	0.45%
Waiver/Reimbursement	0.08%	0.05%		0.06%	0.07	%(g)	0.07%	0.07%
Net Investment Income(f)	0.57%	2.97	%(d)	4.83%	4.64	%(g)	3.28%	1.23%
Net Assets, End of Period (000s)	$1,047,967	$1,820,646		$1,378,942	$1,119,732		$1,026,932	$804,271

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

109

Financial Highlights

BofA Money Market Reserves* – Adviser Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.89	%(e)(f)	3.51	%(g)	5.04%	1.98	%(h)	3.37%	1.32%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(i)	0.48%		0.45%		0.45%	0.45	%(j)	0.45%	0.45%
Waiver/Reimbursement	0.06%		0.05%		0.06%	0.06	%(j)	0.06%	0.07%
Net Investment Income(i)	1.08	%(f)	3.52%		4.93%	4.69	%(j)	3.47%	1.34%
Net Assets, End of Period (000s)	$3,100,587		$6,545,670		$7,933,658	$5,666,480		$4,730,117	$1,740,828

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Had an affiliate of the investment advisor not provided capital support, total return would have been 0.00%.

(f)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

(g)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

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Financial Highlights

BofA Municipal Reserves* – Adviser Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0100		0.0241		0.0326		0.0133		0.0231		0.0103
Less Distributions to Shareholders:
From Net Investment Income	(0.0100)		(0.0241)		(0.0326)		(0.0133)		(0.0231)		(0.0103)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.00%		2.44%		3.31%		1.33	%(d)	2.33%		1.03%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.48	%(e)	0.45	%(e)	0.45	%(e)	0.45	%(e)(f)	0.45	%(e)	0.45%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	1.06	%(e)	2.40	%(e)	3.26	%(e)	3.16	%(e)(f)	2.33	%(e)	1.01%
Net Assets, End of Period (000s)	$701,879		$957,701		$912,798		$661,680		$527,961		$474,653

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

111

Financial Highlights

BofA New York Tax-Exempt Reserves* – Adviser Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Period Ended March 31, 2006(b)		Period Ended August 24, 2003(c)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0080		0.0220		0.0321		0.0131		0.0220		0.0025
Less Distributions to Shareholders:
From Net Investment Income	(0.0080)		(0.0220)		(0.0321)		(0.0131)		(0.0220)		(0.0025)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(d)(e)	0.81	%(f)	2.23	%(f)	3.25%		1.31	%(g)	2.22	%(g)	0.25	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.48	%(h)	0.45	%(h)	0.45	%(h)	0.45	%(h)( i )	0.45	%(h)( i )	0.45	%( i )
Waiver/Reimbursement	0.08%		0.08%		0.11%		0.14	%( i )	0.14	%( i )	0.78	%( i )
Net Investment Income	1.01	%(f)(h)	2.11	%(f)(h)	3.20	%(h)	3.11	%(h)( i )	2.44	%(h)( i )	0.68	%( i )
Net Assets, End of Period (000s)	$4,819		$15,037		$7,477		$4,695		$3,262		$—

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Advisor Class Shares re-commenced operations on April 14, 2005.

(c)	Advisor Class Shares re-commenced operations on April 14, 2003 and were fully redeemed on August 24, 2003.

(d)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

112

Financial Highlights

BofA Tax-Exempt Reserves* – Adviser Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0089		0.0229		0.0322		0.0131		0.0226		0.0100
Less Distributions to Shareholders:
From Net Investment Income	(0.0089)		(0.0229)		(0.0322)		(0.0131)		(0.0226)		(0.0100)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.89%		2.32	%(d)	3.27%		1.31	%(e)	2.28%		1.00%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.48	%(f)	0.45	%(f)	0.45	%(f)	0.45	%(f)(g)	0.45	%(f)	0.45%
Waiver/Reimbursement	0.05%		0.06%		0.06%		0.07	%(g)	0.07%		0.08%
Net Investment Income	0.78	%(f)	2.11	%(d)(f)	3.23	%(f)	3.13	%(f)(g)	2.29	%(f)	0.98%
Net Assets, End of Period (000s)	$71,050		$110,969		$91,712		$75,079		$20,757		$11,183

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

113

Financial Highlights

BofA Treasury Reserves* – Adviser Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0011	0.0257	0.0478	0.0192		0.0320	0.0119
Less Distributions to Shareholders:
From Net Investment Income	(0.0011)	(0.0257)	(0.0478)	(0.0192)		(0.0320)	(0.0119)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.11%	2.60%	4.88%	1.93	%(d)	3.24%	1.20%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.31%	0.45%	0.45%	0.45	%(f)	0.45%	0.45%
Waiver/Reimbursement	0.19%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.13%	2.50%	4.77%	4.58	%(f)	3.30%	1.20%
Net Assets, End of Period (000s)	$5,266,200	$10,424,598	$9,062,032	$7,525,633		$7,418,032	$4,608,621

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

114

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Adviser Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.50%	9.25%	$10,925.48	$53.45
3	15.76%	0.50%	14.17%	$11,417.12	$55.86
4	21.55%	0.50%	19.31%	$11,930.89	$58.37
5	27.63%	0.50%	24.68%	$12,467.78	$61.00
6	34.01%	0.50%	30.29%	$13,028.83	$63.74
7	40.71%	0.50%	36.15%	$13,615.13	$66.61
8	47.75%	0.50%	42.28%	$14,227.81	$69.61
9	55.13%	0.50%	48.68%	$14,868.06	$72.74
10	62.89%	0.50%	55.37%	$15,537.12	$76.01
Total Gain After Fees and Expenses				$5,537.12
Total Annual Fees and Expenses Paid					$623.41

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

115

Hypothetical Fees and Expenses

BofA Cash Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.50%	9.25%	$10,925.48	$53.45
3	15.76%	0.50%	14.17%	$11,417.12	$55.86
4	21.55%	0.50%	19.31%	$11,930.89	$58.37
5	27.63%	0.50%	24.68%	$12,467.78	$61.00
6	34.01%	0.50%	30.29%	$13,028.83	$63.74
7	40.71%	0.50%	36.15%	$13,615.13	$66.61
8	47.75%	0.50%	42.28%	$14,227.81	$69.61
9	55.13%	0.50%	48.68%	$14,868.06	$72.74
10	62.89%	0.50%	55.37%	$15,537.12	$76.01
Total Gain After Fees and Expenses				$5,537.12
Total Annual Fees and Expenses Paid					$623.41

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.53%	9.22%	$10,922.34	$56.65
3	15.76%	0.53%	14.11%	$11,410.57	$59.18
4	21.55%	0.53%	19.21%	$11,920.62	$61.83
5	27.63%	0.53%	24.53%	$12,453.47	$64.59
6	34.01%	0.53%	30.10%	$13,010.14	$67.48
7	40.71%	0.53%	35.92%	$13,591.69	$70.49
8	47.75%	0.53%	41.99%	$14,199.24	$73.65
9	55.13%	0.53%	48.34%	$14,833.95	$76.94
10	62.89%	0.53%	54.97%	$15,497.03	$80.38
Total Gain After Fees and Expenses				$5,497.03
Total Annual Fees and Expenses Paid					$657.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

116

Hypothetical Fees and Expenses

BofA Government Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.50%	9.25%	$10,925.48	$53.45
3	15.76%	0.50%	14.17%	$11,417.12	$55.86
4	21.55%	0.50%	19.31%	$11,930.89	$58.37
5	27.63%	0.50%	24.68%	$12,467.78	$61.00
6	34.01%	0.50%	30.29%	$13,028.83	$63.74
7	40.71%	0.50%	36.15%	$13,615.13	$66.61
8	47.75%	0.50%	42.28%	$14,227.81	$69.61
9	55.13%	0.50%	48.68%	$14,868.06	$72.74
10	62.89%	0.50%	55.37%	$15,537.12	$76.01
Total Gain After Fees and Expenses				$5,537.12
Total Annual Fees and Expenses Paid					$623.41

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.50%	9.25%	$10,925.48	$53.45
3	15.76%	0.50%	14.17%	$11,417.12	$55.86
4	21.55%	0.50%	19.31%	$11,930.89	$58.37
5	27.63%	0.50%	24.68%	$12,467.78	$61.00
6	34.01%	0.50%	30.29%	$13,028.83	$63.74
7	40.71%	0.50%	36.15%	$13,615.13	$66.61
8	47.75%	0.50%	42.28%	$14,227.81	$69.61
9	55.13%	0.50%	48.68%	$14,868.06	$72.74
10	62.89%	0.50%	55.37%	$15,537.12	$76.01
Total Gain After Fees and Expenses				$5,537.12
Total Annual Fees and Expenses Paid					$623.41

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

117

Hypothetical Fees and Expenses

BofA Municipal Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.50%	9.25%	$10,925.48	$53.45
3	15.76%	0.50%	14.17%	$11,417.12	$55.86
4	21.55%	0.50%	19.31%	$11,930.89	$58.37
5	27.63%	0.50%	24.68%	$12,467.78	$61.00
6	34.01%	0.50%	30.29%	$13,028.83	$63.74
7	40.71%	0.50%	36.15%	$13,615.13	$66.61
8	47.75%	0.50%	42.28%	$14,227.81	$69.61
9	55.13%	0.50%	48.68%	$14,868.06	$72.74
10	62.89%	0.50%	55.37%	$15,537.12	$76.01
Total Gain After Fees and Expenses				$5,537.12
Total Annual Fees and Expenses Paid					$623.41

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.52%	9.23%	$10,923.38	$55.58
3	15.76%	0.52%	14.13%	$11,412.75	$58.07
4	21.55%	0.52%	19.24%	$11,924.04	$60.68
5	27.63%	0.52%	24.58%	$12,458.24	$63.39
6	34.01%	0.52%	30.16%	$13,016.37	$66.23
7	40.71%	0.52%	36.00%	$13,599.50	$69.20
8	47.75%	0.52%	42.09%	$14,208.76	$72.30
9	55.13%	0.52%	48.45%	$14,845.31	$75.54
10	62.89%	0.52%	55.10%	$15,510.38	$78.92
Total Gain After Fees and Expenses				$5,510.38
Total Annual Fees and Expenses Paid					$645.93

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

118

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.50%	9.25%	$10,925.48	$53.45
3	15.76%	0.50%	14.17%	$11,417.12	$55.86
4	21.55%	0.50%	19.31%	$11,930.89	$58.37
5	27.63%	0.50%	24.68%	$12,467.78	$61.00
6	34.01%	0.50%	30.29%	$13,028.83	$63.74
7	40.71%	0.50%	36.15%	$13,615.13	$66.61
8	47.75%	0.50%	42.28%	$14,227.81	$69.61
9	55.13%	0.50%	48.68%	$14,868.06	$72.74
10	62.89%	0.50%	55.37%	$15,537.12	$76.01
Total Gain After Fees and Expenses				$5,537.12
Total Annual Fees and Expenses Paid					$623.41

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Adviser Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses (a)
1	5.00%	0.45%	4.55%	$10,455.00	$46.02
2	10.25%	0.50%	9.25%	$10,925.48	$53.45
3	15.76%	0.50%	14.17%	$11,417.12	$55.86
4	21.55%	0.50%	19.31%	$11,930.89	$58.37
5	27.63%	0.50%	24.68%	$12,467.78	$61.00
6	34.01%	0.50%	30.29%	$13,028.83	$63.74
7	40.71%	0.50%	36.15%	$13,615.13	$66.61
8	47.75%	0.50%	42.28%	$14,227.81	$69.61
9	55.13%	0.50%	48.68%	$14,868.06	$72.74
10	62.89%	0.50%	55.37%	$15,537.12	$76.01
Total Gain After Fees and Expenses				$5,537.12
Total Annual Fees and Expenses Paid					$623.41

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

119

BofA Funds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888-331-0904 (individual investors) or

800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42905-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Capital Class Shares

■	BofA California Tax-Exempt Reserves

■	BofA Cash Reserves

■	BofA Government Plus Reserves

■	BofA Government Reserves

■	BofA Money Market Reserves

■	BofA Municipal Reserves

■	BofA New York Tax-Exempt Reserves

■	BofA Tax-Exempt Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a summary of the Funds’ Capital Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA California Tax-Exempt Reserves

BofA California Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: NCAXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA California Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

6

BofA California Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

7

BofA California Tax-Exempt Reserves

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Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

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State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in California municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is in a severe economic recession. Personal income has been declining in California for some time. Taxable sales and the assessed value of property have both fallen sharply in California. In addition, California’s unemployment rate has seen steady increases. California’s Governor and Legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and cost cutting programs and the issuance of additional debt. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of California or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

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Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing

8

BofA California Tax-Exempt Reserves

the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA California Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.28%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.88%
Worst:	3rd quarter 2003:	0.18%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA California Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Capital Class Shares	2.06%	2.40%	2.10%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund. The inception date of Capital Class shares of the Predecessor Fund was October 3, 2000.

11

BofA California Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA California Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: CPMXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

15

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

16

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

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Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

17

BofA Cash Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities

18

BofA Cash Reserves

pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

19

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.38%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2000:	1.66%
Worst:	2nd quarter 2004:	0.23%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

20

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	2.79%	3.46%	3.60%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

21

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■    shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■    annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■    management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■    distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■    other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

22

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

23

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

24

BofA Government Plus Reserves

BofA Government Plus Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: GIGXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

25

BofA Government Plus Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

26

BofA Government Plus Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

27

BofA Government Plus Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

28

BofA Government Plus Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.20%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Government Plus Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.61%
Worst:	2nd quarter 2004:	0.23%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

29

BofA Government Plus Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	2.48%	3.35%	3.45%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

30

BofA Government Plus Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

31

BofA Government Plus Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.04%
Total annual Fund operating expenses	0.28%
Fee waivers and/or reimbursements(c)	-0.08%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.18% and an administration fee of 0.06%.

(b)

The Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

32

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$82	$149	$348

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

33

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: CGCXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

34

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

35

BofA Government Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

36

BofA Government Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

37

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.15%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.62%
Worst:	2nd quarter 2004:	0.22%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

38

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	2.36%	3.30%	3.45%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

39

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

40

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

41

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

42

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: NMCXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments. Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

43

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

44

BofA Money Market Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

45

BofA Money Market Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans.

They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance

46

BofA Money Market Reserves

that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

47

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.39%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.65%
Worst:	2nd quarter 2004:	0.23%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

48

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	2.80%	3.46%	3.58%

(a)	The calendar year returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

49

BofA Money Market Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

50

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

51

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

52

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: CAFXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax). The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

53

BofA Municipal Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

54

BofA Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

55

BofA Municipal Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

56

BofA Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.44%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.06%
Worst:	1st quarter 2004:	0.20%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

57

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	2.38%	2.52%	2.48%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

58

BofA Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

59

BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

60

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

61

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: NNYXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■    are looking for a relatively low risk investment with stability of principal,

■    have short-term income needs, and

■    are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

62

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

63

BofA New York Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

64

BofA New York Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for

65

BofA New York Tax-Exempt Reserves

payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

66

BofA New York Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.34%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.89%
Worst:	3rd quarter 2003:	0.20%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■    management of fund holdings,

■    market conditions,

■    fund expenses, and

■    flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

67

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Capital Class Shares	2.06%	2.43%	2.06%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund. The inception date of Capital Class shares of the Predecessor Fund was February 15, 2002.

68

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■    shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■    annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■    management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■    distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■    other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

69

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.03%
Total annual Fund operating expenses	0.27%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

70

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$80	$145	$336

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

71

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: NRCXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■    are looking for a relatively low risk investment with stability of principal,

■    have short-term income needs, and

■    are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

72

BofA Tax-Exempt Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

73

BofA Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

74

BofA Tax-Exempt Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

75

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.38%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2007:	0.90%
Worst:	3rd quarter 2003:	0.19%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■    management of fund holdings,

■    market conditions,

■    fund expenses, and

■    flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

76

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Capital Class Shares	2.20%	2.46%	2.12%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund. The inception date of Capital Class shares of the Predecessor Fund was June 13, 2002.

77

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■    shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■    annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■    management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■    distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■    other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

78

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

79

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

80

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: CPLXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

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BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

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BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

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BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.08%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.61%
Worst:	4th quarter 2008:	0.03%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	1.56%	3.06%	3.30%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

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BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

89

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A

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Additional Fund Investment Strategies and Policies

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

91

Management of the Funds

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15%
BofA Cash Reserves	0.15%
BofA Government Plus Reserves	0.14%
BofA Government Reserves	0.15%
BofA Money Market Reserves	0.15%
BofA Municipal Reserves	0.15%
BofA New York Tax-Exempt Reserves	0.15%
BofA Tax-Exempt Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

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Management of the Funds

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

94

Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC

(BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

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About Capital Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Capital Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Capital Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Capital Class Shares
Eligible Investors and Minimum Initial Investments(a)

Capital Class shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions and intermediaries. Capital Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

The minimum initial investment amount for Capital Class shares is $1,000,000.

Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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About Capital Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Capital Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■	12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■	11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves).

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Municipal Reserves or BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA California Tax-Exempt Reserves or BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Plus Reserves is received by 4:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the

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SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

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Buying, Selling and Exchanging Shares

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Capital Class shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions and intermediaries. Capital Class shares may be offered by

Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Capital Class shares is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Capital Class shares.

Minimum Additional Investments

There is no minimum additional investment for Capital Class shares.

Wire Purchases

You may buy Capital Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Capital Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

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Other Purchase Rules You Should Know

■	You generally buy Capital Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Capital Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Capital Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■	If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

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■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

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your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0100		0.0242		0.0340		0.0139		0.0250		0.0123
Less Distributions to Shareholders:
From Net Investment Income	(0.0100)		(0.0242)		(0.0340)		(0.0139)		(0.0250)		(0.0123)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.00%		2.45%		3.45%		1.40	%(d)	2.53%		1.24%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.24	%(e)	0.20	%(e)	0.20	%(e)	0.20	%(e)(f)	0.20	%(e)	0.20%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	1.13	%(e)	2.37	%(e)	3.40	%(e)	3.32	%(e)(f)	2.59	%(e)	1.21%
Net Assets, End of Period (000s)	$366,450		$857,425		$557,296		$509,181		$431,530		$105,823

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

108

Financial Highlights

BofA Cash Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.04	0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.04	0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.13	%(e)	3.72	%(e)	5.30%	2.08	%(f)	3.62%	1.59%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.26%		0.20%		0.20%	0.20	%(h)	0.20%	0.20%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	1.10%		3.76%		5.17%	4.91	%(h)	3.58%	1.53%
Net Assets, End of Period (000s)	$9,410,196		$10,543,052		$13,992,967	$16,908,924		$17,884,676	$18,286,171

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.11) % and 2.73%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

109

Financial Highlights

BofA Government Plus Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)(b)		Year Ended October 31, 2005	Year Ended October 31, 2004(c)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.008		0.034		0.051		0.037		0.027	0.011
Less Distributions to Shareholders:
From Net Investment Income	(0.008)		(0.034)		(0.051)		(0.037)		(0.027)	(0.011)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return(d)(e)	0.80%		3.49	%(f)	5.22%		3.81	%(g)	2.72%	1.07%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.20	%(h)	0.20	%(h)	0.20	%(h)	0.20	%(h)( i )	0.20%	0.19%
Waiver/Reimbursement	0.08%		0.10%		0.13%		0.12	%( i )	0.11%	0.12%
Net Investment Income	0.67	%(h)	3.31	%(f)(h)	5.10	%(h)	4.42	%(h)( i )	2.62%	1.05%
Net Assets, End of Period (000s)	$1,071,570		$562,837		$339,180		$317,986		$431,820	$543,400

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Plus Reserves to BofA Government Plus Reserves.

(a)	The Fund changed its fiscal year end from October 31 to August 31.

(b)	Effective November 21, 2005, Institutional Shares were renamed Capital Class Shares.

(c)	Effective February 28, 2004, Class I Shares were renamed Institutional Shares.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

110

Financial Highlights

BofA Government Reserves* – Capital Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0071	0.0334		0.0508	0.0204		0.0348	0.0152
Less Distributions to Shareholders:
From Net Investment Income	(0.0071)	(0.0334)		(0.0508)	(0.0204)		(0.0348)	(0.0152)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Total return(b)(c)	0.71%	3.39	%(d)	5.20%	2.06	%(e)	3.53%	1.53%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.20%	0.20%		0.20%	0.20	%(g)	0.20%	0.20%
Waiver/Reimbursement	0.05%	0.05%		0.06%	0.07	%(g)	0.07%	0.07%
Net Investment Income(f)	0.68%	3.08	%(d)	5.08%	4.89	%(g)	3.50%	1.51%
Net Assets, End of Period (000s)	$11,711,498	$7,646,775		$3,287,530	$1,671,184		$1,306,727	$1,132,047

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

111

Financial Highlights

BofA Money Market Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.04	0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.04	0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.13	%(e)	3.76	%(f)	5.30%	2.08	%(g)	3.63%	1.58%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(h)	0.24%		0.20%		0.20%	0.20	%( i )	0.20%	0.20%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%( i )	0.06%	0.07%
Net Investment Income(h)	1.07%		3.81%		5.18%	4.93	%( i )	3.60%	1.50%
Net Assets, End of Period (000s)	$8,254,775		$10,352,511		$10,723,924	$6,625,010		$6,401,492	$7,148,040

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Had an affiliate of the investment advisor not provided capital support, total return would have been 0.24%.

(f)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

112

Financial Highlights

BofA Municipal Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0125		0.0266		0.0351		0.0143		0.0256		0.0128
Less Distributions to Shareholders:
From Net Investment Income	(0.0125)		(0.0266)		(0.0351)		(0.0143)		(0.0256)		(0.0128)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.26%		2.70%		3.56%		1.44	%(d)	2.59%		1.28%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.23	%(e)	0.20	%(e)	0.20	%(e)	0.20	%(e)(f)	0.20	%(e)	0.20%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	1.15	%(e)	2.72	%(e)	3.52	%(e)	3.43	%(e)(f)	2.60	%(e)	1.33%
Net Assets, End of Period (000s)	$4,655,880		$3,207,123		$4,451,392		$5,245,065		$3,537,820		$3,338,133

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

113

Financial Highlights

BofA New York Tax-Exempt Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0104		0.0245		0.0346		0.0141		0.0251		0.0125
Less Distributions to Shareholders:
From Net Investment Income	(0.0104)		(0.0245)		(0.0346)		(0.0141)		(0.0251)		(0.0125)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.04%		2.48	%(d)	3.51%		1.42	%(e)	2.53%		1.26%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.24	%(f)	0.20	%(f)	0.20	%(f)	0.20	%(f)(g)	0.20	%(f)	0.20%
Waiver/Reimbursement	0.07%		0.08%		0.11%		0.14	%(g)	0.14%		0.33%
Net Investment Income	1.15	%(f)	2.18	%(d)(f)	3.46	%(f)	3.38	%(f)(g)	2.66	%(f)	1.20%
Net Assets, End of Period (000s)	$133,680		$372,166		$62,595		$44,563		$24,804		$2,852

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

114

Financial Highlights

BofA Tax-Exempt Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0113		0.0254		0.0347		0.0141		0.0251		0.0125
Less Distributions to Shareholders:
From Net Investment Income	(0.0113)		(0.0254)		(0.0347)		(0.0141)		(0.0251)		(0.0125)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.14%		2.57	%(d)	3.52%		1.42	%(e)	2.54%		1.26%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.23	%(f)	0.20	%(f)	0.20	%(f)	0.20	%(f)(g)	0.20	%(f)	0.20%
Waiver/Reimbursement	0.05%		0.06%		0.06%		0.07	%(g)	0.07%		0.08%
Net Investment Income	1.03	%(f)	2.40	%(d)(f)	3.47	%(f)	3.38	%(f)(g)	2.58	%(f)	1.31%
Net Assets, End of Period (000s)	$3,922,964		$2,750,559		$1,877,823		$1,688,338		$975,386		$1,049,210

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

115

Financial Highlights

BofA Treasury Reserves* – Capital Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0022	0.0282	0.0503	0.0202		0.0345	0.0144
Less Distributions to Shareholders:
From Net Investment Income	(0.0022)	(0.0282)	(0.0503)	(0.0202)		(0.0345)	(0.0144)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.22%	2.85%	5.14%	2.04	%(d)	3.50%	1.45%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.19%	0.20%	0.20%	0.20	%(f)	0.20%	0.20%
Waiver/Reimbursement	0.06%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.24%	2.80%	4.98%	4.83	%(f)	3.51%	1.41%
Net Assets, End of Period (000s)	$5,696,275	$11,436,408	$7,331,951	$2,254,712		$2.283,858	$1,570,292

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

116

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Capital Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

117

Hypothetical Fees and Expenses

BofA Cash Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.28%	9.75%	$10,974.66	$30.04
3	15.76%	0.28%	14.93%	$11,492.66	$31.45
4	21.55%	0.28%	20.35%	$12,035.11	$32.94
5	27.63%	0.28%	26.03%	$12,603.17	$34.49
6	34.01%	0.28%	31.98%	$13,198.04	$36.12
7	40.71%	0.28%	38.21%	$13,820.99	$37.83
8	47.75%	0.28%	44.73%	$14,473.34	$39.61
9	55.13%	0.28%	51.56%	$15,156.48	$41.48
10	62.89%	0.28%	58.72%	$15,871.87	$43.44
Total Gain After Fees and Expenses				$5,871.87
Total Annual Fees and Expenses Paid					$347.88

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

118

Hypothetical Fees and Expenses

BofA Government Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

119

Hypothetical Fees and Expenses

BofA Municipal Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.27%	9.76%	$10,975.70	$28.97
3	15.76%	0.27%	14.95%	$11,494.85	$30.34
4	21.55%	0.27%	20.39%	$12,038.56	$31.77
5	27.63%	0.27%	26.08%	$12,607.99	$33.27
6	34.01%	0.27%	32.04%	$13,204.34	$34.85
7	40.71%	0.27%	38.29%	$13,828.91	$36.49
8	47.75%	0.27%	44.83%	$14,483.02	$38.22
9	55.13%	0.27%	51.68%	$15,168.06	$40.03
10	62.89%	0.27%	58.86%	$15,885.51	$41.92
Total Gain After Fees and Expenses				$5,885.51
Total Annual Fees and Expenses Paid					$336.34

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

120

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

121

Notes

122

Notes

123

BofA Funds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43101-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Institutional Class Shares

■	BofA California Tax-Exempt Reserves

■	BofA Cash Reserves

■	BofA Government Plus Reserves

■	BofA Government Reserves

■	BofA Money Market Reserves

■	BofA Municipal Reserves

■	BofA New York Tax-Exempt Reserves

■	BofA Tax-Exempt Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a summary of the Funds’ Institutional Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA California Tax-Exempt Reserves

BofA California Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NCTXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA California Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

6

BofA California Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

7

BofA California Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in California municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is in a severe economic recession. Personal income has been declining in California for some time. Taxable sales and the assessed value of property have both fallen sharply in California. In addition, California’s unemployment rate has seen steady increases. California’s Governor and Legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and cost cutting programs and the issuance of additional debt. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of California or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing

8

BofA California Tax-Exempt Reserves

the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA California Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.25%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund). During the period reflected in the worst quarterly return disclosure (1st quarter of 2002), the Predecessor Fund’s Institutional Class shares experienced static performance due to a nominal asset level.

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.87%
Worst:	1st quarter 2002:	0.00%(a)

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA California Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	2.02%	2.36%	1.82%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was March 28, 2001.

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BofA California Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA California Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NCIXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

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BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

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BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

17

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans.

They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance

18

BofA Cash Reserves

that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

19

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.35%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.43%
Worst:	2nd quarter 2004:	0.22%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

20

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	2.75%	3.42%	3.04%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was December 7, 2000.

21

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

22

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

23

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

24

BofA Government Plus Reserves

BofA Government Plus Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: CVIXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

25

BofA Government Plus Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

26

BofA Government Plus Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

27

BofA Government Plus Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

28

BofA Government Plus Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.17%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Government Plus Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.28%
Worst:	4th quarter 2008:	0.41%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

29

BofA Government Plus Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Institutional Class Shares	2.44%	4.11%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was November 17, 2005.

30

BofA Government Plus Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

31

BofA Government Plus Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.04%
Total annual Fund operating expenses	0.32%
Fee waivers and/or reimbursements(c)	-0.08%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.18% and an administration fee of 0.06%.

(b)

The Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

32

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$95	$172	$398

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

33

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NVIXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

34

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

35

BofA Government Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

36

BofA Government Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

37

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.12%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.39%
Worst:	2nd quarter 2004:	0.21%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

38

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	2.32%	3.25%	2.91%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was November 21, 2000.

39

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

40

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

41

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

42

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NRIXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

43

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

44

BofA Money Market Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

45

BofA Money Market Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans.

They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance

46

BofA Money Market Reserves

that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

47

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.36%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.42%
Worst:	2nd quarter 2004:	0.22%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

48

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	2.76%	3.42%	3.04%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was November 17, 2000.

49

BofA Money Market Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

50

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

51

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

52

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NMIXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

53

BofA Municipal Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

54

BofA Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

55

BofA Municipal Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

56

BofA Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund's past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund's Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund's current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.41%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.90%
Worst:	1st quarter 2004:	0.19%

Fund Performance

Many factors can affect a mutual fund's performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

57

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	2.34%	2.48%	2.10%

(a)

The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of the Institutional Class shares of the Predecessor Fund was November 21, 2000.

58

BofA Municipal Reserves

Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

59

BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund's average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund's average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund's average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund's average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund's other service providers have contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed the annual rate of 0.20% of the Fund's average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund's total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor's reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

60

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

61

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NYIXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

62

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

63

BofA New York Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

64

BofA New York Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for

65

BofA New York Tax-Exempt Reserves

payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

66

BofA New York Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.31%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund). The inception date of Institutional Class shares of the Predecessor Fund was February 15, 2002. The Predecessor Fund’s Institutional Class shares were fully redeemed on December 22, 2002 and recommenced operations on August 25, 2003. From December 22, 2002 to August 25, 2003, performance for the share class could not be calculated due to nominal asset levels. The Predecessor Fund’s first full calendar year of returns after it recommenced operations was the year ended December 31, 2004.

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.88%
Worst:	1st quarter 2004:	0.21%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

67

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)(b)
Institutional Class Shares	2.02%	2.39%	2.28%

(a)

The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was February 15, 2002. The Predecessor Fund’s Institutional Class shares were fully redeemed on December 22, 2002 and recommenced operations on August 25, 2003. From December 22, 2002 to August 25, 2003, performance for the share class could not be calculated due to nominal asset levels.

(b)	Returns for the Predecessor Fund’s Institutional Class shares shown in the Life of Fund column are as of August 25, 2003.

68

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

69

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.03%
Total annual Fund operating expenses	0.31%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

70

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$93	$167	$386

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NEIXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any

72

BofA Tax-Exempt Reserves

borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

73

BofA Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

74

BofA Tax-Exempt Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

75

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.35%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2007:	0.89%
Worst:	3rd quarter 2003:	0.18%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■    management of fund holdings,

■    market conditions,

■    fund expenses, and

■    flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	2.16%	2.42%	2.08%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was June 18, 2002.

77

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

78

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

79

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

80

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NTIXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

81

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

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BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

83

BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

84

BofA Treasury Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.05%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.36%
Worst:	4th quarter 2008:	0.03%

FUNDamentalsTM

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	1.52%	3.02%	2.76%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was November 21, 2000.

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BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

88

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

89

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

90

Additional Fund Investment Strategies and Policies

adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

91

Management of the Funds

Primary Service Providers

The Advisor, Administrator, and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15%
BofA Cash Reserves	0.15%
BofA Government Plus Reserves	0.14%
BofA Government Reserves	0.15%
BofA Money Market Reserves	0.15%
BofA Municipal Reserves	0.15%
BofA New York Tax-Exempt Reserves	0.15%
BofA Tax-Exempt Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

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Management of the Funds

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator, and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

94

Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

95

About Institutional Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Institutional Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Institutional Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Institutional Class Shares
Eligible Investors and Minimum Initial Investments(a)

Institutional Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).

The minimum initial investment amount for Institutional Class shares is $750,000.

Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none
Maximum Shareholder Administration Fee	0.04%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

96

About Institutional Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Institutional Class shares adopted by the Board, each Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Funds. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Funds’ assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Funds’ Institutional Class shares:

Shareholder Administration Fee

Institutional Class	0.04%

The Funds will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder administration plan for Institutional Class shares continues. BofA Funds may reduce or discontinue payments at any time.

97

About Institutional Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

98

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Institutional Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■	12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■	11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves).

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

99

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Municipal Reserves or BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA California Tax-Exempt Reserves or BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Plus Reserves is received by 4:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three

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Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

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Buying, Selling and Exchanging Shares

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Institutional Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Institutional Class shares are primarily intended for use in connection with specific Cash Management Services programs, including those designed for certain sweep account customers of Bank of America. Institutional Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries, including financial planners and investment advisors.

Minimum Initial Investments

The minimum initial investment for Institutional Class shares is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Institutional Class shares.

Minimum Additional Investments

There is no minimum additional investment for Institutional Class shares.

Wire Purchases

You may buy Institutional Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Institutional Class shares of the Funds by electronically transferring money from your bank account to

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Buying, Selling and Exchanging Shares

your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Institutional Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Institutional Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Institutional Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

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Buying, Selling and Exchanging Shares

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund. If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

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your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

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Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0096		0.0238		0.0336		0.0138		0.0246		0.0119
Less Distributions to Shareholders:
From Net Investment Income	(0.0096)		(0.0238)		(0.0336)		(0.0138)		(0.0246)		(0.0119)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.96%		2.41%		3.41%		1.39	%(d)	2.49%		1.20%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.28	%(e)	0.24	%(e)	0.24	%(e)	0.24	%(e)(f)	0.24	%(e)	0.24%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	1.04	%(e)	2.28	%(e)	3.34	%(e)	3.28	%(e)(f)	2.63	%(e)	1.16%
Net Assets, End of Period (000s)	$447,721		$942,240		$540,951		$688,499		$660,513		$83,596

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

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Financial Highlights

BofA Cash Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.04	0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.04	0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.09	%(e)	3.68	%(e)	5.25%	2.06	%(f)	3.58%	1.55%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.30%		0.24%		0.24%	0.24	%(h)	0.24%	0.24%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	1.20%		3.79%		5.13%	4.88	%(h)	3.55%	1.52%
Net Assets, End of Period (000s)	$2,349,743		$4,450,313		$6,919,396	$6,090,241		$5,988,544	$4,869,930

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.15)% and 2.69%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

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Financial Highlights

BofA Government Plus Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)(b)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.008		0.034		0.051	0.035
Less Distributions to Shareholders:
From Net Investment Income	(0.008)		(0.034)		(0.051)	(0.035)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00
Total Return(c)(d)	0.76	%(e)	3.45	%(e)	5.18%	3.59	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.24%		0.24%		0.24%	0.24	%(h)
Waiver/Reimbursement	0.08%		0.10%		0.13%	0.12	%(h)
Net Investment Income(g)	0.58	% (e)	3.24	%(e)	5.06%	4.37	%(h)
Net Assets, End of Period (000s)	$191,321		$72,527		$50,724	$38,695

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Plus Reserves to BofA Government Plus Reserves.

(a)	The Fund changed its fiscal year end from October 31 to August 31.

(b)	Institutional Class Shares commenced operations on November 17, 2005.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

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Financial Highlights

BofA Government Reserves* – Institutional Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0067	0.0330		0.0504	0.0202		0.0344	0.0148
Less Distributions to Shareholders:
From Net Investment Income	(0.0067)	(0.0330)		(0.0504)	(0.0202)		(0.0344)	(0.0148)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.67%	3.35	%(d)	5.16%	2.04	%(e)	3.49%	1.49%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.24%	0.24%		0.24%	0.24	%(g)	0.24%	0.24%
Waiver/Reimbursement	0.05%	0.05%		0.06%	0.07	%(g)	0.07%	0.07%
Net Investment Income(f)	0.66%	2.98	%(d)	5.04%	4.82	%(g)	3.56%	1.45%
Net Assets, End of Period (000s)	$2,667,449	$2,617,573		$897,083	$193,420		$186,164	$186,374

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

112

Financial Highlights

BofA Money Market Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.04	0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.04	0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.09	%(e)	3.72	%(f)	5.26%	2.07	%(g)	3.59%	1.54%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(h)	0.28%		0.24%		0.24%	0.24	%( i )	0.24%	0.24%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%( i )	0.06%	0.07%
Net Investment Income(h)	1.11%		3.66%		5.14%	4.90	%( i )	3.59%	1.59%
Net Assets, End of Period (000s)	$2,003,722		$2,926,008		$3,099,546	$2,691,468		$2,361,622	$1,915,745

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Had an affiliate of the investment advisor not provided capital support, total return would have been 0.20%.

(f)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

113

Financial Highlights

BofA Municipal Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0121		0.0262		0.0347		0.0142		0.0252		0.0124
Less Distributions to Shareholders:
From Net Investment Income	(0.0121)		(0.0262)		(0.0347)		(0.0142)		(0.0252)		(0.0124)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.22%		2.66%		3.52%		1.42	%(d)	2.55%		1.24%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.27	%(e)	0.24	%(e)	0.24	%(e)	0.24	%(e)(f)	0.24	%(e)	0.24%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	1.12	%(e )	2.67	%(e)	3.47	%(e)	3.38	%(e)(f)	2.49	%(e)	1.33%
Net Assets, End of Period (000s)	$1,123,450		$985,752		$1,048,065		$783,898		$578,505		$871,984

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

114

Financial Highlights

BofA New York Tax-Exempt Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0100		0.0241		0.0342		0.0140		0.0247		0.0121
Less Distributions to Shareholders:
From Net Investment Income	(0.0100)		(0.0241)		(0.0342)		(0.0140)		(0.0247)		(0.0121)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.01%		2.44%		3.47%		1.40	%(d)	2.49%		1.22%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.28	%(e)	0.24	%(e)	0.24	%(e)	0.24	%(e)(f)	0.24	%(e)	0.24%
Waiver/Reimbursement	0.07%		0.08%		0.11%		0.14	%(f )	0.14%		0.33%
Net Investment Income	1.03	%(e)	2.44	%(e)	3.42	%(e)	3.32	%(e)(f)	2.53	%(e)	1.30%
Net Assets, End of Period (000s)	$119,388		$181,320		$223,065		$154,605		$208,614		$74,101

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

115

Financial Highlights

BofA Tax-Exempt Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0109		0.0250		0.0343		0.0139		0.0247		0.0121
Less Distributions to Shareholders:
From Net Investment Income	(0.0109)		(0.0250)		(0.0343)		(0.0139)		(0.0247)		(0.0121)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.10%		2.53	%(d)	3.48%		1.40	%(e)	2.50%		1.22%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.27	%(f)	0.24	%(f)	0.24	%(f)	0.24	%(f)(g)	0.24	%(f)	0.24%
Waiver/Reimbursement	0.05%		0.06%		0.06%		0.07	%(g)	0.07%		0.08%
Net Investment Income	1.06	%(f)	2.31	%(d)(f)	3.43	%(f)	3.33	%(f)(g)	2.44	%(f)	1.23%
Net Assets, End of Period (000s)	$445,549		$469,574		$307,411		$269,865		$123,606		$89,811

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

116

Financial Highlights

BofA Treasury Reserves* – Institutional Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0019	0.0278	0.0499	0.0201		0.0341	0.0140
Less Distributions to Shareholders:
From Net Investment Income	(0.0019)	(0.0278)	(0.0499)	(0.0201)		(0.0341)	(0.0140)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.19%	2.81%	5.10%	2.02	%(d)	3.46%	1.41%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.22%	0.24%	0.24%	0.24	%(f)	0.24%	0.24%
Waiver/Reimbursement	0.07%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.21%	2.68%	4.96%	4.81	%(f)	3.51%	1.42%
Net Assets, End of Period (000s)	$1,829,959	$2,894,773	$2,189,669	$1,313,381		$1,036,381	$439,022

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

117

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Institutional Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

118

Hypothetical Fees and Expenses

BofA Cash Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.32%	9.66%	$10,966.28	$34.31
3	15.76%	0.32%	14.79%	$11,479.50	$35.91
4	21.55%	0.32%	20.17%	$12,016.74	$37.59
5	27.63%	0.32%	25.79%	$12,579.12	$39.35
6	34.01%	0.32%	31.68%	$13,167.83	$41.20
7	40.71%	0.32%	37.84%	$13,784.08	$43.12
8	47.75%	0.32%	44.29%	$14,429.17	$45.14
9	55.13%	0.32%	51.04%	$15,104.46	$47.25
10	62.89%	0.32%	58.11%	$15,811.35	$49.47
Total Gain After Fees and Expenses				$5,811.35
Total Annual Fees and Expenses Paid					$397.91

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

119

Hypothetical Fees and Expenses

BofA Government Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

120

Hypothetical Fees and Expenses

BofA Municipal Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA New York Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.31%	9.67%	$10,967.32	$33.24
3	15.76%	0.31%	14.82%	$11,481.69	$34.80
4	21.55%	0.31%	20.20%	$12,020.18	$36.43
5	27.63%	0.31%	25.84%	$12,583.93	$38.14
6	34.01%	0.31%	31.74%	$13,174.12	$39.92
7	40.71%	0.31%	37.92%	$13,791.98	$41.80
8	47.75%	0.31%	44.39%	$14,438.83	$43.76
9	55.13%	0.31%	51.16%	$15,116.01	$45.81
10	62.89%	0.31%	58.25%	$15,824.95	$47.96
Total Gain After Fees and Expenses				$5,824.95
Total Annual Fees and Expenses Paid					$386.43

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

121

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

122

Notes

123

BofAFunds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)

Online: www.bofcapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43103-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Investor Class Shares

■	BofA California Tax-Exempt Reserves

■	BofA Cash Reserves

■	BofA Government Reserves

■	BofA Money Market Reserves

■	BofA Municipal Reserves

■	BofA Tax-Exempt Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a summary of the Funds’ Investor Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates - Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA California Tax-Exempt Reserves

BofA California Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: CFTXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA California Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

6

BofA California Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

7

BofA California Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in California municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is in a severe economic recession. Personal income has been declining in California for some time. Taxable sales and the assessed value of property have both fallen sharply in California. In addition, California’s unemployment rate has seen steady increases. California’s Governor and Legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and cost cutting programs and the issuance of additional debt. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of California or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing

8

BofA California Tax-Exempt Reserves

the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA California Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.07%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.83%
Worst:	3rd quarter 2003:	0.09%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA California Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Investor Class Shares	1.70%	2.04%	1.92%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund.

11

BofA California Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA California Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: PCMXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

15

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

16

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

17

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

18

BofA Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

19

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.17%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2000:	1.57%
Worst:	2nd quarter 2004:	0.15%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

20

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Investor Class Shares	2.43%	3.10%	3.20%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund. The inception date of Investor Class shares of the Predecessor Fund was April 12, 1999.

21

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

22

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

23

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

24

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: PGHXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

25

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

26

BofA Government Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund

27

BofA Government Reserves

could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS - U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

28

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.02%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.53%
Worst:	1st quarter 2004:	0.13%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

29

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Investor Class Shares	2.00%	2.94%	3.05%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund. The inception date of Investor Class shares of the Predecessor Fund was April 12, 1999.

30

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

31

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

32

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

33

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: NRVXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

34

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

35

BofA Money Market Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

36

BofA Money Market Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

37

BofA Money Market Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

38

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.17%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.35%
Worst:	2nd quarter 2004:	0.14%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

39

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Investor Class Shares	2.45%	3.10%	2.89%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund. The inception date of Investor Class shares of the Predecessor Fund was March 3, 2000.

40

BofA Money Market Reserves

   Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

41

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

42

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

43

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: PHPXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

44

BofA Municipal Reserves

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

45

BofA Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

46

BofA Municipal Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

47

BofA Municipal Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.18%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.97%
Worst:	3rd quarter 2003:	0.11%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

48

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Investor Class Shares	2.02%	2.17%	2.11%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund. The inception date of Investor Class shares of the Predecessor Fund was April 12, 1999.

49

BofA Municipal Reserves

   Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

50

BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

51

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

52

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: NECXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any

53

BofA Tax-Exempt Reserves

borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

54

BofA Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

55

BofA Tax-Exempt Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

56

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.15%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.97%
Worst:	3rd quarter 2003:	0.10%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

57

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Investor Class Shares	1.84%	2.10%	2.08%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund.

58

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

59

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

60

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

61

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: PHGXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

62

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

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BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

64

BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

65

BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.00%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.52%
Worst:	4th quarter 2008:	0.01%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

66

BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Investor Class Shares	1.27%	2.72%	2.91%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund. The inception date of Investor Class shares of the Predecessor Fund was April 12, 1999.

67

BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

68

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

69

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

70

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

71

Additional Fund Investment Strategies and Policies

adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

72

Management of the Funds

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15%
BofA Cash Reserves	0.15%
BofA Government Reserves	0.14%
BofA Money Market Reserves	0.15%
BofA Municipal Reserves	0.15%
BofA Tax-Exempt Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2009.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of BofA Funds) and is paid monthly. The fee payable to the

73

Management of the Funds

Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

75

Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

76

About Investor Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Investor Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Investor Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Investor Class Shares
Eligible Investors and Minimum Initial Investments(a)

Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

The minimum initial investment amount for Investor Class shares is $25,000.

Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.10% distribution fee 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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About Investor Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund’s assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds’ Investor Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Investor Class	0.10%	0.25%	0.35%

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

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About Investor Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Investor Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■	12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■	11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Municipal Reserves or BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA California Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the

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Buying, Selling and Exchanging Shares

SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

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Buying, Selling and Exchanging Shares

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or its Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Investor Class shares is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Investor Class shares. The minimum initial investment for the Systematic Investment Plan is $10,000.

Minimum Additional Investments

There is no minimum additional investment for Investor Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Investor Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s

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Buying, Selling and Exchanging Shares

more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Investor Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Investor Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Investor Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Investor Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Investor Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Funds using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds’ custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■	If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically

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Buying, Selling and Exchanging Shares

transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Investor Class shares of the Funds by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

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Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

87

Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income.

Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

88

Distributions and Taxes

your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

89

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves* – Investor Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0068		0.0207		0.0305		0.0125		0.0215		0.0088
Less Distributions to Shareholders:
From Net Investment Income	(0.0068)		(0.0207)		(0.0305)		(0.0125)		(0.0215)		(0.0088)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.68%		2.09%		3.09%		1.25	%(d)	2.17%		0.88%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.56	%(e)	0.55	%(e)	0.55	%(e)	0.55	%(e)(f)	0.55	%(e)	0.55%
Waiver/Reimbursement	0.08%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	0.77	%(e)	2.08	%(e)	3.05	%(e)	2.98	%(e)(f)	2.13	%(e)	0.85%
Net Assets, End of Period (000s)	$188,904		$262,145		$289,499		$205,499		$225,846		$244,229

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

90

Financial Highlights

BofA Cash Reserves* – Investor Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.81	%(e)	3.36	%(e)	4.93%	1.93	%(f)	3.26%	1.23%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.59%		0.55%		0.55%	0.55	%(h)	0.55%	0.55%
Waiver/Reimbursement	0.07%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	0.91%		3.43%		4.82%	4.57	%(h)	3.18%	1.18%
Net Assets, End of Period (000s)	$380,937		$696,449		$1,111,861	$1,406,932		$1,659,521	$1,814,403

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.43)% and 2.37%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

91

Financial Highlights

BofA Government Reserves* – Investor Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0046	0.0299	0.0473	0.0189		0.0313	0.0117
Less Distributions to Shareholders:
From Net Investment Income	(0.0046)	(0.0299)	(0.0473)	(0.0189)		(0.0313)	(0.0117)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.46%	3.03%	4.84%	1.91	%(d)	3.17%	1.18%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.46%	0.55%	0.55%	0.55	%(f)	0.55%	0.55%
Waiver/Reimbursement	0.14%	0.05%	0.06%	0.07	%(f)	0.07%	0.07%
Net Investment Income(e)	0.42%	2.99%	4.74%	4.51	%(f)	3.11%	1.10%
Net Assets, End of Period (000s)	$117,298	$107,656	$345,746	$373,641		$364,023	$460,841

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

92

Financial Highlights

BofA Money Market Reserves* – Investor Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.80	%(e)(f)	3.40	%(g)	4.94%	1.93	%(h)	3.27%	1.22%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(i)	0.58%		0.55%		0.55%	0.55	%(j)	0.55%	0.55%
Waiver/Reimbursement	0.06%		0.05%		0.06%	0.06	%(j)	0.06%	0.07%
Net Investment Income(i)	1.53	%(f)	3.34%		4.83%	4.56	%(j)	3.26%	1.20%
Net Assets, End of Period (000s)	$10		$70,425		$68,592	$80,137		$107,221	$85,981

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Had an affiliate of the investment advisor not provided capital support, total return would have been (0.09)%.

(f)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

(g)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

93

Financial Highlights

BofA Municipal Reserves* – Investor Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0090		0.0231		0.0316		0.0129		0.0221		0.0093
Less Distributions to Shareholders:
From Net Investment Income	(0.0090)		(0.0231)		(0.0316)		(0.0129)		(0.0221)		(0.0093)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.91%		2.34%		3.20%		1.29	%(d)	2.23%		0.93%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.58	%(e)	0.55	%(e)	0.55	%(e)	0.55	%(e)(f)	0.55	%(e)	0.55%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	0.88	%(e)	2.28	%(e)	3.15	%(e)	3.07	%(e)(f)	2.19	%(e)	0.88%
Net Assets, End of Period (000s)	$53,818		$54,832		$46,035		$74,219		$66,136		$84,348

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

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Financial Highlights

BofA Tax-Exempt Reserves* – Investor Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0080		0.0219		0.0312		0.0126		0.0216		0.0090
Less Distributions to Shareholders:
From Net Investment Income	(0.0080)		(0.0219)		(0.0312)		(0.0126)		(0.0216)		(0.0090)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.81%		2.21	%(d)	3.16%		1.27	%(e)	2.18%		0.90%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.57	%(f)	0.55	%(f)	0.55	%(f)	0.55	%(f)(g)	0.55	%(f)	0.55%
Waiver/Reimbursement	0.06%		0.05%		0.06%		0.07	%(g)	0.07%		0.08%
Net Investment Income	0.86	%(f)	1.88	%(d)(f)	3.07	%(f)	2.99	%(f)(g)	2.12	%(f)	0.82%
Net Assets, End of Period (000s)	$8,960		$13,214		$4,216		$7,376		$7,567		$11,280

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

95

Financial Highlights

BofA Treasury Reserves* – Investor Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0010	0.0247	0.0468	0.0188		0.0310	0.0109
Less Distributions to Shareholders:
From Net Investment Income	(0.0010)	(0.0247)	(0.0468)	(0.0188)		(0.0310)	(0.0109)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.10%	2.50%	4.78%	1.89	%(d)	3.14%	1.10%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.32%	0.55%	0.55%	0.55	%(f)	0.55%	0.55%
Waiver/Reimbursement	0.28%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.11%	2.42%	4.68%	4.49	%(f)	3.05%	1.02%
Net Assets, End of Period (000s)	$79,399	$234,962	$219,797	$180,073		$230,999	$368,396

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

96

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Investor Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

97

Hypothetical Fees and Expenses

BofA Cash Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

98

Hypothetical Fees and Expenses

BofA Money Market Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

99

Hypothetical Fees and Expenses

BofA Tax-Exempt Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Treasury Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

100

Notes

101

Notes

102

Notes

103

BofA Funds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or

800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/42906-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Liquidity Class Shares

■	BofA California Tax-Exempt Reserves

■	BofA Cash Reserves

■	BofA Government Plus Reserves

■	BofA Government Reserves

■	BofA Money Market Reserves

■	BofA Municipal Reserves

■	BofA Tax-Exempt Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a summary of the Funds’ Liquidity Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA California Tax-Exempt Reserves

BofA California Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: CCLXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Non-diversified mutual fund risk Changing distribution levels risk
Tax-exempt pass-through certificates risk
Interest rate risk Credit risk
State-specific municipal securities risk
Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

5

BofA California Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

6

BofA California Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

7

BofA California Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in California municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is in a severe economic recession. Personal income has been declining in California for some time. Taxable sales and the assessed value of property have both fallen sharply in California. In addition, California’s unemployment rate has seen steady increases. California’s Governor and Legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and cost cutting programs and the issuance of additional debt. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of California or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing

8

BofA California Tax-Exempt Reserves

the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA California Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.17%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.85%
Worst:	3rd quarter 2003:	0.14%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA California Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Liquidity Class Shares	1.90%	2.25%	1.85%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund. The inception date of Liquidity Class shares of the Predecessor Fund was August 10, 2001.

11

BofA California Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA California Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)(d)	-0.15%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$145	$265	$614

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: NCLXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

15

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

16

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

17

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

18

BofA Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

19

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.27%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.62%
Worst:	2nd quarter 2004:	0.20%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

20

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Liquidity Class Shares	2.64%	3.30%	3.44%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund.

21

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

22

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)(d)	-0.15%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

23

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$145	$265	$614

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

24

BofA Government Plus Reserves

BofA Government Plus Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: CLQXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

25

BofA Government Plus Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

26

BofA Government Plus Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

27

BofA Government Plus Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

28

BofA Government Plus Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.10%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia Government Plus Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	1.25%
Worst:	4th quarter 2008:	0.38%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

29

BofA Government Plus Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	Life of Fund(a)
Liquidity Class Shares	2.34%	3.99%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund. The inception date of Liquidity Class shares of the Predecessor Fund was November 17, 2005.

30

BofA Government Plus Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

31

BofA Government Plus Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.04%
Total annual Fund operating expenses	0.53%
Fee waivers and/or reimbursements(c)(d)	-0.18%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.18% and an administration fee of 0.06%.

(b)

The Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

32

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$152	$278	$648

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

33

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: NGLXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

34

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

35

BofA Government Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

36

BofA Government Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

37

BofA Government Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.07%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2000:	1.59%
Worst:	1st quarter 2004:	0.18%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

38

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Liquidity Class Shares	2.20%	3.14%	3.30%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund.

39

BofA Government Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

40

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)(d)	-0.15%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

41

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$145	$265	$614

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

42

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: NRLXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

43

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

44

BofA Money Market Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

45

BofA Money Market Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

46

BofA Money Market Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

47

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.28%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.61%
Worst:	2nd quarter 2004:	0.19%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

48

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Liquidity Class Shares	2.65%	3.31%	3.43%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund.

49

BofA Money Market Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

50

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)(d)	-0.15%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

51

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$145	$265	$614

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

52

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: NMLXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a

53

BofA Municipal Reserves

suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

54

BofA Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

55

BofA Municipal Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

56

BofA Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.32%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.02%
Worst:	3rd quarter 2003:	0.16%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

57

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Liquidity Class Shares	2.22%	2.37%	2.32%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund.

58

BofA Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

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BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)(d)	-0.15%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

60

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$145	$265	$614

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

61

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: NELXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any

62

BofA Tax-Exempt Reserves

borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

63

BofA Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

64

BofA Tax-Exempt Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

65

BofA Tax-Exempt Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.27%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2007:	0.86%
Worst:	3rd quarter 2003:	0.15%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

66

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Liquidity Class Shares	2.05%	2.30%	2.00%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund. The inception date of Liquidity Class shares of the Predecessor Fund was September 3, 2002.

67

BofA Tax-Exempt Reserves

   Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

68

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)(d)	-0.15%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$145	$265	$614

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

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BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Liquidity Class: NTLXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

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BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

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BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

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BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

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BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Liquidity Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.00%

(a)

The calendar year returns shown for all periods are the returns of Liquidity Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.57%
Worst:	4th quarter 2008:	0.02%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

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BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Liquidity Class Shares	1.43%	2.91%	3.15%

(a)	The returns shown for all periods are the returns of Liquidity Class shares of the Predecessor Fund.

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BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Liquidity Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

77

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Liquidity Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Liquidity Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.25%
Other expenses	0.01%
Total annual Fund operating expenses	0.50%
Fee waivers and/or reimbursements(c)(d)	-0.15%
Total net expenses	0.35%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Distributor has agreed to waive 0.10% of distribution and/or shareholder servicing fees for Liquidity class shares so that distribution and/or shareholder servicing fees do not exceed 0.15%. There is no guarantee that this waiver will continue after December 31, 2010.

(d)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

78

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Liquidity Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Liquidity Class Shares	$36	$145	$265	$614

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

79

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

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Additional Fund Investment Strategies and Policies

adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

81

Management of the Funds

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15%
BofA Cash Reserves	0.15%
BofA Government Plus Reserves	0.14%
BofA Government Reserves	0.15%
BofA Money Market Reserves	0.15%
BofA Municipal Reserves	0.15%
BofA Tax-Exempt Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the

82

Management of the Funds

Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

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Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

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Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC

(BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

85

About Liquidity Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Liquidity Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Liquidity Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Liquidity Class Shares
Eligible Investors and Minimum Initial Investments(a)	Liquidity Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). The minimum initial investment amount for Liquidity Class shares is $500,000.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.25% combined total

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

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About Liquidity Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund’s assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds’ Liquidity Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee		Service Fee		Combined Total
Liquidity Class	0.25%	(a)	0.25%	(a)	0.25%	(a)

(a)

The Funds’ Liquidity Class shares may pay a distribution fee at the maximum rate stated above and may also pay a service fee at the maximum rate stated above, pursuant to the Funds’ distribution plan and its shareholder servicing plan for Liquidity Class shares. The combined total of such payments on an annual basis, however, may not exceed 0.25% of the average daily net assets of the Funds’ Liquidity Class shares.

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

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About Liquidity Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

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Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Liquidity Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■	12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■	11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves).

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

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Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Municipal Reserves or BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA California Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Plus Reserves is received by 4:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions

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Buying, Selling and Exchanging Shares

and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

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Buying, Selling and Exchanging Shares

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

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Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Liquidity Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Liquidity Class shares are primarily intended for use in connection with specific Cash Management Services programs, including those designed for certain sweep account customers of Bank of America. Liquidity Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Liquidity Class shares is $500,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Liquidity Class shares.

Minimum Additional Investments

There is no minimum additional investment for Liquidity Class shares.

Wire Purchases

You may buy Liquidity Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Liquidity Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at

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Buying, Selling and Exchanging Shares

888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Liquidity Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Liquidity Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Liquidity Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

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Buying, Selling and Exchanging Shares

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

95

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

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Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income.

Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

97

Distributions and Taxes

your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

98

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0085		0.0227		0.0325		0.0133		0.0235		0.0108
Less Distributions to Shareholders:
From Net Investment Income	(0.0085)		(0.0227)		(0.0325)		(0.0133)		(0.0235)		(0.0108)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.85	%(g)	2.30%		3.30%		1.34	%(d)	2.37%		1.09%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.39	%(e)	0.35	%(e)	0.35	%(e)	0.35	%(e)(f)	0.35	%(e)	0.35%
Waiver/Reimbursement	0.15%		0.15%		0.16%		0.16	%(f)	0.16%		0.18%
Net Investment Income	1.79	%(e)(g)	2.41	%(e)	3.27	%(e)	3.17	%(e)(f)	2.39	%(e)	1.37%
Net Assets, End of Period (000s)	$478		$33,242		$66,038		$27,557		$35,797		$16,585

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

99

Financial Highlights

BofA Cash Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.98	%(e)	3.57	%(e)	5.14%	2.02	%(f)	3.46%	1.44%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.41%		0.35%		0.35%	0.35	%(h)	0.35%	0.35%
Waiver/Reimbursement	0.15%		0.15%		0.16%	0.16	%(h)	0.17%	0.17%
Net Investment Income(g)	1.07%		3.64%		5.02%	4.77	%(h)	3.40%	1.39%
Net Assets, End of Period (000s)	$463,145		$811,513		$1,220,566	$1,249,962		$1,041,913	$1,206,319

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.26)% and 2.58%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

100

Financial Highlights

BofA Government Plus Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)(b)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.007		0.033	0.049	0.035
Less Distributions to Shareholders:
From Net Investment Income	(0.007)		(0.033)	(0.049)	(0.035)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00
Total Return(c)(d)	0.66	%(e)	3.36%	5.03%	3.50	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.34%		0.35%	0.35%	0.35	%(h)
Waiver/Reimbursement	0.19%		0.20%	0.23%	0.22	%(h)
Net Investment Income(g)	0.12	%(e)	3.30%	4.92%	4.38	%(h)
Net Assets, End of Period (000s)	$5,147		$11	$11	$10

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Plus Reserves to BofA Government Plus Reserves.

(a)	The Fund changed its fiscal year end from October 31 to August 31.

(b)	Liquidity Class Shares commenced operations on November 17, 2005.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Total return at net asset value assuming all distributions reinvested.

(e)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

101

Financial Highlights

BofA Government Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0057	0.0319		0.0493	0.0198		0.0333	0.0137
Less Distributions to Shareholders:
From Net Investment Income	(0.0057)	(0.0319)		(0.0493)	(0.0198)		(0.0333)	(0.0137)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.57%	3.23	%(d)	5.04%	1.99	%(e)	3.38%	1.38%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.34%	0.35%		0.35%	0.35	%(g)	0.35%	0.35%
Waiver/Reimbursement	0.16%	0.15%		0.16%	0.17	%(g)	0.17%	0.17%
Net Investment Income(f)	0.61%	2.93	%(d)	4.93%	4.73	%(g)	3.40%	1.41%
Net Assets, End of Period (000s)	$864,213	$1,225,417		$719,348	$890,545		$687,275	$410,737

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

102

Financial Highlights

BofA Money Market Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.98	%(e)	3.61	%(f)	5.15%	2.02	%(g)	3.47%	1.42%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(h)	0.39%		0.35%		0.35%	0.35	%( i )	0.35%	0.35%
Waiver/Reimbursement	0.15%		0.15%		0.16%	0.16	%( i )	0.16%	0.17%
Net Investment Income(h)	1.12%		3.71%		5.03%	4.78	%( i )	3.56%	1.44%
Net Assets, End of Period (000s)	$453,489		$1,014,693		$1,481,554	$1,254,383		$1,214,883	$492,232

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Had an affiliate of the investment advisor not provided capital support, total return would have been 0.09%.

(f)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

103

Financial Highlights

BofA Municipal Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0110		0.0251		0.0336		0.0137		0.0241		0.0113
Less Distributions to Shareholders:
From Net Investment Income	(0.0110)		(0.0251)		(0.0336)		(0.0137)		(0.0241)		(0.0113)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.10%		2.54%		3.41%		1.38	%(d)	2.43%		1.13%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.38	%(e)	0.35	%(e)	0.35	%(e)	0.35	%(e)(f)	0.35	%(e)	0.35%
Waiver/Reimbursement	0.15%		0.15%		0.16%		0.16	%(f)	0.16%		0.18%
Net Investment Income	1.11	%(e)	2.68	%(e)	3.35	%(e)	3.27	%(e)(f)	2.39	%(e)	1.17%
Net Assets, End of Period (000s)	$167,085		$157,720		$308,502		$339,422		$315,658		$345,842

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

104

Financial Highlights

BofA Tax-Exempt Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0098		0.0239		0.0332		0.0135		0.0236		0.0110
Less Distributions to Shareholders:
From Net Investment Income	(0.0098)		(0.0239)		(0.0332)		(0.0135)		(0.0236)		(0.0110)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.99%		2.42%		3.37%		1.36	%(d)	2.39%		1.10%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.38	%(e)	0.35	%(e)	0.35	%(e)	0.35	%(e)(f)	0.35	%(e)	0.35%
Waiver/Reimbursement	0.15%		0.16%		0.16%		0.17	%(f)	0.17%		0.18%
Net Investment Income	1.11	%(e)	2.36	%(e)	3.31	%(e)	3.25	%(e)(f)	2.32	%(e)	0.92%
Net Assets, End of Period (000s)	$29,865		$77,169		$86,926		$20,549		$5,292		$3,392

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

105

Financial Highlights

BofA Treasury Reserves* – Liquidity Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0012	0.0267		0.0488	0.0196		0.0330	0.0129
Less Distributions to Shareholders:
From Net Investment Income	(0.0012)	(0.0267)		(0.0488)	(0.0196)		(0.0330)	(0.0129)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.12%	2.70	%(d)	4.99%	1.98	%(e)	3.35%	1.30%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.29%	0.35%		0.35%	0.35	%(g)	0.35%	0.35%
Waiver/Reimbursement	0.21%	0.15%		0.16%	0.16	%(g)	0.16%	0.17%
Net Investment Income(f)	0.17%	2.53	%(d)	4.86%	4.68	%(g)	3.31%	1.32%
Net Assets, End of Period (000s)	$413,066	$995,952		$750,842	$463,198		$428,929	$413,480

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

106

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Liquidity Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.50%	9.36%	$10,935.93	$53.50
3	15.76%	0.50%	14.28%	$11,428.04	$55.91
4	21.55%	0.50%	19.42%	$11,942.30	$58.43
5	27.63%	0.50%	24.80%	$12,479.71	$61.06
6	34.01%	0.50%	30.41%	$13,041.29	$63.80
7	40.71%	0.50%	36.28%	$13,628.15	$66.67
8	47.75%	0.50%	42.41%	$14,241.42	$69.67
9	55.13%	0.50%	48.82%	$14,882.28	$72.81
10	62.89%	0.50%	55.52%	$15,551.99	$76.09
Total Gain After Fees and Expenses				$5,551.99
Total Annual Fees and Expenses Paid					$613.75

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

107

Hypothetical Fees and Expenses

BofA Cash Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.50%	9.36%	$10,935.93	$53.50
3	15.76%	0.50%	14.28%	$11,428.04	$55.91
4	21.55%	0.50%	19.42%	$11,942.30	$58.43
5	27.63%	0.50%	24.80%	$12,479.71	$61.06
6	34.01%	0.50%	30.41%	$13,041.29	$63.80
7	40.71%	0.50%	36.28%	$13,628.15	$66.67
8	47.75%	0.50%	42.41%	$14,241.42	$69.67
9	55.13%	0.50%	48.82%	$14,882.28	$72.81
10	62.89%	0.50%	55.52%	$15,551.99	$76.09
Total Gain After Fees and Expenses				$5,551.99
Total Annual Fees and Expenses Paid					$613.75

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Plus Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.53%	9.33%	$10,932.79	$56.70
3	15.76%	0.53%	14.21%	$11,421.48	$59.24
4	21.55%	0.53%	19.32%	$11,932.02	$61.89
5	27.63%	0.53%	24.65%	$12,465.38	$64.65
6	34.01%	0.53%	30.23%	$13,022.59	$67.54
7	40.71%	0.53%	36.05%	$13,604.69	$70.56
8	47.75%	0.53%	42.13%	$14,212.82	$73.72
9	55.13%	0.53%	48.48%	$14,848.14	$77.01
10	62.89%	0.53%	55.12%	$15,511.85	$80.45
Total Gain After Fees and Expenses				$5,511.85
Total Annual Fees and Expenses Paid					$647.57

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

108

Hypothetical Fees and Expenses

BofA Government Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.50%	9.36%	$10,935.93	$53.50
3	15.76%	0.50%	14.28%	$11,428.04	$55.91
4	21.55%	0.50%	19.42%	$11,942.30	$58.43
5	27.63%	0.50%	24.80%	$12,479.71	$61.06
6	34.01%	0.50%	30.41%	$13,041.29	$63.80
7	40.71%	0.50%	36.28%	$13,628.15	$66.67
8	47.75%	0.50%	42.41%	$14,241.42	$69.67
9	55.13%	0.50%	48.82%	$14,882.28	$72.81
10	62.89%	0.50%	55.52%	$15,551.99	$76.09
Total Gain After Fees and Expenses				$5,551.99
Total Annual Fees and Expenses Paid					$613.75

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Money Market Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.50%	9.36%	$10,935.93	$53.50
3	15.76%	0.50%	14.28%	$11,428.04	$55.91
4	21.55%	0.50%	19.42%	$11,942.30	$58.43
5	27.63%	0.50%	24.80%	$12,479.71	$61.06
6	34.01%	0.50%	30.41%	$13,041.29	$63.80
7	40.71%	0.50%	36.28%	$13,628.15	$66.67
8	47.75%	0.50%	42.41%	$14,241.42	$69.67
9	55.13%	0.50%	48.82%	$14,882.28	$72.81
10	62.89%	0.50%	55.52%	$15,551.99	$76.09
Total Gain After Fees and Expenses				$5,551.99
Total Annual Fees and Expenses Paid					$613.75

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

109

Hypothetical Fees and Expenses

BofA Municipal Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.50%	9.36%	$10,935.93	$53.50
3	15.76%	0.50%	14.28%	$11,428.04	$55.91
4	21.55%	0.50%	19.42%	$11,942.30	$58.43
5	27.63%	0.50%	24.80%	$12,479.71	$61.06
6	34.01%	0.50%	30.41%	$13,041.29	$63.80
7	40.71%	0.50%	36.28%	$13,628.15	$66.67
8	47.75%	0.50%	42.41%	$14,241.42	$69.67
9	55.13%	0.50%	48.82%	$14,882.28	$72.81
10	62.89%	0.50%	55.52%	$15,551.99	$76.09
Total Gain After Fees and Expenses				$5,551.99
Total Annual Fees and Expenses Paid					$613.75

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Tax-Exempt Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.50%	9.36%	$10,935.93	$53.50
3	15.76%	0.50%	14.28%	$11,428.04	$55.91
4	21.55%	0.50%	19.42%	$11,942.30	$58.43
5	27.63%	0.50%	24.80%	$12,479.71	$61.06
6	34.01%	0.50%	30.41%	$13,041.29	$63.80
7	40.71%	0.50%	36.28%	$13,628.15	$66.67
8	47.75%	0.50%	42.41%	$14,241.42	$69.67
9	55.13%	0.50%	48.82%	$14,882.28	$72.81
10	62.89%	0.50%	55.52%	$15,551.99	$76.09
Total Gain After Fees and Expenses				$5,551.99
Total Annual Fees and Expenses Paid					$613.75

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

110

Hypothetical Fees and Expenses

BofA Treasury Reserves – Liquidity Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.35%	4.65%	$10,465.00	$35.81
2	10.25%	0.50%	9.36%	$10,935.93	$53.50
3	15.76%	0.50%	14.28%	$11,428.04	$55.91
4	21.55%	0.50%	19.42%	$11,942.30	$58.43
5	27.63%	0.50%	24.80%	$12,479.71	$61.06
6	34.01%	0.50%	30.41%	$13,041.29	$63.80
7	40.71%	0.50%	36.28%	$13,628.15	$66.67
8	47.75%	0.50%	42.41%	$14,241.42	$69.67
9	55.13%	0.50%	48.82%	$14,882.28	$72.81
10	62.89%	0.50%	55.52%	$15,551.99	$76.09
Total Gain After Fees and Expenses				$5,551.99
Total Annual Fees and Expenses Paid					$613.75

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

111

BofA Funds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or

800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43104-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Trust Class Shares

■	BofA California Tax-Exempt Reserves

■	BofA Cash Reserves

■	BofA Daily Cash Reserves

■	BofA Government Plus Reserves

■	BofA Government Reserves

■	BofA Money Market Reserves

■	BofA Municipal Reserves

■	BofA New York Tax-Exempt Reserves

■	BofA Tax-Exempt Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a summary of the Funds’ Trust Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

BofA California Tax-Exempt Reserves

BofA California Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NATXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and California individual income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of California.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

BofA California Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

BofA California Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

BofA California Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in California municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of California and other factors specifically impacting the ability of issuers of California municipal securities to meet their obligations. California is in a severe economic recession. Personal income has been declining in California for some time. Taxable sales and the assessed value of property have both fallen sharply in California. In addition, California’s unemployment rate has seen steady increases. California’s Governor and Legislature have taken various actions designed to address these conditions, including, but not limited to, revenue building and cost cutting programs and the issuance of additional debt. There can be no assurances, however, that the financial condition of California will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of California or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to California municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing

BofA California Tax-Exempt Reserves

the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA California Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.21%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia California Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	0.89%
Worst:	3rd quarter 2003:	0.15%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA California Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Trust Class Shares	1.96%	2.30%	2.15%

(a)	The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The inception date of Trust Class shares of the Predecessor Fund was May 24, 1999.

BofA California Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA California Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.01%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA California Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$107	$191	$438

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NRSXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis. Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

BofA Cash Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free

BofA Cash Reserves

from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.30%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.63%
Worst:	2nd quarter 2004:	0.21%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Trust Class Shares	2.69%	3.35%	3.44%

(a)	The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The inception date of Trust Class shares of the Predecessor Fund was May 17, 1999.

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.01%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$107	$191	$438

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Daily Cash Reserves

BofA Daily Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: UTMXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

BofA Daily Cash Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

BofA Daily Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

BofA Daily Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

BofA Daily Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Daily Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.32%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Daily Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund). The Predecessor Fund commenced operations on May 5, 2008. The calendar year returns shown for periods prior to May 5, 2008 are the returns of Shares Class shares of Money Fund, a series of Excelsior Funds, Inc. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

Best and Worst Quarterly Returns During this Period

Best:	4th Quarter 2000:	1.55%
Worst:	2nd Quarter 2004:	0.15%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

BofA Daily Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Trust Class Shares	2.47%	3.11%	3.23%

(a)

The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The Predecessor Fund commenced operations on May 5, 2008. The returns shown for periods prior to May 5, 2008 are the returns of Shares Class shares of Money Fund, a series of Excelsior Funds, Inc. The returns shown have not been adjusted to reflect differences in expenses. If differences in expenses were reflected, the returns shown for all periods would be higher.

BofA Daily Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Daily Cash Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)	0.40%
Shareholder administration fee	0.10%
Other expenses	0.06%
Total annual Fund operating expenses(b)	0.56%

(a)	Management fees include an investment advisory fee of 0.25% and an administration fee of 0.15%.

(b)

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (exclusive of any distribution, shareholder servicing and/or shareholder administration fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.20% of the Fund’s average daily net assets on an annualized basis. If the reimbursement was reflected in the table, the total annual Fund operating expenses would be 0.30% for Trust Class shares. The Advisor, in its discretion, may revise or discontinue this arrangement at any time. The Advisor is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for Trust Class shares of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of Trust Class shares expenses for the Fund is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Daily Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$57	$179	$313	$701

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Government Plus Reserves

BofA Government Plus Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: CGPXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

   Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

   Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises, and repurchase agreements secured by U.S. Government obligations. Under normal circumstances, the Fund purchases only first-tier securities that consist of these obligations and repurchase agreements. These obligations may have fixed, floating or variable rates of interest.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

BofA Government Plus Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

BofA Government Plus Reserves

   Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

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Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

BofA Government Plus Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Government Plus Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.20%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Government Plus Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund). The Predecessor Fund’s Trust Class shares commenced operations on March 31, 2008. The returns shown are for the Predecessor Fund’s Capital Class for periods prior to March 31, 2008. The calendar year returns for the Predecessor Fund’s Trust Class and Capital Class would be substantially similar because both classes invest in the same portfolio of securities. The calendar year returns would differ only to the extent that the classes do not have the same expenses. On November 21, 2005, the Galaxy Institutional Government Money Market Fund’s Institutional shares were reorganized into the Predecessor Fund’s Capital Class shares. For periods prior to November 21, 2005, the performance of the Predecessor Fund’s Capital Class shares represents that of the Galaxy Institutional Government Money Market Fund’s Institutional shares.

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.61%
Worst:	2nd quarter 2004:	0.23%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA Government Plus Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Trust Class Shares	2.48%	3.35%	3.45%

(a)

The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The Predecessor Fund’s Trust Class shares commenced operations on March 31, 2008. The returns shown are for the Predecessor Fund’s Capital Class for periods prior to March 31, 2008. The annual returns for the Predecessor Fund’s Trust Class and Capital Class would be substantially similar because both classes invest in the same portfolio of securities. The annual returns would differ only to the extent that the classes do not have the same expenses. On November 21, 2005, the Galaxy Institutional Government Money Market Fund’s Institutional shares were reorganized into the Predecessor Fund’s Capital Class shares. For periods prior to November 21, 2005, the performance of the Predecessor Fund’s Capital Class shares represents that of the Galaxy Institutional Government Money Market Fund’s Institutional shares.

BofA Government Plus Reserves

   Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Government Plus Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.04%
Total annual Fund operating expenses	0.38%
Fee waivers and/or reimbursements(c)	-0.08%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.18% and an administration fee of 0.06%.

(b)

The Fund pays an investment advisory fee of 0.18% and administration fee of 0.067% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.18% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.16% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Government Plus Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$114	$205	$473

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Government Reserves

BofA Government Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NGOXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

   Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

   Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Government obligations.

Under normal circumstances, the Fund purchases only first-tier securities that consist of U.S. Government obligations, which include U.S. Treasury obligations.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

BofA Government Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

BofA Government Reserves

   Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

BofA Government Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Government Reserves

   Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.09%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Government Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.60%
Worst:	2nd quarter 2004:	0.20%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA Government Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Trust Class Shares	2.26%	3.19%	3.30%

(a)	The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The inception date of Trust Class shares of the Predecessor Fund was May 17, 1999.

BofA Government Reserves

   Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Government Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.01%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Government Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$107	$191	$438

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Money Market Reserves

BofA Money Market Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NRTXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

BofA Money Market Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

BofA Money Market Reserves

   Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

BofA Money Market Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

BofA Money Market Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Money Market Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.32%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Money Market Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.41%
Worst:	1st quarter 2004:	0.20%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA Money Market Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Trust Class Shares	2.70%	3.36%	3.24%

(a)	The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The inception date of the Trust Class shares of the Predecessor Fund was March 22, 2000.

BofA Money Market Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Money Market Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.01%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Money Market Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$107	$191	$438

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Municipal Reserves

BofA Municipal Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NMSXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax (but not necessarily the federal alternative minimum tax).

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and to be of high quality. The Fund may invest all or any portion of its total assets in private activity bonds, which are municipal securities that finance private projects.

The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if

BofA Municipal Reserves

the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

BofA Municipal Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

BofA Municipal Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Municipal Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.36%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Municipal Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.03%
Worst:	3rd quarter 2003:	0.17%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA Municipal Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Trust Class Shares	2.27%	2.42%	2.36%

(a)	The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The inception date of Trust Class shares of the Predecessor Fund was May 17, 1999.

BofA Municipal Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Municipal Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.01%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Municipal Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$107	$191	$438

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA New York Tax-Exempt Reserves

BofA New York Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NYRXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Non-diversified mutual fund risk

Changing distribution levels risk

Tax-exempt pass-through certificates risk

Interest rate risk

Credit risk

State-specific municipal securities risk

Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax and New York individual income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in securities that pay interest exempt from federal income tax and New York individual income tax. These securities are issued by or on behalf of the State of New York, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers that may include issuers located outside of New York.

The Fund also may invest up to 20% of its total assets in private activity bonds, which are municipal securities that finance private projects. The Fund also may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. In addition, the Fund may invest in other money market funds, consistent with its investment objective and strategies. The Fund is non-diversified, which means that it can invest a greater percentage of its assets in a single issuer than can a diversified fund.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

BofA New York Tax-Exempt Reserves

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may not be changed without shareholder approval.

BofA New York Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Non-Diversified Mutual Fund Risk – The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

BofA New York Tax-Exempt Reserves

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

State-Specific Municipal Securities Risk – Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. The value of Fund shares may be more volatile than the value of shares of funds that invest in municipal securities of issuers in more than one state, as unfavorable developments have the potential to impact more significantly the Fund than funds that invest in municipal securities of many different states. A municipal security can be significantly affected by adverse tax, legislative, demographic or political changes as well as changes in the state’s financial or economic condition and prospects.

Since the Fund invests in New York municipal securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of New York and other factors specifically impacting the ability of issuers of New York municipal securities to meet their obligations. New York City is the nation’s leading center of banking and finance, and the recent national and international crisis in the financial sectors has had a disproportionate effect on New York City. The economy of New York State is significantly influenced by the financial health of New York City and the surrounding area. As a result, when New York City experiences financial difficulty, it has a substantial impact on the financial condition of New York State. New York State recently announced that its current projected deficit stood at over $20 billion (twice as large as the original estimate) and that the State might not be able to pay all of its obligations at the end of the year because of a lack of funds. In addition, New York State is party to numerous lawsuits in which an adverse final decision could materially affect the State’s governmental operations and consequently its ability to fulfill its obligations. Moreover, there can be no assurances that the financial condition of New York will not be further materially adversely affected by actual conditions or circumstances, including, but not limited to, lower than expected revenues or higher than expected expenditures. Such factors may affect the ability of New York or its municipalities to pay their respective obligations. The SAI provides additional detail about risks specific to New York municipal securities, which investors should carefully consider.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for

BofA New York Tax-Exempt Reserves

payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA New York Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.27%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia New York Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	2nd quarter 2007:	0.87%
Worst:	3rd quarter 2003:	0.18%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA New York Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Trust Class Shares	1.96%	2.33%	1.96%

(a)	The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund. The inception date of Trust Class shares of the Predecessor Fund was February 15, 2002.

BofA New York Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA New York Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.03%
Total annual Fund operating expenses	0.37%
Fee waivers and/or reimbursements(c)	-0.07%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA New York Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$112	$201	$461

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Tax-Exempt Reserves

BofA Tax-Exempt Reserves
Investment Objective:	Current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NTXXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Tax-exempt pass-through certificates risk Interest rate risk Credit risk Municipal securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income exempt from federal income tax, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund also invests at least 80% of its net assets in municipal securities that pay interest exempt from federal income tax.

The Fund purchases only first-tier securities. The Fund invests in municipal securities that, at the time of purchase, the Advisor believes have minimal credit risk and are of high quality. The Fund may invest in instruments issued by certain trusts or other special purpose issuers, like pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund also may invest in other money market funds, consistent with its investment objective and strategies.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and capital appreciation. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any

BofA Tax-Exempt Reserves

borrowings for investment purposes) discussed above may not be changed without shareholder approval.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

BofA Tax-Exempt Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Tax-Exempt Pass-through Certificates Risk – Interest payments that the Fund receives from investing in pass-through certificates or securities issued by partnerships or trusts are expected to be tax-exempt. However, these securities are subject to structural risk that could cause the income the Fund receives to be taxable.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not

BofA Tax-Exempt Reserves

affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations.

Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Tax-Exempt Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.31%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Tax-Exempt Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.03%
Worst:	1st quarter 2004:	0.17%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA Tax-Exempt Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Trust Class Shares	2.10%	2.35%	2.34%

(a)	The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund.

BofA Tax-Exempt Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Tax-Exempt Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.01%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Tax-Exempt Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$107	$191	$438

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Trust Class: NTTXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Trust Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.02%

(a)

The calendar year returns shown for all periods are the returns of Trust Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.58%
Worst:	4th quarter 2008:	0.02%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Trust Class Shares	1.47%	2.96%	3.15%

(a)

The returns shown for all periods are the returns of Trust Class shares of the Predecessor Fund, which was a series of Columbia Funds Series Trust. The inception date of Trust Class shares of the Predecessor Fund was May 17, 1999.

BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Trust Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the

    Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Trust Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Trust Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fee	0.10%
Other expenses	0.01%
Total annual Fund operating expenses	0.35%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.30%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Trust Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Trust Class Shares	$31	$107	$191	$438

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

Additional Fund Investment Strategies and Policies

adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

Management of the Funds

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA California Tax-Exempt Reserves	0.15%
BofA Cash Reserves	0.15%
BofA Daily Cash Reserves	0.25%
BofA Government Plus Reserves	0.14%
BofA Government Reserves	0.15%
BofA Money Market Reserves	0.15%
BofA Municipal Reserves	0.15%
BofA New York Tax-Exempt Reserves	0.15%
BofA Tax-Exempt Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

Management of the Funds

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

About Trust Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Trust Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Trust Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Trust Class Shares
Eligible Investors and Minimum Initial Investments(a)	Trust Class shares are available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent or custodian), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other BofA Funds in the BofA Funds Family. The minimum initial investment amount for Trust Class shares is $250,000.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none
Maximum Shareholder Administration Fee	0.10%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

About Trust Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Trust Class shares adopted by the Board, each Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Fund. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Funds’ Trust Class shares:

Shareholder Administration Fee

Trust Class	0.10%

The Funds will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder administration plan for Trust Class shares continues. BofA Funds may reduce or discontinue payments at any time.

About Trust Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Trust Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time (BofA Cash Reserves, BofA Money Market Reserves and BofA Treasury Reserves).

■	9:45 a.m., 11:00 a.m. and 2:30 p.m. Eastern time (BofA Government Reserves).

■	12:00 noon Eastern time (BofA Municipal Reserves and BofA Tax-Exempt Reserves).

■	11:30 a.m. Eastern time (BofA California Tax-Exempt Reserves and BofA New York Tax-Exempt Reserves).

■	3:00 p.m. Eastern time (BofA Daily Cash Reserves).

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 4:00 p.m. Eastern time (BofA Government Plus Reserves).

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA California Tax-Exempt Reserves or BofA New York Tax-Exempt Reserves is received by 11:30 a.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Cash Reserves, BofA Money Market Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Daily Cash Reserves is received by 3:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Plus Reserves is received by 4:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■

If your order for BofA Government Reserves is received by 2:30 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

■	If your order for BofA Municipal Reserves or BofA Tax-Exempt Reserves is received by 12:00 noon Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 88.353.0828 (institutional investors).

Buying, Selling and Exchanging Shares

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Small Account Policy – Accounts Below $250

BofA Funds generally will automatically sell your shares if the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below $250. If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact

Buying, Selling and Exchanging Shares

the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information. The automatic sale of shares of accounts valued at less than $250 is expected to take place in the second quarter of each calendar year.

BofA Funds may also sell your shares if a financial intermediary tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy – Minimum Balance Fee

If the value of your account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another BofA Fund in which you hold shares, or setting up a Systematic Investment Plan. Contact the Transfer Agent, review our website at www.bofacapital.com, call 888.331.0904 or contact your financial advisor for more information.

BofA Funds reserves the right to change the minimum investment requirements for any Fund. We also reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy

The automatic sale of shares of accounts under $250 and the annual minimum balance fee described previously do not apply to shareholders holding their shares through broker/dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; and certain qualified retirement plans and health savings accounts. The automatic sale of shares of accounts under $250 does not apply to individual retirement plans.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Trust Class shares are available to certain financial institutions and intermediaries (for their own accounts, and for certain client accounts for which they act as fiduciary, agent or custodian), including Bank of America and its affiliates; certain other financial institutions and intermediaries, including financial planners and investment advisors; institutional investors; charitable foundations; endowments; and other BofA Funds in the BofA Funds Family.

Minimum Initial Investments

The minimum initial investment for Trust Class shares is $250,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Trust Class shares.

Minimum Additional Investments

There is no minimum additional investment for Trust Class shares.

Wire Purchases

You may buy Trust Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Trust Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Trust Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Trust Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Trust Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Checkwriting Service

Shareholders of BofA Daily Cash Reserves, BofA Government Reserves, BofA Government Plus Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves can withdraw money from the Funds using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in your Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Fund’s custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

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If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

■	Also keep in mind BofA Funds’ Small Account Policy, which is described above in Buying, Selling and Exchanging Shares – Transaction Rules and Policies.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Buying, Selling and Exchanging Shares

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

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A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

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Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

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For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

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Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

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Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

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For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

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For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal

Distributions and Taxes

Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA California Tax-Exempt Reserves* – Trust Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0090		0.0232		0.0330		0.0135		0.0240		0.0113
Less Distributions to Shareholders:
From Net Investment Income	(0.0090)		(0.0232)		(0.0330)		(0.0135)		(0.0240)		(0.0113)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.90%		2.35%		3.35%		1.36	%(d)	2.42%		1.14%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.34	%(e)	0.30	%(e)	0.30	%(e)	0.30	%(e)(f)	0.30	%(e)	0.30%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	0.96	%(e)	2.23	%(e)	3.30	%(e)	3.22	%(e)(f)	2.41	%(e)	1.15%
Net Assets, End of Period (000s)	$585,899		$761,991		$525,007		$517,340		$470,430		$339,137

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

Financial Highlights

BofA Cash Reserves* – Trust Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.03	%(e)	3.62	%(e)	5.19%	2.04	%(f)	3.52%	1.49%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(g)	0.36%		0.30%		0.30%	0.30	%(h)	0.30%	0.30%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	1.14%		3.72%		5.07%	4.83	%(h)	3.48%	1.47%
Net Assets, End of Period (000s)	$934,916		$1,721,466		$2,737,087	$3,897,869		$3,711,063	$3,456,700

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.21)% and 2.63%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

Financial Highlights

BofA Daily Cash Reserves* – Trust Class Shares (j)

	Period Ended August 31, 2009(a)		Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2006(b)	Year Ended March 31, 2005(b)
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income(c)	—	(d)	0.02	0.04	0.05	0.03	0.01
Net Realized and Unrealized Gain (Loss) on Investments(d)	—		—	—	—	—	—
Total from Investment Operations	—	(d)	0.02	0.04	0.05	0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	—	(d)	(0.02)	(0.04)	(0.05)	(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(e)(f)	0.11	%(g)	1.88%	4.38%	4.81%	3.27%	1.29%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(h)	0.32	%( i )	0.33%	0.54%	0.55%	0.53%	0.46%
Waiver/Reimbursement	0.26	%( i )	0.21%	0.12%	0.13%	0.16%	0.24%
Net Investment Income(h)	0.27	%( i )	1.98%	4.29%	4.69%	3.21%	1.28%
Net Assets, End of Period (000s)	$470,142		$633,519	$588,234	$644,514	$1,032,384	$1,105,053

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Daily Cash Reserves to BofA Daily Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31. Per share data and total return reflect activity from April 1, 2009 through August 31, 2009.

(b)	Per share data for the years ended March 31, 2006 and 2005 were audited by other auditors.

(c)	Per share data was calculated using the average shares outstanding during the period.

(d)	Rounds to less than $0.01 per share.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Total return at net asset value assuming all distributions reinvested.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	On May 5, 2008, the Shares Class shares of Money Fund, a series of Excelsior Funds, Inc., were exchanged for Trust Class shares in connection with the reorganization of Money Fund into the Fund.

Financial Highlights

BofA Government Plus Reserves* – Trust Class Shares

	Year Ended August 31, 2009	Period Ended August 31, 2008(a)
Net Asset Value, Beginning of Period	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.007	0.009
Less Distributions to Shareholders:
From Net Investment Income	(0.007)	(0.009)
Net Asset Value, End of Period	$1.00	$1.00
Total Return(b)(c)	0.71%	0.94	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.30%	0.30	%(f)
Waiver/Reimbursement	0.08%	0.10	%(f)
Net Investment Income(e)	0.62%	2.22	%(f)
Net Assets, End of Period (000s)	$216,878	$219,620

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Plus Reserves to BofA Government Plus Reserves.

(a)	Trust Class Shares commenced operations on March 31, 2008.

(b)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

Financial Highlights

BofA Government Reserves* – Trust Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0061	0.0324		0.0498	0.0200		0.0338	0.0142
Less Distributions to Shareholders:
From Net Investment Income	(0.0061)	(0.0324)		(0.0498)	(0.0200)		(0.0338)	(0.0142)
Net Asset Value, End of Period	$1.00	$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.61%	3.29	%(d)	5.10%	2.01	%(e)	3.43%	1.43%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(f)	0.29%	0.30%		0.30%	0.30	%(g)	0.30%	0.30%
Waiver/Reimbursement	0.06%	0.05%		0.06%	0.07	%(g)	0.07%	0.07%
Net Investment Income(f)	0.56%	2.44	%(d)	4.98%	4.76	%(g)	3.44%	1.50%
Net Assets, End of Period (000s)	$2,678,358	$1,948,302		$207,516	$300,750		$387,210	$250,281

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Government Reserves to BofA Government Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

Financial Highlights

BofA Money Market Reserves* – Trust Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.03	%(e)	3.66	%(f)(g)	5.20%	2.04	%(h)	3.52%	1.48%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(i)	0.34%		0.30%		0.30%	0.30	%(j)	0.30%	0.30%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(j)	0.06%	0.07%
Net Investment Income(i)	1.02%		3.40	%(g)	5.08%	4.89	%(j)	3.71%	1.32%
Net Assets, End of Period (000s)	$179,509		$162,859		$64,747	$20,085		$15,325	$10,933

*	Effective on or about May 1, 2010, the Fund’s name was changed from Columbia Money Market Reserves to BofA Money Market Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Had an affiliate of the investment advisor not provided capital support, total return would have been 0.14%.

(f)	The reimbursements from affiliates of the investment advisor for realized losses on securities and capital support had no impact to total return.

(g)	The relationship of the Class’ net investment income ratio to total return may be affected by changes in the Class’ relative net assets during the fiscal period.

(h)	Not annualized.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

Financial Highlights

BofA Municipal Reserves* – Trust Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0115		0.0256		0.0341		0.0139		0.0246		0.0118
Less Distributions to Shareholders:
From Net Investment Income	(0.0115)		(0.0256)		(0.0341)		(0.0139)		(0.0246)		(0.0118)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.15%		2.59%		3.46%		1.40	%(d)	2.49%		1.18%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses	0.33	%(e)	0.30	%(e)	0.30	%(e)	0.30	%(e)(f)	0.30	%(e)	0.30%
Waiver/Reimbursement	0.05%		0.05%		0.06%		0.06	%(f)	0.06%		0.08%
Net Investment Income	1.09	%(e)	2.55	%(e)	3.40	%(e)	3.31	%(e)(f)	2.49	%(e)	1.16%
Net Assets, End of Period (000s)	$456,691		$425,627		$419,275		$551,810		$520,422		$407,159

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Municipal Reserves to BofA Municipal Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

Financial Highlights

BofA New York Tax-Exempt Reserves* – Trust Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0094		0.0235		0.0336		0.0137		0.0241		0.0115
Less Distributions to Shareholders:
From Net Investment Income	(0.0094)		(0.0235)		(0.0336)		(0.0137)		(0.0241)		(0.0115)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	0.95%		2.38	%(d)	3.41%		1.38	%(e)	2.43%		1.16%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses	0.34	%(f)	0.30	%(f)	0.30	%(f)	0.30	%(f)(g)	0.30	%(f)	0.30%
Waiver/Reimbursement	0.07%		0.08%		0.11%		0.14	%(g)	0.14%		0.33%
Net Investment Income	0.93	%(f)	1.72	%(d)(f)	3.36	%(f)	3.27	%(f)(g)	2.46	%(f)	1.23%
Net Assets, End of Period (000s)	$645,197		$730,700		$40,066		$31,364		$27,216		$12,627

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

Financial Highlights

BofA Tax-Exempt Reserves* – Trust Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006(a)		Year Ended March 31, 2006		Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net Investment Income	0.0103		0.0244		0.0337		0.0137		0.0241		0.0115
Less Distributions to Shareholders:
From Net Investment Income	(0.0103)		(0.0244)		(0.0337)		(0.0137)		(0.0241)		(0.0115)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return(b)(c)	1.04%		2.47	%(d)	3.42%		1.38	%(e)	2.44%		1.15%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses	0.33	%(f)	0.30	%(f)	0.30	%(f)	0.30	%(f)(g)	0.30	%(f)	0.30%
Waiver/Reimbursement	0.05%		0.06%		0.06%		0.07	%(g)	0.07%		0.08%
Net Investment Income	1.05	%(f)	2.24	%(d)(f)	3.37	%(f)	3.27	%(f)(g)	2.43	%(f)	1.15%
Net Assets, End of Period (000s)	$5,587,196		$6,686,234		$3,230,990		$2,684,441		$2,475,660		$2,052,864

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	The relationship of the class’ net investment income ratio to total return may be affected by changes in the class’ relative net assets during the fiscal period.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Annualized.

Financial Highlights

BofA Treasury Reserves* – Trust Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0015	0.0272	0.0493	0.0198		0.0335	0.0134
Less Distributions to Shareholders:
From Net Investment Income	(0.0015)	(0.0272)	(0.0493)	(0.0198)		(0.0335)	(0.0134)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.15%	2.75%	5.04%	2.00	%(d)	3.40%	1.35%
Ratios to Average Net Assets/ Supplemental Data:
Net Expenses(e)	0.27%	0.30%	0.30%	0.30	%(f)	0.30%	0.30%
Waiver/Reimbursement	0.08%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.13%	2.62%	4.92%	4.74	%(f)	3.35%	1.31%
Net Assets, End of Period (000s)	$857,336	$964,875	$706,054	$753,036		$658,693	$656,083

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Trust Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA California Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.35%	9.57%	$10,956.86	$37.50
3	15.76%	0.35%	14.66%	$11,466.35	$39.24
4	21.55%	0.35%	20.00%	$11,999.53	$41.07
5	27.63%	0.35%	25.58%	$12,557.51	$42.97
6	34.01%	0.35%	31.41%	$13,141.44	$44.97
7	40.71%	0.35%	37.53%	$13,752.51	$47.06
8	47.75%	0.35%	43.92%	$14,392.01	$49.25
9	55.13%	0.35%	50.61%	$15,061.23	$51.54
10	62.89%	0.35%	57.62%	$15,761.58	$53.94
Total Gain After Fees and Expenses				$5,761.58
Total Annual Fees and Expenses Paid					$438.25

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Cash Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.35%	9.57%	$10,956.86	$37.50
3	15.76%	0.35%	14.66%	$11,466.35	$39.24
4	21.55%	0.35%	20.00%	$11,999.53	$41.07
5	27.63%	0.35%	25.58%	$12,557.51	$42.97
6	34.01%	0.35%	31.41%	$13,141.44	$44.97
7	40.71%	0.35%	37.53%	$13,752.51	$47.06
8	47.75%	0.35%	43.92%	$14,392.01	$49.25
9	55.13%	0.35%	50.61%	$15,061.23	$51.54
10	62.89%	0.35%	57.62%	$15,761.58	$53.94
Total Gain After Fees and Expenses				$5,761.58
Total Annual Fees and Expenses Paid					$438.25

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Daily Cash Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.56%	4.44%	$10,444.00	$57.24
2	10.25%	0.56%	9.08%	$10,907.71	$59.78
3	15.76%	0.56%	13.92%	$11,392.02	$62.44
4	21.55%	0.56%	18.98%	$11,897.82	$65.21
5	27.63%	0.56%	24.26%	$12,426.08	$68.11
6	34.01%	0.56%	29.78%	$12,977.80	$71.13
7	40.71%	0.56%	35.54%	$13,554.02	$74.29
8	47.75%	0.56%	41.56%	$14,155.82	$77.59
9	55.13%	0.56%	47.84%	$14,784.33	$81.03
10	62.89%	0.56%	54.41%	$15,440.76	$84.63
Total Gain After Fees and Expenses				$5,440.76
Total Annual Fees and Expenses Paid					$701.45

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Government Plus Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.38%	9.54%	$10,953.71	$40.71
3	15.76%	0.38%	14.60%	$11,459.78	$42.59
4	21.55%	0.38%	19.89%	$11,989.22	$44.55
5	27.63%	0.38%	25.43%	$12,543.12	$46.61
6	34.01%	0.38%	31.23%	$13,122.61	$48.76
7	40.71%	0.38%	37.29%	$13,728.88	$51.02
8	47.75%	0.38%	43.63%	$14,363.15	$53.37
9	55.13%	0.38%	50.27%	$15,026.73	$55.84
10	62.89%	0.38%	57.21%	$15,720.96	$58.42
Total Gain After Fees and Expenses				$5,720.96
Total Annual Fees and Expenses Paid					$472.58

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Government Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.35%	9.57%	$10,956.86	$37.50
3	15.76%	0.35%	14.66%	$11,466.35	$39.24
4	21.55%	0.35%	20.00%	$11,999.53	$41.07
5	27.63%	0.35%	25.58%	$12,557.51	$42.97
6	34.01%	0.35%	31.41%	$13,141.44	$44.97
7	40.71%	0.35%	37.53%	$13,752.51	$47.06
8	47.75%	0.35%	43.92%	$14,392.01	$49.25
9	55.13%	0.35%	50.61%	$15,061.23	$51.54
10	62.89%	0.35%	57.62%	$15,761.58	$53.94
Total Gain After Fees and Expenses				$5,761.58
Total Annual Fees and Expenses Paid					$438.25

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Money Market Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.35%	9.57%	$10,956.86	$37.50
3	15.76%	0.35%	14.66%	$11,466.35	$39.24
4	21.55%	0.35%	20.00%	$11,999.53	$41.07
5	27.63%	0.35%	25.58%	$12,557.51	$42.97
6	34.01%	0.35%	31.41%	$13,141.44	$44.97
7	40.71%	0.35%	37.53%	$13,752.51	$47.06
8	47.75%	0.35%	43.92%	$14,392.01	$49.25
9	55.13%	0.35%	50.61%	$15,061.23	$51.54
10	62.89%	0.35%	57.62%	$15,761.58	$53.94
Total Gain After Fees and Expenses				$5,761.58
Total Annual Fees and Expenses Paid					$438.25

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Municipal Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.35%	9.57%	$10,956.86	$37.50
3	15.76%	0.35%	14.66%	$11,466.35	$39.24
4	21.55%	0.35%	20.00%	$11,999.53	$41.07
5	27.63%	0.35%	25.58%	$12,557.51	$42.97
6	34.01%	0.35%	31.41%	$13,141.44	$44.97
7	40.71%	0.35%	37.53%	$13,752.51	$47.06
8	47.75%	0.35%	43.92%	$14,392.01	$49.25
9	55.13%	0.35%	50.61%	$15,061.23	$51.54
10	62.89%	0.35%	57.62%	$15,761.58	$53.94
Total Gain After Fees and Expenses				$5,761.58
Total Annual Fees and Expenses Paid					$438.25

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA New York Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.37%	9.55%	$10,954.76	$39.64
3	15.76%	0.37%	14.62%	$11,461.97	$41.47
4	21.55%	0.37%	19.93%	$11,992.66	$43.39
5	27.63%	0.37%	25.48%	$12,547.92	$45.40
6	34.01%	0.37%	31.29%	$13,128.88	$47.50
7	40.71%	0.37%	37.37%	$13,736.75	$49.70
8	47.75%	0.37%	43.73%	$14,372.76	$52.00
9	55.13%	0.37%	50.38%	$15,038.22	$54.41
10	62.89%	0.37%	57.34%	$15,734.49	$56.93
Total Gain After Fees and Expenses				$5,734.49
Total Annual Fees and Expenses Paid					$461.15

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

BofA Tax-Exempt Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.35%	9.57%	$10,956.86	$37.50
3	15.76%	0.35%	14.66%	$11,466.35	$39.24
4	21.55%	0.35%	20.00%	$11,999.53	$41.07
5	27.63%	0.35%	25.58%	$12,557.51	$42.97
6	34.01%	0.35%	31.41%	$13,141.44	$44.97
7	40.71%	0.35%	37.53%	$13,752.51	$47.06
8	47.75%	0.35%	43.92%	$14,392.01	$49.25
9	55.13%	0.35%	50.61%	$15,061.23	$51.54
10	62.89%	0.35%	57.62%	$15,761.58	$53.94
Total Gain After Fees and Expenses				$5,761.58
Total Annual Fees and Expenses Paid					$438.25

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Hypothetical Fees and Expenses

BofA Treasury Reserves – Trust Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.30%	4.70%	$10,470.00	$30.71
2	10.25%	0.35%	9.57%	$10,956.86	$37.50
3	15.76%	0.35%	14.66%	$11,466.35	$39.24
4	21.55%	0.35%	20.00%	$11,999.53	$41.07
5	27.63%	0.35%	25.58%	$12,557.51	$42.97
6	34.01%	0.35%	31.41%	$13,141.44	$44.97
7	40.71%	0.35%	37.53%	$13,752.51	$47.06
8	47.75%	0.35%	43.92%	$14,392.01	$49.25
9	55.13%	0.35%	50.61%	$15,061.23	$51.54
10	62.89%	0.35%	57.62%	$15,761.58	$53.94
Total Gain After Fees and Expenses				$5,761.58
Total Annual Fees and Expenses Paid					$438.25

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Notes

BofA Funds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43004-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Capital Class Shares

■	BofA Cash Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a summary of the Funds’ Capital Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: CPMXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

7

BofA Cash Reserves

■

Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities

8

BofA Cash Reserves

pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.38%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2000:	1.66%
Worst:	2nd quarter 2004:	0.23%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	2.79%	3.46%	3.60%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Capital Class: CPLXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

15

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

16

BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

17

BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

18

BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Capital Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.08%

(a)

The calendar year returns shown for all periods are the returns of Capital Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.61%
Worst:	4th quarter 2008:	0.03%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

19

BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	10 years(a)
Capital Class Shares	1.56%	3.06%	3.30%

(a)	The returns shown for all periods are the returns of Capital Class shares of the Predecessor Fund.

20

BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Capital Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

21

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Capital Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Capital Class Shares
Management fees(a)(b)	0.24%
Distribution, service (Rule 12b-1) and shareholder administration fees	0.00%
Other expenses	0.01%
Total annual Fund operating expenses	0.25%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.20%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

22

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Capital Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Capital Class Shares	$20	$75	$136	$313

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

23

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

24

Additional Fund Investment Strategies and Policies

adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

25

Management of the Funds

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA Cash Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

26

Management of the Funds

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

27

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

28

Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

29

About Capital Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Capital Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Capital Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Capital Class Shares
Eligible Investors and Minimum Initial Investments(a)

Capital Class shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions and intermediaries. Capital Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

The minimum initial investment amount for Capital Class shares is $1,000,000.

Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

30

About Capital Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

31

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Capital Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

32

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not

33

Buying, Selling and Exchanging Shares

subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

34

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Capital Class shares are available to eligible institutions and individuals on a direct basis or through certain financial institutions and intermediaries. Capital Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Capital Class shares is $1,000,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Capital Class shares.

Minimum Additional Investments

There is no minimum additional investment for Capital Class shares.

Wire Purchases

You may buy Capital Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Capital Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

35

Buying, Selling and Exchanging Shares

Other Purchase Rules You Should Know

■	You generally buy Capital Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Capital Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Capital Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by

36

Buying, Selling and Exchanging Shares

regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

37

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

38

Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund‘s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal

39

Distributions and Taxes

Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

40

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Capital Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.04	0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.04	0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.13	%(e)	3.72	%(e)	5.30%	2.08	%(f)	3.62%	1.59%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.26%		0.20%		0.20%	0.20	%(h)	0.20%	0.20%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	1.10%		3.76%		5.17%	4.91	%(h)	3.58%	1.53%
Net Assets, End of Period (000s)	$9,410,196		$10,543,052		$13,992,967	$16,908,924		$17,884,676	$18,286,171

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.11)% and 2.73%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

41

Financial Highlights

BofA Treasury Reserves* – Capital Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0022	0.0282	0.0503	0.0202		0.0345	0.0144
Less Distributions to Shareholders:
From Net Investment Income	(0.0022)	(0.0282)	(0.0503)	(0.0202)		(0.0345)	(0.0144)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.22%	2.85%	5.14%	2.04	%(d)	3.50%	1.45%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.19%	0.20%	0.20%	0.20	%(f)	0.20%	0.20%
Waiver/Reimbursement	0.06%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.24%	2.80%	4.98%	4.83	%(f)	3.51%	1.41%
Net Assets, End of Period (000s)	$5,696,275	$11,436,408	$7,331,951	$2,254,712		$2.283,858	$1,570,292

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

42

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Capital Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

43

Hypothetical Fees and Expenses

BofA Treasury Reserves – Capital Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.20%	4.80%	$10,480.00	$20.48
2	10.25%	0.25%	9.78%	$10,977.80	$26.82
3	15.76%	0.25%	14.99%	$11,499.25	$28.10
4	21.55%	0.25%	20.45%	$12,045.46	$29.43
5	27.63%	0.25%	26.18%	$12,617.62	$30.83
6	34.01%	0.25%	32.17%	$13,216.96	$32.29
7	40.71%	0.25%	38.45%	$13,844.76	$33.83
8	47.75%	0.25%	45.02%	$14,502.39	$35.43
9	55.13%	0.25%	51.91%	$15,191.25	$37.12
10	62.89%	0.25%	59.13%	$15,912.84	$38.88
Total Gain After Fees and Expenses				$5,912.84
Total Annual Fees and Expenses Paid					$313.21

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

44

Notes

45

Notes

46

Notes

47

BofA Funds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or

800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43122-0510

BofA Funds

Prospectus

January 1, 2010, as May 1, 2010

Institutional Class Shares

■	BofA Cash Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and
■	a summary of the Funds’ Institutional Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NCIXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans.

They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

8

BofA Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.35%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.43%
Worst:	2nd quarter 2004:	0.22%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	2.75%	3.42%	3.04%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was December 7, 2000.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

■   Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Institutional Class: NTIXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

15

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

16

BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

17

BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

18

BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Institutional Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.05%

(a)

The calendar year returns shown for all periods are the returns of Institutional Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	1st quarter 2001:	1.36%
Worst:	4th quarter 2008:	0.03%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

19

BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Institutional Class Shares	1.52%	3.02%	2.76%

(a)	The returns shown for all periods are the returns of Institutional Class shares of the Predecessor Fund. The inception date of Institutional Class shares of the Predecessor Fund was November 21, 2000.

20

BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Institutional Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

■   Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

21

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Institutional Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Institutional Class Shares
Management fees(a)(b)	0.24%
Shareholder administration fees	0.04%
Other expenses	0.01%
Total annual Fund operating expenses	0.29%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.24%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

22

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Institutional Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class Shares	$25	$88	$158	$363

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

23

Fund Summary

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. A

24

Fund Summary

Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

25

Management of the Funds

Primary Service Providers

The Advisor, Administrator and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, and shareholder servicing, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA Cash Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the

26

Management of the Funds

Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

27

Management of the Fund

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

28

Management of the Fund

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the

Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

29

About Institutional Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Institutional Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Institutional Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Institutional Class Shares
Eligible Investors and Minimum Initial Investments(a)

Institutional Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services).

The minimum initial investment amount for Institutional Class shares is $750,000.

Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	none
Maximum Shareholder Administration Fee	0.04%

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents

The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

30

About Institutional Class Shares

Shareholder Administration Fee

Pursuant to the shareholder administration plan for Institutional Class shares adopted by the Board, each Fund pays the Advisor, the Distributor and/or eligible selling and/or servicing agents a shareholder administration fee in addition to the fees it pays the Administrator for overseeing the administrative operations of the Funds. These fees are calculated monthly and are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide. Because the fees are paid out of the Funds’ assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder administration fee (as an annual % of average daily net assets) applicable to the Funds’ Institutional Class shares:

Shareholder Administration Fee

Institutional Class	0.04%

The Funds will pay these fees to the Advisor, the Distributor and/or to eligible selling and/or servicing agents for as long as the shareholder administration plan for Institutional Class shares continues. BofA Funds may reduce or discontinue payments at any time.

31

About Institutional Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

32

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Institutional Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

33

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

34

Buying, Selling and Exchanging Shares

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

35

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Institutional Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other similar services (Cash Management Services). Institutional Class shares are primarily intended for use in connection with specific Cash Management Services programs, including those designed for certain sweep account customers of Bank of America. Institutional Class shares may be offered by certain Bank of America affiliates and certain other financial intermediaries, including financial planners and investment advisors.

Minimum Initial Investments

The minimum initial investment for Institutional Class shares is $750,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Institutional Class shares.

Minimum Additional Investments

There is no minimum additional investment for Institutional Class shares.

Wire Purchases

You may buy Institutional Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

36

Buying, Selling and Exchanging Shares

Electronic Funds Transfer

You may buy Institutional Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Institutional Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Institutional Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500.

Electronic Funds Transfer

You may sell Institutional Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Redemption Rules You Should Know

■

If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed, during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

37

Buying, Selling and Exchanging Shares

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

38

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

39

Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income. Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal

40

Distributions and Taxes

Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

41

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Institutional Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.04		0.05	0.02		0.04	0.02
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.04		0.05	0.02		0.04	0.02
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.04)		(0.05)	(0.02)		(0.04)	(0.02)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	1.09	%(e)	3.68	%(e)	5.25%	2.06	%(f)	3.58%	1.55%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.30%		0.24%		0.24%	0.24	%(h)	0.24%	0.24%
Waiver/Reimbursement	0.05%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	1.20%		3.79%		5.13%	4.88	%(h)	3.55%	1.52%
Net Assets, End of Period (000s)	$2,349,743		$4,450,313		$6,919,396	$6,090,241		$5,988,544	$4,869,930

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.15)% and 2.69%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

42

Financial Highlights

BofA Treasury Reserves* – Institutional Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0019	0.0278	0.0499	0.0201		0.0341	0.0140
Less Distributions to Shareholders:
From Net Investment Income	(0.0019)	(0.0278)	(0.0499)	(0.0201)		(0.0341)	(0.0140)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.19%	2.81%	5.10%	2.02	%(d)	3.46%	1.41%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.22%	0.24%	0.24%	0.24	%(f)	0.24%	0.24%
Waiver/Reimbursement	0.07%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.21%	2.68%	4.96%	4.81	%(f)	3.51%	1.42%
Net Assets, End of Period (000s)	$1,829,959	$2,894,773	$2,189,669	$1,313,381		$1,036,381	$439,022

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

43

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Institutional Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

44

Hypothetical Fees and Expenses

BofA Treasury Reserves – Institutional Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.24%	4.76%	$10,476.00	$24.57
2	10.25%	0.29%	9.69%	$10,969.42	$31.10
3	15.76%	0.29%	14.86%	$11,486.08	$32.56
4	21.55%	0.29%	20.27%	$12,027.07	$34.09
5	27.63%	0.29%	25.94%	$12,593.55	$35.70
6	34.01%	0.29%	31.87%	$13,186.70	$37.38
7	40.71%	0.29%	38.08%	$13,807.80	$39.14
8	47.75%	0.29%	44.58%	$14,458.15	$40.99
9	55.13%	0.29%	51.39%	$15,139.12	$42.92
10	62.89%	0.29%	58.52%	$15,852.18	$44.94
Total Gain After Fees and Expenses				$5,852.18
Total Annual Fees and Expenses Paid					$363.39

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

45

Notes

46

Notes

47

BofA Cash Reserves

BofA Treasury Reserves

Institutional Class Shares

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or

800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

©2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43123-0510

BofA Funds

Prospectus

January 1, 2010, as revised May 1, 2010

Investor Class Shares

■	BofA Cash Reserves

■	BofA Treasury Reserves

Advised by BofA Advisors, LLC

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by, Bank of America, N.A. or any of its affiliates. Fund shares are NOT issued, insured or guaranteed by the U.S. Government, the FDIC or any other government agency.

Bank of America Corporation (Bank of America) and its affiliates are paid for the services they provide to the Funds and may be compensated or incented in connection with the sale of Fund shares. The Funds may be used as an investment option for various products and services offered by Bank of America that may raise economic and other conflicts of interest, which are discussed in this prospectus.

AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING LOSS OF PRINCIPAL.

2

Prospectus Primer

This prospectus tells you about some of the Money Market Funds (each a Fund and together, the Funds) in the BofA Funds family of mutual funds (BofA Funds). It is designed to provide you with important information about the Funds in a concise and easy to understand manner that is meant to help you make informed investment decisions.

The prospectus first summarizes the key characteristics of each Fund, including:

■	investment objective,

■	principal investment strategies and risks,

■	year-by-year performance information, and

■	fees and expenses.

This summary is followed by other important information, including:

■	a description of the Funds’ additional investment strategies and policies,

■	a discussion of the Funds’ primary service providers, the roles and relationships of Bank of America and its affiliates, and conflicts of interest, and

■	a summary of the Funds’ Investor Class shares offered by this prospectus.

Later sections of the prospectus talk about the details of investing in the Funds, including:

■	how to buy, sell and exchange shares of the Funds, and

■	how you will receive your investment proceeds.

The prospectus also includes:

■	information about how federal and certain other taxes may affect your investment,

■	highlights of each Fund’s financial information, and

■	hypothetical fee and expense data that show the costs associated with investing in a Fund.

We have included a number of features designed to facilitate your use of this prospectus, including:

■	sections that provide simple explanations of key terms and concepts, as well as some basics of mutual fund investing,

■	a section that is meant to give you a “snapshot” of each Fund’s main attributes, and

■	graphic icons which are defined in the guide below.

Icons Guide
Investment Objective
Principal Investment Strategies
Principal Risks
Performance Information
Fees and Expenses
Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

For More Information

You can contact BofA Funds:

■	by mail at BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

■	by telephone at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

■	by email at serviceinquiries@bofacapital.com or online at www.bofacapital.com.

■	through your financial advisor, who can help you select from among the BofA Funds to meet your investment needs.

You also can find more information about the Funds in the Statement of Additional Information (SAI), which includes more detailed information about the Funds’ investments, policies and management, among other things. Turn to the back cover to find out how you can get a copy.

The SEC provides a “Beginners’ Guide to Mutual Funds” which may be useful to some investors and is available online, free of charge, at www.sec.gov.

3

BofA Global Capital Management Group, LLC

The Funds are sponsored by BofA Global Capital Management Group, LLC (BofA Global Capital Management), which is an asset management division of Bank of America. BofA Global Capital Management is located at 100 Federal Street, Boston, MA 02110.

BofA Advisors, LLC is the Funds’ investment advisor (the Advisor) and their administrator (the Administrator). BofA Distributors, Inc. is the Funds’ distributor (the Distributor). Boston Financial Data Services, Inc. is the Funds’ transfer agent (the Transfer Agent).

The Funds, like all mutual funds, are designed to be a part of a broad and diversified investment portfolio and are not intended to fulfill all of your investment needs.

You should consider the objectives, risks and expenses of the Funds and any other BofA Fund carefully before investing.

4

BofA Cash Reserves

BofA Cash Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: PCMXX
Principal Risks:

Investment strategy risk

Market risk

Money Market Fund risk

Changing distribution levels risk

Interest rate risk

Credit risk

U.S. Government obligations risk

Asset-backed securities risk

Municipal securities risk

Repurchase agreements risk

Foreign securities risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments.

Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments, including primarily short-term debt securities of U.S. and foreign issuers. The Fund purchases only first-tier securities, which include bank obligations (including certificates of deposit and time deposits issued by domestic or foreign banks or their subsidiaries or branches), commercial paper, corporate bonds, extendible commercial notes, asset-backed securities, funding agreements, municipal securities, repurchase agreements and other high-quality, short-term obligations. These securities may have fixed, floating or variable rates of interest.

The Fund may invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

5

BofA Cash Reserves

Foreign Securities

Foreign securities include debt, equity or derivative securities which are determined to be “foreign” on the basis of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenues or other factors.

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent interests in, or are backed by, pools of underlying mortgages. Mortgage-backed securities may include U.S. Government obligations, or securities that are issued or guaranteed by private issuers, including collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage-backed securities that are traded on a to-be-announced basis.

Asset-backed securities are interests in, or are backed by, pools of receivables, such as automobile loans, credit card loans, equipment leases, home equity loans, manufactured housing loans, and other types of consumer loans or lease receivables.

6

BofA Cash Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

7

BofA Cash Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Asset-Backed Securities Risk – The value of the Fund’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

■

Municipal Securities Risk – Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer’s taxing authority and may be vulnerable to limits on a government’s power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the

8

BofA Cash Reserves

federal alternative minimum tax). There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

■

Foreign Securities Risk – Foreign securities are subject to special risks as compared to securities of U.S. issuers. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies, or in U.S. dollars, without a change in the intrinsic value of those securities. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial fees and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which could reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

9

BofA Cash Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.17%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Cash Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	3rd quarter 2000:	1.57%
Worst:	2nd quarter 2004:	0.15%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

10

BofA Cash Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Investor Class Shares	2.43%	3.10%	3.20%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund. The inception date of Investor Class shares of the Predecessor Fund was April 12, 1999.

11

BofA Cash Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

12

BofA Cash Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

13

BofA Cash Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

14

BofA Treasury Reserves

BofA Treasury Reserves
Investment Objective:	Current income, consistent with capital preservation and maintenance of a high degree of liquidity
Investment Style:	Money Market
Ticker Symbol:	Investor Class: PHGXX
Principal Risks:	Investment strategy risk Market risk Money Market Fund risk Changing distribution levels risk Interest rate risk Credit risk U.S. Government obligations risk Repurchase agreements risk

Money Market Funds

Money market funds invest in short-term debt securities that have relatively low risk, including, in some cases, securities issued or guaranteed by the U.S. Government. Returns on your investment in a money market fund aren’t guaranteed and will vary with short-term interest rates. Over time, returns on money market funds may be lower than the returns on other kinds of mutual funds or investments. Money market funds may be a suitable investment for you if you:

■   are looking for a relatively low risk investment with stability of principal,

■   have short-term income needs, and

■   are comfortable with holding your money outside of a bank deposit that is covered by FDIC insurance.

  Investment Objective

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

  Principal Investment Strategies

The Fund invests in high-quality money market instruments. The Fund invests at least 80% of its net assets in U.S. Treasury obligations and repurchase agreements secured by U.S. Treasury obligations.

Under normal circumstances, the Fund purchases only first tier securities that consist of U.S. Treasury obligations, repurchase agreements secured by U.S. Treasury obligations and U.S. Government obligations whose principal and interest are backed by the full faith and credit of the U.S. Government.

The Advisor evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Advisor considers local, national and global economic conditions, market conditions, interest rate movements, and other relevant factors to determine the allocation of the Fund’s assets among different securities.

The Advisor, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and to preserve capital. The Advisor considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity and value relative to other securities.

The Advisor seeks to maintain a constant net asset value of $1.00 per share for the Fund.

The Advisor may sell an instrument before it matures in order to meet cash flow needs; to manage the portfolio’s maturity; if the Advisor believes that the instrument is no longer a suitable investment, or that other investments are more attractive; or for other reasons.

The Fund’s policy regarding the 80% investment requirement of “net assets” (which includes net assets plus any borrowings for investment purposes) discussed above may be changed by the Board without shareholder approval as long as shareholders are given 60 days notice of the change.

15

BofA Treasury Reserves

First-Tier Securities

First-tier securities are short-term debt securities that are eligible investments for money market funds. A security is considered “first-tier” because it has been given a rating in the highest short-term credit rating category by two, or in some circumstances one, nationally recognized statistical rating organization(s), or, if unrated, is considered to be of comparable quality; is a security issued by a registered investment company that is a money market fund; or is a government security.

U.S. Treasury and U.S. Government Obligations

U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. U.S. Government Obligations include obligations of certain U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that can be supported by (i) the full faith and credit of the U.S. Government, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iv) only the credit of the issuer. U.S. Government obligations include certain debt securities of eligible issuers guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program.

16

BofA Treasury Reserves

  Principal Risks

■

Investment Strategy Risk – The Advisor uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Advisor in using these strategies may not produce the returns expected by the Advisor, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

■

Market Risk – Market risk refers to the possibility that the market values of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security values may fall because of factors affecting individual companies, industries or sectors, or the markets as a whole, reducing the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities.

■

Money Market Fund Risk – An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Advisor, the Advisor’s parent (Bank of America), the FDIC or any other government agency, and it is possible to lose money by investing in the Fund. The Fund seeks to maintain a constant net asset value of $1.00 per share, but the net asset values of money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment. If the net asset value of Fund shares were to fall below $1.00 per share, there is no guarantee that the Advisor or its affiliates (including Bank of America) would protect the Fund or redeeming shareholders against a loss of principal by, for example, purchasing distressed securities from the Fund, making capital infusions into or entering into a capital support agreement with the Fund or taking other supportive actions. The credit quality of certain types of portfolio securities can change rapidly in certain types of market environments. In some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. At times of

(i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. The amount of income from portfolio securities could affect the Fund’s ability to maintain a constant net asset value of $1.00 per share and/or to pay periodic dividends and distributions to shareholders. It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.

■

Changing Distribution Levels Risk – The amount of the distributions paid by the Fund generally depends on the amount of interest and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest and/or dividends the Fund receives from its investments decline.

■

Interest Rate Risk – Debt securities are subject to interest rate risk. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares. Interest rate risk is generally greater for debt securities with longer maturities/durations.

■	Credit Risk – Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the

17

BofA Treasury Reserves

“full faith and credit” of the U.S. Government. The Fund could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.

■

U.S. Government Obligations Risk – U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Securities guaranteed by the FDIC under its Temporary Liquidity Guarantee Program are subject to certain risks. See ABOUT THE FUNDS’ INVESTMENTS – U.S. Government and Related Obligations in the SAI for more information.

■

Repurchase Agreements Risk – Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund’s income and the value of your investment in the Fund to decline.

These are summaries of the principal risks associated with the principal investment strategies of the Fund. Additional risks are associated with other permissible investments of the Fund that are described in the SAI together with further information about these principal risks. There is no assurance that the Fund will achieve its investment objective.

18

BofA Treasury Reserves

  Performance Information

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The Fund’s past performance (before or after taxes) is no guarantee of how the Fund will perform in the future.

Year by Year Total Return (%) as of December 31 Each Year*

The bar chart below shows you how the performance of the Fund’s Investor Class shares( a) has varied from year to year. These returns do not reflect deductions of sales charges, if any, paid by investors and would be lower if they did. For the Fund’s current 7-day yield, call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

*	Year-to-date return as of September 30, 2009: 0.00%

(a)

The calendar year returns shown for all periods are the returns of Investor Class shares of Columbia Treasury Reserves, the predecessor to the Fund, which was a series of Columbia Funds Series Trust (the Predecessor Fund).

Best and Worst Quarterly Returns During this Period

Best:	4th quarter 2000:	1.52%
Worst:	4th quarter 2008:	0.01%

Fund Performance

Many factors can affect a mutual fund’s performance, including, for example:

■   management of fund holdings,

■   market conditions,

■   fund expenses, and

■   flows of investment dollars into and out of the fund.

The returns for the various share classes may vary based on differences in sales charges and expenses.

19

BofA Treasury Reserves

Average Annual Total Return as of December 31, 2008

	1 year(a)	5 years(a)	Life of Fund(a)
Investor Class Shares	1.27%	2.72%	2.91%

(a)	The returns shown for all periods are the returns of Investor Class shares of the Predecessor Fund. The inception date of Investor Class shares of the Predecessor Fund was April 12, 1999.

20

BofA Treasury Reserves

  Fees and Expenses

The fee table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Additional hypothetical fee and expense information relating to Investor Class shares of the Fund can be found in Hypothetical Fees and Expenses.

Fund Expenses

In general, there are two kinds of fund expenses:

■   shareholder expenses that you pay directly (e.g., sales charges and redemption fees), and

■   annual operating expenses that are paid by the Fund and deducted from the Fund’s assets.

Annual operating expenses include:

■   management fees, which are paid out of the Fund’s assets to the Advisor and the Administrator as compensation for managing and administering the Fund’s portfolio. See Management of the Funds – Primary Service Providers for more information.

■   distribution and service fees (sometimes referred to in the industry as “Rule 12b-1 fees”), which are paid out of the Fund’s assets to compensate the Distributor and selling and/or servicing agents for the services they provide to investors in certain of the Fund’s share classes, including affiliates of Bank of America.

■   other expenses, which generally include, but are not limited to, transfer agency, custody, audit and legal fees as well as costs related to registration of Fund shares for sale and the printing and mailing of Fund documents. The specific expenses that make up the Fund’s other expenses will vary from time to time and may include expenses not described above.

Annual fund operating expenses are calculated based on actual expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage of the Fund’s average net assets during the year. The rate of annual fund operating expenses will likely vary from year to year as a result of various factors, including, for example, changes in the level of the Fund’s net assets. Although many factors can affect fund operating expenses, in general, annual fund operating expenses, as a percentage of average net assets, will increase as the Fund’s net assets decrease, and will decrease as the Fund’s net assets increase. Net expenses also may vary from year to year based on any fee waivers or expense reimbursements.

The Fund may incur significant transaction costs, such as brokerage commissions on the purchase and sale of portfolio securities, in addition to the annual Fund operating expenses disclosed in the fee table.

21

BofA Treasury Reserves

Shareholder Fees (paid directly from your investment)

Investor Class Shares
Maximum sales charge (load) imposed on purchases, as a % of offering price	N/A
Maximum deferred sales charge (load) imposed on redemptions, as a % of the lower of the original purchase price or net asset value	N/A

Annual Fund Operating Expenses (deducted from the Fund’s assets)

Investor Class Shares
Management fees(a)(b)	0.24%
Distribution and service (Rule 12b-1) fees	0.35%
Other expenses	0.01%
Total annual Fund operating expenses	0.60%
Fee waivers and/or reimbursements(c)	-0.05%
Total net expenses	0.55%

(a)	Management fees include an investment advisory fee of 0.15% and an administration fee of 0.09%.

(b)

The Fund pays an investment advisory fee of 0.15% and administration fee of 0.10% of the Fund’s average daily net assets based on Assets (as defined below) of up to $125 billion; an investment advisory fee of 0.15% and administration fee of 0.05% of the Fund’s average daily net assets based on Assets of between $125 and $175 billion; an investment advisory fee of 0.13% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of between $175 and $225 billion; and an investment advisory fee of 0.08% and administration fee of 0.02% of the Fund’s average daily net assets based on Assets of greater than $225 billion. For purposes of determining the breakpoint level, “Assets” are the sum of the net assets of BofA California Tax-Exempt Reserves, BofA Cash Reserves, BofA Connecticut Municipal Reserves, BofA Government Reserves, BofA Massachusetts Municipal Reserves, BofA Money Market Reserves, BofA Municipal Reserves, BofA New York Tax-Exempt Reserves, BofA Tax-Exempt Reserves, BofA Treasury Reserves, BofA Government Plus Reserves and BofA Daily Cash Reserves. The Advisor and Administrator have contractually agreed to limit management fees (investment advisory fees and administration fees) to an annual rate of 0.19% of average net assets through December 31, 2010.

(c)

The Advisor and/or some of the Fund’s other service providers have contractually agreed to bear a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets through December 31, 2010. The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

22

BofA Treasury Reserves

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:

■	you invest $10,000 in Investor Class shares of the Fund,

■	you reinvest all dividends and distributions in the Fund,

■	your investment has a 5% return each year, and

■	the Fund’s total annual operating expenses remain the same as shown in the table above.

Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire on December 31, 2010, they are only reflected in the 1 year example and the first year of the 3, 5 and 10 year examples.

Based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class Shares	$56	$187	$330	$745

Remember this is an example only. It is not necessarily representative of the Fund’s actual expenses in the past or future. Your actual costs could be higher or lower depending on the amount you invest and on the Fund’s actual expenses and performance.

23

Additional Fund Investment Strategies and Policies

This section describes certain strategies and policies that each Fund may utilize in pursuit of its investment objective, and describes some additional factors and risks involved with investing in the Funds.

Special Rules for Money Market Funds

Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The BofA Funds, like all money market funds:

■

generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand and interest rate reset features that reduce their maturity to 397 days or less; and

■	must maintain an average dollar-weighted maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010.

Also, the BofA Funds (except for the single state money market funds) may normally invest no more than 5% of their total assets in securities of the same issuer, other than U.S. Government securities; however, they may invest up to 25% of their total assets in first-tier securities of a single issuer for up to three business days.

Changing the Funds’ Investment Objective and Policies

Each Fund’s investment objective and certain of its investment policies can be changed without shareholder approval unless otherwise stated in this prospectus or the SAI. Shareholders vote on changes to other investment policies that are designated as fundamental in accordance with the requirements of the 1940 Act.

Investment Guidelines

As a general matter, unless otherwise noted, whenever an investment policy or limitation states a percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of the security or asset.

Lending Securities

Each Fund may lend portfolio securities to approved broker/dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. A Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral. A Fund may invest some or all of the cash collateral it receives in connection with its securities lending program in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent (or its affiliates). The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliates) and the Fund with respect to the management of such cash collateral. Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default.

Portfolio Holdings Disclosure

A description of BofA Funds’ policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. Each Fund’s complete portfolio holdings as of a month-end are disclosed approximately five business days after such month-end on the BofA Funds’ website, www.bofacapital.com. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.

In addition, more current information concerning each Fund’s portfolio holdings as of specified dates may also be disclosed on the BofA Funds’ website.

Investing Defensively

Each Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to

24

Additional Fund Investment Strategies and Policies

adverse market, economic, political or other conditions. A Fund may not achieve its investment objective while it is investing defensively.

Mailings to Households

In order to reduce shareholder expenses we may, if prior consent has been provided, mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or, if your shares are held through a financial intermediary, contact your intermediary directly.

25

Management of the Funds

Primary Service Providers

The Advisor, Administrator, and Distributor, all affiliates of Bank of America, currently provide key services to the Funds and the other BofA Funds, including investment advisory, administration, distribution, shareholder servicing and transfer agency, and are paid for providing these services. These service relationships are described below.

The Advisor

The Advisor (which is also the Administrator) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to the Funds. The Advisor is a registered investment advisor and an indirect, wholly owned subsidiary of Bank of America. In addition to serving as investment advisor to mutual funds, the Advisor acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Funds, determining what securities and other investments the Funds should buy or sell and executing the Funds’ portfolio transactions. Although the Advisor is responsible for the investment management of the Funds, the Advisor may delegate certain of its duties to one or more investment sub-advisors. The Advisor may also use the research and other expertise of its affiliates and third parties in managing the Funds’ investments.

The Funds pay the Advisor a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Advisor is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.” For the Funds’ most recent fiscal year, the amount of aggregate advisory fees paid to the Advisor by each Fund is shown in the following chart.

Annual Advisory Fee,

as a % of Average Daily Net Assets

BofA Cash Reserves	0.15%
BofA Treasury Reserves	0.15%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement with the Advisor is available in the Funds’ semi-annual reports to shareholders for the fiscal period ended February 28, 2010.

Sub-Advisor(s)

The Advisor may engage an investment sub-advisor or sub-advisors to make the day-to-day investment decisions for the Funds. The Advisor retains ultimate responsibility (subject to Board oversight) for overseeing any sub-advisor it engages and for evaluating the Funds’ needs and available sub-advisors’ skills and abilities on an ongoing basis. Based on its evaluations, the Advisor may at times recommend to the Board that the Funds change, add or terminate one or more sub-advisors; continue to retain a sub-advisor even though the sub-advisor’s ownership or corporate structure has changed; or materially change a sub-advisory agreement with a sub-advisor. Applicable law requires the Funds to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board has approved the proposed action and believes that the action is in shareholders’ best interests. The Advisor and the BofA Funds have applied for relief from the SEC to permit the Funds to act on many of the Advisor’s recommendations with approval only by the Board and not by Fund shareholders. The Advisor or the Funds would inform the Funds’ shareholders of any actions taken in reliance on this relief. Until the Advisor and the Funds obtain this relief, the Funds will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

At present, the Advisor has not engaged any investment sub-advisor for the Funds.

The Administrator

The Administrator is responsible for overseeing the administrative operations of the Funds, including the general supervision of the Funds’ operations, coordination of the Funds’ service providers, and the provision of office facilities and related clerical and administrative services.

The Funds pay the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of each Fund’s average daily net assets (based on the combined average daily net assets of the BofA Funds) and is paid monthly. The fee payable to the Administrator is described in each Fund’s table of Annual Fund Operating Expenses in a footnote to the caption “Management fees.”

26

Management of the Funds

The Distributor

Shares of the Funds are distributed by the Distributor, which is located at 100 Federal Street, Boston, MA 02110. The Distributor is a registered broker/dealer and an indirect, wholly owned subsidiary of Bank of America. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Bank of America affiliates, for selling shares and providing services to investors.

The Transfer Agent

The Transfer Agent is a registered transfer agent and its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

27

Management of the Funds

Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest

As described in Management of the Funds – Primary Service Providers, the Advisor, Administrator and Distributor, all affiliates of Bank of America, provide various services to the Funds for which they are compensated. Bank of America and its affiliates may also provide other services to the Funds and be compensated for them.

The Advisor and its affiliates may provide investment advisory and other services to other clients and customers substantially similar to those provided to the Funds. These activities, and other financial services activities of Bank of America and its affiliates (including Merrill Lynch & Co., Inc.), may present actual and potential conflicts of interest and introduce certain investment constraints.

Bank of America is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. These additional activities may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies that issue securities and other instruments, which may be bought, sold or held by the Funds.

Conflicts of interest and limitations that could affect the Funds may arise from, for example, the following:

■	compensation and other benefits received by the Advisor and other Bank of America affiliates related to the management/administration of the Funds and the sale of their shares;

■	the allocation of, and competition for, investment opportunities among the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	separate and potentially divergent management of the Funds and other funds and accounts advised/managed by the Advisor and other Bank of America affiliates;

■	regulatory and other investment restrictions on investment activities of the Advisor and other Bank of America affiliates and accounts advised/managed by them;
■	lending, investment banking and other relationships of Bank of America affiliates with companies and other entities in which the Funds invest; and

■	regulatory and other restrictions relating to the sharing of information between Bank of America and its affiliates, including the Advisor, and the Funds.

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may use the Funds and other BofA Funds as investment options. For example:

■

the BofA Funds are available as investments in connection with brokerage or other securities products offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned retail broker/dealer of Bank of America;

■	the BofA Funds are used as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management; and

■	the BofA Funds are offered as an investment option for a variety of cash “sweep” account programs offered by Bank of America and its affiliates.

The use of the BofA Funds as investment options in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest of which you should be aware. These types of conflicts of interest are highlighted in sections of account documentation and other disclosure materials relating to these products and services, as well as in the SAI.

The Advisor and Bank of America have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.

Additional information about Bank of America and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Bank of America and Affiliates – Certain Conflicts of Interest section of the SAI, which is identified by the icon. Investors in the Funds should carefully review these disclosures and consult with their financial advisor if they have any questions.

28

Management of the Funds

Certain Legal Matters

BofA Advisors, LLC and BofA Distributors, Inc. (collectively, the BofA Group) are subject to a settlement agreement with the New York Attorney General (NYAG) (the NYAG Settlement) and a settlement order with the SEC (the SEC Order) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the BofA Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the BofA Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires BofA Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the BofA Group providing services to the BofA Funds, the BofA Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (BACAP, now known as BofA Advisors, LLC) and BACAP Distributors, LLC (now known as BofA Distributors, Inc.) (collectively BAC), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the MDL). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, its Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. That stipulation was amended on February 4, 2010. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. A motion for preliminary approval of the settlement was filed with the court on April 21, 2010.

29

About Investor Class Shares

Description of the Share Class

Share Class Features

The Funds offer one class of shares in this prospectus: Investor Class shares. The Funds may also offer other classes of shares through a separate prospectus. Each share class has its own investment eligibility criteria, cost structure and other features. The following summarizes the primary features of the Investor Class shares offered by this prospectus. Contact your financial advisor or BofA Funds for more information about the Funds’ share classes and how to choose among them.

Investor Class Shares
Eligible Investors and Minimum Initial Investments(a)	Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries. The minimum initial investment amount for Investor Class shares is $25,000.
Investment Limits	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and Service Fees	0.10% distribution fee 0.25% service fee

(a)	See Buying, Selling and Exchanging Shares – Opening an Account and Placing Orders for more details on the eligible investors and investment minimums of this share class.

Selling and/or Servicing Agents The terms “selling agent” and “servicing agent” refer to the financial intermediary that employs your financial advisor. Selling and/or servicing agents include, for	example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including affiliates of Bank of America, such as Merrill Lynch, Pierce, Fenner & Smith Incorporated.

30

About Investor Class Shares

Distribution and Service Fees

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and each Fund has adopted, distribution and shareholder servicing plans which set the distribution and service fees that are periodically deducted from the Fund’s assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Because the fees are paid out of each Fund’s assets on an ongoing basis, they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The table below shows the maximum annual distribution and service fees (as an annual % of average daily net assets) and the combined amount of such fees applicable to the Funds’ Investor Class shares:

Distribution and Service (Rule 12b-1) Fees

	Distribution Fee	Service Fee	Combined Total
Investor Class	0.10%	0.25%	0.35%

The Funds will pay these fees to the Distributor and/or to eligible selling and/or servicing agents for as long as the distribution and/or shareholder servicing plans continue. BofA Funds may reduce or discontinue payments at any time. Your selling and/or servicing agent may also charge you other fees for providing services to your account, which may be different from those described here.

31

About Investor Class Shares

Financial Intermediary Compensation

The Distributor, the Advisor and/or their affiliates make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the BofA Funds. Such payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that intermediary or a negotiated lump sum payment. The Distributor, the Advisor and/or their affiliates may make payments or allow promotional incentives to broker/dealers to the extent permitted by SEC and Financial Industry Regulatory Authority rules and by other applicable laws and regulations. While the financial arrangements may vary for each intermediary, the support payments to any one intermediary are generally between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the intermediary. In addition to such support payments from the Distributor, the Advisor and/or their affiliates, financial intermediaries typically receive payments directly or indirectly from the BofA Funds.

The Distributor, the Advisor and/or their affiliates may make support payments in larger amounts or on a basis other than those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customers’ investments in the Fund.

In addition to such support payments, the Distributor, the Advisor, the transfer agent and/or their affiliates may make payments to financial intermediaries, including other Bank of America affiliates, that provide shareholder services to various clients, including, but not limited to, retirement plans and other investment programs, to compensate those intermediaries for services they provide including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Some of these service payments may be reimbursed or otherwise funded by the BofA Funds. Payments for shareholder services vary by financial intermediary.

The Fund may provide reimbursement for costs and expenses associated with a sub-transfer agent that may be engaged to provide services, including services related to maintaining assets in omnibus accounts. Any additional amounts paid to a sub-transfer agent will be borne by the Distributor, the Advisor and/or their affiliates from their own resources.

Payments made by the Distributor, the Advisor and/or their affiliates from their own resources do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Distributor, the Advisor and/or their affiliates and the support or services provided by financial intermediaries, as well as a list of the intermediaries to which the Distributor, the Advisor and/or their affiliates have agreed to make support payments in the SAI. Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representative may have a financial incentive for recommending the Fund or a particular share class over others. See Management of the Fund – Other Roles and Relationships of Bank of America and its Affiliates – Certain Conflicts of Interest for more information.

32

Buying, Selling and Exchanging Shares

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or NAV) per share for a given share class. BofA Funds calculates the net asset value per share for Investor Class shares of the Funds at the following times each business day (unless a Fund closes early):

■	9:45 a.m., 11:00 a.m., 2:30 p.m. and 5:00 p.m. Eastern time

NAV Calculation
Each of the Fund’s share classes calculates its NAV as follows:
(Value of assets of the share class)
NAV	=	– (Liabilities of the share class)
Number of outstanding shares of the class

Each Fund uses the amortized cost method to determine the value of its portfolio holdings pursuant to Rule 2a-7 under the 1940 Act. In general, each Fund values portfolio holdings at cost, with any discount or premium amortized to maturity. See the SAI for more information.

33

Buying, Selling and Exchanging Shares

Transaction Rules and Policies

You should ask your selling and/or servicing agent about its rules, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related programs or services.

Also remember that the Funds may refuse any order to buy or exchange shares. If this happens, we’ll return any money we’ve received, but no interest will be paid on that money.

Order Processing

Orders to buy, sell or exchange shares are processed on business days. Orders can be delivered by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your selling and/or servicing agent by the following times on a business day (unless a Fund closes early) will be processed as follows:

■

If your order for BofA Cash Reserves or BofA Treasury Reserves is received by 5:00 p.m. Eastern time, you will receive the net asset value per share next determined after your order is received (and in the case of purchases you’ll receive that day’s dividends).

Business Days

A business day is any day that the Federal Reserve Bank of New York and the New York Stock Exchange (NYSE) are open. In addition, the BofA Funds may elect to open on days when the Federal Reserve Bank of New York is open and the NYSE is closed. The BofA Funds reserve the right to close early on business days preceding or following national holidays, if the primary government securities dealers have closed early and/or if the Securities Industry and Financial Markets Association recommends that the securities markets close early.

In addition to weekends, the Federal Reserve Bank of New York and the NYSE are closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is also closed on Columbus Day and Veterans Day, whereas the NYSE is open. The New York Stock Exchange is also closed on Good Friday, whereas the Federal Reserve Bank of New York is open.

Although the Funds seek to maintain a constant net asset value of $1.00 per share, we can’t guarantee that any Fund will be able to do so.

“Good Form”

An order is in “good form” if the Transfer Agent or your selling and/or servicing agent has all of the information and documentation it deems necessary to effect your order. For example, when you sell shares by letter of instruction, “good form” means that your letter has (i) complete instructions and the signatures of all account owners, (ii) a Medallion signature guarantee for amounts equal to or greater than $100,000 and (iii) any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 888.331.0904 (individual investors) or 800.353.0828 (institutional investors).

Medallion Signature Guarantees

Qualified customers can obtain a Medallion signature guarantee from any financial institution – including commercial banks such as Bank of America, credit unions and broker/dealers – that participates in one of the three Medallion signature guarantee programs recognized by the SEC. These Medallion signature guarantee programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP).

Written Transactions

Once you have an account, you can communicate written buy, sell and exchange orders to the Transfer Agent at the following address: BofA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723.

Telephone Transactions

Once you have an account, you may place orders to buy, sell or exchange by telephone. To place orders by telephone, call 888.331.0904. Have your account number and taxpayer identification number (TIN) available when calling.

You can sell up to an aggregate of $100,000 of shares via the telephone in any 30-day period if you qualify for telephone orders. Wire redemptions requested via the telephone are not

34

Buying, Selling and Exchanging Shares

subject to this maximum amount. You can buy up to $100,000 of shares through your bank account as an Automated Clearing House (ACH) transaction via the telephone per day if you qualify for telephone orders.

Telephone orders may not be as secure as written orders. BofA Funds will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Funds and their agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions

Once you have an account, contact BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) for more information on account trading restrictions and the special sign-up procedures required for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you deliver through the internet. You will be required to accept the terms of an online agreement and establish and utilize a password in order to access online account services.

You can sell up to an aggregate of $100,000 of shares of a BofA Fund through the internet on a business day if you qualify for internet orders.

Customer Identification Program

Federal law requires the Funds to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals), and taxpayer or other government issued identification. If you fail to provide the requested information, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if a Fund is unable to verify your identity after your account is open, the Fund reserves the right to close your account or take other steps as deemed reasonable. The Funds shall not be held liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Cash Flows

The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Funds from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors selling Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact the Funds’ performance.

Excessive Trading Practices

Frequent purchases and sales of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as spreads paid to dealers who trade money market instruments with the Funds) and disrupting portfolio management strategies. However, the BofA Funds are designed to offer investors a liquid cash option that they may buy and sell as often as they wish. Accordingly, the Board has not adopted policies and procedures designed to discourage excessive or short-term trading of Fund shares.

Except as expressly described in this prospectus (such as minimum purchase amounts), the Funds have no limits on buy or exchange transactions. BofA Funds reserves the right, but has no obligation, to reject any buy or exchange transaction at any time. In addition, BofA Funds reserves the right to impose or modify restrictions on purchases, exchanges or trading of Fund shares at any time.

35

Buying, Selling and Exchanging Shares

Opening an Account and Placing Orders

BofA Funds encourages you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell and exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your selling and/or servicing agent. As described in Buying, Selling and Exchanging Shares – Transaction Rules and Policies, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

Buying Shares

Fund Closed

BofA Treasury Reserves is closed to purchases by both new investors and new accounts (including through exchanges) subject to the limited exceptions described below. Shareholders who had open accounts, including accounts with zero balances, with the Fund prior to January 6, 2009 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from re-registering the ownership of existing assets in the Fund. All retirement plans that are held at the plan level, and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund as of January 6, 2009, may continue to make additional investments, including from new participants.

In the event that an order to purchase shares is received by the Fund or the Transfer Agent from a new investor or new account that is not eligible to purchase shares, that order will be rejected by the Fund or the Transfer Agent and any money that the Fund or the Transfer Agent received will be returned to the investor, account or selling agent, as appropriate. Selling and servicing agents are responsible for monitoring and applying these restrictions to new accounts and new purchases by their customers.

Eligible Investors

Subject to the Fund closure described above, Investor Class shares are available on a direct basis or through certain financial institutions and intermediaries for their own accounts, and for certain client accounts. Investor Class shares may be offered by Bank of America and its affiliates and certain other financial intermediaries.

Minimum Initial Investments

The minimum initial investment for Investor Class shares is $25,000. Financial institutions or intermediaries can total the investments they make on behalf of their clients to meet the minimum initial investment amount. Client accounts for which the financial institution or intermediary no longer acts as fiduciary, agent or custodian may no longer be eligible to buy or hold Investor Class shares. The minimum initial investment for the Systematic Investment Plan is $10,000.

Minimum Additional Investments

There is no minimum additional investment for Investor Class shares.

Systematic Investment Plan

The Systematic Investment Plan allows you to make regular purchases in amounts of $50 or more via automatic transfers from your bank account to the Fund on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan.

Dividend Diversification

Generally, you may automatically invest distributions made by another BofA Fund into the same class of shares (and in some cases certain other classes of shares) of the Fund at no additional sales charge. A sales charge may apply when you invest distributions made by a BofA Fund that were not assessed a sales charge at the time of your initial purchase. Call BofA Funds at 888.331.0904 for details.

Wire Purchases

You may buy Investor Class shares of the Funds by wiring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. For purchases via Fedwire, BofA Funds must receive payment by the close of the Federal Reserve wire transfer system (typically 6:00 p.m. Eastern time) on the business day the Transfer Agent receives the order (unless the Funds close early). If we receive payment after this time, we’ll cancel the order and return any payment received for cancelled orders. We can change this time under certain circumstances (for example, when there’s

36

Buying, Selling and Exchanging Shares

more wiring activity than normal). If the Transfer Agent does not receive payment in cleared funds before this time, you will be liable for the costs incurred as a result of late or non-payment. In general, these will be overdraft charges calculated at the current federal funds rate. We have the right to sell all or part of your holding of shares in any Fund in order to meet these costs.

Electronic Funds Transfer

You may buy Investor Class shares of the Funds by electronically transferring money from your bank account to your Fund account by calling the Transfer Agent at 888.331.0904. An electronic funds transfer may take up to three business days to settle and be considered in “good form.” You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Other Purchase Rules You Should Know

■	You generally buy Investor Class shares at net asset value per share.

■	Selling and/or servicing agents are responsible for sending your buy orders to the Transfer Agent and ensuring that we receive your money on time.

■

The Funds reserve the right to cancel your order if they don’t receive payment within three business days of receiving your buy order. The Funds will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

■	Shares bought are recorded on the books of the Funds. The Funds do not issue certificates.

Selling Shares

When you sell your shares, the Fund is effectively buying them back from you. This is called a redemption.

Wire Redemptions

You may request that your Investor Class shares sale proceeds be wired to your bank account by calling the Transfer Agent at 888.331.0904. You must set up this feature prior to your request. For shares sold by Fedwire, there is generally a fee of $7.50. The receiving bank may charge an additional fee. The Transfer Agent may waive the fee for certain accounts. The minimum amount that can be redeemed by wire is $500. Requests to redeem by wire must be received in “good form” prior to close of daily trading in Fund shares.

Electronic Funds Transfer

You may sell Investor Class shares of the Funds and request that the proceeds be electronically transferred to your bank account by calling the Transfer Agent at 888.331.0904. It may take up to three business days for the sale proceeds to be received by your bank. You must set up this feature by contacting the Transfer Agent prior to your request to obtain any necessary forms.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan lets you withdraw funds from your Investor Class shares account any day of the month on a monthly, quarterly or semi-annual basis. Contact the Transfer Agent or your financial advisor to set up the plan. Your account balance generally must be at least $5,000 to set up the plan, but certain fee-based and wrap accounts are not subject to this requirement. If you set up the plan after you’ve opened your account, your signature must be Medallion guaranteed.

You can choose to receive your withdrawals via check or direct deposit into your bank account. You can cancel the plan by giving BofA Funds 30 days notice in writing or by calling the Transfer Agent at 888.331.0904. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually use up your original investment.

Checkwriting Service

You can withdraw money from the Funds using BofA Funds’ free checkwriting service. Contact BofA Funds at 888.331.0904 or your financial advisor to set up the service. Each check you write must be for a minimum of $250. You can only use checks to make partial withdrawals; you can’t use a check to make a full withdrawal of the shares you hold in a Fund. Shares you sell by writing a check are eligible to receive distributions up to the day the Funds’ custodian receives the check for payment. BofA Funds can change or cancel the service by giving you 30 days notice in writing.

Other Redemption Rules You Should Know

■	If you sell your shares directly through BofA Funds, we will normally send the sale proceeds by mail or electronically

37

Buying, Selling and Exchanging Shares

transfer them to your bank account within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you sell your shares through a selling agent, BofA Funds will normally send the sale proceeds by Fedwire within three business days after the Transfer Agent or your selling and/or servicing agent receives your order in “good form.”

■

If you paid for your shares by check or from your bank account as an Automated Clearing House (ACH) transaction, BofA Funds will hold the sale proceeds when you sell those shares for up to 10 days after the trade date of the purchase.

■	No interest will be paid on uncashed redemption checks.

■

BofA Funds can delay payment of sale proceeds for up to seven days and may suspend redemptions and/or postpone payment of sale proceeds for more than seven days when the NYSE is closed during emergency circumstances as determined by the SEC or, under certain limited circumstances, in connection with the liquidation of the Fund.

■	Other restrictions may apply to retirement accounts. For information about these restrictions, contact your retirement plan administrator.

Exchanging Shares

You can generally sell shares of the Funds to buy shares of another BofA Fund, in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective and principal investment strategies of, the BofA Fund into which you are exchanging.

Systematic Exchanges

You may buy Investor Class shares of the Funds by exchanging $100 or more each month from another BofA Fund for shares of the same class of the Fund at no additional cost. Contact the Transfer Agent or your financial advisor to set up the plan. If you set up your plan to exchange more than $100,000 each month, you must have your signature Medallion guaranteed.

Exchanges will continue as long as your balance is sufficient to complete the systematic monthly transfers. You may terminate the program or change the amount you would like to exchange (subject to the $100 minimum) by calling BofA Funds at 888.331.0904. A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

The rules described below for making exchanges apply to systematic exchanges.

Other Exchange Rules You Should Know

■	You can generally make exchanges between like share classes of any BofA Fund. Some exceptions apply.

■	The rules for buying shares of a BofA Fund generally apply to exchanges into that Fund.

■	Exchanges are made at net asset value.

■	A sales charge may apply when you exchange shares of a BofA Fund that were not assessed a sales charge at the time of your initial purchase.

■	You may make exchanges only into a BofA Fund that is legally offered and sold in your state of residence.

■	You generally may make an exchange only into a BofA Fund that is accepting investments.

■	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

■	Fund shares are no longer exchangeable for shares of any long-term funds that were previously distributed by the Distributor or its predecessors.

Same-Fund Exchange Privilege for Class Z Shares

Certain shareholders invested in a class of shares other than Class Z may become eligible to invest in Class Z shares. Upon a determination of such eligibility, any such shareholders will be eligible to exchange their shares for Class Z shares of the same fund, if offered. No sales charges or other charges will apply to any such exchange. Ordinarily, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their selling and/or servicing agents to learn more about the details of the Class Z shares exchange privilege.

38

Distributions and Taxes

Distributions to Shareholders

A mutual fund can make money two ways:

■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.

■

A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than it originally paid. Capital gains are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term gains) or more than one year (long-term gains).

Distributions

Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund’s distributed income, including capital gains.

Reinvesting your distributions buys you more shares of a fund – which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you’ll earn more money if you reinvest your distributions rather than receive them in cash.

Each Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Funds generally intend to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Funds will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule

Declarations	daily
Distributions	monthly

The Funds may, however, pay distributions of net investment income more frequently.

Different share classes of the Funds usually pay different net investment income distribution amounts, because each class has different expenses.

The Funds generally pay cash distributions within five business days after the end of the month in which the distribution was declared. If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

Each Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash. You can do this by writing BofA Funds at the address on the back cover, or by calling us at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors). No sales charges apply to the purchase or sale of such shares.

Distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

If you buy shares of a Fund when it holds securities with unrealized capital gain, you may, in effect, receive part of your purchase price back if and when the Fund sells those securities and distributes any net realized gain. Any such distribution is generally subject to tax. However, the Funds do not generally expect to have material amounts of unrealized capital gain. If you buy shares of a Fund when it has capital loss carryforwards, the Fund may have the ability to offset capital gains realized by the Fund that otherwise would have been distributed to shareholders with such carryforwards, although capital loss carryforwards generally expire after eight taxable years and may be subject to substantial limitations. However, the Funds do not generally expect to have material amounts of such carryforwards.

39

Distributions and Taxes

Taxes and Your Investment

The Funds will send you a statement each year showing how much you’ve received in distributions in the prior year and the distributions’ character for federal income tax purposes. Each Fund, except BofA California Tax-Exempt Reserves, BofA Municipal Reserves and BofA Tax-Exempt Reserves, expects that distributions will consist primarily of ordinary income. In addition, you should be aware of the following:

■

Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation, and, consequently, a reduction in income available for distribution to you.

■	To the extent distributions are taxable, such distributions generally are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Funds.

■

For each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities generally are intended not to be subject to federal income tax, but may be subject to state and local income and other taxes, as well as federal and state alternative minimum tax. For each of BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves, distributions of net interest income from tax-exempt securities of the corresponding state and its subdivisions generally also are intended not to be subject to the corresponding state’s individual income tax.

■

Each of BofA Municipal Reserves, BofA Tax-Exempt Reserves, BofA California Tax-Exempt Reserves, BofA Connecticut Municipal Reserves, BofA Massachusetts Municipal Reserves, and BofA New York Tax-Exempt Reserves may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Distributions by these Funds of this income generally are taxable to you as ordinary income.

Distributions of gains realized by these Funds, including those generated from the sale or exchange of tax-exempt securities, generally also are taxable to you.

■

Distributions of the Funds’ ordinary income (to the extent taxable) and net short-term capital gain, if any, generally are taxable to you as ordinary income. Distributions of the Funds’ net long-term capital gain, if any, generally are taxable to you as long-term capital gain. Whether capital gains are long-term or short-term is determined by how long a Fund has owned the investments that generated them, rather than how long you have owned your shares.

■

For taxable years beginning on or before December 31, 2010, if you are an individual and you meet certain holding period and other requirements for your Fund shares, a portion of your distributions may be treated as “qualified dividend income” taxable at lower net long-term capital gain rates. It is currently unclear whether Congress will extend this provision to taxable years beginning after December 31, 2010. Qualified dividend income is income attributable to a Fund’s dividends received from certain U.S. and foreign corporations, as long as the Fund meets certain holding period and other requirements for the stock producing such dividends. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

■

For taxable years beginning on or before December 31, 2010, the maximum individual federal income tax rate on net long-term capital gain (and thus qualified dividend income) has been temporarily reduced to 15%. It is currently unclear whether Congress will extend this rate reduction to taxable years beginning after December 31, 2010.

■	As long as each Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Funds.

■

Each Fund is required by federal law to withhold tax on any taxable and possibly tax-exempt distributions and sale proceeds paid to you (including amounts paid to you in securities and amounts deemed to be paid to you upon an exchange of shares) if: you haven’t provided a correct taxpayer identification number (TIN) or haven’t certified to the Fund that withholding doesn’t apply; the Internal Revenue Service (IRS) has notified us that the TIN listed on

40

Distributions and Taxes

your account is incorrect according to its records; or the IRS informs the Fund that you are otherwise subject to backup withholding.

Taxes

The information provided above is only a summary of how U.S. federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. Your investment in the Funds may have other tax implications.

It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA.

You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Funds, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.

41

Financial Highlights

The financial highlights tables are designed to help you understand how each Fund has performed for the past five full fiscal years, or if shorter, the Fund’s period of operations. Certain information reflects financial results for a single Fund share. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Each Fund is newly formed. On December 31, 2009, pursuant to a reorganization, each Fund acquired all assets and assumed all liabilities of its Predecessor Fund, which was a series of Columbia Funds Series Trust (CFST). The financial information presented in the financial highlights tables below for periods prior to and including August 31, 2009 represents that of each Fund’s Predecessor Fund and class that was a series of CFST.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report, along with the predecessor fund’s financial statements, is included in the predecessor fund’s annual report. The independent registered public accounting firm’s report and the Funds’ financial statements are also incorporated by reference into the SAI.

BofA Cash Reserves* – Investor Class Shares

	Year Ended August 31, 2009		Year Ended August 31, 2008		Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.01		0.03		0.05	0.02		0.03	0.01
Net Realized and Unrealized Loss on Investments and Capital Support Agreement	—	(b)	—	(b)	—	—		—	—
Total from Investment Operations	0.01		0.03		0.05	0.02		0.03	0.01
Less Distributions to Shareholders:
From Net Investment Income	(0.01)		(0.03)		(0.05)	(0.02)		(0.03)	(0.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00
Total Return(c)(d)	0.81	%(e)	3.36	%(e)	4.93%	1.93	%(f)	3.26%	1.23%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(g)	0.59%		0.55%		0.55%	0.55	%(h)	0.55%	0.55%
Waiver/Reimbursement	0.07%		0.05%		0.06%	0.06	%(h)	0.07%	0.07%
Net Investment Income(g)	0.91%		3.43%		4.82%	4.57	%(h)	3.18%	1.18%
Net Assets, End of Period (000s)	$380,937		$696,449		$1,111,861	$1,406,932		$1,659,521	$1,814,403

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Cash Reserves to BofA Cash Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Rounds to less than $0.01 per share.

(c)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)

Had affiliates of the investment advisor not reimbursed the Fund for realized losses on securities and not provided capital support, total return at August 31, 2009 and August 31, 2008 would have been (1.43)% and 2.37%, respectively.

(f)	Not annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

42

Financial Highlights

BofA Treasury Reserves* – Investor Class Shares

	Year Ended August 31, 2009	Year Ended August 31, 2008	Year Ended August 31, 2007	Period Ended August 31, 2006(a)		Year Ended March 31, 2006	Year Ended March 31, 2005
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.0010	0.0247	0.0468	0.0188		0.0310	0.0109
Less Distributions to Shareholders:
From Net Investment Income	(0.0010)	(0.0247)	(0.0468)	(0.0188)		(0.0310)	(0.0109)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return(b)(c)	0.10%	2.50%	4.78%	1.89	%(d)	3.14%	1.10%
Ratios to Average Net Assets/Supplemental Data:
Net Expenses(e)	0.32%	0.55%	0.55%	0.55	%(f)	0.55%	0.55%
Waiver/Reimbursement	0.28%	0.05%	0.06%	0.06	%(f)	0.06%	0.07%
Net Investment Income(e)	0.11%	2.42%	4.68%	4.49	%(f)	3.05%	1.02%
Net Assets, End of Period (000s)	$79,399	$234,962	$219,797	$180,073		$230,999	$368,396

*	Effective on or about May 1, 2010, the Fund’s name changed from Columbia Treasury Reserves to BofA Treasury Reserves.

(a)	The Fund changed its fiscal year end from March 31 to August 31.

(b)	Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

43

Hypothetical Fees and Expenses

The following supplemental hypothetical investment information provides additional information about the effect of the fees and expenses of each Fund, including investment advisory fees and other Fund costs, on each Fund’s returns over a 10-year period. The charts show the estimated fees and expenses that would be charged on a hypothetical investment of $10,000 in Investor Class shares of each Fund, assuming a 5% return each year, the cumulative return after fees and expenses and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested. The annual expense ratios used for the share class, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. Your actual costs may be higher or lower.

BofA Cash Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$56.22
2	10.25%	0.60%	9.05%	$10,904.58	$64.05
3	15.76%	0.60%	13.84%	$11,384.38	$66.87
4	21.55%	0.60%	18.85%	$11,885.29	$69.81
5	27.63%	0.60%	24.08%	$12,408.25	$72.88
6	34.01%	0.60%	29.54%	$12,954.21	$76.09
7	40.71%	0.60%	35.24%	$13,524.20	$79.44
8	47.75%	0.60%	41.19%	$14,119.26	$82.93
9	55.13%	0.60%	47.41%	$14,740.51	$86.58
10	62.89%	0.60%	53.89%	$15,389.09	$90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

44

Hypothetical Fees and Expenses

BofA Treasury Reserves – Investor Class Shares

Maximum Initial Sales Charge 0.00%		Initial Hypothetical Investment Amount $10,000.00		Assumed Rate of Return 5%
Year	Cumulative Return Before Fees and Expenses	Annual Expense Ratio	Cumulative Return After Fees and Expenses	Hypothetical Year-End Balance After Fees and Expenses	Annual Fees and Expenses(a)
1	5.00%	0.55%	4.45%	$10,445.00	$ 56.22
2	10.25%	0.60%	9.05%	$10,904.58	$ 64.05
3	15.76%	0.60%	13.84%	$11,384.38	$ 66.87
4	21.55%	0.60%	18.85%	$11,885.29	$ 69.81
5	27.63%	0.60%	24.08%	$12,408.25	$ 72.88
6	34.01%	0.60%	29.54%	$12,954.21	$ 76.09
7	40.71%	0.60%	35.24%	$13,524.20	$ 79.44
8	47.75%	0.60%	41.19%	$14,119.26	$ 82.93
9	55.13%	0.60%	47.41%	$14,740.51	$ 86.58
10	62.89%	0.60%	53.89%	$15,389.09	$ 90.39
Total Gain After Fees and Expenses				$5,389.09
Total Annual Fees and Expenses Paid					$745.26

(a)	Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

45

Notes

46

Notes

47

BofA Funds

Prospectus, January 1, 2010, as revised May 1, 2010

For More Information

You’ll find more information about the BofA Funds and the other BofA Funds in the documents described below. Contact BofA Funds as follows to obtain these documents free of charge, to request other information about the Funds and to make shareholder inquiries:

By Mail: BofA Funds

c/o Boston Financial Data Services, Inc.

P.O. Box 8723 Boston, MA 02266-8723

By Telephone: 888.331.0904 (individual investors) or 800.353.0828 (institutional investors)

Online: www.bofacapital.com

Annual and Semi-Annual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Shareholder Communications with the Board

The Funds’ Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the BofA Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Statement of Additional Information

The SAI provides more detailed information about the Funds and their policies. The SAI is legally part of this prospectus (incorporated by reference). A copy has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

The investment company registration number of BofA Funds Series Trust, of which the Funds are series, is 811-22357.

© 2010 Bank of America Corporation. All rights reserved.

100 Federal Street, Boston, MA 02110

888.331.0904 www.bofacapital.com

INT-36/43124-0510

BofA FUNDS SERIES TRUST

Class A Shares, Class B Shares, Class C Shares, Daily Class

    Shares, Class Z Shares, Marsico Shares, G-Trust Shares,

    Retail A Shares, Adviser Class Shares, Capital Class Shares,

    Institutional Class Shares, Investor Class Shares, Liquidity

    Class Shares and Trust Class Shares

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2010, as revised May 1, 2010

Money Market Funds
BofA California Tax-Exempt Reserves
BofA Cash Reserves
BofA Connecticut Municipal Reserves
BofA Daily Cash Reserves
BofA Government Plus Reserves
BofA Government Reserves
BofA Massachusetts Municipal Reserves
BofA Money Market Reserves
BofA Municipal Reserves
BofA New York Tax-Exempt Reserves
BofA Tax-Exempt Reserves
BofA Treasury Reserves

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with the Funds’ prospectuses dated January 1, 2010, as revised May 1, 2010. The most recent annual reports for the predecessor portfolios of the Funds, all of which were series of Columbia Funds Series Trust (the CFST Predecessor Funds), which include the CFST Predecessor Funds’ audited financial statements dated August 31, 2009, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and the CFST Predecessor Funds’ annual and semi-annual reports may be obtained without charge by writing Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723, by calling BofA Funds at 888.331.0904 or by visiting the BofA Funds’ website at www.bofacapital.com.

INT-39/42904-0510

1

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.bofacapital.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor, investment sub-advisor(s) (if any) and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	BofA Advisors, LLC

Advisor	BofA Advisors, LLC

AMEX	American Stock Exchange

BAI	Banc of America Investment Services, Inc.

BANA	Bank of America, National Association

BAS	Banc of America Securities LLC

Bank of America	Bank of America Corporation

2

Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

BofA Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor, as that term is defined under Item 17 of Form N-1A

BofA Funds or BofA Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor

California Tax-Exempt Reserves	BofA California Tax-Exempt Reserves

Cash Reserves	BofA Cash Reserves

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Codes of Ethics	The codes of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Connecticut Municipal Reserves	BofA Connecticut Municipal Reserves

Daily Cash Reserves	BofA Daily Cash Reserves

Custodian or State Street	State Street Bank and Trust Company

Distributor	BofA Distributors, Inc.

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

FHLMC	Federal Home Loan Mortgage Corporation

Fitch	Fitch Investors Service, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Government Reserves	BofA Government Reserves

Government Plus Reserves	BofA Government Plus Reserves

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” of the Funds as defined in the 1940 Act

Interested Trustee	The Trustee of the Board who is an “interested person” of the Funds as defined in the 1940 Act

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Glossary

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	BofA Massachusetts Municipal Reserves

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the BofA Funds Family

Money Market Reserves	BofA Money Market Reserves

Moody’s	Moody’s Investors Service, Inc.

Municipal Reserves	BofA Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

New York Tax-Exempt Reserves	BofA New York Tax-Exempt Reserves

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

Principal Underwriter	BofA Distributors, Inc.

REIT	Real estate investment trust

REMIC	Real Estate Mortgage Investment Conduit

RIC	A “regulated investment company,” as such term is used in the Internal Revenue Code of 1986, as amended

S&P	Standard & Poor’s Corporation (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The BofA Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the BofA Funds).

SAI	This Statement of Additional Information

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

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Glossary

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	BofA Tax-Exempt Reserves

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Boston Financial Data Services, Inc.

Transfer Agent	Boston Financial Data Services, Inc.

Treasury Reserves	BofA Treasury Reserves

The Trust or BFST	BofA Funds Series Trust, the registered investment company in the BofA Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

5

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the BofA Funds Family. The Trust was organized as a Delaware statutory trust on November 19, 2009. On December 31, 2009 (the Reorganization Date), each of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Daily Cash Reserves, Government Reserves, Government Plus Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves acquired all assets and assumed all liabilities of, respectively, its corresponding CFST Predecessor Fund. For periods prior to and including August 31, 2009, the performance and financial information shown for each Fund is the performance and financial information of the corresponding CFST Predecessor Fund. The Funds commenced operations on the Reorganization Date.

On or about May 1, 2010, the names of the Funds were changed as follows: Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves, Columbia Cash Reserves to BofA Cash Reserves, Columbia Daily Cash Reserves to BofA Daily Cash Reserves, Columbia Government Reserves to BofA Government Reserves, Columbia Money Market Reserves to BofA Money Market Reserves, Columbia Municipal Reserves to BofA Municipal Reserves, Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves, Columbia Treasury Reserves to BofA Treasury Reserves, Columbia Government Plus Reserves to BofA Government Plus Reserves, Columbia Connecticut Municipal Reserves to BofA Connecticut Municipal Reserves, and Columbia Massachusetts Municipal Reserves to BofA Massachusetts Municipal Reserves.

Columbia Funds Series Trust, of which each CFST Predecessor Fund was a series (the CFST Predecessor Trust), was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the CFST Predecessor Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust (CFST).

On or about that same day, the names of certain of the CFST Predecessor Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). Prior to November 23, 2005 (the Reorganization Date), Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The information provided for Connecticut Municipal Reserves and Massachusetts Municipal Reserves in this SAI for periods prior to the Reorganization Date relates to corresponding series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the Funds, as applicable.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund
Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund
Government Plus Reserves	Galaxy Institutional Government Money Market Fund Galaxy Government Money Market Fund

Each of the Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York

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Tax-Exempt Reserves, is an open-end diversified management investment company. Each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves is an open-end non-diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

Prior to August 2006, California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves had a fiscal year end of March 31st. Prior to August 2006, Connecticut Municipal Reserves and Massachusetts Municipal Reserves had a fiscal year end of May 31st. Prior to August 2006, Government Plus Reserves had a fiscal year end of October 31st.

Prior to April 2009, Daily Cash Reserves had a fiscal year end of March 31st. On May 5, 2008 (the Daily Cash Reorganization Date), Daily Cash Reserves acquired all assets and assumed all liabilities of Money Fund, a series of Excelsior Funds, Inc. (the Excelsior Predecessor Fund) pursuant to a reorganization, and the performance and financial information of the Excelsior Predecessor Fund became the performance and financial information for Daily Cash Reserves. As a result, the information provided for Daily Cash Reserves in this SAI for periods prior to the Daily Cash Reorganization Date relates to the Excelsior Predecessor Fund. Daily Cash Reserves commenced operations on May 5, 2008.

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ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Accordingly, a Fund’s actual portfolio holdings may, from time to time, exceed such percentage limitations or standards. Borrowings and other instruments that may give rise to leverage and the restriction on investing in illiquid securities are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or

8

any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•	Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•	Tax-Exempt Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax.

•

California Tax-Exempt Reserves and New York Tax-Exempt Reserves will each invest at least 80% of its assets in securities that pay interest exempt from federal income tax and such state’s individual income tax.

•

Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax (“Massachusetts Municipal Securities”).

•

Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 10% of its net assets in illiquid securities. Except for Daily Cash Reserves, each Fund may acquire illiquid securities in a reorganization transaction involving another registered investment company, provided such transaction does not result in a material increase in the percentage of its assets that is illiquid.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

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4.	California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Exemptive Orders

In addition to the policies outlined above, the BofA Funds Family has received the following exemptive orders from the SEC which enable the Funds to participate in certain transactions beyond the investment limitations described above or described in otherwise applicable restrictions:

1.	Pursuant to an exemptive order dated October 5, 1993, all current and future Funds advised by the Advisor may, subject to certain conditions, pool their uninvested cash balances in one or more joint accounts and use the daily balance of such accounts to enter into repurchase agreements, including the condition that such agreements have a maturity of not more than seven days.

2.	Pursuant to an exemptive order dated September 5, 2003, each Fund may, subject to certain conditions, borrow money from other Funds in the BofA Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are money market funds, each Fund’s investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

Temporary Defensive Positions

A Fund may temporarily hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

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Permissible Fund Investments

Investment Type	California Tax-Exempt Reserves	Cash Reserves	Connecticut Municipal Reserves	Daily Cash Reserves	Government Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Money Market Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities		✓		✓				✓

Bank Obligations (Domestic and Foreign)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Debt Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Derivatives	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Index or Linked Securities (Structured Products)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Foreign Securities		✓		✓				✓

Guaranteed Investment Contracts (Funding Agreements)	✓	✓	✓	✓			✓	✓	✓	✓	✓

Illiquid Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Money Market Instruments	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Mortgage-Backed Securities		✓		✓	✓	✓		✓

Municipal Securities	✓	✓	✓	✓			✓	✓	✓	✓	✓

Participation Interests	✓	✓	✓	✓			✓	✓	✓	✓	✓

Private Placement and Other Restricted Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Stripped Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

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Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker’s acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued

12

by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the Federal Deposit Insurance Corporation (FDIC) up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participation and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade, may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. At the time of purchase, a Fund, as a money market fund, generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds’ procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

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Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative

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itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund, as a money market fund, may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal

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that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

As money market funds, Cash Reserves’, Daily Cash Reserves’ and Money Market Reserves’ investments in foreign securities include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer

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of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

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Illiquid Securities

Illiquid securities are defined by a Fund consistent with SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. Each Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 10% of its net assets in illiquid securities. Each Fund’s compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in a Fund exceeding the percentage limitation described above.

The degree of liquidity of any portfolio security held by a Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in a Fund’s portfolio also may impact the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the prospectuses. In addition, large redemptions may cause the percentage of illiquid securities to increase if a Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated BofA Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

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Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed- variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a

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temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal

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securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

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Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

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Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to

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applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

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U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S depository institutions insured by the Federal Deposit Insurance Corporation (FDIC) (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain whether the secondary market for such securities will continue to be liquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a

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loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund’s portfolios.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and

26

regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

As noted above under the heading About the Funds’ Investments — Exemptive Orders, pursuant to an exemptive order from the SEC, a Fund may, subject to certain conditions, borrow money from other funds in the BofA Funds Family for temporary emergency purposes in order to facilitate redemption requests, or for other purposes consistent with Fund investment policies and restrictions. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by a Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. A Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

A Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. A Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and a Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the BofA Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the BofA Funds’ portfolio securities is in the best interests of BofA Fund shareholders and to address conflicts between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other. These policies and procedures provide that BofA Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the BofA Funds’ website, if applicable, or (ii) the time a BofA Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board

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is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the BofA Funds’ other service providers from entering into any agreement to disclose BofA Fund portfolio holdings information in exchange for any form of consideration. These policies and procedures apply to all categories of BofA Funds and include some variations tailored to the different categories of BofA Funds. Accordingly, some of the provisions described below do not apply to the BofA Fund(s) covered by this SAI. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The BofA Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the BofA Funds’ website. This information is available on the BofA Funds’ website as described below.

•	For the BofA Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end.

The Advisor may also disclose more current portfolio holdings information as of specified dates on the BofA Funds’ website.

The scope of the information that is made available on the BofA Funds’ website pursuant to the BofA Funds policies relating to a BofA Fund’s portfolio may change from time to time without prior notice.

The BofA Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each BofA Fund’s fiscal year). Shareholders may obtain each BofA Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the BofA Funds’ website. In addition, each BofA Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 800.SEC.0330 for information about the SEC’s website or the operation of the public reference room.

The BofA Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the BofA Funds’ website or no earlier than the time a BofA Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The BofA Funds’ policies and procedures provide that no disclosures of the BofA Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the BofA Funds have a legitimate business purpose for making such disclosure, (ii) the BofA Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

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In addition, the BofA Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the BofA Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each BofA Fund’s sub-advisor(s) (if any), the BofA Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain BofA Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the BofA Funds. The BofA Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the BofA Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The BofA Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the BofA Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain Funds.	Weekly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Malaspina Communications	None	Use to facilitate writing, publishing and mailing BofA Fund shareholder reports and communications including shareholder letter and management’s discussion of BofA Fund performance.	Quarterly

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

RR Donnelley/WE Andrews	None	Access as printers for the BofA Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Monthly

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Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Merrill Corporation	None	Use to provide fulfillment of the BofA Funds’ prospectuses, supplements, SAIs and sales materials.	Monthly

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Funds.	Monthly

Bowne & Co.	None	Use for printing of the following materials: prospectuses, supplements and SAIs.	Monthly/quarterly

Bloomberg	None	Use for portfolio analytics.	Daily

Barclays Point	None	Use for analytics including risk and attribution assessment.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Real time

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Daily

Morningstar, Inc.	None	Use for independent research and ranking of BofA Funds.	Daily

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INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of BofA Global Capital Management Group, LLC (“BofA Global Capital Management”), which is an asset management division of Bank of America. The Advisor and BofA Global Capital Management are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to a Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the BofA Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Daily Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves and Government Plus Reserves. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor received fees from the Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods.

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Advisory Fees Paid by the Funds
Fund	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Advisory Fee Paid	$6,700,793	$7,076,887	$5,627,435
Amount Waived by the Advisor	$0	$0	$553,487
Amount Reimbursed by the Advisor	$61,081	$13,835	$586,811
Cash Reserves
Advisory Fee Paid	$65,299,751	$88,024,235	$92,886,275
Amount Waived by the Advisor	$0	$0	$9,223,455
Amount Reimbursed by the Advisor	$1,524,371	$0	$12,031,372
Government Reserves
Advisory Fee Paid	$43,240,374	$21,224,253	$8,413,337
Amount Waived by the Advisor	$0	$0	$826,182
Amount Reimbursed by the Advisor	$0	$0	$1,167,949
Money Market Reserves
Advisory Fee Paid	$29,174,371	$35,231,239	$32,291,738
Amount Waived by the Advisor	$0	$0	$3,171,510
Amount Reimbursed by the Advisor	$0	$0	$2,782,982
Municipal Reserves
Advisory Fee Paid	$11,911,553	$12,006,424	$12,229,146
Amount Waived by the Advisor	$0	$0	$1,186,193
Amount Reimbursed by the Advisor	$98,347	$0	$1,291,199
New York Tax-Exempt Reserves
Advisory Fee Paid	$1,812,227	$1,133,770	$515,431
Amount Waived by the Advisor	$0	$0	—
Amount Reimbursed by the Advisor	$207,451	$215,235	$273,163
Tax-Exempt Reserves
Advisory Fee Paid	$18,652,971	$13,223,846	$7,520,986
Amount Waived by the Advisor	$0	$0	$707,704
Amount Reimbursed by the Advisor	$0	$168,134	$849,141
Treasury Reserves
Advisory Fee Paid	$40,223,182	$40,369,956	$23,554,296
Amount Waived by the Advisor	$0	$0	$2,224,697
Amount Reimbursed by the Advisor	$0	$0	$1,843,356
Connecticut Municipal Reserves
Advisory Fee Paid	$536,296	$456,795	$254,216
Amount Waived by the Advisor	$0	$0	$22,611
Amount Reimbursed by the Advisor	$168,488	$163,478	$277,876
Massachusetts Municipal Reserves
Advisory Fee Paid	$732,824	$666,580	$424,398
Amount Waived by the Advisor	$0	$0	$39,516
Amount Reimbursed by the Advisor	$178,302	$128,097	$285,852
Government Plus Reserves
Advisory Fee Paid	$3,796,096	$1,934,945	$1,199,450
Amount Waived by the Advisor	$843,319	$565,690	$510,221
Amount Reimbursed by the Advisor	$0	$0	$141,113

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Fund	Fiscal Period Ended August 31, 2009	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Daily Cash Reserves
Advisory Fee Paid	$592,891	$2,155,418	$2,965,337	$3,375,831
Amount Waived/Reimbursed by the Advisor	$561,064	$1,372,984	$964,785	$1,811,067

The Administrator

BofA Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Effective May 1, 2010, the Trust entered into the amended and restated Administration Agreement with the Administrator. Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third-party service providers; (vi) maintain certain books and records of each Fund; and (vii) provide certain pricing and bookkeeping services to the Funds. Prior to entering into the Administration Agreement, the Administrator provided such administrative services, excluding pricing and bookkeeping services, pursuant to an administration agreement dated December 31, 2009. Prior to that date, the Administrator provided similar administrative services, excluding pricing and bookkeeping services, pursuant to an administration agreement dated December 1, 2005.

The Administration retains State Street as the Funds’ sub-administrator. State Street assists the Administrator in carrying out its duties.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in each Fund’s prospectuses.

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods.

Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Administration Fee Paid	$3,922,026	$4,242,612	$3,751,623
Amount Waived/Reimbursed by the Administrator	$2,275,525	$2,499,738	$1,143,995
Cash Reserves
Administration Fee Paid	$39,603,778	$54,813,433	$61,924,183
Amount Waived/Reimbursed by the Administrator	$22,327,947	$31,484,601	$18,707,325
Government Reserves
Administration Fee Paid	$26,123,253	$12,915,837	$5,608,891
Amount Waived/Reimbursed by the Administrator	$14,732,652	$7,400,332	$1,713,113
Money Market Reserves
Administration Fee Paid	$17,226,607	$21,875,933	$21,527,826
Amount Waived/Reimbursed by the Administrator	$9,587,710	$12,625,233	$6,573,613
Municipal Reserves
Administration Fee Paid	$7,128,228	$7,345,507	$8,152,764
Amount Waived/Reimbursed by the Administrator	$4,092,245	$4,288,091	$2,519,246

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Administration Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
New York Tax-Exempt Reserves
Administration Fee Paid	$962,417	$571,517	$343,621
Amount Waived/Reimbursed by the Administrator	$619,348	$390,428	$110,483
Tax-Exempt Reserves
Administration Fee Paid	$11,225,642	$8,068,939	$5,013,991
Amount Waived/Reimbursed by the Administrator	$6,391,951	$4,686,877	$1,592,981
Treasury Reserves
Administration Fee Paid	$24,241,655	$24,921,739	$15,702,864
Amount Waived/Reimbursed by the Administrator	$15,343,681	$14,300,715	$4,972,273
Connecticut Municipal Reserves
Administration Fee Paid	$236,193	$195,053	$169,477
Amount Waived/Reimbursed by the Administrator	$183,544	$161,217	$56,470
Massachusetts Municipal Reserves
Administration Fee Paid	$337,378	$302,181	$282,932
Amount Waived/Reimbursed by the Administrator	$252,919	$233,380	$90,741
Government Plus Reserves
Administration Fee Paid	$1,100,211	$437,499	$401,904
Amount Waived/Reimbursed by the Administrator	$817,571	$391,581	$149,356

Fund	Fiscal Period Ended August 31, 2009	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Daily Cash Reserves
Administration Fee Paid	$304,330	$1,158,815	$1,706,133	$2,037,855
Amount Waived by the Administrator	$53,159	$431,088	$445,518	$10,503

Pricing and Bookkeeping Services

As further described below, State Street was responsible for providing certain pricing and bookkeeping services to the Funds, which are now covered under the Administration Agreement. The Advisor is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective May 1, 2010, the Trust entered into an amended and restated Financial Reporting Services Agreement with State Street Bank and Trust Company and the Advisor (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective May 1, 2010, the Trust entered into an amended and restated Accounting Services Agreement with State Street and the Advisor (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Prior to May 1, 2010, State Street provided financial reporting services and accounting services to the Funds pursuant to a financial reporting services agreement and an accounting services agreement, respectively, each of

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which took effect on December 31, 2009. Prior to December 31, 2009, State Street provided financial reporting services and accounting services to the Funds pursuant to a financial reporting services agreement and an accounting services agreement, respectively, each of which took effect on December 15, 2006. These sets of previous agreements contained the same financial terms as the current State Street Agreements.

Prior to May 1, 2010, the Funds had entered into a separate Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Advisor effective December 31, 2009. Under the Services Agreement, the Advisor provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Advisor for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by the Advisor in the performance of services under the Services Agreement. Prior to December 31, 2009, the Advisor provided similar services pursuant to a pricing and bookkeeping agreement effective December 15, 2006. Prior to January 1, 2008, the Funds also reimbursed the Advisor for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

As of May 1, 2010, the Services Agreement was terminated. The pricing and bookkeeping services that were provided under the Services Agreement are now being provided through the Administration Agreement.

Pricing and Bookkeeping Fees Paid

The Advisor and State Street received fees from the Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Advisor for the three most recently completed fiscal periods.

Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
California Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$4,297	$63,273
Amount Paid to State Street	$117,729	$208,557	$105,330
Cash Reserves
Amount Paid to the Advisor	$140,000	$4,297	$63,273
Amount Paid to State Street	$117,522	$200,958	$117,533
Government Reserves
Amount Paid to the Advisor	$140,000	$4,297	$63,273
Amount Paid to State Street	$52,126	$174,779	$102,608
Money Market Reserves
Amount Paid to the Advisor	$140,000	$4,297	$63,273
Amount Paid to State Street	$93,944	$178,101	$110,554
Municipal Reserves
Amount Paid to the Advisor	$140,000	$4,297	$63,273
Amount Paid to State Street	$171,131	$285,097	$120,487
New York Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$4,297	$45,455
Amount Paid to State Street	$66,687	$157,615	$65,239
Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$4,297	$63,273
Amount Paid to State Street	$292,598	$299,927	$112,224

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Pricing and Bookkeeping Fees Paid by the Funds

Fund	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2007
Treasury Reserves
Amount Paid to the Advisor	$140,000	$4,297	$63,273
Amount Paid to State Street	$15,382	$152,818	$102,992
Connecticut Municipal Reserves
Amount Paid to the Advisor	$91,624	$4,297	$36,649
Amount Paid to State Street	$26,423	$105,094	$46,289
Massachusetts Municipal Reserves
Amount Paid to the Advisor	$111,556	$4,297	$41,764
Amount Paid to State Street	$25,836	$125,270	$57,964
Government Plus Reserves
Amount Paid to the Advisor	$140,000	$4,297	$59,535
Amount Paid to State Street	$19,471	$153,519	$91,588

Fund	Fiscal Period Ended August 31, 2009	Fiscal Year Ended March 31, 2009	Fiscal Year Ended March 31, 2008	Fiscal Year Ended March 31, 2007
Daily Cash Reserves
Amount Paid to the Advisor	$0	$0	$5,746	$0
Amount Paid to State Street	$60,110	$143,953	$79,982	$0

The Principal Underwriter/Distributor

BofA Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 100 Federal Street, Boston, MA 02110.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and after an initial two-year period continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

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Underwriting Commissions

The Funds paid no underwriting commissions during the prior three fiscal years.

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Advisor, Administrator and Distributor, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also are highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the BofA Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), BAS, BAI, Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

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A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed

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funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Codes of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, BAS or MLPF&S may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a

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company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates (including, for example, BANA, BAS, and affiliates of Merrill Lynch) have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other BofA Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other BofA Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the BofA Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the BofA Funds as investment options. For example, the BofA Funds may be offered as investments in connection with brokerage and other securities products offered by BAI or MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust, Bank of America Private Wealth Management or the First Republic division of Merrill Lynch Bank & Trust Co. In addition, the BofA Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The use of the BofA Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates, including BAI, do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Boston Financial Data Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8723, Boston, MA 02266-8723. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds.

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The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the CFST Predecessor Funds’ fiscal year ended August 31, 2009 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ financial statements and assist in the preparation of its tax returns for the fiscal year ended August 31, 2010.

The report of Independent Registered Public Accounting Firm and the audited financial statements included in each Fund’s Annual Report to Shareholders of each CFST Predecessor Fund dated August 31, 2009 are incorporated herein by reference. No other parts of the each annual report or each semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Investor Class Shares and Liquidity Class Shares of the Funds. See Capital Stock and Other Securities for more information. The Funds no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares. See the prospectuses for Class B shares of the Funds for details.

With respect to a Fund’s Class A Shares, the Trust has adopted a distribution plan. The Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Class A Shares of the Funds.

With respect to a Fund’s Class B Shares, the Trust has adopted a distribution plan. The Class B Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class B Shares of the Funds. The Distributor has entered into an arrangement whereby sales commissions payable to broker/dealers with respect to sales of Class B Shares of the Funds are financed by an unaffiliated third-party lender. Under this financing arrangement, the Distributor has assigned certain amounts that it is entitled to receive pursuant to the Class B Distribution Plan to the third-party lender, as reimbursement and consideration for these payments.

With respect to a Fund’s Class C Shares, the Trust has adopted a distribution plan. The Class C Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it

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and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.75% (on an annualized basis) of the average daily net asset value of the Class C Shares of the Funds.

With respect to a Fund’s Daily Class Shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class Shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class Shares up to 0.25% (on an annualized basis) of the Funds’ Liquidity Class Shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds’ average daily net assets. However, under the plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund’s Liquidity Class Shares.

Payments under the Class A Distribution Plan, Class B Distribution Plan, Class C Distribution Plan, Daily Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the BofA Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of

42

other Funds in the BofA Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Class A Shares, Class B Shares, Class C Shares, Daily Class Shares, Liquidity Class Shares, Investor Class Shares, Adviser Class Shares, Marsico Class Shares and Retail A Class Shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of each class of shares, respectively, of the Funds.

During the most recently completed fiscal year, the Distributor received distribution and service fees from the Funds for its services as reflected in the following chart. The Trust is not aware as to what amount, if any, of the Rule 12b-1 fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel or interest, carrying or other financing charges.

For Class A shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Shareholder Administration Plan

Effective May 5, 2008, the Daily Cash Reserves has adopted a shareholder administration plan (Administration Plan) for the Trust Class shares. Under the Administration Plan, Daily Cash Reserves pays a monthly shareholder administration fee at the annual rate of 0.10% of the average daily net assets attributable to its Trust Class shares. These fees are intended to compensate the Advisor, the Distributor and/or eligible selling and/or servicing agents for the shareholder administration services they provide.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Class A Shares

Cash Reserves
Distribution Fee	$472,443
Service and Administration Fees	$1,653,552
Fees Waived by the Distributor	$226,459

Government Reserves
Distribution Fee	$17,456
Service and Administration Fees	$61,096
Fees Waived by the Distributor	$25,017

New York Tax-Exempt Reserves
Distribution Fee	$47,593
Service and Administration Fees	$166,576
Fees Waived by the Distributor	$19,696

Tax-Exempt Reserves
Distribution Fee	$34,488
Service and Administration Fees	$120,707
Fees Waived by the Distributor	$13,184

Treasury Reserves
Distribution Fee	$264,267
Service and Administration Fees	$924,935
Fees Waived by the Distributor	$804,968

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For Class B shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Class B Shares

Cash Reserves
Distribution Fee	$439,656
Service and Administration Fees	$205,173
Fees Waived by the Distributor	$214,455

For Class C shares, the following Funds paid distribution fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Class C Shares

Cash Reserves
Distribution Fee	$196,437
Service and Administration Fees	$91,670
Fees Waived by the Distributor	$95,439

For Investor Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Investor Class Shares

California Tax-Exempt Reserves
Distribution Fee	$255,838
Service Fee	$639,594
Fees Waived by the Distributor	$76,795

Cash Reserves
Distribution Fee	$549,025
Service Fee	$1,372,562
Fees Waived by the Distributor	$127,830

Government Reserves
Distribution Fee	$188,550
Service Fee	$471,375
Fees Waived by the Distributor	$167,866

Money Market Reserves
Distribution Fee	$26,047
Service Fee	$65,118
Fees Waived by the Distributor	$1,877

Municipal Reserves
Distribution Fee	$60,093
Service Fee	$150,232
Fees Waived by the Distributor	$1,953

Tax-Exempt Reserves
Distribution Fee	$13,670
Service Fee	$34,174
Fees Waived by the Distributor	$1,815

Treasury Reserves
Distribution Fee	$234,501
Service Fee	$586,253
Fees Waived by the Distributor	$519,079

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For Daily Class shares, the following Funds paid distribution and service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Daily Class Shares

California Tax-Exempt Reserves
Distribution Fee	$5,457,665
Service Fee	$3,898,332
Fees Waived by the Distributor	$1,703,463

Cash Reserves
Distribution Fee	$54,086,828
Service Fee	$38,633,448
Fees Waived by the Distributor	$16,278,238

Government Reserves
Distribution Fee	$3,943,961
Service Fee	$2,817,115
Fees Waived by the Distributor	$2,726,614

Municipal Reserves
Distribution Fee	$6,578,836
Service Fee	$4,699,169
Fees Waived by the Distributor	$880,842

New York Tax-Exempt Reserves
Distribution Fee	$217
Service Fee	$155
Fees Waived by the Distributor	$96

Tax-Exempt Reserves
Distribution Fee	$403,201
Service Fee	$288,001
Fees Waived by the Distributor	$76,803

Treasury Reserves
Distribution Fee	$5,806,681
Service Fee	$4,147,630
Fees Waived by the Distributor	$7,592,574

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For Trust Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Shareholder Administration Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Trust Shares

California Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$705,762
Fees Waived by the Distributor	—

Cash Reserves
Distribution Fee	—
Shareholder Administration Fees	$1,402,002
Fees Waived by the Distributor	—

Daily Cash Reserves*
Distribution Fee	—
Shareholder Administration Fees	$237,156
Fees Waived by the Distributor	—

Government Reserves
Distribution Fee	—
Shareholder Administration Fees	$3,021,831
Fees Waived by the Distributor	$172,839

Government Plus Reserves
Distribution Fee	—
Shareholder Administration Fees	$259,345
Fees Waived by the Distributor	$4,753

Money Market Reserves
Distribution Fee	—
Shareholder Administration Fees	$178,581
Fees Waived by the Distributor	—

Municipal Reserves
Distribution Fee	—
Shareholder Administration Fees	$589,018
Fees Waived by the Distributor	—

New York Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$773,094
Fees Waived by the Distributor	$563

Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fees	$7,246,286
Fees Waived by the Distributor	—

Treasury Reserves
Distribution Fee	—
Shareholder Administration Fees	$1,292,775
Fees Waived by the Distributor	$359,794

*	This number represents the period from April 1, 2009 - August 31, 2009. Prior to April 2009, the Fund had a fiscal year end of March 31st.

For Adviser Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Adviser Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$1,500,775
Fees Waived by the Distributor	$41,417

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Cash Reserves
Distribution Fee	—
Service Fee	$26,934,524
Fees Waived by the Distributor	$909,867

Government Reserves
Distribution Fee	—
Service Fee	$5,498,987
Fees Waived by the Distributor	$755,620

Government Plus Reserves
Distribution Fee	—
Service Fee	$368,017
Fees Waived by the Distributor	$27,307

Money Market Reserves
Distribution Fee	—
Service Fee	$11,713,796
Fees Waived by the Distributor	$304,500

Municipal Reserves
Distribution Fee	—
Service Fee	$2,341,643
Fees Waived by the Distributor	—

New York Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$31,198
Fees Waived by the Distributor	$1,033

Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$377,920
Fees Waived by the Distributor	$4,349

Treasury Reserves
Distribution Fee	—
Service Fee	$21,526,291
Fees Waived by the Distributor	$11,497,287

For Institutional Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Institutional Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fee	$253,503
Fees Waived by the Distributor	—

Cash Reserves
Distribution Fee	—
Shareholder Administration Fee	$1,202,523
Fees Waived by the Distributor	—

Government Reserves
Distribution Fee	—
Shareholder Administration Fee	$1,462,049
Fees Waived by the Distributor	$22,287

Government Plus Reserves
Distribution Fee	—
Shareholder Administration Fee	$52,746
Fees Waived by the Distributor	—

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Money Market Reserves
Distribution Fee	—
Shareholder Administration Fee	$939,041
Fees Waived by the Distributor	—

Municipal Reserves
Distribution Fee	—
Shareholder Administration Fee	$421,562
Fees Waived by the Distributor	—

New York Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fee	$53,792
Fees Waived by the Distributor	—

Tax-Exempt Reserves
Distribution Fee	—
Shareholder Administration Fee	$181,828
Fees Waived by the Distributor	—

Treasury Reserves
Distribution Fee	—
Shareholder Administration Fee	$1,152,896
Fees Waived by the Distributor	$268,621

For Liquidity Class shares, the following Funds paid service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Liquidity Class Shares

California Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$14,037
Fees Waived by the Distributor	$4
Fees Waived by Shareholder Service Provider	$5,614

Cash Reserves
Distribution Fee	—
Service Fee	$1,763,500
Fees Waived by the Distributor	$10,016
Fees Waived by Shareholder Service Provider	$705,400

Government Reserves
Distribution Fee	—
Service Fee	$3,082,354
Fees Waived by the Distributor	$155,130
Fees Waived by Shareholder Service Provider	$1,232,941

Government Plus Reserves
Distribution Fee	—
Service Fee	$10,133
Fees Waived by the Distributor	$337
Fees Waived by Shareholder Service Provider	$4,053
Money Market Reserves
Distribution Fee	—
Service Fee	$1,698,841
Fees Waived by the Distributor	$2,570
Fees Waived by Shareholder Service Provider	$679,536

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Municipal Reserves
Distribution Fee	—
Service Fee	$391,454
Fees Waived by the Distributor	—
Fees Waived by Shareholder Service Provider	$156,582

Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$157,303
Fees Waived by the Distributor	—
Fees Waived by Shareholder Service Provider	$62,921

Treasury Reserves
Distribution Fee	—
Service Fee	$1,783,590
Fees Waived by the Distributor	$384,410
Fees Waived by the Shareholder Service Provider	$713,436

For Marsico shares, the following Fund paid service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Fund for the Fiscal Year Ended August 31, 2009 — Marsico Shares

Cash Reserves
Distribution Fee	—
Service and Administration Fees	$79,788
Fees Waived by the Distributor	$5,952

For Retail A shares, the following Funds paid service fees for the fiscal year ended August 31, 2009, as indicated in the below table.

Distribution and Service Fees Paid by the Funds for the Fiscal Year Ended August 31, 2009 — Retail A Shares

Connecticut Municipal Reserves
Distribution Fee	—
Service Fee	$27,688
Fees Waived by the Distributor	—

Government Reserves
Distribution Fee	—
Service Fee	$43,921
Fees Waived by the Distributor	$2,205

Government Plus Reserves
Distribution Fee	—
Service Fee	$7,315
Fees Waived by the Distributor	$142

Massachusetts Municipal Reserves
Distribution Fee	—
Service Fee	$98,936
Fees Waived by the Distributor	—

Money Market Reserves
Distribution Fee	—
Service Fee	$52,568
Fees Waived by the Distributor	—

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New York Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$59
Fees Waived by the Distributor	—
Tax-Exempt Reserves
Distribution Fee	—
Service Fee	$11,786
Fees Waived by the Distributor	—

Expense Limitations

BofA Advisors, LLC (or its predecessor) and/or the Distributor has committed to: (i) waive investment advisory fees and/or administration fees payable to it; and (ii) limit certain Fund level expenses to the extent necessary to maintain the expense ratios (through fee waivers or expense reimbursements) reflected in the table below on an annualized basis.

Fund Level Expense Commitments

Fund
California Tax-Exempt Reserves(a)(b)	0.20%
Cash Reserves(a)(b)	0.20%
Connecticut Municipal Reserves(a)	0.20%
Daily Cash Reserves(b)(c)	0.20%
Government Reserves(a)(b)	0.20%
Government Plus Reserves(a)	0.20%
Massachusetts Municipal Reserves(a)	0.20%
Money Market Reserves(a)(b)	0.20%
Municipal Reserves(a)(b)	0.20%
New York Tax-Exempt Reserves(a)(b)	0.20%
Tax-Exempt Reserves(a)(b)	0.20%
Treasury Reserves(a)(b)	0.20%

(a)	The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts), after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed 0.20% of the Fund’s average daily net assets on an annualized basis through December 31, 2010. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.
(b)	The Advisor and the Distributor are entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Fund’s total operating expenses to exceed the expense commitment then in effect.
(c)	The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts) after giving effect to any balance credits from the Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed the level listed above on an annualized basis. Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for Trust Class shares of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of Trust Class shares expenses for the Fund is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

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Management Fee Cap

Management Fee Commitment* - Through the period ending December 31, 2010

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves	0.19%
Connecticut Municipal Reserves	0.19%
Government Reserves	0.19%
Government Plus Reserves	0.16%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%
Treasury Reserves	0.19%

*	“Management Fees” are the fees payable under the Investment Advisory Agreement and the Administration Agreement.

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers - Through the period ending December 31, 2010

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

*	The Distributor waives its 12b-1 distribution fees and/or shareholder servicing fees to the extent necessary to achieve an aggregate waiver of 0.10%, therefore, to the extent that the Distributor waives 12b-1 distribution fees and/or waives shareholder servicing fees, the total of such 12b-1 distribution and/or shareholder servicing fees will not exceed 0.15%.

Codes of Ethics

The Funds, the Advisor and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds’ registration statement. These Codes of Ethics can be

51

reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor or, as applicable, a sub-advisor, the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor and, as applicable, a sub-advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Investment Oversight Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Investment Oversight Committee is composed of representatives of the Advisor’s investment, trading, business management, Fund administration, risk compliance and legal functions. In addition to the responsibilities described above, the Investment Oversight Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Investment Oversight Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Investment Oversight Committee does not consider any benefit other than benefits to the Funds. A member of the Investment Oversight Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Investment Oversight Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Glass-Lewis & Co., a third-party vendor, to implement its proxy voting process. Glass-Lewis & Co. provides proxy analysis, record keeping services and vote disclosure services.

Information regarding how the BofA Funds (except certain BofA Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the BofA Funds’ website at www.bofacapital.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the BofA Funds, see Appendix B to this SAI.

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Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

53

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board consists of seven Trustees who have extensive and varied experience and skills. Six of the Trustees are Independent Trustees. The Trust currently treats the remaining Trustee, Dr. Anthony M. Santomero, as an “interested person” (as defined in the 1940 Act) of the BofA Funds (the “Interested Trustee”) because he serves as a Director of Citigroup, Inc. and CitiBank N.A. companies that may engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by the Advisor. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman actively participates in the development of the agendas for Board meetings, presides at Board meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time-to-time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the “Committees”), which are an integral part of the Fund’s overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Advisor as the Funds’ investment adviser and administrator. The Advisor provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing the Advisor and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Advisor and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Advisor, the independent registered public accounting firm for the Funds, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance program of the Fund and certain of its service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board reviews investment policies and risks in connection with its review of

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the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having an Independent Trustee serve as the chair of the Board and each Committee promotes independence from the Advisor in setting agendas and conducting meetings. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the manner in which it conducts its risk oversight role, may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust has three standing Committees, which are the Audit Committee, the Contracts Review Committee and the Governance Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and Funds and approval of and interaction with the Funds’ Independent Auditors. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee its Funds’ accounting and financial reporting processes and practices, its internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Fund prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Fund by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by a Fund’s independent registered public accounting firm to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. The members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The

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Audit Committee met on five occasions during the last fiscal year, including meetings of the Audit Committee of the predecessor Trust. The Audit Committee members are all Independent Trustees.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment sub-advisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of the Interested Trustee, the Contracts Review Committee members are all Independent Trustees. The Contracts Review Committee met on four occasions during the last fiscal year, including meetings of the Contracts Review Committee of the predecessor Trust.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Independent Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating each Board and its committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Independent Trustees. The Governance Committee met on five occasions during the last fiscal year, including meetings of the Governance Committee of the predecessor Trust.

The Trust’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee other than that each Trustee shall be an individual of at least 21 years of age who is not under a legal disability. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering Trustee candidates. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other Trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Following is a summary of each Trustee’s particular professional and other experience that qualifies each person to serve as a Trustee of the Trust as of the date of this SAI:

Edward J. Boudreau, Jr. Mr. Boudreau has been a Trustee of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 2005. In addition, he has over thirty years of business and consulting experience, primarily in the financial services industry, including as the chief executive of a mutual fund management company.

William P. Carmichael. Mr. Carmichael has been a Trustee of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 1999, and has served as Chairman of the Board of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 2003. Mr. Carmichael served in various senior financial and directorship positions with global consumer products companies. Mr. Carmichael is a certified public accountant and a licensed attorney.

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William A. Hawkins. Mr. Hawkins has been a Trustee of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 2005. He currently serves as the President and Chief Executive Officer of California General Bank and has over thirty years of executive-level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a Trustee of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over twenty years executive level experience in the insurance industry. Mr. Hilliard has served on the Board of Directors and as non-executive chairman of Conseco, Inc. for a number of years. Mr. Hilliard is also a licensed attorney.

John J. Nagorniak. Mr. Nagorniak has been a Trustee of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 2008. Mr. Nagorniak has served in executive level and director positions for over twenty-five years. He is a chartered financial analyst and is currently a Trustee of the Research Foundation of the CFA Institute.

Minor M. Shaw. Ms. Shaw has served as a Trustee of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 2003. Ms. Shaw is the President of certain private companies and is a member of the Board of Piedmont Natural Gas and Blue Cross and Blue Shield of South Carolina. Ms. Shaw also serves as an active member on the boards of numerous educational and public service organizations.

Anthony M. Santomero. Dr. Santomero has been a Trustee of the Trust including its predecessor and of certain other trusts in the Columbia Funds Complex since 2008. Dr. Santomero has over thirty years of experience as a professor of finance and private consultant specializing in issues including risk management, financial restructuring, credit risk evaluation and management, and regulation. He has served as consultant to financial institutions and agencies in the U.S. and various countries in the European Union and the European Community itself, as well as institutions in various countries around the world. Additionally, Dr. Santomero has served as President and Chief Executive Officer of the Federal Reserve Bank of Philadelphia.

The following table provides additional biographical information about the Trustees as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Independent Trustee Biographical Information

Name, Age and Position Held with the Trust	Year First Appointed or Elected to a Board in the BofA Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
Edward J. Boudreau, Jr. 65 Trustee	Indefinite term; Trustee since January 2005	Managing Director — E.J. Boudreau & Associates (consulting), from 2000 through current	12	Trustee — Columbia Funds (52 Funds)

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Name, Age and Position Held with the Trust	Year First Appointed or Elected to a Board in the BofA Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
William P. Carmichael 66 Trustee and Chairman of the Board	Indefinite term; Trustee since 1999	Retired	12	Trustee — Columbia Funds (52 Funds); Director — Cobra Electronics Corporation (electronic equipment manufacturer); Simmons Company (bedding); and The Finish Line (athletic shoes and apparel)

William A. Hawkins 67 Trustee	Indefinite term; Trustee since January 2005	President and Chief Executive Officer — California Bank, N.A., from January 2008 through current	12	Trustee — Columbia Funds (52 Funds)

R. Glenn Hilliard 67 Trustee	Indefinite term; Trustee since January 2005	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from April 2003 through current; Non-Executive Director & Chairman — Conseco, Inc. (insurance), September 2003 through current; Executive Chairman — Conseco, Inc. (insurance), August 2004 through September 2005	12	Trustee — Columbia Funds (52 Funds); Director — Conseco, Inc. (insurance)

John J. Nagorniak 65 Trustee	Indefinite term; Trustee since January 2008	Retired; President and Director — Foxstone Financial, Inc. (consulting), 2000 through December 2007; Director — Mellon Financial Corporation affiliates (investing), 2000 through 2007; Chairman — Franklin Portfolio Associates (investing — Mellon affiliate) 1982 through 2007	12	Trustee — Columbia Funds (52 Funds); Trustee — Research Foundation of CFA Institute; Director — MIT Investment Company; Trustee — MIT 401k Plan

Minor M. Shaw 62 Trustee	Indefinite term; Trustee since 2003	President — Micco Corporation and Mickel Investment Group	12	Trustee — Columbia Funds (52 Funds); Board Member — Piedmont Natural Gas

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Name, Age and Position Held with the Trust	Year First Appointed or Elected to a Board in the BofA Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
Interested Trustee Biographical Information

Anthony M. Santomero* 63 Trustee	Indefinite term; Trustee since January 2008	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, from 2002 through current; Senior Advisor — McKinsey & Company (consulting), 2006 through 2008; President and Chief Executive Officer — Federal Reserve Bank of Philadelphia, 2000 through 2006	12	Trustee — Columbia Funds (52 Funds); Director — Renaissance Reinsurance Ltd.; Trustee — Penn Mutual Life Insurance Company; Director — Citigroup

*	The Funds currently treat Mr. Santomero as an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup, Inc. and Citibank, N.A. Citigroup, Inc., through its subsidiaries and affiliates, including Citibank, N.A., may engage from time-to-time in brokerage execution, principal transactions and/or lending relationships with the BofA Funds or other funds or accounts advised/managed by the Advisor.

Compensation

Trustees are compensated for their services to the BofA Funds Family on a complex-wide basis, as shown in the tables below. Prior to May 1, 2010, the BofA Funds Complex represented a portion of the Columbia Funds Complex.

Independent and Interested Trustee Compensation for the Fiscal Year Ended August 31, 2009 and the Calendar Year Ended December 31, 2008

Independent Trustee Compensation Name of Trustee	Aggregate Compensation from California Tax-Exempt Reserves(a)	Aggregate Compensation from Cash Reserves(a)	Aggregate Compensation from Connecticut Municipal Reserves(a)	Aggregate Compensation from Daily Cash Reserves(a)	Aggregate Compensation from Government Reserves(a)
Edward J. Boudreau, Jr.(b)	$4,077	$4,077	$4,077	$4,077	$4,077
William P. Carmichael(c)	$5,000	$5,000	$5,000	$5,000	$5,000
Minor M. Shaw(d)	$3,923	$3,923	$3,923	$3,923	$3,923
R. Glenn Hilliard(e)	$3,962	$3,962	$3,962	$3,962	$3,962
William A. Hawkins(f)	$4,077	$4,077	$4,077	$4,077	$4,077
John J. Nagorniak(g)	$3,577	$3,577	$3,577	$3,577	$3,577
Interested Trustee Compensation
Anthony M. Santomero(h)	$2,923	$2,923	$2,923	$2,923	$2,923

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Independent Trustee Compensation Name of Trustee	Aggregate Compensation from Government Plus Reserves(a)	Aggregate Compensation from Massachusetts Municipal Reserves(a)	Aggregate Compensation from Money Market Reserves(a)	Aggregate Compensation from Municipal Reserves(a)
Edward J. Boudreau, Jr.(b)	$4,077	$4,077	$4,077	$4,077
William P. Carmichael(c)	$5,000	$5,000	$5,000	$5,000
Minor M. Shaw(d)	$3,923	$3,923	$3,923	$3,923
R. Glenn Hilliard(e)	$3,962	$3,962	$3,962	$3,962
William A. Hawkins(f)	$4,077	$4,077	$4,077	$4,077
John J. Nagorniak(g)	$3,577	$3,577	$3,577	$3,577
Interested Trustee Compensation
Anthony M. Santomero(h)	$2,923	$2,923	$2,923	$2,923

Independent Trustee Compensation Name of Trustee	Aggregate Compensation from New York Tax- Exempt Reserves(a)	Aggregate Compensation from Tax- Exempt Reserves(a)	Aggregate Compensation from Treasury Reserves(a)	Aggregate Compensation from the BofA Funds Complex for the Calendar Year ended December 31, 2008
Edward J. Boudreau, Jr.(b)	$4,077	$4,077	$4,077	$245,000
William P. Carmichael(c)	$5,000	$5,000	$5,000	$302,500
Minor M. Shaw(d)	$3,923	$3,923	$3,923	$227,500
R. Glenn Hilliard(e)	$3,962	$3,962	$3,962	$231,250
William A. Hawkins(f)	$4,077	$4,077	$4,077	$240,000
John J. Nagorniak(g)	$3,577	$3,577	$3,577	$185,000
Interested Trustee Compensation
Anthony M. Santomero(h)	$2,923	$2,923	$2,923	$180,000

(a)	All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
(b)

During the fiscal year ended August 31, 2009, Mr. Boudreau deferred $1,223 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(c)

During the fiscal year ended August 31, 2009, Mr. Carmichael deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(d)

During the fiscal year ended August 31, 2009, Ms. Shaw deferred $1,962 of her compensation from each Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(e)

During the fiscal year ended August 31, 2009, Mr. Hilliard deferred $1,423 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(f)

During the fiscal year ended August 31, 2009, Mr. Hawkins deferred $0 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(g)

During the fiscal year ended August 31, 2009, Mr. Nagorniak deferred $1,073 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(h)

During the fiscal year ended August 31, 2009, Mr. Santomero deferred $1,750 of his compensation from each Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

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Aggregate compensation from Daily Cash Reserves for its fiscal year ended August 31, 2009 was as follows:

Independent Trustee Compensation for the Fiscal Year Ended August 31, 2009
Edward J. Boudreau, Jr.(a)	$4,077
William P. Carmichael(b)	$5,000
Minor M. Shaw(c)	$3,923
R. Glenn Hilliard(d)	$3,962
William A. Hawkins(e)	$4,077
John J. Nagorniak(f)	$3,577
Interested Trustee Compensation for the Fiscal Year Ended August 31, 2009
Anthony M. Santomero(g)	$2,923

(a)

During the fiscal year ended August 31, 2009, Mr. Boudreau deferred $1,223 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Boudreau deferred $66,069 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(b)

During the fiscal year ended August 31, 2009, Mr. Carmichael deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Carmichael deferred $46,032 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(c)

During the fiscal year ended August 31, 2009, Ms. Shaw deferred $1,962 of her compensation from the Fund. During the calendar year ended December 31, 2008, Ms. Shaw deferred $104,833 of her total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(d)

During the fiscal year ended August 31, 2009, Mr. Hilliard deferred $1,423 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hilliard deferred $213,121 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(e)

During the fiscal year ended August 31, 2009, Mr. Hawkins deferred $0 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Hawkins deferred $0 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(f)

During the fiscal year ended August 31, 2009, Mr. Nagorniak deferred $3,577 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Nagorniak deferred $51,156 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

(g)

During the fiscal year ended August 31, 2009, Mr. Santomero deferred $1,750 of his compensation from the Fund. During the calendar year ended December 31, 2008, Mr. Santomero deferred $82,952 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan.

BofA Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year (expressly, a Trustee may elect to defer his/her annual retainer, his/her attendance fees, or both components, which together comprise total compensation for service). Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the BofA Funds, the value of which is derived from the rate of return of one or more BofA Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds have been fully paid to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by

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such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the BofA Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the BofA Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership for the Calendar Year Ended December 31, 2008

Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the BofA Funds Family*
Edward J. Boudreau, Jr.

California Tax-Exempt Reserves — A

Cash Reserves — C

Connecticut Municipal Reserves — A

Daily Cash Reserves — C

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

William P. Carmichael

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Daily Cash Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E

Minor M. Shaw

California Tax-Exempt Reserves — A

Cash Reserves — E

Connecticut Municipal Reserves — A

Daily Cash Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — E

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E
*	These amounts may include funds that were in the same family of investment companies as the BofA Funds on the date above but may no longer be related to them.

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Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds in the BofA Funds Family*
R. Glenn Hilliard

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Daily Cash Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

E
Tax-Exempt Reserves — A Treasury Reserves — A

William A. Hawkins	California Tax-Exempt Reserves — A Cash Reserves — A	E

Connecticut Municipal Reserves — A

Daily Cash Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

John J. Nagorniak

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Daily Cash Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

E
Interested Trustee Ownership for the Calendar Year Ended December 31, 2008

Anthony M. Santomero

California Tax-Exempt Reserves — A

Cash Reserves — A

Connecticut Municipal Reserves — A

Daily Cash Reserves — A

Government Reserves — A

Government Plus Reserves — A

Massachusetts Municipal Reserves — A

Money Market Reserves — A

Municipal Reserves — A

New York Tax-Exempt Reserves — A

Tax-Exempt Reserves — A

Treasury Reserves — A

D

*	These amounts may include funds that were in the same family of investment companies as the BofA Funds on the date above but may no longer be related to them.

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The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael J. Pelzar (Born 1968)	President	2010

President, BofA Global Capital Management, LLC since May 2010; Managing Director and Head of Product Management, Columbia Management Advisors, LLC from 2007 to 2010; Head of Business Development and Mergers and Acquisitions for Global Wealth & Investment Management, Bank of America from 2006 to 2007; Managing Director and Partner, Kaufman & Company, LLC (bank) from 1998 to 2006.

Jeffrey R. Coleman (Born 1969)	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer	2009	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Peter T. Fariel (Born 1957)	Senior Vice President, Secretary and Chief Legal Officer	2009	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President and Chief Compliance Officer	2009	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Barry S. Vallan (Born 1969)	Deputy Treasurer and Comptroller	2009	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Thomas Loeffler (Born 1959)	Assistant Treasurer	2010	Chief Operating Officer, BofA Global Capital Management, LLC since May 2010; Chief Operating Officer, Fixed-Income and Liquidity Strategies, Columbia Management Advisors, LLC from 2004 to 2010.

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Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Julie B. Lyman (Born 1970)	Assistant Secretary	2009	Assistant General Counsel, Bank of America since October 2009 and from October 2006 through May 2009; Managing Director of the Advisor from May 2009 through October 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006.

Robert Fitzpatrick (Born 1971)	Assistant Secretary	2010	Assistant General Counsel, BofA Global Capital Management, LLC since May 2010; Assistant General Counsel, Columbia Management Advisors, LLC from 2004 to 2010; Legal Advisor, FleetBoston Financial Corporation from 2000 to 2004.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

The Funds are affiliated with the NYSE specialist firm Banc of America Specialist, Inc. In order to ensure that markets are fair, orderly and competitive, NYSE specialist firms are responsible for maintaining a liquid and continuous two-sided auction market by acting as both an agent and a principal. Specialists are entrusted to hold the interests of customer orders above the specialist’s own interests, and will buy and sell securities as principal when such transactions are necessary to minimize imbalances between supply and demand. Banc of America Specialist, Inc. may make a market in certain securities held by the Funds.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With

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respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds’ interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment

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company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended August 31, 2009, no Fund directed brokerage transactions.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the BofA Funds Family.

As of August 31, 2009, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below.

Investments in Securities of Regular Broker/Dealers as of August 31, 2009

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A
Cash Reserves	Barclays Capital	$591,000,000
	UBS Warburg LLC	$1,611,005,421
	BNP Paribas	$1,572,750,000
	Deutsche Bank AG	$44,000,000
	Societe Generale	$830,500,000

Connecticut Municipal Reserves	N/A	N/A

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Fund	Broker/Dealer	Dollar Amount of Securities Held

Daily Cash Reserves	BNP Paribas	$25,500,000
	JPMorgan Chase & Co.	$13,291,333
	UBS Warburg LLC	$22,000,000
	Societe Generale	$15,000,000
	Citigroup, Inc	$11,000,000

Government Plus Reserves	N/A	N/A

Government Reserves	N/A	N/A

Massachusetts Municipal Reserves	N/A	N/A

Money Market Reserves	Barclays Capital	$280,000,000
	UBS Warburg LLC	$416,002,414
	BNP Paribas	$671,500,000
	Societe Generale	$313,000,000
	Deutsche Bank AG	$253,000,000
	Citigroup, Inc	$425,000,000

Municipal Reserves	N/A	N/A

New York Tax-Exempt Reserves	N/A	N/A

Tax-Exempt Reserves	N/A	N/A

Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor, the Advisor and/or their affiliates pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans and other investment programs. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). The Funds’ Distributor, the Advisor and/or their affiliates will pay, from its or their own resources, amounts in excess of the amount reimbursed or paid by a Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third-party administrator and any other institution having a selling, servicing or any similar agreement with the Transfer Agent, the Distributor and/or their affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor, the Advisor and/or their affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

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As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make shareholder servicing payments to the financial intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Shareholder Servicing Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates

•   Acclaim Benefits, Inc.

•   A.G. Edwards

•   Alerus Retirement Solutions

•   Ameriprise Financial Services, Inc.

•   Bank of America, N.A.*

•   Benefit Plan Administrators

•   Bisys Retirement Services

•   Charles Schwab & Co.

•   Charles Schwab Trust Co.

•   Citigroup Global Markets Inc.

•   CitiStreet LLC

•   City National Bank

•   Compensation & Capital Administrative Services, Inc.

•   CPI Qualified Plan Consultants

•   Daily Access Concepts, Inc.

•   Digital Retirement Solutions

•   Dreyfus

•   Edward D. Jones & Co., L.P.

•   E*Trade Group, Inc.

•   ExpertPlan

•   Fidelity Investments Institutional Operations Co.

•   First Clearing LLC

•   Genworth Financial

•   Matrix Settlement & Clearance Services

•   Mercer HR Services, LLC

•   Merrill Lynch Life Insurance Company

•   Merrill Lynch, Pierce, Fenner & Smith Incorporated*

•   Mid Atlantic Capital Corporation

•   Morgan Keegan & Co., Inc.

•   Morgan Stanley & Co., Incorporated

•   MSCS Financial Services, LLC

•   National Investor Services Corp.

•   Newport Retirement Services, Inc.

•   New York State Deferred Compensation Plan

•   NYLife Distributors LLC

•   PNC Advisors

•   Princeton Retirement Group

•   Principal Life Insurance Company

•   Prudential Insurance Company of America

•   Prudential Retirement Insurance & Annuity Co.

•   Reliance Trust Company

•   Robert W. Baird & Co., Inc.

•   Royal Alliance Associates, Inc.

•   Standard Retirement Services, Inc.

•   TD Ameritrade Clearing Inc.

•   GPC Securities, Inc.*

•   Guardian Life Insurance Company

•   GWFS Equities, Inc.

•   Hartford Life Insurance Company

•   Hewitt Associates LLC

•   ICMA Retirement Corporation

•   ING Life Insurance and Annuity Company

•   ING Institutional Plan Services, LLP

•   John Hancock Life Insurance Company (USA)

•   John Hancock Life Insurance Company of New York

•   JP Morgan Retirement Plan Services LLC

•   Lincoln Financial Group

•   LPL Financial Corporation

•   Marshall & Illsley Trust Company

•   Massachusetts Mutual Life Insurance Company

•   TD Ameritrade Trust Company

•   Teachers Insurance and Annuity Association of America

•   The 401k Company

•   T. Rowe Price Group, Inc.

•   The Vanguard Group, Inc.

•   Unified Trust Company, N.A.

•   UPromise Investments, Inc.

•   VALIC Retirement Services

•   Wachovia Bank, N.A.

•   Wachovia Securities, LLC

•   Wells Fargo Bank, N.A.

•   Wells Fargo Funds Management, LLC

•   Wilmington Trust Corporation

•   Wilmington Trust Retirement & Institutional Services Company

*	Bank of America affiliate

The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

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Additional Financial Intermediary Payments

Financial intermediaries (as defined above) may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions.

The Distributor, the Advisor and/or their affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under various categories. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor, the Advisor and/or their affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor, the Advisor and/or their affiliates are made pursuant to agreements between the Distributor, the Advisor and/or their affiliates and the financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor, the Advisor and/or their affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that financial intermediary or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the support payments to each financial intermediary generally are expected to be between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the financial intermediary. The Distributor, the Advisor and/or their affiliates may make payments in materially larger amounts or on a basis materially different from those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a BofA Fund.

As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make support payments to the financial intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

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Recipients of Support Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates

•   AIG Advisor Group

•   Ameriprise Financial Services, Inc.

•   AXA Advisors, LLC

•   Banc of America Investment Services, Inc.*

•   Banc of America Securities LLC*

•   Bank of America, N.A.*

•   Bank of New York

•   Citibank, N.A.

•   Citigroup Global Markets Inc.

•   Commonwealth Financial Network

•   Custodial Trust Company

•   Fidelity Brokerage Services, Inc.

•   Genworth Financial, Inc.

•   Goldman, Sachs & Co.

•   GunAllen Financial, Inc.

•   Harris Corporation

•   ING Life Insurance and Annuity Co.

•   J.J.B. Hilliard, W.L. Lyons, Inc.

•   J.P. Morgan Clearing Corp.

•   Liberty Life Insurance Co.

•   Lincoln Financial Advisors Corp.

•   Linsco/Private Ledger Corp.

•   Mellon Financial Markets, LLC

•   Merrill Lynch Life Insurance Company

•   Merrill Lynch, Pierce, Fenner & Smith Incorporated*

•   Morgan Stanley & Co. Incorporated

•   MSCS Financial Services, LLC

•   National Financial Services LLC

•   Pershing LLC

•   Prudential Investment Management Services, LLC

•   Raymond James & Associates, Inc.

•   Raymond James Financial Services, Inc.

•   SEI Investments Inc.

•   State Street Global Markets, LLC

•   Transamerica Corporation

•   UBS Financial Services Inc.

•   US Bank National Association

•   Wachovia Securities LLC

•   Webster Investment Services, Inc.

•   Wells Fargo Corporate Trust Services

•   Wells Fargo Funds Management LLC

•   Wells Fargo Investments, LLC

*	Bank of America affiliate

The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws, SEC rules or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Compensation provided by the Distributor, the Advisor and/or their affiliates to broker dealers may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and/or their affiliates to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representatives may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

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CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with the reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the Funds

Fund	Class A	Class B*	Class C	Class Z	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	G-Trust Shares	Retail A Shares	Marsico Shares
California Tax-Exempt Reserves					✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓			✓
Connecticut Municipal Reserves												✓	✓
Daily Cash Reserves							✓
Government Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Government Plus Reserves							✓	✓	✓	✓	✓	✓	✓
Massachusetts Municipal Reserves												✓	✓
Money Market Reserves						✓	✓	✓	✓	✓	✓	✓	✓
Municipal Reserves				✓	✓	✓	✓	✓	✓	✓	✓
New York Tax-Exempt Reserves	✓				✓		✓		✓	✓	✓	✓	✓
Tax-Exempt Reserves	✓				✓	✓	✓	✓	✓	✓	✓	✓	✓
Treasury Reserves	✓				✓	✓	✓	✓	✓	✓	✓

*	Class B shares of the Funds are closed to new investments, except for certain limited transactions from existing investors in Class B shares. Additional Class B shares of the Funds will be issued only in connection with the reinvestment of dividends and/or capital gain distributions in Class B shares of each Fund by the Fund’s existing Class B shareholders. See the prospectuses for Class B shares of the Funds for details.

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

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Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

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Conversion Rights

With the exception of Class B shares, which no longer accept investments from new or existing investors in Class B shares, except for certain limited transactions from existing investors in Class B shares as described in the prospectuses for Class B shares of the Funds, shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by a Fund, or other factors may affect a Fund’s ability to pay redemption proceeds within the normal time period for payment stated in its prospectuses.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

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PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, and the rules thereunder, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC; or (v) in connection with the liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. (A Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. BANA is the custodian/trustee and plan sponsor of the BofA Global Capital Management prototype plans offered through the Distributor. In general a $20 annual fee is charged. Participants in Retirement Plans not sponsored by BANA, not including IRAs, may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in BANA sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a BofA Global Capital Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Contingent Deferred Sales Charge Waivers (Class B and Class C Shares)

Shareholders won’t pay a CDSC in the following circumstances:

Death: CDSCs may be waived on sales following the death of: (i) the sole shareholder on an individual account; (ii) a joint tenant on an account; or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If the account is transferred to an account

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registered in the name of the deceased’s estate, the CDSC will be waived on any sale from the estate account. If the account is transferred to a new registration and then a sale is requested, the applicable CDSC will be charged.

Disability: CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.

Death of a trustee: CDSCs may be waived on sales occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where: (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for the dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent sale.

Health savings accounts: CDSCs may be waived on shares sold by health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

Medical payments: Upon request by a shareholder, CDSCs may be waived on (i) shares sold for medical payments that exceed 7.5% of income and (ii) distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

Systematic Withdrawal Plan (SWP): CDSCs may be waived on sales occurring pursuant to a SWP established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.

Qualified retirement plans: CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts.

Redemptions under certain retirement plans and accounts: CDSCs may be waived on shares sold in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of age 59 1/2.

Loans from qualified retirement plans: CDSCs may be waived on shares sold in connection with loans from qualified retirement plans to shareholders.

Accounts liquidated by Distributor: CDSCs may be waived for shares sold under the Distributor’s right to liquidate a shareholder’s account, including but not limited to, instances where the aggregate net asset value of Class A, Class B or Class C shares held in the account is less than the minimum account size.

Returns of excess contributions: CDSCs may be waived on sales required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial intermediary returns the applicable portion of any commission paid by the Distributor.

Return of commission: CDSCs may be waived on shares sold by intermediaries that are part of the BofA Funds selling group where the intermediary has entered into an agreement with BofA Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

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Plans of reorganization: At the Fund’s discretion, CDSCs may be waived for shares issued in connection with plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less, which will be reduced to 60 days or less by June 30, 2010. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market based net asset value deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

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TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership other than a qualified publicly-traded partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated

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investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by the Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in

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respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

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Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future

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Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

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If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Tax-Exempt Fund (defined below) makes distributions of income received by the Tax-Exempt Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or certain capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

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A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by the Tax-Exempt Funds (defined below), distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate Capital Gain Dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

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Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Tax-Exempt Fund (defined below) are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

As of the date of this SAI, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

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For taxable years beginning before January 1, 2011, current U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For

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eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), distributions made to foreign shareholders and properly designated by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund’s taxable year. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly designated as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011 if pending legislation (discussed below) is enacted), “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). “Short-term capital gain dividends” are distributions attributable to a

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Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect.

Pending legislation proposes to extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends for one additional year (i.e. for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011). However, as of the date of this SAI, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation, and an intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Even if permitted to do so, each Fund provides no assurance that it will designate any distributions as interest-related dividends or short-term capital gain dividends.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions and thus does not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

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It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes “excess inclusion” income (as defined in the Code) derived from direct or indirect investments in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. The Fund generally does not expect that these special tax rules will apply, but no assurance can be given to this effect.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations.” Each of Municipal Reserves, Tax-Exempt Reserves, California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves, and New York Tax-Exempt Reserves (the Tax-Exempt Funds) intends to so qualify and is designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. In general, if an amount of a Tax-Exempt Fund’s distribution designated as an exempt-interest dividend exceeds the

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Tax-Exempt Fund’s net-exempt interest, the amount so qualifying as tax-exempt will be scaled back ratably to the amount of its net-exempt income. In such a case, each Tax-Exempt Fund shareholder must proportionately reduce the amount of the dividend it treats as tax-exempt, and will generally include the excess income as a taxable dividend to the extent of certain disallowed deductions and thereafter, as a return of capital. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to California Tax-Exempt Reserves

If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest dividends). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Possession obligations. California Tax-Exempt Reserves intends to qualify under the above requirements so that it can pay California exempt-interest dividends.

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Within sixty days after the close of its taxable year, the Fund will notify its shareholders as to the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income, including interest on indebtedness incurred or continued to purchase or carry California Exempt Securities, or amortizable bond premium and would therefore not be deductible under federal income or California state individual income tax law.

Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of California Tax-Exempt Reserves is not deductible for California stated individual income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder’s taxable year.

The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting California Tax-Exempt Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any of the Fund’s distributions constituting California exempt-interest dividends is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation in general.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law (“Connecticut Obligations”) or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations pertaining to Massachusetts Municipal Reserves

In general, distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and properly designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains

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realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund’s other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund’s investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund’s capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund’s distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves’ exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including in particular corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund’s distributions.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder “(i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Tax-Exempt Reserves-Advisor Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	19,320,770.5100	86.84%

CA Tax-Exempt Reserves-Advisor Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLR CHARLOTTE, NC 28255	32,028,705.0000	12.68%

CA Tax-Exempt Reserves-Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLR CHARLOTTE, NC 28255	92,710,172.8700	29.85%

CA Tax-Exempt Reserves-Capital Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND, CA 94612-2908	74,800,033.5400	24.08%

CA Tax-Exempt Reserves-Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	65,393,524.5900	21.05%

CA Tax-Exempt Reserves-Daily Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	43,230,381.6900	100.00%

CA Tax-Exempt Reserves-Institutional Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	65,333,165.4900	95.09%

94

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
CA Tax-Exempt Reserves-Investor Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	40,421,234.8300	98.26%

CA Tax-Exempt Reserves-Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLR CHARLOTTE, NC 28255	76,697.5400	100.00%

CA Tax-Exempt Reserves-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	24,094,665.9400	96.07%

Cash Reserves- Class A	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	87,177,861.3940	77.23%

Cash Reserves- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN: PETER BOOTH 7TH FLR 333 W 34TH ST NEW YORK, NY 10001-2402	3,079,725.0950	17.57%

Cash Reserves- Class Z	COLUMBIA MGMT DISTRIBUTORS, INC. 100 FEDERAL STREET BOSTON, MA 02110-1802	71,510,077.8800	11.98%

Cash Reserves- Adviser Class	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBURROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE, NC 28246-0001	50,000,000.0000	42.53%

Cash Reserves- Adviser Class	BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS, TX 75202-3908	65,664,860.7500	37.97%

Cash Reserves- Adviser Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	29,167,752.8900	13.31%

95

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Cash Reserves- Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLR CHARLOTTE, NC 28255	66,845,072.0700	46.98%

Cash Reserves- Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	68,257,485.8400	33.13%

Cash Reserves- Daily Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	92,192,662.5600	99.98%

Cash Reserves- Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLR CHARLOTTE, NC 28255	64,230,968.0600	47.18%

Cash Reserves- Institutional Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	81,685,862.7100	28.46%

Cash Reserves- Institutional Class	RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN: ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY, NJ 07306-4001	55,000,989.1900	17.37%

Cash Reserves- Investor Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	89,863,366.2400	56.72%

Cash Reserves- Investor Class	RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN: ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY, NJ 07306-4001	90,337,287.5400	26.99%

Cash Reserves- Investor Class	BOST & CO ATTN: CASH SWEEP P.O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230-3198	39,439,741.4500	11.78%

96

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Cash Reserves- Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLR CHARLOTTE, NC 28202-2191	78,639,787.4200	88.56%

Cash Reserves- Marsico Class	UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE, WI 53233-2301	16,810,013.9000	99.19%

Cash Reserves- Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	92,623,794.7000	96.00%

Connecticut Municipal Reserves-G-Trust Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	25,005,919.9000	94.28%

Connecticut Municipal Reserves-Retail A Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	65,408,545.2600	97.24%

Daily Cash Reserves- Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	89,107,292.2800	90.76%

Government Reserves-Class A	NFS LLC FEBO C CALVERT KNUDSEN REVOCTRUST C C KNUDSEN PAGE K COWLES TTEE SMOKETREE RANCH 1850 SMOKE TREE LANE PALM SPRINGS, CA 92264-1602	1,516,025.0000	13.69%

Government Reserves-Adviser Class	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBURROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE, NC 28246-0001	30,000,000.0000	48.00%

Government Reserves-Adviser Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	39,007,540.4300	30.70%

97

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves-Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	73,9991,466.1900	15.76%

Government Reserves-Adviser Class	SATURN & CO C/O STATE STREET BANK AND TRUST 200 CLARENDON ST BOSTON, MA 02116-5021	57,130,806.9500	5.17%

Government Reserves-Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	64,739,450.9800	43.86%

Government Reserves-Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	96,493,205.0600	24.72%

Government Reserves-Capital Class	HARTFORD LIFE-GOLDMAN MORTGAGE BACKED DIVISION ATTN: JOHN PADDEN 500 BIELENBERG DR WOODBURY, MN 55125-4401	92,245,382.8800	10.33%

Government Reserves- Daily Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	43,642,325.4900	99.99%

Government Reserves-G-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	24,191,482.7300	97.58%

Government Reserves-Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	72,082,139.8400	42.84%

Government Reserves-Institutional Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	79,317,622.5800	25.35%

98

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Reserves-Institutional Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	90,733,048.2400	17.31%

Government Reserves-Institutional Class	RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN: ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY, NJ 07306-4001	54,753,633.7500	14.04%

Government Reserves-Investor Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	95,251,407.6900	83.42%

Government Reserves-Investor Class	THE BANK OF NEW YORK ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1381	18,287,168.0500	16.02%

Government Reserves-Liquidity Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	95,680,283.4100	58.77%

Government Reserves-Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	51,146,330.1800	29.78%

Government Reserves-Liquidity Class	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBURROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE, NC 28246-0001	95,000,000.0000	11.26%

Government Reserves- Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	63,055,755.8500	99.06%

99

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Government Plus Reserves-Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	54,209,295.1000	90.79%

Government Plus Reserves-Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	99,535,270.2200	55.62%

Government Plus Reserves-Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	12,822,645.9800	34.83%

Government Plus Reserves-Capital Class	LABA & CO MONEY MARKET OPERATIONS 135 S LASALLE ST. IL4-135-18-11 CHICAGO, IL 60603-4177	59,772,337.8300	6.65%

Government Plus Reserves-G Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	32,250,715.6800	90.52%

Government Plus Reserves-Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	67,697,426.9000	100.00%

Government Plus Reserves-Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	5,126,153.6800	99.78%

Government Plus Reserves-Retail A Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	358,046.5800	5.87%

Government Plus Reserves-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	26,906,046.7000	94.38%

Massachusetts Municipal Reserves-G Trust Class	NATIONAL FINANCIAL SERVICES CORP ATTN: MIKE MCLAUGHLIN P.O. BOX 3908 NEW YORK, NY 10008-3908	22,957,781.6100	97.24%

100

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Massachusetts Municipal Reserves-Retail A	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	74,994,491.3900	98.61%

Money Market Reserves-Adviser Class	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBURROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE, NC 28246-0001	15,000,000.0000	81.06%

Money Market Reserves-Adviser Class	THE BANK OF NEW YORK ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1381	52,601,552.8400	9.68%

Money Market Reserves-Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	39,486,053.8700	9.18%

Money Market Reserves-Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	30,051,209.2300	67.65%

Money Market Reserves-Capital Class	THE BANK OF NEW YORK ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1381	24,438,662.9800	11.65%

Money Market Reserves-Capital Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND, CA 94612-2908	36,803,182.6500	7.63%

Money Market Reserves-G-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	92,230,310.7000	90.81%

Money Market Reserves-Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	65,359,037.0200	99.76%

Money Market Reserves-Investor Class	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL ST BOSTON, MA 02110-1802	10,002.0000	99.99%

101

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Money Market Reserves-Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	51,188,644.8000	99.60%

Money Market Reserves-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	28,639,717.1800	99.77%

Municipal Reserves-Adviser Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	54,116,007.7300	59.78%

Municipal Reserves-Adviser Class	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBURROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE, NC 28246-0001	85,000,000.0000	31.23%

Municipal Reserves-Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS NC1-004-03-06 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	49,803,365.8700	8.41%

Municipal Reserves-Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	22,135,741.7500	48.37%

Municipal Reserves-Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	47,771,860.7800	16.24%

Municipal Reserves-Capital Class	THE BANK OF NEW YORK ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1381	47,302,853.9800	9.38%

Municipal Reserves-Capital Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND, CA 94312-2908	76,723,153.3400	6.46%

102

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Municipal Reserves-Capital Class	JP MORGAN CLEARING CORP ATTN: DENISE DILORENZO-SIEGEL ONE METROTECH CENTER NORTH BROOKLYN, NY 11201-3832	48,181,008.3600	5.97%

Municipal Reserves-Daily Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	92,300,821.2700	100.00%

Municipal Reserves-Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	45,585,636.4700	65.63%

Municipal Reserves-Institutional Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	34,281,356.2200	29.42%

Municipal Reserves-Investor Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	48,739,453.6700	99.42%

Municipal Reserves-Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	38,293,771.9000	97.58%

Municipal Reserves-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	68,102,920.9400	93.67%

Municipal Reserves-Trust Class	NFS LLC FEBO RICHARD GRUBMAN 200 BRATTLE ST CAMBRIDGE, MA 02138-3347	20,567,873.8800	5.23%

New York Tax-Exempt Reserves- Class A	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	34,544,246.5200	98.68%

103

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
New York Tax-Exempt Reserves- Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	2,241,050.2700	84.68%

New York Tax-Exempt Reserves- Adviser Class	NFS LLC FEBO ARLINE REINER ELLIOT REINER 8611 151ST AVE APT 1BC HOWARD BEACH, NY 11414-1328	163,043.7200	6.16%

New York Tax-Exempt Reserves- Adviser Class	NFS LLC FEBO HOWARD KAGAN JANET M KAGAN 1085 PARK AVE APT 9B NEW YORK, NY 10128-1188	161,566.0700	6.11%

New York Tax-Exempt Reserves- Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	36,247,930.8900	84.99%

New York Tax-Exempt Reserves- Daily Class	FIM FUNDING C/O COLUMBIA MANAGEMENT GROUP 100 FEDERAL ST BOSTON, MA 02110-1802	10,492.7600	100.00%

New York Tax-Exempt Reserves- G-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	14,681,682.7200	100.00%

New York Tax-Exempt Reserves- Institutional Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	63,805,261.4600	74.56%

New York Tax-Exempt Reserves- Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	21,775,132.6300	25.44%

New York Tax-Exempt Reserves- Retail A Class	DOMENIC J VIGLIOTTI TTEE DOMENIC J VIGLIOTTI LIVING TRUST PO BOX 205 SOMERS, NY 10589-0205	37,953.5300	72.61%

New York Tax-Exempt Reserves- Retail A Class	KELLY K PHILIP 14 HALL AVE LARCHMONT, NY 10538-2929	14,318.3000	27.39%

104

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
New York Tax-Exempt Reserves-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	74,952,182.8700	91.68%

Tax-Exempt Reserves-Class A	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	19,394,299.2800	90.65%

Tax-Exempt Reserves-Adviser Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	13,906,041.5800	52.97%

Tax-Exempt Reserves-Adviser Class	SATURN & CO C/O STATE STREET BANK & TRUST 200 CLARENDON ST BOSTON, MA 02116-5021	10,551,147.4300	40.19%

Tax-Exempt Reserves-Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	1,510,550.4800	5.75%

Tax-Exempt Reserves-Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	50,024,990.8000	59.96%

Tax-Exempt Reserves-Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	62,115,559.0900	16.44%

Tax-Exempt Reserves-Daily Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	53,479,028.1000	99.79%

Tax-Exempt Reserves-G-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	54,624,274.7800	99.99%

105

Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Tax-Exempt Reserves-Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	51,278,128.1000	52.74%

Tax-Exempt Reserves-Institutional Class	RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN: ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY, NJ 07306-4001	10,944,831.7300	23.29%

Tax-Exempt Reserves-Institutional Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	11,452,087.4800	23.39%

Tax-Exempt Reserves-Investor Class	NFS LLC FEBO TAKE HOLDINGS LTD A PARTNERSHIP TAKE GENPAR LLC 4420 UNIVERSITY BLVD DALLAS, TX 75205-1639	3,839,634.6100	49.10%

Tax-Exempt Reserves-Investor Class	NFS LLC FEBO TOM SHEA 4645 WIND RIDGE CT ROCHESTER, MI 48306-1646	633,545.6700	8.10%

Tax-Exempt Reserves-Investor Class	NFS LLC FEBO THOMAS M ROGOFF ANDREA O ROGOFF 4420 UNIVERSITY BLVD DALLAS, TX 75205-1639	537,126.9900	6.87%

Tax-Exempt Reserves-Investor Class	NFS LLC FEBO KIMBERLY J HOLT 430 NEXT DAY HILL DR ENGLEWOOD, NJ 07631-1924	495,781.3600	6.34%

Tax-Exempt Reserves-Investor Class	NFS LLC FEBO ANDREA O ROGOFF TRUSTEE IRA ROSENBERG IRREVTRUST 4420 UNIVERSITY BLVD DALLAS, TX 75205-1639	467,910.0300	5.98%

Tax-Exempt Reserves-Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	34,988,829.9200	92.38%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Tax-Exempt Reserves-Liquidity Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	2,884,251.1600	7.62%

Tax-Exempt Reserves-Retail A Class	JOHN C STOWE C/O LUTCO BALL BEARINGS 677 CAMBRIDGE ST WORCHESTER, MA 01610-2631	1,496,560.8900	12.37%

Tax-Exempt Reserves-Retail A Class	PHILIP S KASTEN & CAROLYN KOSS KASTEN JT TEN 6 AZALEA LN NASHUA, NH 03062-1894	879,833.3100	7.27%

Tax-Exempt Reserves-Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	28,277,104.2500	99.05%

Treasury Reserves- Class A	THE BANK OF NEW YORK ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1381	6,621,786.4000	9.70%

Treasury Reserves- Adviser Class	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBURROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE, NC 28246-0001	20,000,000.0000	59.41%

Treasury Reserves- Adviser Class	BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS, TX 75202-3908	75,032,011.6400	31.18%

Treasury Reserves- Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	17,038,755.2200	59.97%

Treasury Reserves- Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	42,716,661.4700	30.77%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Treasury Reserves- Daily Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	34,277,402.1200	99.94%

Treasury Reserves- Institutional Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS, TX 75202-3908	81,693,344.0000	98.28%

Treasury Reserves- Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	88,805,049.5500	33.64%

Treasury Reserves- Institutional Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	73,550,559.3200	25.70%

Treasury Reserves- Institutional Class	BANK OF AMERICA OF TEXAS NA CUST GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST TX1-609-21-01 DALLAS, TX 75202-3908	5,000,000.000	20.99%

Treasury Reserves- Institutional Class	RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN: ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY, NJ 07306-4001	49,100,839.2700	17.14%

Treasury Reserves- Investor Class	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN: MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	38,044,856.9900	55.75%

Treasury Reserves- Investor Class	RIDGE CLEARING & OUTSOURCING SOLUTIONS ATTN: ROBERT WALSH 2 JOURNAL SQUARE PLZ FL 3 JERSEY CITY, NJ 07306-4001	22,198,511.5000	32.53%

Treasury Reserves- Investor Class	THE BANK OF NEW YORK ATTN: FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE, NY 13057-1381	6,621,786.4000	9.70%

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Fund/Share Class	Shareholder Account Registration	Share Balance	Percentage of Class
Treasury Reserves- Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	73,993,304.2000	67.43%

Treasury Reserves- Liquidity Class	BANK OF AMERICA NA SWP DISBURSEM NC BANK OF AMERICA NA SWEEP/AUTOBURROW 101 N TRYON STREET ONE INDEPENDENCE CENTER CHARLOTTE, NC 28246-0001	75,000,000.0000	29.07%

As of November 30, 2009, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
CA Tax-Exempt Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	68,305,552.5200	68.56%

Cash Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	80,087,505.7940	43.97%

Connecticut Municipal Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	65,408,545.2600	84.12%

Daily Cash Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	89,107,292.2800	90.76%

Government Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	61,959,387.1900	28.51%

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Fund	Shareholder Account Registration	Share Balance	Percentage of Fund
Government Plus Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	26,568,145.9000	47.56%

Government Plus Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	71,979,408.3600	43.42%

Massachusetts Municipal Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	74,994,491.3900	67.85%

Massachusetts Municipal Reserves	NATIONAL FINANCIAL FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY ST 1 WORLD FINANCIAL CTR ATTN MUTUAL FUNDS 5TH FLR NEW YORK, NY 10281-1003	22,957,781.6100	30.34%

Money Market Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	86,084,944.9200	58.93%

Municipal Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	55,818,515.9900	40.07%

New York Tax-Exempt Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	25,881,796.4800	76.67%

Tax-Exempt Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	32,926,369.8300	77.46%

Treasury Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191	79,837,108.9700	26.05%

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STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities at December 23, 2009 for the Daily Cash Reserves, as described in the Report of Independent Registered Public Accounting Firm, has been audited by PricewaterhouseCoopers LLP.

Please note that, on or about May 1, 2010, the BofA Funds’ names have each changed by replacing “Columbia” with “BofA” including the Daily Cash Reserves whose name changed from “Columbia Daily Cash Reserves” to “BofA Daily Cash Reserves” . In addition, as indicated above: the Advisor has changed its name from “Columbia Management Advisors, LLC” to “BofA Advisors, LLC”; the Distributor has changed its name from “Columbia Management Distributors, Inc.” to “BofA Distributors, Inc.”; and the previous transfer agent, “Columbia Management Services, Inc.”, has been replaced with the current Transfer Agent, “Boston Financial Data Services, Inc.” References to such entities in the following report should be adjusted accordingly.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of BofA Funds Series Trust:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Columbia Daily Cash Reserves (part of BofA Funds Series Trust, hereafter referred to as the “Fund”) at December 23, 2009, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

December 29, 2009

111

STATEMENT OF ASSETS AND LIABILITIES

December 23, 2009
Assets:
Cash	$100,000

Total Assets	$100,000

Net Assets	$100,000

Paid-in Capital	$100,000

Trust Class Shares:
Net assets	$100,000
Shares outstanding	100,000
Net asset value per share	$1.00

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NOTES TO FINANCIAL STATEMENT

1.	ORGANIZATION OF THE TRUST

BofA Funds Series Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 23, 2009, the Trust is comprised of one series: Columbia Daily Cash Reserves (the “Fund”). Eleven other unseeded series have been registered under the 1940 Act. The Fund offers one class of shares: Trust Class shares. Trust Class shares are offered continuously at net asset value. The Trust may issue an unlimited number of Trust Class shares. As of December 23, 2009, the Fund had no significant operations other than matters relating to the organization of the Trust and the issuance of 100,000 Trust Class shares to FIM Funding, Inc.

The Fund seeks current income, consistent with capital preservation and maintenance of a high degree of liquidity.

2.	FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, LLC (“CMA”) is the investment adviser to the Fund. CMA receives a monthly investment advisory fee at the annual rate of 0.25% of the Fund’s average daily net assets.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with CMA. Under the Services Agreement, CMA provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of certain accounting and financial reporting services provided by State Street Bank and Trust Company, the custodian of the Fund’s assets. Under the Services Agreement, the Fund reimburses CMA for out-of-pocket expenses.

CMA also serves as the administrator of the Fund. CMA receives a monthly administration fee at the annual rate of 0.15% of the Fund’s average daily net assets, less the fees payable to CMA by the Fund under the Services Agreement.

Columbia Management Services, Inc. serves as the Fund’s transfer agent.

Columbia Management Distributors, Inc. (“CMD”) serves as the distributor of the Fund’s shares.

The Fund has adopted a shareholder administration plan (“Administration Plan”) for the Trust Class shares. Under the Administration Plan, the Fund pays a monthly shareholder administration fee at the annual rate of 0.10% of the average daily net assets attributable to the Fund’s Trust Class shares. These fees are intended to compensate CMA, CMD and/or eligible selling and/or servicing agents for the shareholder administration services they provide.

CMA has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed the annual rate of 0.20% of the Fund’s average daily net assets. CMA, in its discretion, may revise or discontinue this arrangement at any time.

CMD has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees, as applicable) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for the Trust Class shares of the Fund. In addition, CMA has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the CMD reimbursement of the Trust Class

113

NOTES TO FINANCIAL STATEMENTS—(Continued)

shares expenses for the Fund is fully utilized. These reimbursements are voluntary and may be modified or discontinued by CMA or CMD at any time.

CMA is entitled to recover from the Fund any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement under this arrangement if such recovery does not cause the Fund’s expenses to exceed the expense limitations in effect at the time of recovery.

CMA has agreed to pay, and not seek reimbursement for, the organization expenses of the Trust.

3.	SIGNIFICANT RISKS AND CONTINGENCIES

Legal Proceedings

BofA Funds Series Trust is not party to any regulatory proceedings or litigation.

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the SEC (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor or affiliated entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $375 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $375 million in settlement amounts described above, of which approximately $90 million has been earmarked for certain Columbia Funds and their shareholders, is being distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC on December 27, 2007. Distributions under the distribution plan began in mid-June 2008 and the distribution earmarked for the Columbia Funds and their shareholders has been substantially completed.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including Banc of America Capital Management, LLC (“BACAP,” now known as Columbia Management Advisors, LLC) and BACAP Distributors, LLC (now known as Columbia Management Distributors, Inc.) (collectively “BAC”), Nations Funds Trust (now known as Columbia Funds Series Trust) and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative

114

action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases. On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs’ counsel as approved by the court. The stipulation has not yet been presented to the court for approval.

115

NOTES TO FINANCIAL STATEMENTS—(Continued)

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the BofA Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•	AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•	AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

•

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

•

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

•	CI rating is reserved for income bonds on which no interest is being paid.

•

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•

SP-1. Notes rated SP — 1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•	SP-2. Notes rated SP — 2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

•

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•	A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

•

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•	MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•	CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•	C bonds are in imminent default in payment of interest or principal.

•

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•	F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•	F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•	B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•	D obligations are in actual or imminent payment default.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

Please note that, on or about May 1, 2010, the Advisor changed its name from “Columbia Management Advisors, LLC” to “BofA Advisors, LLC”. On or about that same date, the Funds changed their name from the “Columbia Funds” to the “BofA Funds”. References to “Columbia Management Advisors, LLC” or “CMA” in the policy below should, therefore, refer to “BofA Advisors, LLC” or the “Advisor”, and references to the “Columbia Funds” should, therefore, refer to the “BofA Funds”.

Columbia Management Advisors, LLC (“CMA”) — Proxy Voting Policy

Last Review Date:	March 2009
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment groups (particularly, Equity and Chief Investment Officer’s Office), as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the Columbia Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. CMA has established a Proxy Committee which is responsible for overseeing the proxy voting process.

The specific responsibilities of the Proxy Committee and scope of its oversight are described in the Proxy Committee’s charter.

CMA’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming that the proxy matter does not present a potential conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B—Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, CRM identifies companies with which CMA has a significant business relationships and Proxy Referrals of such companies will be voted consistent with CMA’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which CMA has a significant business relationship the relevant CMA investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the Proxy Committee, the Chairperson of the Proxy Committee, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, CMA will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of

[1]

Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits – Delegation of Proxy Voting to an Independent Third Party

From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.

PROXY VOTING GUIDELINES

A. CMA’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the Proxy Committee consider voting the proxy other than according to such Guidelines and provide information as the Proxy Committee may request. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the Proxy Committee.

6.	Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.

7.	Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts Officer.

Monitoring/Oversight

CRM and/or Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.

Recordkeeping

CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.

APPENDIX A—CMA’s Proxy Voting Policy CMA’S VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

•	Established governance standards and guidelines.

•	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

•	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

•

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

•

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

•

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•

Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

CMA generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

CMA will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’s categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for antitakeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

Change in Fund’s Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

CMA will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

Appendix B: Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[2]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[3]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

2	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
3	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

Appendix C: CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR, AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations — Proxy Department

or

In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee

APPENDIX C — DESCRIPTION OF STATE CONDITIONS

California

The following information relates specifically to the California Tax-Exempt Reserve of the Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of the State of California (California or the State) and local agencies in California available as of the date of this Statement of Additional Information. Further, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

General Economic Factors.

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

In the May Revision of the 2008-09 Governor’s Budget released on May 14, 2008 (the 2009-10 May Revision), the California Department of Finance (the Department of Finance) projected that the California economy would contract sharply in calendar year 2009 and grow slowly in 2010, with the State’s unemployment rate increasing in both years.

The national and California economies have slowed further since the 2009-10 May Revision, although there have been an increasing number of signs that the rate of decline is moderating. As of September 2009, unemployment in the State was approximately 12.2%, compared to approximately 7.8% percent in September 2008. The U.S. unemployment rate for September 2009 was approximately 9.8%.

California, as the rest of the nation, is in a severe economic recession. Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009. The 1.8% decline in personal income in the first quarter of 2009 was the largest in California in 40 years. The decline in the second quarter, however, was considerably smaller.

Taxable sales fell sharply in California in the first half of 2009. The total assessed valuation of property in the State is lower in fiscal year 2009-10 than it was in the prior fiscal year. This is the first year-to-year decline in such Statewide total since the State began keeping records in 1933. California’s unemployment rate increased from approximately 6.1% at the start of 2008 to approximately 12.2% in September 2009.

The weak economy resulted in a dramatic reduction in California tax revenues during 2008 and 2009. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. After protracted negotiations, the California Legislature adopted the February 2009 budget package on February 19, 2009, consisting of revisions to the 2008 Budget Act and the Initial 2009 Budget Act. The package was signed by the Governor on February 20, 2009. This package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing. See “The California Budget” below.

By May 2009, continued economic decline with a consequent reduction of revenues, plus the failure of various budget measures placed before the voters at a May 19, 2009 special election ballot, led the Governor to announce that the budget gap for the period through June 30, 2010 was still projected to be more than $22 billion (and subsequently increased to $24 billion). The budget for fiscal year 2008-09 approved by the Governor on February 20, 2009, as amended by revisions enacted on July 28, 2009, together with other related legislation (collectively, the Amended 2009 Budget Act), addressed the $24 billion budget gap projected at the time of its adoption through a combination of revenue enhancements (which were included in the Initial 2009 Budget Act), and significant cuts in a wide variety of programs.

The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of California’s cash resources to pay the State’s obligations, requiring the State to first defer certain payments and then issue registered warrants in order to manage its cash resources. As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board (PMIB) voted to significantly curtail loans from the State’s Pooled Money Investment Account (PMIA), thereby postponing or stopping thousands of infrastructure projects Statewide. The PMIA customarily funded such loans to provide temporary funding for projects and programs prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

Governor Schwarzenegger also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. If the three-day per month furlough remains in effect for all of fiscal year 2009-10, it is projected to reduce General Fund payroll expenditures by approximately $1.278 billion or 14% of General Fund payroll expenditures. Various litigation has been brought challenging the furlough program that, if successful, could adversely affect California’s financial condition.

The Legislature adopted a number of bills on or before September 11, 2009 in the current regular legislative session and in a special session of the Legislature dealing with fiscal matters.

Recent Developments

On September 30, 2009, the California Supreme Court denied California’s petition for review of the appeals court decision in the case entitled Shaw v. Chiang, which had overturned provisions in the Budget Act for the 2007-08 fiscal year adopted on August 24, 2007 (together with other related budget legislation, the 2007 Budget Act), authorizing use of certain sales and use taxes on vehicle fuels to offset certain transportation-related costs in the General Fund. The matter has been remanded to the trial court for further proceedings consistent with the appeals court decision. The Amended 2009 Budget Act included use of such sales and use taxes for similar purposes, totaling up to $1 billion. See “The California Budget” below.

On September 30, 2009, the Department of Finance obtained preliminary data on revenue collections for personal income taxes in the month of September 2009 suggesting a shortfall in quarterly estimated payments of nearly $1 billion, or approximately 33% below Department of Finance projections. Some portion of the shortfall could result from incomplete implementation by individuals of new tax policies and rules enacted in February 2009 and from adjustments to estimated tax payments in September 2009 based on final filings of returns for the 2008 tax year. The Department of Finance cannot predict if this apparent shortfall is indicative of full year results.

The Department of Finance recently released its Finance Bulletin for October 2009 (the October Bulletin), which describes September 2009 receipts on the agency cash basis. Results contained in the October Bulletin take into account the $3 billion reduction to the revenue forecasts contained in the 2009-10 May Revision described herein. This reduction is assumed to occur throughout fiscal year 2009-10 in amounts proportional to current major tax collections, but is not allocated among individual revenue line items. For September 2009, the unallocated revenue reduction was calculated at $331 million, reducing the total General Fund revenue forecast for September 2009 from $9.755 billion to $9.424 billion. Preliminary General Fund agency cash for September 2009 was $8.614 billion, or $810 million below the Amended 2009 Budget Act forecast, which includes the unallocated revenue adjustment. On the same adjusted basis, year-to-date revenues through September 2009 are $948 million below the $20.415 billion forecast.

The October Bulletin noted that September personal income taxes were approximately $1 billion, or approximately 19.4%, below 2009-10 May Revision projections (approximately $1.2 billion, or approximately 11.2%, below projections on a year to date basis). In addition, the October Bulletin stated that September 2009 sales and use tax collections were approximately $53 million, or approximately 2.4%, below projections (approximately $302 million, or approximately 4.5%, below projections on a year to date basis). The October Bulletin also noted that September 2009 corporation taxes were approximately $189 million, or approximately 10.8%, below projections (approximately $61 million, or approximately 3.0%, below projections on a year to date basis).

Legislation enacted November 4, 2009 (SB X7 2) authorizes submission to the voters at the Statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Funds generated by bond sales may be used for a wide variety of purposes including improvement of California’s water supply systems, drought relief, and groundwater protection.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service (Moody’s), Standard and Poor’s Ratings Services (S&P) and Fitch Ratings (Fitch), assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In July 2009, Fitch lowered its rating assigned to California’s general obligation bonds from A-minus to BBB, and Moody’s lowered its rating assigned to California’s general obligation bonds from A2 to Baa1. S&P currently maintains its A rating on California general obligation bonds. All three rating agencies have California debt on a negative watch. It is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change its respective rating on California general obligation bonds in the future.

California’s general obligation bonds currently are rated low in comparison to the other rated states in the nation. Lower ratings make it more expensive for the State to raise revenue and, in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Additional rating downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

California Finances.

General Fund. California’s moneys are segregated into its General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the California Treasury (the Treasury) and not required by law to be credited to any other fund, as well as earnings from the investment of California moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the California Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

Special Fund for Economic Uncertainties. The State maintains a Special Fund for Economic Uncertainties (SFEU), which is funded with General Fund revenues and which was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller (the Controller)

may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (California Government Code Section 16418) also contains a continuous appropriation authorizing the Controller to transfer the unencumbered balance in the General Fund to the SFEU as of the end of each fiscal year. If, however, at the end of any fiscal year in which it has been determined that there are revenues in excess of the amount that may be appropriated, as defined in subdivision (a) of Section 2 of Article XIII B of the California Constitution, such transfer shall be reduced by the amount of the excess revenues. The estimates of the transfer shall be made jointly by the State’s Legislative Analyst’s Office (the LAO) and the Department of Finance.

For budgeting and accounting purposes, any appropriation made from the SFEU, other than appropriations contained in California Government Code Section 16418, is deemed an appropriation from the General Fund. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

Budget Stabilization Account. Proposition 58, approved in March 2004, created the Budget Stabilization Account (the BSA) as a second budgetary reserve. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues (reaching a ceiling of 3% by fiscal year 2008-09) will be transferred by the Controller into the BSA no later than September 30 of each fiscal year unless the transfer is suspended or reduced as described below. These transfers will continue until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement will go back into effect whenever the balance falls below the $8 billion or the 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire Economic Recovery Bonds (ERBs) until a total of $5 billion has been used for that purpose. A total of $1.495 billion of such $5 billion amount has been applied to the retirement of ERBs. See “State Indebtedness – Economic Recovery Bonds” below. The 2007, 2008 and 2009 Budget Acts give the Director of Finance the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA, pursuant to the authority, they will not be replenished by a future fiscal year’s annual transfer unless the California Legislature, by statute, directs additional funds to be ‘transferred from the General Fund into the BSA. Separate from the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans to the General Fund, which must be repaid when the General Fund has available cash.

In light of the condition of the General Fund, the Governor issued an Executive Order on May 28, 2008, suspending the fiscal year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Governor’s Budget. Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the fiscal year 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to the BSA. There are currently no moneys in the BSA.

The California Budget.

The Budget Process. California’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are inured. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the Governor’s Budget). Under California law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor’s Budget, the California Legislature takes up the proposal. As required by the Balanced Budget Amendment (Proposition 58), beginning with fiscal year 2004-05, the California Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the California Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual budget act (each, a Budget Act) as approved by the California Legislature and signed by the Governor. Each Budget Act must be approved by a two-thirds majority vote of each house of the California Legislature. The Governor may reduce or eliminate specific line items in a Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each house of the California Legislature.

Appropriations also may be included in legislation other than a Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each house of the California Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges require only a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the California Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The estimates and projections contained in the prior, current and future budgets discussed in the following paragraphs are based on a variety of assumptions. There can be no assurances that the financial condition of California or otherwise will not be further materially adversely affected by actual conditions or circumstances, including but not limited to lower than expected revenues or higher than expected expenditures.

Budgets for Fiscal Years Prior to Fiscal Year 2007-08. During fiscal year 2001-02, following a half decade of strong economic and revenue growth, as the State and national economies fell into a recession and the stock markets dropped significantly, California experienced an unprecedented drop in revenues compared to the prior fiscal year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between fiscal year 2001-02 and fiscal year 2003-04, the State encountered severe budgetary difficulties due to reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these fiscal years included substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period, which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003, and the issuance of ERBs in the spring of 2004.

California’s economy rebounded during the 2004-05, 2005-06 and 2006-07 fiscal years, resulting in substantially higher General Fund revenues in each such fiscal year than had been projected at the start of the fiscal year. This allowed the budgets in these fiscal years to end with substantial positive balances (although the positive balance declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts and one-time measures, such as the securitization of tobacco settlement revenues and the sale of ERBs, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding fiscal years, but did include receipt of $525 million from the refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced more favorable results than were projected at the time the 2006 Budget

Act was signed. As a result of revised estimates for fiscal years prior to 2005-06 and improved economic results, which generated increases in tax revenues, the General Fund balance at June 30, 2006, was estimated to be approximately $3.487 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

Fiscal Year 2007-08 Budget. The 2007 Budget Act was adopted by the California Legislature on August 21, 2007, together with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the 2007 Budget Act, the Governor vetoed $943 million in appropriations from the General Fund, special funds and bond funds (including $703 million in General Fund appropriations). Under the 2007 Budget Act as originally enacted, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in fiscal year 2006-07. The 2007 Budget Act also included the largest reserve of any Budget Act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act disclosed a number of risks. By the time the 2008-09 Governor’s Budget was released on January 10, 2008, many of these risks had occurred, such that even the planned reserve was not expected to be sufficient to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the California Legislature, which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action. Under the 2007 Budget Act as originally enacted, General Fund revenues and transfers were projected to increase 6.0%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion.

Fiscal Year 2008-09 Budget. The 2008 Budget Act was adopted by the California Legislature on September 16, 2008, together with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the 2008 Budget Act, the Governor vetoed $714 million in appropriations from the General Fund, special funds and bond funds (including $510 million in General Fund appropriations). This was the longest delay by the California Legislature in adopting a budget in modern history.

The 2008 Budget Act, as originally enacted, resolved a $17.3 billion budget deficit (after implementation of $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the California Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion for fiscal year 2008-09, but projected a deficit of $1.0 billion in fiscal year 2009-10. Under the 2008 Budget Act as originally enacted, General Fund revenues and transfers were projected to decrease 1.0%, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion or 45% compared to the June 30, 2008 reserve. The February 2009 Budget Package made major changes to the 2008 Budget Act.

Since the enactment of the 2008 Budget Act, economic conditions in the State have worsened considerably. The 2009-10 Governor’s Budget projected that the State would end fiscal year 2008-09 with no reserve, compared to the original estimate of $1.7 billion contained in the 2008 Budget Act. Subsequent projections prepared for the 2009 Budget Act estimated a total reserve deficit at June 30, 2009, of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate. Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the California Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in 2008-09 and address the State’s cash shortage.

Fiscal Year 2009-10 Budget. The California Legislature passed on February 19, 2009, and the Governor signed on February 20, 2009, the Initial 2009 Budget Act that addressed the combined deficit of $41.6 billion in fiscal years 2008-09 and 2009-10. The Initial 2009 Budget Act also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

As the recession deepened throughout the spring, revenues continued to erode and the budget had again fallen out of balance. On July 1, 2009 the Governor declared a fiscal emergency and called a special session of the California Legislature to solve the new $24.3 billion deficit. The California Legislature passed on July 24, 2009, and the Governor signed on July 28, 2009, the Amended 2009 Budget Act. Under the Amended 2009 Budget Act, General Fund expenditures for fiscal year 2008-09 are projected at $91.5 billion, a decrease of $11.9 billion compared with 2008 Budget Act estimates. This primarily includes a decrease of $10.4 billion in expenditure reductions offset by, among other things, $2.8 billion of federal stimulus funds and $1.5 billion in increased taxes.

As part of the Amended 2009 Budget Act, the Department of Finance assumed that revenues in fiscal year 2009-10 would be $3.0 billion lower than the level assumed in the 2009-10 May Revision forecast. The Department of Finance also revised revenues prior to 2008-09 upward by an increase of $1.3 billion to account for a prior-year adjustment that affects the beginning balance, and reduced 2008¬09 revenues by $1.8 billion, for an aggregate reduction over all fiscal years of $3.5 billion. The change for fiscal years prior to 2008-09 is related to the 2008 Budget Act provision that imposed a 20% penalty for corporations that understate their tax liability by $1 million or more. The penalty revenues, which were received in 2008-09 but attributable to prior years, resulted in a positive $1.3 billion prior-year adjustment to corporation tax revenues for years prior to 2008-09. The Department of Finance assumed a $1.8 billion reduction to revenues in fiscal year 2008-09 from the 2009-10 May Revision forecast based on the trends seen in May and June tax collections. For fiscal years 2008-09 and 2009-10, the revenue reductions were not allocated to any specific revenue source.

The Amended 2009 Budget Act and the State’s cash management plan are based on a variety of assumptions. In the event actual circumstances or conditions differ from those assumptions, the State’s financial condition could be materially adversely impacted. The Amended 2009 Budget Act provides for a reserve of $500 million.

Actions that may be taken by California’s Legislature or Governor in the current or future years to address California’s current or future budget deficits cannot be predicted. Future California budgets will be affected by national and State economic conditions and other factors over which the Fund has no control. Additional information concerning California’s budget and financial condition may be obtained from the State’s Department of Finance website at http://www.dof.ca.gov, and California’s LAO at http://www.lao.ca.gov. Information provided on these websites is not incorporated as part of this Statement of Additional Information.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act in February 2009 (ARRA), which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides approximately $330 billion in aid to states, approximately $170 billion for federal projects and non-state aid, and approximately $287 billion of tax relief.

The California Recovery Task Force (the Recovery Task Force) estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in State aid and an additional $30.2 billion in tax relief. The Recovery Task Force believes that over the 18 month course of ARRA, Californians can expect to see a $19.5 billion investment in health and human services, $11.8 billion investment in education, $5.2 billion investment in labor and workforce development, and $4.7 billion investment in transportation infrastructure. The Amended 2009 Budget Act includes an estimated $4.9 billion of federal stimulus revenues being available to offset General Fund expenditures in the 2009-10 fiscal year.

State Indebtedness.

The California Treasurer (the Treasurer) is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

General Obligation Bonds. The California Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the California Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal of and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are (1) the ERBs, supported by a special sales tax, and (2) veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. As of October 1, 2009, the State had outstanding $68,362,254,045 aggregate principal amount of long-term general obligation bonds, of which $58,532,634,045 were payable primarily from the State’s General Fund, and $9,829,620,000 were self-liquidating bonds payable first from other special revenue funds. As of October 1, 2009, there were unused voter authorizations for the future issuance of $54,525,414,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. (See “Commercial Paper Program” below.) Of this unissued amount, $1,341,710,000 is for general obligation bonds payable first from other revenue sources.

Under California law, the State must pay the principal of any general obligation bonds (except for the ERBs) that are subject to optional or mandatory tender and that are not remarketed or, if applicable, purchased by financial institutions that provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has in the past been done through internal loans from the State’s PMIA. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of November 10, 2009, $1,116,960,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Bank Arrangements. In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over current market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Lease-Purchase Obligations. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. Such facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which certificates of participation are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the California Constitutional provisions that require voter approval. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, recent legislation provides California’s court system with increased fees to support up to $5 billion of lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. The State had $7,956,646,500 of General Fund-supported lease-purchase obligations outstanding as of October 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had $11,610,524,671 authorized and unissued lease-purchase obligations as of October 1, 2009.

Non-Recourse Debt. Certain California agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which obligations are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $53 billion in aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of June 30, 2009.

Future Issuance Plans. Between November 2006 and August 2009, voters and the California Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to about $64.8 billion as of October 1, 2009. In order to address the expenditure needs for these new authorizations, along with those that existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Amended 2009 Budget Act assumes that approximately $13.4 billion of general obligation bonds and $1.1 billion of lease revenue bonds will be issued in fiscal year 2009-10.

Disruptions in financial markets and uncertainties about the State’s budget condition have caused significant disruptions over the past year in the State’s bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, the State issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding ERBs). A few weeks later, the State took advantage of a new federal program called “Build America Bonds” (BABs) to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35% of the interest cost on the BABs. This will result in a net interest expense lower than that which the State would have had to pay for tax-exempt bonds at the same time and in the same amount. In October 2009, the State issued $2.825 billion of federally taxable general obligation bonds, of which $1.75 billion were BABs. The State subsequently issued additional general obligation bonds and lease revenue bonds as BABs, as well as tax-exempt and federally taxable issues which were not BABs. Additional BABs may be issued by the State through December 31, 2010 (unless Congress extends the program).

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations that may occur, the Treasurer has estimated that the aggregate amount of outstanding general obligation and lease revenue bonds based on current voter and legislative authorizations is estimated to peak at approximately $111.8 billion by June 2016, compared to the current total outstanding amount of approximately $66.5 billion. The annual debt service costs on this amount of debt is estimated by the Treasurer to peak in fiscal year 2017-18 at approximately $9.75 billion compared to approximately $5.9 billion budgeted in fiscal year 2009-10. (These estimates do not include ERBs, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

There also have been proposed several new bond initiatives, including $9.3 billion for water, $23.9 billion for K-12 schools and higher education, and $7.7 billion for various lease revenue bond-funded programs. To the extent that voters approve additional general obligation bonds at future elections and the California Legislature authorizes additional lease revenue bonds consistent with those supported by the Governor, debt service would increase commensurately. In addition, in light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections for substantial new bond sales in the future, the ratio of debt service on general obligation and lease revenue bonds supported by the General Fund, to annual General Fund revenues can be expected to increase significantly in future years.

Economic Recovery Bonds. The California Economic Recovery Bond Act (Proposition 57) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except refunding bonds, which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of June 30, 2009, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). The Governor suspended both the 2008-09 and 2009-10 BSA transfers due to the condition of the General Fund.

Because of the sharp reduction in taxable sales as a result of the current economic recession, the one-quarter cent Special Sales Tax Revenues (SSTRs) collected from the one-quarter cent tax dedicated to repayment of the

ERB debt have decreased to a level that has provided very little coverage above the required debt service amounts. This has twice caused the State to temporarily access the coverage account (reserve fund) for the ERBs (which account has an approximate balance of $302 million) – once on December 24, 2008 in the amount of $13.3 million, to fill up a debt service account for January 1, 2009, and once on June 24, 2009 in the amount of $64.5 million, as required under the master indenture for the ERBs. In both instances, the coverage account was fully replenished by the end of the actual debt service period.

As reported by the State on June 25, 2009, the estimate of SSTRs for the semi-annual debt service period ending January 1, 2010, will not be sufficient to pay at least 100% of the estimated required semi-annual payments for the same period. Finance had estimated that SSTRs for the current period will be approximately $566,000,000, compared to estimated requirements to pay debt service and other expenses of $596,796,000, as estimated by the Treasurer. Actual sales tax receipts from May 2009 through August 2009 have averaged approximately 6% below the 2009-10 May Revision projections. To the extent that actual SSTRs continue to fall short of the State’s 2009-10 May Revision revenue estimate, the shortfall will increase.

The State restructured the ERBs to take account of the reduced levels of SSTRs by reducing annual debt service requirements, so as to restore positive coverage levels and reduce the likelihood of future draws on the coverage account. An ERB refunding bond issuance in the amount of $3,435,615,000.00 was issued on November 5, 2009.

Tobacco Settlement Revenue Bonds. In 1998, the State signed a settlement agreement (the Master Settlement Agreement or MSA) with the four major cigarette manufacturers (the participating manufacturers or PMs). In 2004, two of the four original PMs merged. Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and Sari Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the settling participating manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the Tobacco Securitization Law), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (Series 2003A Bonds). A second sale of the remaining 43.43% of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (Series 2003B Bonds). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The California Legislature is not obligated to make any such requested General Fund appropriation.

In August 2005, the Series 2003B Bonds were refinanced with a series of refunding bonds (Series 2005A Bonds), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund. In March 2007, the state completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which were used

(i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys were used for General Fund expenses in 2007-08.

Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2% of the market share they held in 1997 to the non-participating manufacturers (NPMs) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2% threshold for the specified calendar year payment.

The PMs made this assertion of market share loss in 2005, 2006 and 2007 for the calendar years 2003, 2004 and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. In April 2008, the PMs made this assertion for the 2006 calendar year, and a final decision in favor of the PMs was issued at the end of March 2009. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs’ annual payments for those years. As a result, the tobacco settlement revenues due to the State in April 2006 were reduced by $50.9 million, in April 2007 by $44 million, in April 2008 by $33.9 million and in April 2009 by $32.8 million (which represented receipts from 2005, 2006, 2007 and 2008, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007, 2008 and 2009 was in excess of the required debt service payments. In February 2009, the 2005 NPM adjustment was released from the disputed payments account to the States as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment rather than one for each state.

Flood Litigation Settlement. In 2006, the State settled a lawsuit (referred to as the Poterno case) arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for 10 years; the payments are subject to annual appropriation by the California Legislature. The California Legislature has included the required annual installment in each Budget Act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

Obligations in Connection with Proposition 1A. The Amended 2009 Budget Act provides for State borrowing, pursuant to Proposition 1A (as defined herein), of approximately $1.935 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues (plus interest at a rate to be determined by the Director of Finance, and certain other amounts) no later than June 2013. Legislation implementing the borrowing in the Amended 2009 Budget Act provides authority to local governments to sell their right to receive State repayment to a joint powers authority, which would issue bonds backed by the State’s repayment obligation. The repayment obligation will include interest and issuance costs for the joint powers authority bonds.

On November 19, 2009, the California Statewide Communities Development Authority, a joint powers authority, issued $1,895,000,000 of bonds which are secured by the State’s obligation to make payments pursuant to Proposition 1A of 2004.

Cash Flow Borrowings. As part of its cash management program, California has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (RANs or Notes) in 22 of the last 23 fiscal years. In fiscal year 2008-09, the State issued $5.5 billion of RANs, which matured and were paid prior to June 30, 2009. On September 29, 2009, the State issued $8.8 billion of RANs which are scheduled to mature in May and June 2010. If the State determines that additional cash resources are needed for its cash management program during fiscal year 2009-10, the State may seek additional external borrowing. If the State expects it can repay such additional borrowing by June 30, 2010, it would issue additional RANs. The State also may issue Revenue Anticipation Warrants (RAWs) maturing in the current or the succeeding fiscal year. The issuance of RAWs would result in adding cash resources to the Unapplied Money in the General Fund, which could permit the State to pay its obligations in the current fiscal year, including any RANs issued in fiscal year 2009-10. The State also is authorized to issue Refunding RAWs to refund maturing RAWs. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

Inter-fund Borrowing. Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the Controller is required to notify the Governor and the PMIB (comprised of the Director of Finance, the Treasurer and the Controller). The Governor may then order the Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. In general, when moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary/Legal Basis Annual Report of the Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the PMIA. This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund.

Sources of Tax Revenues.

In fiscal year 2007-08, approximately 90% of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes and sales and use taxes. The following are brief summaries of the major sources of tax revenues in California.

Personal Income Tax. The California personal income tax, which accounted for 53% of General Fund revenues and transfers in fiscal year 2007-08, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1% to 9.3%. For tax years 2009 and 2010, the rates will range from 1.25% to 9.55%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (AMT), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the California Franchise Tax Board indicates that the top 1% of taxpayers paid 48.1% of the total personal income tax in tax year 2007.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1% surcharge on taxable income over $1 million in addition to the 9.3% rate (9.55% for tax years 2009 and 2010). The surcharge became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8% and as little as 4.5% of General Fund revenues over the past 10 years. The Amended 2009 Budget Act assumes that capital gains will account for 5.5% of General Fund revenues and transfers in fiscal year 2008-09 and 3.6% in fiscal year 2009-10.

Sales and Use Tax. The sales and use tax (referred to herein as the sales tax), which accounted for 26% of General Fund revenues and transfers in fiscal year 2007-08, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in this State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Corporation Tax. The corporation tax accounted for 12% of General Fund revenues and transfers in fiscal year 2007-08. Corporation tax revenues are derived from the following taxes: (1) the franchise tax and the corporate income tax, which are levied at an 8.84% rate on profits; (2) an additional 2% tax on the net income of banks and other financial corporations; (3) the AMT, which is imposed at a rate of 6.65%; (4) a minimum franchise tax of up to $800 imposed on certain corporations subject to the franchise tax; (5) a 1.5% tax on profits of sub-Chapter S corporations; and (6) fees paid by limited liability companies, which account for approximately 2.8% of corporation tax revenue.

Insurance Tax. The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits. The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $349 million spread over several years; the impact is estimated to be $15 million in fiscal year 2008-09, $212 million in fiscal year 2009-10 and $121 million in fiscal year 2010-11.

Estate Tax; Other Taxes. The State estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the Economic Growth and Tax Relief Reconciliation Act) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25% in calendar year 2002, 50% in calendar year 2003, and 75% in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

Special Fund Revenues. The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (1) receipts from tax levies that are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products; (2) charges for special services to specific functions, including such items as business and professional license fees; and (3) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees accounted for 34% of all special fund revenues in fiscal year 2007-08. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2007-08, approximately $8.6 billion was derived from the ownership or operation of motor vehicles. Approximately $3.4 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products. As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of $0.87 per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows: (1) $0.50 is deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs; (2) $0.25 is allocated to the Cigarette and Tobacco Products Surtax Fund, which moneys are appropriated for anti-tobacco education and research, indigent health services and environmental and recreation programs; (3) $0.10 is allocated to the State’s General Fund; and (4) the remaining $0.02 is deposited into the Breast Cancer Fund.

Constitutional Provisions Affecting Revenues and Appropriations.

The following are brief summaries of the major constitutional and legislative actions that have affected tax levying and collections by State and local governments in California:

Article XIIIA. In 1978, California voters approved Proposition 13, which enacted Article XIIIA of the California Constitution (Article XIIIA) and which, as amended, generally caps the maximum real property tax that may be imposed on real property to 1%, caps annual increases in assessed property values at 2%, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Article XIIIA also gave the California Legislature responsibility for allocating the remaining proceeds of the property tax.

Article XIIIB. In 1979, California voters approved Proposition 4, the so-called “Gann Initiative,” which added Article XIIIB to the California Constitution (Article XIIIB). Article XIIIB was amended by the voters in June 1990 through their approval of Proposition 111. Article XIIIB limits the annual appropriations of the State and of any city, county, school district, authority or other political subdivision of the State to the level of the appropriations limit for the prior fiscal year, as adjusted annually for changes in the cost of living, population and cost of services rendered by the governmental entity. The “base year” for establishing such appropriation limit is fiscal year 1978-79. Increases in appropriations by a governmental entity are also permitted (i) if financial responsibility for providing services is transferred to the governmental entity, or (ii) for emergencies, so long as the appropriations limits for the three years following the emergency are reduced to prevent any aggregate increase above the Constitutional limit. Decreases are required where responsibility for providing services is transferred from the government entity.

Appropriations of an entity of local government subject to Article XIIIB include generally any authorization to expend during the fiscal year the proceeds of taxes levied by the State or other entity of local government, exclusive of certain State subventions, refunds of taxes, benefit payments from retirement, unemployment insurance and disability insurance funds. Appropriations subject to limitation pursuant to Article XIIIB do not include debt service on indebtedness existing or legally authorized as of January 1, 1979, on bonded indebtedness thereafter approved according to law by a vote of the electors of the issuing entity voting in an election for such purpose, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects and appropriations by the State of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990, levels. “Proceeds of taxes” include, but are not limited to, all tax revenues and the proceeds to any entity of government from (i) regulatory licenses, user charges and user fees to the extent such proceeds exceed the cost of providing the service or regulation, (ii) the investment of tax revenues and (iii) certain State subventions received by local governments. Article XIIIB includes a requirement that if an entity’s revenues in any year exceed the amount permitted to be spent, the excess must be returned by revising tax rates or fee schedules over the subsequent two fiscal years.

Proposition 62. In 1986, California voters approved Proposition 62 (Proposition 62), which requires a super-majority approval of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds of the electorate must approve any special tax for specific purposes.

Proposition 98. In 1988, California voters approved Proposition 98 (Proposition 98) as an amendment to the California Constitution, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the California Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one-year period. The fiscal year 2004-05 budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the Constitutional guarantee. This suspended amount was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenues increased the fiscal year 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the fiscal year 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers Association, which has been settled. The State agreed to retire the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. The total estimated maintenance factor balance was $65.5 million at the end of fiscal year 2007-08, which maintenance factor balance is required to be restored in future years as economic conditions improve.

Article XIIIC and Article XIIID. In 1996, California voters approved Proposition 218, entitled the Right to Vote on Taxes Act (Proposition 218), which enacted Article XIIIC (Article XIIIC) and Article XIIID (Article XIIID) to the California Constitution. Article XIIIC and Article XIIID contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges. The interpretation and application of certain provisions of Proposition 218 will ultimately be determined by the courts with respect to some of the matters discussed below. It is not possible at this time to predict with certainty the future impact of such interpretations.

Article XIIIC requires that all new local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes, even if deposited in a general fund, require a two-thirds vote. Article XIIIC further provides that any general purpose tax imposed, extended or increased without voter approval after December 31, 1994, may continue to be imposed only if approved by a majority vote in an election which must be held within two years of November 5, 1996. Article XIIIC also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees and charges were imposed. Article XIIIC expands the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power. This extension of the initiative power is not limited by the terms of Article XIIIC to fees imposed after November 6, 1996, and, absent other legal authority, could result in the retroactive reduction in any existing taxes, assessments, fees or charges. Assessments, fees and charges are not defined in Article XIIIC, and it is unclear whether these terms are intended to have the same meanings for purposes of Article XIIIC as for Article XIIID described below. If not, the scope of the initiative power under Article XIIIC potentially could include any general fund local tax, assessment or fee not received from or imposed by the federal or State government or derived from investment income.

Article XIIID also added several new provisions relating to how local agencies may levy and maintain assessments for municipal services and programs. These provisions include, among other things, (i) a prohibition against assessments which exceed the reasonable cost of the proportional special benefit conferred on a parcel, (ii) a requirement that the assessment must confer a special benefit, as defined in Article XIIID, over and above any general benefits conferred, and (iii) a majority protest procedure which involves the mailing of a notice and a ballot to the record owner of each affected parcel, a public hearing and the tabulation of ballots weighted according to the proportional financial obligation of the affected party. Assessment is defined in Article XIIID to mean any levy or charge on real property for a special benefit conferred on the real property.

Proposition 1A. On November 2, 2004, California voters approved Proposition 1A (Proposition 1A), which amended the California Constitution to reduce the State’s authority over major local government revenue sources. Under Proposition 1A, the State may not (i) reduce local sales tax rates or alter the method of allocating the revenue generated by such taxes, (ii) shift property taxes from local governments to schools or community colleges, (iii) change how property tax revenues are shared among local governments without two-third approval of both houses of the California Legislature, or (iv) decrease vehicle license fee revenues without providing local governments with equal replacement funding. Beginning, in fiscal year 2008-09, Proposition 1A permits the State to shift a limited amount of local government property tax revenue to schools and community colleges if certain conditions are met, including: (a) a proclamation by the Governor that the shift is needed due to a severe financial hardship of the State and (b) approval of the shift by the California Legislature with a two-thirds vote of both houses. In the event of such a shift, the State is required to repay local governments for their property tax losses, with interest, within three years. Proposition 1A does allow the State to approve voluntary exchanges of local sales tax and property tax revenues among local governments within a county. Proposition 1A also amends the California Constitution to require the State to suspend certain State laws creating mandates in any year that the State does not fully reimburse local governments for their costs to comply with the mandates; provided, however, that such provision does not apply to mandates relating to schools or community colleges or to mandates relating to employee rights.

The purpose of Proposition 1A is to increase and stabilize local government revenues. Proposition 1A could also, however, result in decreased resources being available for State programs. Such a decrease, in turn, could affect actions taken by the State to resolve budget difficulties, including increasing State taxes, decreasing spending on certain State programs or even suspending or otherwise circumventing Proposition 1A in order to appropriate local government revenues. See “State Indebtedness – Obligations In Connection with Proposition 1A” above.

Future Initiatives. Article XIIIB, Article XIIIC, Article XIIID, Proposition 62, Proposition 98 and Proposition 1A were each adopted as measures that qualified for the ballot pursuant to the State’s Constitutional initiative process. From time to time other initiative measures could be adopted, affecting the ability of the State to increase or apply revenues and to make or increase appropriations.

Litigation.

The State is continually a party to numerous legal proceedings, many of which could have an adverse impact on the State’s financial condition. Pending litigation currently includes, but is not limited to, cases involving issues related to taxes, environmental matters, health care, tribal gaming, transportation, education, and the State’s prison system, all of which, if decided adversely to California, could result in significant General Fund expenditures or otherwise impact the ability of the State to raise revenues.

Local Governments.

The primary units of local government in California are the 58 counties (the Counties), which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for providing many basic services within the State, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., taxes devoted to a specific purpose) without two-thirds voter approval. Proposition 218, which enacted additional Constitutional amendments in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. See “Constitutional Provisions Affecting Revenues and Appropriations – Article XIIIA” and – “Article XIIIC and Article XIIID” above.

Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services. In the aftermath of the approval of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the California Legislature reduced the post-Proposition 13 aid to local government entities, other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the California Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the state-local agreement) in connection with the 2004 Budget Act. One change related to the reduction of the vehicle license fee (VLF) rate from 2% to 0.65% of the market value of the applicable vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was offset by an increase in the amount of property tax revenues received by the cities and counties. This worked to the benefit of local governments, because the such offset amounts annually increased in proportion to the growth in secured roll property tax revenues, which had historically grown at a higher rate than VLF revenues. This arrangement continues without change in the 2009 Budget Act.

Pursuant to statutory changes made in conjunction with the 2009 Budget Act, the VLF rate will increase from 0.65% to 1.15% effective May 19, 2009. Of this 0.50% increase, 0.35% will flow to the General Fund and 0.15% will support various law enforcement programs previously funded by the General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year. See also “State Indebtedness – Obligations In Connection with Proposition 1A” and “Constitutional Provisions Affecting Revenues and Appropriations – Proposition 1A.”

Economic, Political, Social and Environmental Conditions.

Changes in economic, political, social or environmental conditions on a local, State, federal and/or international level may adversely affect California’s financial condition, as well as investment risk generally. Such conditional changes may include (but are not limited to) fluctuations in business production, consumer prices or financial markets, unemployment rates, technological advancements, shortages or surpluses in natural resources or energy supplies, changes in law, social unrest, fluctuations in the crime rate, political conflict, acts of war or terrorism, environmental damage and natural disasters.

Connecticut

The following information, based on information publicly available as of December 8, 2009, is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York City. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades. Connecticut had a population count of 3,405,565 in April 2000, an increase of 118,449, or 3.6%, from 1990. The mid-2008 population in Connecticut was estimated at 3,501,252, up 0.3% from a year ago, compared to increases of 0.3% and 0.9% for New England and the United States, respectively. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated slower output growth in the early 2000s, but expanded at a 2.8% pace in 2007, surpassing the New England growth rate and the national growth rate (2.8% growth to 2.0% growth, respectively). Employment has gained approximately 66,800 jobs by late 2007 since it bottomed out in the third quarter of 2003 and the unemployment rate has generally been lower than the national rate.

State Budgetary Process

The State’s fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

State General Fund

The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds.

The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

Budget for Fiscal Years 2009-2010 and 2010 -2011. On June 3, 2009, the General Assembly adjourned its regular 2009 session without adopting a fiscal year 2009-2011 biennial budget. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-2010 and 2010-2011 fiscal years which was subsequently vetoed by the Governor.

The State continued to run its operations pursuant to Executive Orders which were issued by the Governor. Authorization to pay debt service on the State’s general obligation bonds remained unaffected. The Executive Orders directed all department heads and executive branch employees to limit purchases of goods and services and directed all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administer justice and protect the public health and safety. The Executive Orders covered the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009.

In a special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget, Public Act No. 09-3 of June 2009 Special Session, for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million.

The enacted biennial budget raises net revenues from three major resources: 1) Grants from the ARRA, 2) transfers from other State funds to the State’s General Fund and securitizations, and 3) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11. Major revenues from transfers of other State funds to the State’s General Fund and securitizations include (i) transferring Budget Reserve Funds by $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and (ii) securitizing $1,290.7 million in fiscal year 2010-11 as amended by Public Act No. 09-7 of the September 2009 Special Session. The significant tax changes include: (i) an increase in the highest income tax rate to 6.5% from 5% for those with taxable incomes over $1 million for joint filers, $800,000 for heads of households, and $500,000 for single filers and married people filing separately, raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11; (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on companies that have (1) $100 million or more in annual gross income in those years and (2) tax liability that exceeds the $250 minimum, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11; (iii) an increase in the cigarette tax rate from $2.00 per pack to $3.00 per pack, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11; (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the sales and use tax rate to 5.5% from 6%, and (2) a reduction in the estate and gift tax. The reduction of the sales and use tax rate effective January 1, 2010 is expected to result in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulate monthly financial statement issued by the Comptroller before January 1, 2010 indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund for fiscal year 2009-10, the tax rate will remain at 6%. If any cumulate monthly financial statement issued after January 1, 2010, and on or before June 30, 2010, indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund, the tax rate will remain at 6%. On the estate and gift taxes, the enacted law will (i) increase the threshold for the value of an estate or gift subject to the estate and gift taxes from $2 million to $3.5 million; (ii) reduce the marginal tax rates by 25%; and (iii) eliminate the tax cliff. These three measures will reduce revenues by approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units including wage freezes and a Retirement Incentive Plan are expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs include (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both Healthcare for UninSured Kids & Youth A and B, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions include cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designated to improve kindergarten through grade three reading is eliminated, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

In additional, the budget for fiscal year 2010-11 requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that will result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations as discussed above. The budget also requires the Treasurer and the Secretary of the Office of Policy Management to

jointly develop a plan to sell assets of the State that will result in net proceeds of up to $15 million to be used as general revenues of the State during the 2009-10 fiscal year and $45 million to be used as general revenues of the State during 2010-11 fiscal year. In addition, the budget for fiscal year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 requires a reduction of $515.2 million of expenses form budgeted amounts.

The budget was $852.4 million below the expenditure cap in fiscal year 2009-10 and $587.0 million below the expenditure cap in fiscal year 2010-11.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of October 15, 2009, there was $10.708 billion of direct general obligation bond indebtedness outstanding.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, certain items are excluded or deducted, such as refunded indebtedness and borrowings payable solely from the revenues of a particular project. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. As of February 1, 2009, the State’s aggregate indebtedness was below 80% of the statutory debt limit.

Ratings. The State’s most recent tax-exempt general obligation bond issue (December 3, 2009) was rated Aa3 by Moody’s Investors Service, AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings. There can be no assurance that these ratings will remain in effect in the future. Moody’s and Fitch have revised the credit outlook on the State’s General Obligation Debt to “Negative” from “Stable”. S&P has maintained its “Stable” credit outlook on the State’s General Obligation Debt.

Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority, and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund for which the State has limited contingent liability. The State has also undertaken certain limited or contingent liabilities to assist municipalities. The State has made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service loans to finance child care facilities and has certain other contingent liabilities for future payments.

Litigation

The State, its officers and employees, are defendants in numerous lawsuits, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position. There are, however, several legal proceedings which, if decided adversely against the State either individually or in the aggregate may require the State to make material future expenditures or may impair revenue resources. It is neither possible to determine the outcome of these proceedings, either individually or in the aggregate, nor to estimate the possible effects adverse decisions may have on the future revenue sources of the State.

Local Government Debt

General. Numerous governmental units, including cities, towns and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

	Debt Category	Multiple
(i)	all debt other than urban renewal projects, water pollution control projects, school building projects and funding of an unfunded past benefit obligation	2 1/4
(ii)	urban renewal projects	3 1/4
(iii)	water pollution control projects	3 3/4
(iv)	school building projects	4 1/2
(v)	funding of an unfunded past pension benefit obligation	3
(vi)	total debt, including (i), (ii), (iii), (iv) and (v) above	7

MASSACHUSETTS

Massachusetts Municipal Reserves’ ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer’s ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW YORK

The following section relates specifically to New York Tax-Exempt Reserves. The information about New York State (the State) and its municipalities, including, in particular, New York City (the City), constitutes only a brief summary of a number of complex factors that may affect issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all conditions that may adversely affect issuers of New York municipal bonds. This summary derives from official statements used in connection with the preparation of State and City budgets and the issuance of municipal bonds by the State, the City and other municipalities, from the official updates to such statements, from public statements by State and City officials, and from other publicly available documents.

We have not independently verified this information and assume no responsibility for its completeness or accuracy.

The following synopsis does not include all of the information pertaining to the budget, receipts and disbursements of the State or the City that would ordinarily be included in State- or City-issued public documents, such as an official statement prepared in connection with the issuance of State general obligations bonds. Such official statements, and any related updates or supplements, are available by request from the State budget office or at websites maintained by State and City agencies.

New York State

The nation-wide recession since December 2007 and particularly the crisis in the financial sector since September 2008 have significantly affected earlier budget projections and overall economic outlook for the State. Recent data indicate that the New York State economy deteriorated more quickly during the first half of 2009 than had been anticipated by the State Division of the Budget (DOB), according to DOB’s November 3, 2009 Annual Information Statement Update ( the Information Statement Update), which updates the May 15, 2009 Annual Information Statement (Information Statement).

The current fiscal year began on April 1, 2010 and ends on March 31, 2011 (State Fiscal 2010-11, and each such April 1 to March 31 cycle a State Fiscal Year). Projections by DOB for the first few months of State Fiscal 2009-10 took into account a deteriorating outlook for the financial services industry.

As we have noted in previous Statements of Information, national and international changes in the financial sectors have a disproportionate effect on the State and City. The City is the nation’s leading center of banking and finance. As a result, the banking and finance sectors are far more important to the economic well-being of New York State than that of other states or the nation as a whole. Poor performance in these sectors nationally and internationally translates into decreases in the City and the State’s revenue base.

The securities industry, which has a disproportionate effect on the State and the City, has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, State wages fell 15.0% in the first quarter of 2009, about two percentage points greater than was predicted in the Information Statement, and the largest quarterly decline in wages in the history of the Quarterly Census of Employment and Wages (QCEW) data. The unprecedented decline in State wages estimated for the first quarter of 2009 largely reflects the impact of securities industry losses on bonus compensation. DOB now projects a decline of 5.8% in total State wages for 2009, which would also be the largest annual decline in the history of QCEW data. Financial market weakness in early 2009, along with a steep decline in high-value real estate market transactions, has also resulted in a downward revision to the level of capital gains realizations estimated for the current year.

Many other complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s financial planning. These forces may impact the State unpredictably from fiscal year to fiscal year and are, in turn, impacted by governments, institutions, and events that are not subject to the State’s control. The State’s budget is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of changes in the national and State economies.

The State Legislature approved Governor David Paterson’s proposed budget for State Fiscal 2009-2010 (the Enacted Budget) on April 28, 2009. On the basis of the Enacted Budget, DOB is responsible for preparing the State Fiscal 2009-10 Enacted Budget Financial Plan (the Enacted Plan), evidencing the actions of the Legislature and Governor of the State through April 1, 2010. DOB also issues a mid-Fiscal Year update of the financial plan, which was published on October 30, 2009 for this State Fiscal Year (the Updated Plan). The Updated Plan includes estimates for State Fiscal 2009-10, and projections for State Fiscal 2010-11 through State Fiscal 2012-13.

The Enacted Plan and Updated Plan contain estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are premised upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, changes in federal law and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Plan.

The State accounts for income and spending by fund where the activity takes place (such as the General Fund and All Governmental Funds), and purpose (such as state operations). The General Fund receives the largest portion of State tax revenue and all income not earmarked for a particular program or activity. It is used to account for all financial transactions except those that State law mandates separate accounting for in a specialized fund. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. Since the State Constitution requires the General Fund to be balanced on a cash basis, the Enacted and Updated Plans focus discussion and analysis on the General Fund.

The All Governmental Funds category covers activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds. Estimates for the All Governmental Funds pool State funds and federal grants across the four fund types, providing the most comprehensive view of the State’s finances. They exclude Fiduciary, Internal Services and Enterprise Funds.

New York State Budgetary Outlook

DOB’s outlook for the State economy calls for the current recession to end by the second half of 2010. However, there is significant downside risk to the projected timing and strength of the projected recovery, given the historically unprecedented decline in wages being witnessed during the current recession. DOB forecasts General Fund budget deficits for the current and two subsequent State Fiscal Years.

Governor Paterson convened the Legislature in a special session on November 10, 2009 (the November Special Session) to propose a Deficit Reduction Plan (DRP) for closing the State Fiscal 2009-10 shortfall. The proposed DRP consists of across-the-board reductions to most local aid programs ($1.3 billion); across-the-board reductions to State agency operating budgets ($500 million); enhanced audit and recovery activities in the areas of tax compliance and Medicaid fraud, including a tax amnesty program ($400 million); the transfer of available resources from the Battery Park City Authority ($300 million); a franchise payment for the video lottery terminal (VLT) development rights at Aqueduct Racetrack ($200 million); transfers of certain available resources from other funds of the State and public authorities ($175 million); and other actions ($200 million).

DOB estimates that approximately $2.3 billion of the $3.2 billion in DRP proposals (or approximately 75%) will require the approval of the Legislature or other levels of government, or both. These include the reductions to local aid programs, use of authority resources, authorization for the tax amnesty program, and approval of the VLT franchise payment. DOB expects that approximately $800 million in DRP actions, including most of the reductions in State agency operations (with the exception of City University of New York (CUNY) can be implemented administratively.

The four-year Financial Plan projections by agency and Financial Plan category set forth in the Updated Financial Plan reflect only the impact of DRP actions that DOB believes can be implemented administratively. Actions that require the approval of the Legislature or other parties, such as the proposed reductions in local assistance spending, are not reflected in the detailed projections, but only displayed as a potential means to close the current-year deficit. DOB expects to reflect the multi-year impact of any DRP actions approved by the Legislature or other outside parties in the updated Financial Plan projections that will accompany the 2010-11 Executive Budget.

On December 2, 2009, Governor Paterson announced that he would meet with the Budget Director and the Comptroller to assess the State’s current cash-flow and revenue situation. The Governor is required by the State constitution to present the State Fiscal 2010-2011 budget to the Legislature no later than January 20, 2010.

On December 13, 2009, Governor Paterson stated that the State of New York is on the brink of fiscal disaster. The Governor said that the deficit stood at $21 billion, twice its original estimate, and that the State might be unable to pay all of its bills at the end of December 2009 because the State was running out of cash. The Governor also announced that he would unilaterally withhold $750 million in scheduled payments to schools and local governments, saying that such action was necessary to protect the State from insolvency. The Governor’s prior request to reduce state spending by $3.2 million failed, when the State Legislature only passed a bill for budgets cuts of approximately $2.7 billion. The reductions of 10-19% in aid will affect schools and social service providers, health insurance payments, and cities and counties throughout the state.

The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. The combined current services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37% of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. This is expected to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10 – or more than twice the last recession – are projected.

To help balance future budgets, the Enacted Plan set aside General Fund reserves, as it has in prior years. General Fund reserves include the Tax Stabilization Reserve, the Rainy Day Reserve Fund, the Community Projects Fund Reserve, the Contingency Reserve Fund, and reserves set aside for debt reduction and other matters. The State ended 2008-09 with a General Fund balance of $1.9 billion. The State expects to use approximately $570 million in available balances to finance operations in 2009-10, resulting in a projected year-end balance of $1.4 billion on March 31, 2010. The estimate assumes the successful implementation of the DRP to eliminate the current-year budget gap (now estimated at $3.2 billion) without the use of existing reserves.

Money currently identified for debt reduction may be used as part of the DRP, which would reduce the closing balance. Funds reserved by DOB for debt management purposes may also be spent during the 2009-10 fiscal year, depending on market conditions. The timing of payments reflects differences between planned and actual disbursements that occur in any fiscal year. Approximately $163 million in payments that were planned to occur in 2008-09 are now budgeted in 2009-10. The State manages its cash balances to meet these payments.

The current recession has spread far beyond Wall Street. DOB now projects significant declines in every sector of the economy except for education, health care and social assistance. Falling U.S. corporate earnings is reducing the demand for the State’s business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32% between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67%

In light of this economic context, there can be no assurance that (a) legislative or administrative actions will be sufficient to eliminate the current State Fiscal Year shortfall without the use of existing reserves, (b) receipts will not fall below Updated Plan projections, requiring additional budget-balancing actions in the current State Fiscal Year, and (c) the gaps projected for future State Fiscal Years will not increase materially from the projections set forth herein.

General Fund

DOB has made a number of substantive revisions to the General Fund receipts and disbursements forecasts contained in the Information Statement. By DOB’s most recent estimate as reported in the Updated Plan, the General Fund closing balance for State Fiscal 2009-10 will be $1.4 billion. DOB also projected the current-State Fiscal Year General Fund shortfall to be $3.2 billion. The projected General Fund balance assumes that the shortfall will be eliminated through legislative measures, administrative measures, or both, without the use of existing reserves. The State will need to take administrative measures in order to comply with its State constitutional mandate to balance the General Fund on a cash basis.

Key factors contributing to the current budget gap include a $2.6 billion downward revision in projected General Fund tax receipts compared to DOB’s estimates at the outset of the State Fiscal 2009-10. Budget gaps for subsequent years are also expected to increase as a result of continuing declines in tax revenues, with projected shortfalls of $6.4 billion for State Fiscal 2010-11 and $14.3 billion for State Fiscal 2011-12. State Fiscal 2010-11 projections also reflect an anticipated decline of $2.3 billion in General Fund receipts and simultaneous increase of $5.7 billion in disbursements from the current State Fiscal Year.

DOB’s downward revisions in expected tax collections are due almost entirely to a reduction in personal income tax (PIT) collections. In addition, the anticipated increase in PIT collections due to the high income surcharge has not fully materialized as expected, although some of the shortfall may be due to timing. In the absence of the surcharge enacted in 2009-10 and other law changes, it is estimated that PIT liability for 2009 would have fallen 14.5%. DOB’s Updated Plan estimates that General Fund PIT receipts will be $2.6 billion less in State Fiscal 2009-10 and $2.9 billion less in State Fiscal 2010-11 than initial Enacted Plan projections. General Fund business tax receipts are $174 million less for State Fiscal 2009-10 and $211 million less for State Fiscal 2010-11 than Enacted Plan projections.

On March 24, 2009, the State Executive Branch announced that it would implement a Workforce Reduction Plan (WRP). DOB expects that the WRP will result in a State workforce reduction equivalent to approximately 8,700 employees, and will generate savings of approximately $160 million in 2009-10 growing to over $300 million in 2010-11. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-09 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-10, this portion of the workforce is expected to be reduced to 128,803 positions, a reduction of 7,687. DOB’s plans to reflect the impact of the approved plans in the First Quarterly Update to the Financial Plan. There can be no assurance that the WRP will achieve the level of savings projected in the Financial Plan.

The credit crisis has also adversely affected municipal bond issuers’ ability to issue bonds. Since the State finances much of its capital spending through loans from the General Fund or the Statewide Transportation Improvement Program, which it repays through proceeds from the sale of bonds, continued weakness in the municipal bond markets is expected to result in increased costs in the General Fund and a weakened overall cash position. DOB projections assume that the State will have limited access to the bond market, at least for the rest of the year. Current projections reflect that the level of State-supported debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 through 2011-12. However, the State has entered into a period of significantly declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the State is now expected to exceed the debt outstanding cap in 2012-13 by approximately $300 million. The State expects to propose actions in the 2010-11 Executive Budget in order to stay within the statutory limitations.

General Fund disbursements, including transfers to other funds, are estimated to total $54.6 billion in the current fiscal year. Revisions to the operating forecast, based on updated information, have increased estimated spending by approximately $100 million, but these changes are more than offset by the expected implementation of the administrative spending reductions in the DRP. Changes in Health Care (including Medicaid) comprise the most significant spending revisions across the plan period. The Health Care Reform Act (HCRA) is expected to provide additional financing of State Medicaid costs that would otherwise have been paid for by the General Fund ($37 million in 2009-10; $3 million in 2010-11; $18 million in 2011-12, and $61 million in 2012-13) based on revised operating projections. Securing Federal approval of a State Plan Amendment related to certain long-term care initiatives is now expected to occur too late to provide savings in the current year, but will provide savings next year, if approved (a cost of $29 million in the current year and savings of $29 million in 2010-11).

Other revisions to the health care forecast over the Updated Plan period include: additional costs in the current year for the payment of prior-year liabilities under the human services cost-of-living adjustment ($27 million); increased spending for the Family Health Plus (FHP); Employer Buy-In program to provide premium subsidy payments for child care workers ($8 million in 2010-11; $16 million in 2011-12; and $14 million in 2012-13); annual reductions attributable to projected Medicaid costs for services provided through the mental hygiene system ($70 million in 2009-10; $57 million in 2010-11; and $20 million annually thereafter); and elimination of budgeted savings from a proposed assessment on out-of-State insurers that was ultimately not approved by the Legislature ($135 million annually starting in 2010-11).

In summary, according to the Updated Plan, net General Fund receipts for the current State Fiscal Year are expected to total $54.6 billion. State Fiscal 2010-11 General Fund receipts are projected to total $60 billion and State Fiscal 2011-12 receipts, $55.3 billion. A significant portion of these amounts are in the form of tax income. State Fiscal 2009-10 tax receipts are expected to total $47.1 billion, of which $30.5 billion is expected to derive from PIT, $10.3 million from user taxes and fees, $5.3 million from business taxes, and $1.0 billion from other taxes. Other sources of General Fund receipts are expected to include $68 million in federal grants, and $1.4 billion in transfers from other funds.

On the other end of the balance, the Updated Plan projects that total disbursements for the current State Fiscal Year will be $54.6 billion, including $36.8 billion in grants to local governments, $8.5 billion for state operations, $3.9 billion for “general state charges”, and $5.4 billion for transfers to other funds. This represents an increase of $3 million over actual State Fiscal 2008-09 General Fund spending. Disbursement figures reflect increased State General Fund spending primarily in several areas. The spending growth is driven by, among other things, Medicaid, including the State-financed cap on local Medicaid spending; pensions; education; employee and retiree health benefits; and human services programs. The four reported categories of General Fund disbursements are described in greater detail, below. Total disbursements are expected to be $60.3 billion in State Fiscal 2010-11 and $69.7 billion in State Fiscal 2011-12.

Grants to Local Governments Grants to local governments are predominantly in the form of Medicaid and school aid. The State share of Medicaid is financed with a combination of General Fund and HCRA resources. Also, the Federal government is financing an additional share of Medicaid costs through December 31, 2010, which temporarily lowers the State’s costs for the program.

The General Fund growth trends over the plan period are affected by the availability of HCRA resources and the expiration of Federal aid. General Fund spending for Medicaid is expected to more than double over the next two years, growing by $2.5 billion in 2010-11, $5.0 billion in 2011-12, and another $1.1 billion in 2012-13. These estimates reflect the loss of the enhanced Federal Medical Assistance Percentage (FMAP) provided through the ARRA that is expected to reduce State share spending in 2009-10 and 2010-11 (through December 31, 2010).

The number of Medicaid recipients is expected to grow to 4.81 million in 2010-11, an increase of 9.8% from the estimated 2009-10 caseload of 4.38 million.

Projected school aid spending reflects expected increases in foundation aid, universal pre-kindergarten expansion, and expense-based aids such as building aid, transportation aid, and excess cost aids. On a school year basis, school aid is projected at $22.5 billion in 2010-11, $24.2 billion in 2011-12, and $26.3 billion in 2012-13.

State Operations

State operations account for the cost of running the executive, legislative, and judicial branches of government – for instance, costs of increasing the number of full-time judges, of filling vacant public health positions, and for maintaining inmates at correctional facilities. Personal service costs (e.g., State employee payroll) comprise two-thirds of State operations spending. The remaining one-third represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

State operations spending is expected to total $8.9 billion in 2010-11, an annual increase of $462 million (5.4%). In 2011-12, spending is projected to grow by another $181 million (2.0%) to a total of $9.1 billion, followed by another $128 million (1.4%) for a total of $9.3 billion in 2012-13. The personal service projections reflect both the impact of ratified labor contracts and potential spending for unions that have yet to reach agreements (with costs calculated assuming settlements comparable to those already reached); the workforce reduction initiatives; salary adjustments for performance advances, longevity payments and promotions; and adjustments to staffing levels. Inflationary increases for non-personal service costs are expected to result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders.

General State Charges General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the executive, legislative and judicial branches, as well as fixed costs for taxes on public lands and litigation costs. Fringe benefits include pensions and health insurance, among other things. The annual increase in General State charges is mostly attributable to rising costs of employee health benefits and higher costs relating to employer pension contributions.

GSCs are projected to total $4.4 billion in 2010-11, $5.1 billion in 2011-12 and $5.9 billion in 2012-13. The annual increases are due mainly to anticipated cost increases in the State’s pension contribution for State employees and retirees.

Transfers to Other Funds Of the Updated Plan’s allocation of an expected $5.4 billion to other funds, $2.3 billion is expected to go towards the State’s share of Medicaid payments, $1.7 billion towards debt service, $525 million toward capital projects, and $925 million towards other purposes.

In future State Fiscal Years, transfers to other funds will total an estimated $6.4 billion in State Fiscal 2010-11 (an increase of about $1 billion over current State Fiscal Year projections) and $7.3 billion in State Fiscal 2011-12. These amounts are dedicated to the State’s share of Medicaid payments, debt service, capital projects such as Dedicated Highway and Bridge Trust Fund projects, mental hygiene, Medicaid payments for State facilities, judiciary funds and others. The most significant increases are to mental hygiene spending and increased support for the Dedicated Highway and Bridge Trust Fund.

DOB also expects to decrease spending in certain areas, netting an overall downward revision in General Fund disbursements of $22 million as compared to earlier State Fiscal 2009-10 projections.

Aside from the amounts noted above, the Updated Plan does not set aside specific reserves to cover potential costs that could materialize as a result of federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

State Operating Funds

The State Operating Funds include both the General Fund and spending from other funds supported by assessments, tuition, HCRA resources and other non-Federal revenues.

DOB estimates that the State will end State Fiscal 2009-10 with a State Operating Funds balance of $3.2 billion. This balance consists of $1.4 billion in the General Fund, which assumes the successful implementation of the DRP to eliminate the current-year budget gap (now estimated at $3.2 billion) without the use of existing reserves. Money currently identified for debt reduction may be used as part of the DRP, which would reduce the closing balance.

State Operating Funds receipts are expected to total $75.1 billion in the current State Fiscal Year, $57.3 billion of which are expected to derive from taxes, $17.7 billion from miscellaneous receipts, and $69 million from federal grants. DOB expects receipts for State Fiscal 2000-11 to remain around the same level as current year receipts at $78.9 billion, including $61.3 billion from taxes, $17.6 billion from miscellaneous receipts, and $61 million from federal grants. In State Fiscal 2011-12, receipts will again rise, to total $81.3 billion, $63.4 billion of which are expected to come from taxes.

The Updated Plan projects that State Operating Funds disbursements will total $80.0 billion for State Fiscal 2009-10, $49.2 billion of which is attributable to the General Fund, $25.9 billion to other State funds, and $5.1 billion to Debt Service Funds.

All Governmental Funds

All Governmental Funds spending is the broadest measure of spending, which includes State operating funds, capital spending, and federal grants. Disbursements attributable to this fund are expected to total $133.2 billion in State Fiscal 2009-10, an increase of $12.4 billion from the prior State Fiscal Year. Of these amounts, $80.0 billion are earmarked for State operating funds, $8.1 billion for capital projects funds and $45.2 billion for federal operating funds.

On the other hand, all Governmental Funds receipts are projected to total $128.9 billion in the current State Fiscal Year, an increase of $12.2 billion over the prior State Fiscal Year, but a decrease of $1.6 billion from the Enacted Plan’s initial projections. The $128.9 billion figure is comprised of $59.4 billion in tax receipts, $48.1 billion in federal grants, and $21.4 billion in miscellaneous receipts. All Governmental Funds receipts are expected to total $133.6 billion for State Fiscal 2010-11 and $130.7 billion for State Fiscal 2011-12.

Reserves and Risks

The estimated $1.4 million General Fund closing balance consists of $1.2 billion in undesignated reserves (including the Tax Stabilization Reserve Fund, Rainy Day Reserve Fund, and Contingency Reserve Fund) and $145 million in designated reserves (including amounts reserved for debt reduction and the Community Projects Fund). The General Fund closing balance also factors in $400 million in expected expenditures this State Fiscal Year to finance the costs of labor settlements, $72 million to the Community Projects Fund, and $73 million for debt management. The total amount drawn down from reserves is expected to be $1.2 billion.

Current projections for total amounts drawn down from reserves in coming State Fiscal Years are $114 million for State Fiscal 2010-11 (reflecting no amounts drawn from the debt reduction reserve, $151 million from prior year reserves) and $36 million for State Fiscal 2010-11 (reflecting no amounts drawn from the debt reduction reserve and prior year reserves and $98 million from the Community Projects Fund). State Fiscal 2009-10 projections reflect the inclusion of a $400 million reserve for potential labor settlements with State employee unions that have not agreed to new contracts in the current round of bargaining, but actual costs could exceed these estimates.

DOB’s projections are subject to many complex economic, social and political risks and uncertainties, many of which are beyond the ability of the State to control. Among other things, risks include performance of the national and State economies, the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; access to the capital markets in light of the disruption in the municipal bond market; litigation against the state, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances and changes in aid levels.

The Updated Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to: the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of wage and bonus activity on State tax collections in fiscal year 2009-2010; increased demand in entitlement and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the municipal bond market; litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain tax actions authorized in the budget, the method of calculating the local share of FMAP, and a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. Such forces may affect the Updated Financial Plan unpredictably from fiscal year to fiscal year.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, approval and implementation of the DRP; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of certain available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year and outyears.

Additional revenue risk factors include those relating to continued fallout from the financial sector meltdown, which could cascade into other sectors of the economy and reduce employment, wages and related withholding and tax revenues; faster-than-expected deterioration in real estate markets due to the continued credit crunch, which could negatively impact capital gains realizations; failure of measures taken by the federal government to bolster the banking industry and credit markets; and further declines in taxable sales and business tax collections. In addition, the real estate transfer tax forecast could be negatively affected as downward trends in the financial services sector continue and consumer credit becomes less available. The decline in real estate prices in some areas of the State will depress collections, while the number of high value commercial property sales in New York City is expected to decline from prior years. Finally, the estate tax, which is primarily a tax on the value of real estate stocks and bonds, could be negatively affected by the value of these assets.

Based on the updated forecasts in the Updated Financial Plan, debt outstanding and debt service costs over the plan period are expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap is expected to decline from $6.8 billion in 2009-10 to $52 million in 2012-13. The current projections represent a decline in projected debt capacity as compared to the First Quarterly Update, which estimated that about $762 million in capacity would be available in 2012-13. The revisions primarily reflect the timing of bonding for CUNY and economic development purposes, as offset by a slightly improved forecast for State personal income in future years. The changes to the debt reform projections over the last few quarters demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. Measures to adjust capital spending and debt financing practices may be needed for the State to stay in compliance with the legal debt limit.

An additional risk is the potential cost of collective bargaining agreements and salary increases for judges (and possibly other elected officials) in 2009-10 and beyond. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added costs of approximately $250 million through 2010-11 (assuming a retroactive component for fiscal years prior to 2009-10), and $140 million in both 2011-12 and 2012-13. DOB has included a spending reserve to finance the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for New York State Correctional Officers and Police Benevolent Association. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges.

There can be no assurance that the Legislature or other parties will approve actions (a) on the timetable assumed in the Updated Financial Plan, (b) at levels sufficient to close the estimated budget gap in the current year, or (c) that the administrative savings to close the gap, such as those described above relating to State agency operations, will be achieved at the level estimated in the Updated Financial Plan.

Finally, ongoing risks associated with the national economy include a return to higher energy costs and the potential impact on inflation, combined with increasing unemployment, an adverse national labor market and possible further interest rate cuts by the Federal Reserve. The Enacted Plan does not set aside specific reserves to cover potential costs that may materialize from federal disallowances or other federal actions that could adversely affect the State’s projections of receipts and disbursements.

New York City

New York City, with a population of more than 8.3 million, is an international center of business and culture. The City has a highly diversified economic base. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Apparel and printing account for the bulk of manufacturing activity. As a major hub and focal point for international business, the City serves as headquarters to many major, multinational corporations with extensive foreign operations. Additionally, the City is the nation’s leading tourist destination.

Economic activity in the City has gone through periods of growth and recession and such periods can be expected to continue in the future. The City experienced a recession in the early 1970s through the middle of the decade and then a period of expansion in the late 1970s through the late 1980s. A subsequent recession followed in the early 1990s, followed again by economic expansion that continued through 2001. The City experienced a large scale economic slowdown that began in the aftermath of the September 11, 2001 attacks on the World

Trade Center. This slowdown coincided with the national economic recession and downturn in the securities industry. Although the City’s economy revived and performed well for several years, with Wall Street generating near-record profits of $20.9 billion in 2006, in 2007, the industry began experiencing another slowdown. Since September, 2008, credit has tightened, financial institutions have written off billions in bad debt and posted record losses, home prices have fallen nation-wide and begun to weaken in the City, Wall Street and other industries have announced large number of layoffs, and many consumers have keenly felt the effects of inflation in energy and food prices. City projections for the coming year are equally pessimistic. The City’s initial financial forecasts for the year assumed that the City and nation would experience a brief recession. Updated projections for the coming three City Fiscal Years, published in November 2009, indicate that the City expects the downturn to continue through those years.

In addition to the effects of international and national economic conditions, the City’s fiscal health is affected by the fiscal health of the State, since the City continues to receive significant financial assistance from the State for its normal operations. State aid contributes to the City’s ability to balance its budget and meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected or that any such delays or reductions will not adversely impact the City’s cash flow or expenditures.

The City is also affected by the issuance of debt, both by itself and by certain other entities, for the benefit of the City. As discussed in the section on New York State, above, municipal bond markets have been slow to nonexistent, and bonds that are sold are subject to high interest rates. At the federal level, budget negotiation processes could result in reductions or delays in the receipt of federal grants. Such delays would have additional adverse effects on the City’s cash flow or revenues.

City fiscal years end on June 30th (each, a City Fiscal Year) and are referenced by the calendar year when the City Fiscal Year ends. The Mayor first submits a preliminary budget in January and then the executive budget in late April or early May. Following debate by the City Council, relevant laws require that the budget be adopted by June 30th of each year. The City must prepare a four-year annual financial plan and submit it to the New York State Financial Control Board (the State Control Board) in January or February of each year (the annual financial plan submitted in January 2009, the City Financial Plan). The City Financial Plan covers financial activity by the City and certain entities that receive funds from the City. The City Financial Plan was adopted on June 24, 2009 for the current City Fiscal Year ending June 30, 2010 (City Fiscal 2010). Each year’s financial plan includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps. Generally in October, near the middle of each City Fiscal Year, the City prepares a comprehensive annual financial report describing any necessary modifications to the City Financial Plan. This City Fiscal Year’s updated report was published on November 16, 2008 (the Updated City Plan).

Historically, the City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. Despite a large anticipated budget gap in the current City Fiscal Year, the City reports that it does expect to be able to balance the budget through City Fiscal 2010. The practice of balancing the budget one year at a time is only possible for so long as the City has a budget surplus. In light of current economic conditions, the City is planning both tax increases and reductions in services. There can be no assurance that in future City Fiscal Years, the City will be able to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs. Any increase in taxes or a reduction in City services could adversely affect the City’s economic base.

Overview

Initial forecasts by the City and the Review of the Financial Plan of the City of New York for City Fiscal 2010-13, published by the State Control Board on March 18, 2009 (the Review) were restrained. The Review noted that the City had presented a balanced budget for City Fiscal 2010 with the use of prior-year surpluses, agency reduction programs, tax increases and federal stimulus funds.

The Review warned that with all of the prior-year surpluses now used and with the city projecting an almost $5 billion gap, balancing City Fiscal 2011 will be much more difficult. Over the four years of the financial plan, while City Fiscal 2010 is balanced, the City projects gaps of almost $5 billion in each of City Fiscals 2011 and 2012, growing to $5.6 billion in City Fiscal 2013. The City’s analysis shows possible lower revenue collections in both non-property and property taxes, as well as additional expenditures related to overtime costs and pollution remediation not accounted for in the City’s plan. The Review further noted that the labor concessions in the plan, which need legislative action, are outside the City’s control and, if not agreed to, will add to the City’s budget imbalance. The Review estimated these risks to add $74 million in City Fiscal 2010, $1.2 billion in City Fiscal 2011, $1.3 billion in City Fiscal 2012 and $1.3 billion in City Fiscal 2013 to the City’s projected multi-billion budget gaps.

With no prior-year surpluses left to be used, the Review warned that the City, as it has successfully done over the last two years, should develop actions that, while not needed to balance the budget in City Fiscal 2010, can be used to start to deal with the large City Fiscal 2011 problem. The outyear gaps continue due to a slumping economy, and growing costs for wages, pensions, health coverage, and debt service. With the City and the nation in the midst of a severe recession, the Review noted that the path to economic recovery will be long and uneven. City-fund revenues, which fall by $1.1 billion in City Fiscal 2010, begin to grow in City Fiscal 2011 with the recovery of the non-property taxes. To help restart the City’s stalled economy, the federal government is furnishing $4.2 billion in economic stimulus grants, targeted mostly at medical assistance and education programs.

Governor Patterson’s December 13, 2009 announcement that he would be withholding certain funds from schools and local governments means that New York City will not get approximately $84 million in municipal aid and school payments scheduled for December 15, 2009; an additional $107 million will be withheld across the state. Later this month, $560 million more in scheduled payments will be withheld. New York City Mayor Michael Bloomberg said the City was still studying the governor’s proposal, but it probably would not object to a plan for spending cuts, as long as they did not disproportionately affect the City.

Budget Gap

The Updated City Plan reports that as of November 2009, the City projected no budget gap through the end of City Fiscal 2010.

Revenues

The City derives its revenues from various local taxes, user charges and miscellaneous revenues as well as federal and State unrestricted and categorical grants. The City’s June forecast expected non-property tax revenues in 2010 to fall 11.2%, personal income tax revenues to decline 16.2%, and real property tax revenue to grow by 7.2%. Specifically, the Updated City Plan’s revised figures project that revenues will total $61.1 billion in City Fiscal 2010, $62.4 billion in City Fiscal 2011, and $63.9 billion in City Fiscal 2012. These revised figures reflect a downward revision from the June projections of $2.3 billion for the current City Fiscal Year, a $1.0 billion increase for City Fiscal 2011 and a $13 million increase in City Fiscal 2012.

Tax collections provide the largest portion of City fund revenues, and trends identified in the Review remain relevant. In City Fiscal 2010, total tax revenue is projected to be $36.0 billion. Figures for subsequent City Fiscal Years are comparable, with an expected $38 billion from taxes in City Fiscal 2011 and $41 billion in City Fiscal 2011. Non-property tax revenues (excluding audits) are expected to decline in City Fiscal 2010 given falling business profitability, job elimination and stagnation in income growth. Similarly, revenues from business taxes, real estate transaction taxes, personal income tax and sales tax are also expected to decline in the coming two

City Fiscal Years before rising once more in City Fiscal 2012. Revenue from property taxes, on the other hand, is expected to grow consistently.

The Updated City Plan includes a gap-closing program, and also includes Federal matching funds for Medicaid, savings in health benefits to be negotiated with unions, restoration of state revenue sharing to the City Fiscal 2008 level, an end to the $400 property tax rebate, and implementation of a sales tax increase program.

In 2010, personal income tax revenue is forecast to decline 20.4% (before Transitional Finance Authority retention), a decrease of $1.3 billion from the June 2008 Financial Plan. On a common rate and base, personal income tax revenue is forecast to decline 16.2% in 2010 to $6.3 billion. According to the Updated City Plan, sales tax revenue is forecast at $4.8 billion in 2010, a $700 million decrease from the June 2009 Financial Plan estimate.

In contrast, property tax revenues are expected to increase from $16.1 billion in the current City Fiscal Year to $17.1 billion in City Fiscal 2011 and $17.7 billion in City Fiscal 2012.

Certain State actions will also have an impact on City revenues. The State of New York Executive Budget has proposed several new State sales tax base broadeners that will flow through to the City’s sales tax base, all effective as of June 1, 2009. These base broadeners include a sales tax on entertainment-related and nonpublic transportation-related spending, on cable and satellite television and radio and a limitation on the capital improvement exemption, among several other revenue actions. Together, it is estimated that these base broadeners, if enacted, will increase City sales tax revenue by $198 million in 2010, $207 million in 2011 and $217 million in 2012.

Expenditures

City Fiscal 2010 expenditures are expected to total $61.1 billion, $66.6 billion in City Fiscal 2011 and $68.8 billion in City Fiscal 2012. The Updated City Plan projects that amounts allocated towards personal service (including salary and wages, pensions and fringe benefits) will be $36.6 billion, $37.0 billion and $37.0 billion in City Fiscal 2010, 2011 and 2012, respectively. City expenditures also go towards non-personal services (including medical assistance and public assistance) in projected amounts of $25.7 billion, $25.8 billion and $26.9 billion for the same three City Fiscal Years. Other expenditures are allocated towards general obligation and lease debt service. In each of City Fiscal Years 2010, 2011 and 2012, the City expects to allocate $300 million to the General Fund.

The City’s revised figures for the current City Fiscal Year include plans to spend approximately $8.6 billion on the Uniformed Forces, including $4.6 billion to the Police Department, $1.7 billion to the Fire Department, $1.0 billion to the Department of Correction, and $1.3 billion to the Department of Sanitation. In the subsequent two City Fiscal Years, expenditures for the Uniformed Forces are projected to be $8.5 billion and $8.6 billion, respectively.

Updated projections for Health and Welfare spending are $13.2 billion for the current City Fiscal Year, and $13.5 billion and $13.9 billion for each of City Fiscal 2011 and 2012, respectively. Allocations to Health and Welfare include those to the Administration for Children Services, Department of Social Services, Department of Homeless Services, and Department of Health and Mental Hygiene.

City expenditures towards “Other Mayoral” programs, including the public libraries, the Departments for the Aging, of Cultural Affairs, of Environmental Protection, of Finance, of Transportation, of Parks and Recreation, and many other departments are budgeted to be $6.0 billion. Subsidies to libraries and cultural institutions are expected to increase by 15% in each of City Fiscal 2010 and City Fiscal 2011.

Projected expenditures for the City University increased from June estimates of $705 million to current projections of $779 million. The Updated City Plan allocates $717 million to City University in City Fiscal 2011 and $719 million in City Fiscal 2012.

Spending for “All Other Mayoral”, a category that includes the Board of Elections, the Law Department, Department of Juvenile Justice, Department of Youth Services, the Taxi and Limousine Commission, and many others, is expected to be budgeted at $1.6 billion. Projected expenditures for “All Other Elected” officials (including the presidents of New York City boroughs, City Council members, district attorneys and others) are down from $437 million to $414 million.

A number of expenditure trends stemming from State actions that the Review identified remain relevant, including the decline in revenue collections for both non-property and property taxes, as well as additional expenditures related to overtime costs and pollution remediation.

Semi-Autonomous Agencies

The following public authorities and other entities have a financial relationship with the City that could affect the City during the financial plan period:

Department of Education The City Financial Plan had allocated $7.3 billion to the DOE for the current City Fiscal Year, which the Updated City Plan revised up by $124 million. In subsequent years, City funding for the DOE is now expected to be $7.9 billion in each of City Fiscal 2011 and City Fiscal 2012. Under the settlement of the Campaign for Fiscal Equity Lawsuit, the City must increase education funding by a total of $2.2 billion by City Fiscal 2011. It is unclear whether funding amounts will reach this benchmark level by the applicable deadline.

Health and Hospitals Corporation Health and Hospitals Corporation (HHC) expenditures are projected to grow faster than revenues, leading to budget gaps on an accrual basis. It is worth noting that the City supports implementing a cap on non-economic loss damages recoverable from public entities, a medical expense threshold, reform of the comparative negligence law, and implementation of joint and several liability. Such proposals are expected to save the City $152 million, with additional savings for HHC.

New York City Housing Authority New York City Housing Authority (NYCHA) expenses have outpaced recurring revenues in the past several years. To balance its current operating budget, the Review reported that NYCHA had used $400 million in federal funds intended for capital purposes and drawn down on another $400 million in reserves. To generate additional income, the agency also reduced staff, streamlined operations and raised rents. Even so, large budget gaps are expected in coming City Fiscal Years. To close these gaps, NYCHA has proposed raising rents for high-income tenants, which would require federal approval; closing community centers and senior centers; and selling or leasing vacant properties.

Off-Track Betting Corporation In the past several years, revenue for the Off-Track Betting Corporation (OTB) has not been sufficient to cover OTB expenses, State-mandated payments to localities, and to the racing industry. In November 2007, the Mayor stated that the City would not continue to subsidize OTB without fundamental reforms. The OTB Board began implementing a plan to end operations by June 16, 2008 and on June 17, 2008, the State approved legislation shifting financial responsibility and management of OTB to the State. OTB employees will continue to be covered by City retirement and health insurance plans and the City will continue to receive surcharge revenue from bets placed at the Aqueduct and Belmont racetracks. Under a separate agreement with the State, the City will receive $3.25 million annually for three years for allowing OTB to broadcast races on television channels dedicated to City use.

West Side Development The City created the Hudson Yards Infrastructure Corporation (HYIC) to redevelop the far West Side of Manhattan. HYIC is authorized to issue up to $3.5 billion in bonds to finance the No. 7 subway line extension and other improvements on the far West Side. In December 2006, HYIC issued $2 billion in bonds (the 2006 Bonds), with interest payments to begin in City Fiscal 2008. As development within the Hudson Yards Special District is not expected to generate enough revenues to cover principal and interest payments on the 2006 Bonds in the near term, the City Council has agreed to support the interest costs on up to $3 billion of the 2006 Bonds to the extent project revenues do not cover these costs. In the prior City Fiscal Year, revenue from investment earnings on unused 2006 Bonds proceeds, property taxes generated by improvements to residential properties, and the sale of development rights were enough to fully fund interest payments on the 2006 Bonds. However, the City Financial Plan assumes that the City will fund the full interest cost in subsequent years.

Construction on the $2 billion extension of the No. 7 subway line from the existing station at 41st Street and 8th Avenue to 34th Street and 11th Avenue is ongoing. A planned station at 41st Street and 10th Avenue is currently unfunded. There has been no agreement reached on whether any cost overruns associated with the extension would be funded by the Metropolitan Transportation Authority (the MTA), HYIC or the City.

Lower Manhattan Redevelopment Redevelopment of the World Trade Center site is far behind schedule. The Port Authority of New York and New Jersey (the PA) notes that it will need to develop new deadlines and cost estimates once it resolves a number of key issues. Current plans estimate that the Freedom Tower (Tower 1), originally scheduled to be completed in 2008, will not be completed before 2012; the memorial museum will not be completed before 2011; and Silverstein Properties will not complete construction on Towers 2, 3, and 4 before 2012. On May 11, 2009, it was announced that the Port Authority of New York and New Jersey was seeking to cancel the construction of World Trade Center Tower 5 altogether as part of an overall plan to halve the amount of office space available in the fully reconstructed World Trade Center to 5 million square feet.

Additionally, the PATH train station will not be completed before 2011, two years later than planned, and the cost projections have increased from $2.2 billion to $3.4 billion. The PA is exploring options to reduce the cost to $2.5 billion.

Lower Manhattan redevelopment delays could cost the State and City hundreds of millions of dollars in fines and fees and lost revenues.

Metropolitan Transportation Authority Projections for MTA budget gaps have grown by more than $400 million from City Fiscal 2008 to City Fiscal 2009 because of weak collections from real estate transaction taxes and faster-than-expected growth in energy costs. The Review reported that as of July 2008, budget gaps were expected to total 1.1 billion in City Fiscal 2009, $1.9 billion in City Fiscal 2010 and $2.1 billion in City Fiscal 2011.

To balance its budget, the MTA approved fare hikes and service cuts in March 2009 and intends to seek additional operating assistance from the City and State. Governor Paterson appointed a commission (the MTA Commission) to identify new sources of funding for the MTA’s operating and capital budgets for the next ten years.

As of December 2009, the MTA’s revenue projections are running $200 million below what had been expected, while the agency is coping with $143 million in cuts in state financing. The $200 million was to have come from a payroll tax for transit that was part of the authority’s rescue package, which the New York State Legislature approved in May 2009. As of December 7, 2009, the State budget division had not been able to determine whether the lower-than-expected transit tax figures were related to timing and compliance or to broader economic factors. Authorities for the MTA have said that said the agency would carry the problem into 2010 by delaying pension payments and other timing variances.

The MTA Board has also approved a tentative deal with Related Companies / Goldman Sachs to construct a mixed-use development on a platform at the developer’s expense over the eastern and western rail yards in Manhattan. The project calls for constructing 13 buildings and additional space for retail use, community space, a cultural center and a school. The eastern rail yard has already been rezone, but the western rail yard cannot be developed until it is rezoned under the City’s land use review process. This development deal is contingent on completion of the extension of the No. 7 subway line. There can be no assurance that this subway line will be completed.

Other Issues

The Review identifies the following, additional issues that may have a fiscal impact on the City during the financial plan period:

Retiree Health Benefits The city is planning to reduce the funding allocated to the Retiree Health Benefits Trust (RHBT) by $82 million in City Fiscal 2010, $395 million in City Fiscal 2011, and $672 million in City Fiscal 2012, which would have funded other post-employment benefits paid to retirees. The reduction of funding would require a drawdown of the RHBT by more than $1.1 billion. The drawdown and reallocation of funds are intended to help offset investment losses expected in City Fiscal 2009. The city does not plan to make any additional drawdowns to the RHBT beyond City Fiscal 2012.

Collective Bargaining With substantial budget gaps remaining in City Fiscals 2011 to 2013, and with costs for both pensions and healthcare increasing at an unsustainable rate, the City has proposed two substantial cost-containment measures in its latest budget modification that will directly affect municipal workers and retirees. The first of these proposed initiatives is a 10% cost-sharing healthcare contribution to be made by active and retired City workers to partially offset the cost of their healthcare insurance. The second proposal concerns pension cost savings that would entail the creation of a new pension tier for newly employed city workers. The City expects that the new tier, if created, will yield $200 million in annual savings over the course of the financial plan and, cumulatively, would save the City about $16 billion over the next 30 years. If achieved, these initiatives are expected to save the City more than $750 million in City Fiscal 2010. The success of these proposals depends on acceptance by the City’s labor unions and the State Legislature.

Most unions received 3% to 3.15% wage increases during the City Fiscal 2006 round of collective bargaining, but negotiated side letter agreements allowing them to reopen negotiations with the City if another uniformed union receives wage increases larger than the pattern. City Financial Plan projections assume that the terms of the PBA Award will be applied to all uniformed employees. As of the date of the City Financial Plan, four unions had already reached new agreements with the City and other unions had reopened negotiations. The City’s reserve for collective bargaining contains funding for the cost of undistributed collective bargaining increases. The reserve contains funding for unsettled nonuniformed employees for the 2006-2008 and the 2008-2010 round assuming that those employees’ settlements conform to the non-uniformed pattern for these rounds of bargaining. The reserve also contains funding for wage increases beyond the 2008-2010 round assumed to be 1.25% per year as well as small amounts for previous rounds.

Governmental Accounting Standards Board Statement No. 49 Statement No. 49 requires certain pollution remediation costs to be accounted for as expense items from the start of City Fiscal 2009. Such costs may not ordinarily be included in the City’s capital budget or financed through issuance of bonds. Compliance with Statement No. 49 is expected to be costly. Immediate compliance is expected to increase budget costs by up to $500 million a year, since certain environmental remediation costs will no longer be eligible for capital reimbursement. In addition, it is often difficult to identify the environmental remediation component of larger capital projects. Projects may not continue before environmental remediation components are identified, which may lead to expensive delays. The city has engaged the accounting firm of KPMG to determine the impact of implementing GASB 49. The funding is not included in the Updated Plan.

Litigation In 2004, the WTC Captive Insurance Company was formed to cover claims alleging injuries arising through World Trade Center Site rescue and cleanup, using $1 billion in federal aid. More than 11,000 such claims have been brought against the City and its contractors. The City Financial Plan assumes that the City will have no liability from such claims, but it is not clear that the insurance will be sufficient to cover all the liability that could arise.

To avoid litigation, the Mayor has asked the United States Congress to use the $1 billion to reopen the federal September 11th Victim Compensation Fund, which Congress established in 2001 to provide financial relief to victims in exchange for their agreements not to bring suit on the basis of their injuries. There is no guarantee that Congress will comply with the Mayor’s request.

The State also expanded a presumptive accidental disability retirement benefit in June 2008, to cover first responders who participated in rescue and cleanup efforts, but who were not initially deemed eligible. Costs to the City are projected to total $3.2 million annually.

Business Tax Refunds Contributing to the City’s budget squeeze in the current City Fiscal Year is the upsurge in demands for refunds by companies that overpaid City taxes this year based on expectations of a more robust business performance. In past years, companies would instruct the City to apply any overpayments to subsequent tax bills, but in a sign of economic hardship, companies seeking additional cash are requesting the refunds. There can be no assurances that more requests will not be made. Corporate taxes comprise 14% of total taxes paid to the City and 15.6% of taxes paid to the State. In response to a year-long surge in business tax refunds, the city has enlarged its reserve for refunds by over $100 million, to $800 million, in City Fiscal 2009.

General Risk Factors When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, “moral obligation” bonds, lease debt, appropriation debt and notes is higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State’s credit rating has historically been upgraded and downgraded much more frequently than that of most other states.

The combined State and local taxes levied on residents of the State, and particularly on residents of the City, are among the highest in the country. This may limit the ability of the State and its localities to raise additional revenue by raising taxes. In addition, combined State and local debt per capita in the State is significantly above the national average. Debt service expenditures have taken an increasing toll on state and local budgets.

The creditworthiness of local State-issued obligations may be unrelated to the creditworthiness of State-issued obligations, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State, and it is possible that investments will be made in obligations of particular issuers as to which such specific factors are applicable. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance may not be fully reflected in the projections of the State’s Enacted Plan or Updated Plan for 2008 to 2009 or thereafter.

Finally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. We cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on or principal of such securities.